                                                     Registration Nos. 333-36260
                                                                       811-05301

       As filed with the Securities and Exchange Commission on May 3, 2010

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.    [_]                           [_]

     Post-Effective Amendment No.   [22]                          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.                  [135]                         [X]

                              VARIABLE ACCOUNT I OF
               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           (Exact Name of Registrant)

               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                               (Name of Depositor)

                                 600 King Street
                              Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                                  Chief Counsel
                      American General Life Companies, LLC
                            2929 Allen Parkway, AT-30
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that the filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [X]  on May 3, 2010 pursuant to paragraph (b)

     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of American General Life Insurance Company of Delaware under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

   GROUP IMMEDIATE VARIABLE ANNUITY      within your contract. The fixed
          CONTRACT ISSUED BY             investment option is part of our
 AMERICAN GENERAL LIFE INSURANCE COMPANY general account and, if chosen, each of
             OF DELAWARE                 your Annuity Payments will generally be
    THROUGH ITS VARIABLE ACCOUNT I       the same amount. If you select a
                                         variable Annuity Payment, the periodic
 This prospectus is dated May 3, 2010    payments will change depending on the
                                         investment performance of the
This prospectus describes information    portfolios you select. You bear the
you should know before you purchase a    investment risk. The currently offered
Group Immediate Variable Annuity         variable investment options are
Contract (the "Contract"). On page 5     Portfolios of Vanguard(R) Variable
you will find definitions of certain     Insurance Fund ("Vanguard VIF
capitalized terms used in this           Portfolios") and The Vanguard Group
prospectus. Please read this             public Mutual Funds ("Vanguard Funds").
prospectus carefully and keep it for     Vanguard VIF Portfolios and Vanguard
future reference. For information on     Funds are collectively referred to in
how to contact us, please see page 4.    this prospectus as the "Funds."

THE CONTRACT IS AVAILABLE AS A           See "Investment Options" on page 7 for
QUALIFIED CONTRACT, SUCH AS AN           a complete list of the variable
INDIVIDUAL RETIREMENT ANNUITY            investment options. You should also
CONTRACT FUNDED WITH ROLLOVERS FROM      read the prospectuses of the Funds
TAX-QUALIFIED PLANS, AND AS A            underlying the variable investment
NON-QUALIFIED CONTRACT FUNDED WITH       options that may interest you. You can
MONEY FROM ANY SOURCE.                   request free copies from your AGL of
                                         Delaware representative or from our
The Contract is a single premium         Administrative Center as shown on page
immediate variable annuity contract      4 of this prospectus.
between you and American General Life
Insurance Company of Delaware ("AGL      NEITHER THE SECURITIES AND EXCHANGE
of Delaware") where you agree to make    COMMISSION ("SEC") NOR ANY STATE
one Premium Payment to AGL of            SECURITIES COMMISSION HAS APPROVED OR
Delaware and AGL of Delaware agrees      DISAPPROVED OF THESE SECURITIES OR
to make a stream of Annuity Payments     PASSED UPON THE ADEQUACY OR ACCURACY OF
at a later date. The Contract is a       THIS PROSPECTUS. ANY REPRESENTATION TO
single premium, immediate, variable      THE CONTRARY IS A CRIMINAL OFFENSE.
annuity offered to individuals within
groups. It is immediate because we       THE CONTRACTS ARE NOT INSURED BY THE
start making Annuity Payments within     FDIC, THE FEDERAL RESERVE BOARD OR ANY
12 months from the Contract Date.        SIMILAR AGENCY. THEY ARE NOT A DEPOSIT
                                         OR OTHER OBLIGATION OF, NOR ARE THEY
The description of the Contract in       GUARANTEED OR ENDORSED BY, ANY BANK OR
this prospectus is fully applicable      DEPOSITORY INSTITUTION. AN INVESTMENT
to your certificate and the word         IN A VARIABLE ANNUITY IS SUBJECT TO
"Contract" includes any such             INVESTMENT RISKS, INCLUDING POSSIBLE
certificate.                             LOSS OF PRINCIPAL INVESTED.

The Contract is designed to meet         THE CONTRACTS ARE NOT AVAILABLE IN ALL
long-term financial goals. Due to        STATES. THIS PROSPECTUS DOES NOT OFFER
certain restrictions on withdrawals      THE CONTRACTS IN ANY JURISDICTION WHERE
and surrenders, the Contract is not      THEY CANNOT BE LAWFULLY SOLD. YOU
suitable as a short-term investment.     SHOULD RELY ONLY ON THE INFORMATION
                                         CONTAINED IN THIS PROSPECTUS, SALES
The Contract has 31 investment           MATERIALS WE HAVE APPROVED OR THAT WE
options to which you can allocate        HAVE REFERRED YOU TO. WE HAVE NOT
your money - 30 variable investment      AUTHORIZED ANYONE TO PROVIDE YOU WITH
options and one fixed investment         INFORMATION THAT IS DIFFERENT.
option. If your contract is a
non-qualified annuity that is not
part of your retirement plan, those
variable investment options that are
invested in Mutual Funds available to
the public outside of annuity
contracts, life insurance contracts,
or certain employer-sponsored
retirement plans (The Vanguard
Group(R) public Mutual Funds), will
not be available for you to allocate
your money

                                TABLE OF CONTENTS

DEFINITIONS....................................................................5
SUMMARY OF THE CONTRACT........................................................7
  PURPOSE OF THE ANNUITY CONTRACT..............................................7
  TYPE OF CONTRACT.............................................................7
  PURCHASE OF THE CONTRACT.....................................................7
  INVESTMENT OPTIONS...........................................................7
  EXPENSES.....................................................................9
    SALES CHARGE...............................................................9
    MORTALITY AND EXPENSE RISK CHARGE..........................................9
    STATUTORY PREMIUM TAX CHARGE...............................................9
    OTHER EXPENSES.............................................................9
  RIGHT TO EXAMINE PERIOD......................................................9
  CANCELLATION RIGHTS..........................................................9
FEE TABLES....................................................................10
CONDENSED FINANCIAL INFORMATION...............................................11
INVESTMENT OPTIONS............................................................12
  VARIABLE INVESTMENT OPTIONS.................................................12
  FIXED INVESTMENT OPTION.....................................................19
EXPENSES......................................................................19
  SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS..............................19
  SALES CHARGE................................................................19
  MORTALITY AND EXPENSE RISK CHARGE...........................................20
  STATUTORY PREMIUM TAXES.....................................................20
  INCOME TAXES................................................................20
  TRANSFER FEE................................................................20
  FUND EXPENSES...............................................................20
  FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS.......................21
  REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED................21
THE CONTRACT..................................................................21
  GENERAL DESCRIPTION.........................................................21
  WHO SHOULD PURCHASE A CONTRACT..............................................22
  ABOUT THE CONTRACT..........................................................22
  PURCHASING A CONTRACT.......................................................22
  ALLOCATION OF PREMIUM.......................................................22
  RIGHT TO EXAMINE PERIOD.....................................................22
  MARKET TIMING...............................................................23
  RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS.....24
  TRANSFERS AMONG INVESTMENT OPTIONS..........................................24
    MINIMUM TRANSFER AMOUNT...................................................25
  EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS...............25
  TRANSFER REQUESTS IN GOOD ORDER.............................................25
  AUTOMATIC REBALANCING.......................................................26
  DOLLAR COST AVERAGING.......................................................26
  CANCELLATION RIGHTS.........................................................26
    ACCESS TO YOUR MONEY......................................................26
    CANCELLATION OF THE CONTRACT..............................................27

    COMPUTING THE CANCELLATION VALUE..........................................27
    TAXES.....................................................................27
  RIGHTS RESERVED BY THE COMPANY..............................................27
  VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS............28
    STATE LAW REQUIREMENTS....................................................28
    EXPENSES OR RISKS.........................................................28
    UNDERLYING INVESTMENTS....................................................28
ANNUITY PAYMENTS..............................................................28
  GENERALLY...................................................................28
  ANNUITY PAYMENT OPTIONS.....................................................29
  ANNUITY UNITS...............................................................30
  DETERMINATION OF THE INITIAL ANNUITY PAYMENT................................31
  IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS...............................31
  IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS............................31
  IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS.....................31
  IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS.............32
  DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS.......................32
  ASSUMED INVESTMENT RETURN...................................................32
ACCESS TO YOUR MONEY..........................................................33
  GENERALLY...................................................................33
  DEFERMENT OF PAYMENTS.......................................................33
DEATH BENEFIT.................................................................34
  DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE................................34
  DEATH PRIOR TO INCOME START DATE............................................34
  DEATH OF CONTRACT OWNER AFTER THE INCOME START DATE.........................34
  DEATH OF ANNUITANT AFTER THE INCOME START DATE..............................34
  DESIGNATION OF BENEFICIARY..................................................35
PERFORMANCE...................................................................35
TAXES.........................................................................36
  INTRODUCTION................................................................36
  ANNUITY CONTRACTS IN GENERAL................................................37
  TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS.......................37
  DISTRIBUTIONS IN GENERAL....................................................37
  TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS...................39
  NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS........................40
  SECTION 1035 EXCHANGES......................................................40
  DIVERSIFICATION AND INVESTOR CONTROL........................................41
  WITHHOLDING.................................................................41
OTHER INFORMATION.............................................................41
  AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE.........................41
  GUARANTEE OF INSURANCE OBLIGATIONS..........................................42
  OWNERSHIP...................................................................43
  VOTING PRIVILEGES...........................................................43
  DISTRIBUTION OF THE CONTRACT................................................43
  LEGAL PROCEEDINGS...........................................................44
FINANCIAL STATEMENTS..........................................................44
APPENDIX A - CONDENSED FINANCIAL INFORMATION..................................45
APPENDIX B - HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS...................49
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................58

CONTACT INFORMATION: Here is how you can contact us about the Group Immediate Variable Annuity Contracts:

-------------------------------------------------------------------------
ADMINISTRATIVE CENTER:                    HOME OFFICE:
-------------------------------------------------------------------------
(U.S. MAIL)                               American General Life Insurance
American General Life Insurance           Company of Delaware
Company of Delaware                       600 King Street
Group Annuity Administration Department   Wilmington, Delaware  19801
600 King Street (DPEN)
Wilmington, Delaware  19801
1-877-299-1724
-------------------------------------------------------------------------

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 600 King Street
(DPEN), Wilmington, Delaware, 19801, telephone: 1-877-299-1724.

Annuitant - The person you designate to receive Annuity Payments and whose life determines the duration of Annuity Payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Annuity Payment Options under the Contract permit a Joint Annuitant.

Annuity Payment - The series of periodic income payments selected by the Contract Owner.

Annuity Payment Option - The method in which you choose to receive your stream of Annuity Payment(s).

Annuity Unit - An accounting unit of measure used to calculate Annuity Payments after the Contract Date.

Assumed Investment Return - The net investment return that will cause variable Annuity Payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable Annuity Payments.

Company - American General Life Insurance Company of Delaware, 600 King Street, Wilmington, Delaware 19801.

Contract Anniversary - An anniversary of the date we issued your Contract.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

Contract Year - Each twelve-month period beginning on the Contract Date.

Group Immediate Variable Annuity Contractholder - An entity or person who is issued a Contract for the benefit of participants in the group. These participants are referred to as "Contract Owners" in this prospectus.

Income Change Date - The date on which the amount of your next variable Annuity Payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable Annuity Payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

Income Start Date - The date on which Annuity Payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the

Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that Annuity Payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Contract Date, when you may return your Contract to the Company.

Statutory Premium Tax - A tax charged by a state or municipality on Premium Payments.

Valuation Date - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 4:00 p.m. Eastern time.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the Statement of Additional Information ("SAI"), and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides Annuity Payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of Annuity Payment Options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of Annuity Payments, generally for retirement, but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over or converted from tax-qualified plans such as 401(k) Plans, 403(b) Plans, government 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $10,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to Variable Account I ("variable account") to provide a variable annuity. Our variable account is divided into subaccounts, 30 of which are currently offered under the Contract. Each of the 30 subaccounts invests exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio.

The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

The variable investment options currently offered are:

VANGUARD FUNDS
--------------

Vanguard 500 Index Fund                        Vanguard U.S. Growth Fund
Vanguard Dividend Growth Fund                  Vanguard Wellington(TM) Fund
Vanguard GNMA Fund                             Vanguard Windsor(TM) Fund
Vanguard Inflation-Protected Securities Fund   Vanguard LifeStrategy(R) Conservative Growth Fund
Vanguard Prime Money Market Fund               Vanguard LifeStrategy(R) Growth Fund
Vanguard Small-Cap Growth Index Fund           Vanguard LifeStrategy(R) Income Fund
Vanguard Small-Cap Value Index Fund            Vanguard LifeStrategy(R) Moderate Growth Fund
Vanguard Total Bond Market Index Fund

The above Vanguard Funds were previously available under a separate prospectus but were made available to you as of May 1, 2004, if your Contract was issued on a qualified basis.

As of March 4, 2004, Vanguard PRIMECAP Fund was no longer available to new investors. Contract Owners invested in the Fund as of May 2, 2005 may retain the investment but cannot use the account value invested in Vanguard PRIMECAP Fund for any other purpose except to transfer to one of the other currently offered investment options.

As of December 1, 2004, Vanguard Health Care Fund and Vanguard Total International Stock Index Fund were no longer offered as investment options under the Contract.

As of May 2, 2005, Vanguard International Growth Fund is no longer offered as an investment option under the Contract. Contract Owners invested in the Fund may retain the investment but cannot use the account value invested in Vanguard International Growth Fund for any other purpose except to transfer to one of the other currently offered investment options.

VANGUARD VIF PORTFOLIOS
-----------------------

Vanguard VIF Balanced Portfolio            Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Capital Growth Portfolio*     Vanguard VIF Money Market Portfolio
Vanguard VIF Diversified Value Portfolio   Vanguard VIF REIT Index Portfolio
Vanguard VIF Equity Income Portfolio       Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio        Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio              Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio     Vanguard VIF Total Stock Market Index Portfolio*
Vanguard VIF International Portfolio

*This Vanguard Fund was previously available under a separate prospectus but was made available to you as of May 1, 2004.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

Allocating part or all of your Premium Payment to a subaccount means you have elected, at least in part, a variable Annuity Payment. The amount of your variable Annuity Payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed Annuity Payment. Under this option, the periodic amount you receive will not change.

EXPENSES

The Company deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

Sales Charge. We may deduct a one time sales charge from your Premium Payment.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Statutory Premium Tax Charge. Certain states assess a Premium Tax charge for Premium Payments made under the Contract. If applicable, the Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Other Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

RIGHT TO EXAMINE PERIOD

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Examine Period" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted. We reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

---------------------------------------------------------------------------------------------------------------
                                  MAXIMUM CONTRACT OWNER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------------
                      CHARGE                                                    AMOUNT
---------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                                            4% of premium
(as a percentage of purchase payments)
---------------------------------------------------------------------------------------------------------------
Transfer Fee                                                             $10 per transfer
                                                          (There is no charge for the first 12 transfers
                                                          each Contract year; thereafter, we reserve the
                                                            right to charge a fee of $10 per transfer.)
---------------------------------------------------------------------------------------------------------------
Statutory Premium Taxes - qualified Contracts                            0 - 1% of premium
---------------------------------------------------------------------------------------------------------------
Statutory Premium Taxes - non-qualified Contracts                       0 - 3.5% of premium
---------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

--------------------------------------------------------------------------------
                        VARIABLE ACCOUNT ANNUAL EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
--------------------------------------------------------------------------------
                   CHARGE                                   AMOUNT
--------------------------------------------------------------------------------
Maximum Mortality and Expense Risk Fees                      1.25%
--------------------------------------------------------------------------------
     Total Variable Account Annual Expenses                  1.25%
--------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the Funds for the fiscal year ended December 31, 2009. Current and future expenses for the Funds may be higher or lower than those shown.

-------------------------------------------------------------------------------------------------------
                                     ANNUAL FUND FEES AND EXPENSES
                       (AS A PERCENTAGE OF AVERAGE DAILY VARIABLE ACCOUNT VALUE)
-------------------------------------------------------------------------------------------------------
                         CHARGE                                  MAXIMUM                 MINIMUM
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are           0.18%                   0.53%
deducted from Fund assets include management fees,
distribution (12b-1) fees, and other expenses)
-------------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses. You may request copies of the Funds' prospectuses by contacting our Administrative Center.

                         CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in Appendix A.

                               INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

Variable Account I
------------------

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one Fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the Contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Vanguard Funds
------------------

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the Funds' sponsor and overall manager, Vanguard may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each of the Funds available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

     . Vanguard 500 Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically, but not always, will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

     . Vanguard GNMA Fund seeks to provide a moderate level of current income. The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

     . Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated
          "investment-grade."

     . Vanguard Prime Money Market Fund seeks to provide current income while maintaining liquidity and a stable share price of $1. The Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry. The Fund maintains a dollar-weighted average maturity of 90 days or less.

     . Vanguard Small-Cap Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI) US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard Small-Cap Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard Total Bond Market Index Fund seeks to track the performance of a broad, market-weighted bond index. The Fund employs a "passive management"-or indexing- investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Fund invests by "sampling" the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

     . Vanguard U.S. Growth Fund seeks to provide long-term capital appreciation. The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors.

     . Vanguard Wellington Fund seeks to provide long-term capital appreciation and reasonable current income. The Fund invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Fund assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

     . Vanguard Windsor Fund seeks to provide long-term capital appreciation and income. The Fund invests mainly in mid- and large-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisors feel are trading at prices that are below average in relation to such measures as earnings and book value. The Fund uses multiple investment advisors.

     . Vanguard LifeStrategy Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

     . Vanguard LifeStrategy Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds. The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

     . Vanguard LifeStrategy Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

     . Vanguard LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds. The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Each Fund is part of The Vanguard Group, Inc. ("Vanguard"), a family of 37 investment companies with more than 150 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to Vanguard 500 Index Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Prime Money Market Fund, Vanguard Small-Cap Growth Index Fund, Vanguard Small-Cap Value Index Fund, and Vanguard Total Bond Market Index Fund. Vanguard manages these funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain of the funds employ external advisors. AllianceBernstein L.P. and William Blair & Company, L.L.C. serve as advisors to Vanguard U.S. Growth Fund. Wellington Management Company, LLP serves as advisor to Vanguard Dividend Growth Fund, Vanguard GNMA Fund, and Vanguard Wellington Fund. Wellington Management Company, LLP and AllianceBernstein L.P. serve as advisors to Vanguard Windsor Fund. The LifeStrategy Funds receive advisory services indirectly by investing in other Vanguard funds. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

Vanguard VIF Portfolios
-----------------------

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each of the Portfolios available under the Contract. There is no assurance that any of these portfolios will achieve its stated objective.

     . Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

     . Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

     . Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

     . Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

     . Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stock of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

     . Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds - commonly known as "junk bonds" - with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating loans of medium- to lower-range credit quality. The Portfolio's high-yield bonds and loans have mostly short- and intermediate-term maturities.

     . Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

     . Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

     . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs a "passive management--or indexing--investment approach designed to track the performance of the MSCI US REIT Index. The Index is composed of publicly traded equity real estate investment trusts (known as REITs). The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportions as its weightings in the Index.

     . Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed-income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's). The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

     . Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

     . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

     . Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's ("S&P") Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds-Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.

Vanguard serves as the investment advisor to Vanguard VIF Equity Index Portfolio, Vanguard VIF Mid-Cap Index Portfolio, Vanguard VIF Money Market Portfolio, Vanguard VIF REIT Index Portfolio, Vanguard VIF Short-Term Investment-Grade Portfolio, and Vanguard VIF Total Bond Market Index Portfolio. Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in another Vanguard fund and Vanguard VIF Portfolio. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain of the funds employ external advisors. PRIMECAP Management Company serves as advisor to Vanguard VIF Capital Growth Portfolio. AllianceBernstein L.P. and William Blair & Company, L.L.C. serve as advisors to the Vanguard VIF Growth Portfolio. Wellington Management Company, LLP serves as advisor to Vanguard VIF High Yield Bond Portfolio and Vanguard VIF Balanced Portfolio. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to Vanguard VIF Small Company Growth Portfolio. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to Vanguard VIF International Portfolio. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to Vanguard VIF Diversified Value Portfolio. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to Vanguard VIF Equity Income Portfolio.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the Annuity Payments you receive will be unaffected by investment performance.

                                    EXPENSES

Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the Fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS

     .    Maximum sales loads or sales charges: 4% of premium
     .    No annual Contract maintenance charge
     . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10 per transfer after the first 12 transfers in a Contract year)
     .    Maximum Annual Mortality and Expense Risk Charge: 1.25%
     . Fees and expenses paid by the Funds which ranged from 0.18% to 0.53% in the fiscal year ended December 31, 2009

SALES CHARGE

We will deduct a maximum of 4% of your Premium Payment as a sales charge. The value of your Premium Payment (or "net" Premium Payment), after the sales charge and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable income payments. AGL of Delaware receives the sales charge to cover sales expenses, including commissions.

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make Annuity Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly Annuity Payments regardless of how long all Annuitants may live.

The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. Statutory Premium Taxes currently imposed on the Contract by various states range from 0% to 1% of premium for qualified Contracts and from 0% to 3.5% of premium for non-qualified Contracts. In addition, some local governments may also levy a Premium Tax. These taxes are deducted from your Premium Payment upon its receipt by the Company.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

TRANSFER FEE

There is no charge for the first 12 transfers each Contract year; after the first 12 transfers in a Contract year, we reserve the right to charge $10 per transfer.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Vanguard Funds, the Vanguard VIF Portfolios and the UIF Portfolios. The maximum Fund expenses are described in the fee table contained in the prospectus.

FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS

During periods of low short-term interest rates, and in part due to Contract fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Contract's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your Contract value in the money market investment option will lose value.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     .    the size and nature of the group;

     .    the total amount of premium we expect to receive from the group;

     . any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. The Contract provides income in the form of Annuity Payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), or you may purchase the Contract by transferring assets from another individual retirement annuity or "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Funds, the amount of the variable Annuity Payments will depend on the investment performance of the Funds you select.

The Contract also has a fixed investment option that is part of our general account. Each Annuity Payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

Under the Contract, you will have access to your investment only through Annuity Payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto). The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide Annuity Payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $10,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to the Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

RIGHT TO EXAMINE PERIOD

If for any reason you are not satisfied with your Contract, you may return it to us within 10 days after you receive it, and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience in states where permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to the Vanguard VIF Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. The allocation of your investment out of the Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Vanguard VIF Money Market Portfolio during the Right to Examine Period.

To exercise your right to return your Contract, you must mail it directly to us at American General Life Insurance Company of Delaware, Attention: Group Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net Premium Payment that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Contract Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy.

We are required to monitor the Contracts to determine if a Contract Owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

In most cases, exchanges into and out of the Vanguard VIF Money Market Portfolio are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the Vanguard VIF Money Market Portfolio. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Contract Owner requests an exchange out of any variable investment option into the Vanguard VIF Money Market Portfolio, and

     (2) the same Contract Owner, within two calendar weeks requests an exchange out of the Vanguard VIF Money Market Portfolio back into that same variable investment option, then

     (3)  the second transaction above is considered market timing.

Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of your Premium Payment among investment options to provide variable Annuity Payments can be changed by transfers of Fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

How transfers among variable investment options are effected:

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Value, is the minimum number of Annuity Units that may be transferred.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

When you transfer money among the variable investment options, we will redeem units of the affected subaccounts at their prices as of the end of the current Valuation Date. We will credit any subaccount you transfer the money to at the same time.

The amount of the allocation in each subaccount will change with that subaccount's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

TRANSFER REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to transfer assets properly.

If we receive a transfer request and it is not in good order, the transfer will not be completed until we receive all necessary information.

We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is canceled.

AUTOMATIC REBALANCING

This feature automatically rebalances the current proportional value of your net Premium Payment allocated to each variable investment option under your Contract to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. Automatic rebalancing entails taking assets from the better performing subaccounts and allocating them to the lesser performing subaccounts.

You tell us the day of the month you want us to do the rebalancing (other than the 29th, 30th, or 31st) and whether you want the frequency to be monthly, quarterly, semi-annually or annually. For example, if you elect to begin rebalancing effective January 15th, and you have requested quarterly rebalancing, your automatic rebalancing will start on January 15th, occur next on April 15th, and will continue quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

DOLLAR COST AVERAGING

We offer dollar cost averaging that provides for automatic and scheduled transfers between variable investment options. You may maintain only one dollar cost averaging instruction with us at a time.

Annuity Units for dollar cost averaging will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

CANCELLATION RIGHTS

You may have the right to cancel your Contract if your Group Immediate Variable Annuity Contractholder has made the right available to you, and your Contract includes a Cancellation Endorsement, subject to the provisions below. Otherwise, the cancellation rights described in this section do not apply to you. If you choose the Cancellation Endorsement, the amount of each Annuity Payment will be lower than without the Cancellation endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

Access To Your Money. If you are the Annuitant, you may access your money by receiving your scheduled Annuity Payments. If your Contract includes a Cancellation Endorsement, you, as Contract Owner, may cancel your Contract for its cancellation value within six (6) months after the Contract Date.

Cancellation Of The Contract. If your Contract includes a Cancellation Endorsement, and if the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your Contract. It is available with both the variable and the fixed payouts under all Annuity Payment Options. To elect a cancellation, the Contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

Computing the Cancellation Value. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed Annuity Payments, to be determined as follows.

     . The value of future variable Annuity Payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine Annuity Payments, to the future variable Annuity Payments which are to be paid in accordance with the Annuity Payment Option in effect when cancellation is requested. The amount of future variable Annuity Payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

     . Fixed Annuity Payments will be determined by applying the then current annuity pricing factors, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed Annuity Payments which is to be paid in accordance with the Annuity Payment Option in effect on the date the request is received. One of these annuity pricing factors is the current interest rate for the Fixed Account, or the "annuity purchase rate." We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of Annuity Payments at the Contract Date. For example, if the current annuity purchase rates for fixed Annuity Payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed Annuity Payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

Taxes. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

RIGHTS RESERVED BY THE COMPANY

The Company reserves the following rights to:

     .    Reflect a change in the variable account or any subaccount thereunder;

     .    Create new variable accounts;

     . Operate the variable account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

     . Transfer any assets in any subaccount in the variable account to another variable account;

     . Add, combine or remove subaccounts in the variable account, or combine the variable account with another variable account;

     . Make any new subaccounts available to the Contract Owner on a basis to be determined by the Company;

     . Substitute for the shares held in any subaccount the shares of another underlying Fund or the shares of another investment company or any other investment permitted by law;

     . Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

     .    Make any changes to comply with the rules of any Fund.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Contract Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

State Law Requirements. AGL of Delaware is subject to the insurance laws and regulations in every jurisdiction in which the Contracts are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Contract and related endorsements.

Expenses or Risks. AGL of Delaware may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

Underlying Investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                                ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic Annuity Payments. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date and can start as early as 1 month after we receive your Premium Payment. In addition, Annuity Payments must begin by the Annuitant's 91st birthday. If a state requires that Annuity Payments begin prior to such date, we must comply with those requirements.

We will make Annuity Payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them. For Annuity Payments:

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

     . If you choose to include the Cancellation Endorsement with your Contract, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement.

     . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of his or her current address or active bank account location.

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four Annuity Payment Options described below. We may make other Annuity Payment Options available subject to our discretion. Please refer to your Contract specific materials for the Annuity Payment Options available in your Contract. If your Annuity Payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make Annuity Payments as long as the Annuitant is alive. Annuity Payments stop when the Annuitant dies.

     .    Option 2 - Life Annuity With A Guaranteed Number of Years

          Under this option, we will make Annuity Payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

     .    Option 3 - Joint and Survivor Annuity

          Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make Annuity Payments so long as the Joint Annuitant is alive. However, the amount of the remaining Annuity Payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

     .    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of
          Years

          Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make Annuity Payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the Annuity Payments to be made to the Joint Annuitant, upon the later of the Annuitant's death or the end of the guaranteed period, will be:

     . equal to the Annuity Payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or

     . lower than the Annuity Payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

All things being equal, Annuity Payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each Annuity Payment as determined by our currently used annuity rate factors. The Annuity Unit value for each Fund will vary from one Valuation Period to the next based on the investment experience of the assets in the Fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first Annuity Payment:

     . the portion of the premium allocated to provide variable Annuity Payments, the investment options and the Assumed Investment Return ("AIR") you chose and the performance of the investment options between the date we received your Premium Payment and the date of the first Annuity Payment;

     . the portion of the Premium Payment allocated to provide fixed Annuity Payments and prevailing fixed interest rates;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the Annuity Payment Option selected;

     .    the frequency of Annuity Payments;

     .    the deduction of applicable Statutory Premium Taxes; and

     .    the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable Annuity Payments to reflect the performance of the investment options you chose since the last Income Change Date. We determine the dollar amount of the variable Annuity Payment as follows. The portion of the first Annuity Payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable Annuity Payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     .    If value is transferred from one investment option to another.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor Annuity Payment Option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable Annuity Payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable Annuity Payments will remain level until the next Income Change Date. Subsequent variable Annuity Payments may be more or less than the previously calculated variable Annuity Payments depending on whether the net investment performance of the selected investment options is greater than or less than the AIR.

ASSUMED INVESTMENT RETURN

The amount of the Annuity Payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the Fund expenses. This assumption is called the AIR. The AIR not only determines the initial level of income, but also how future investment performance affects Annuity Payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups. Currently, we offer AIRs of 3.5% and 5%. In the future we may make additional AIRs available.

     . If you allocate a portion of your premium to variable annuity income, then you invest this premium into the annuity investment options available and select an AIR. If more than one AIR is offered you will need to decide between a higher or lower AIR.

     . We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the AIR.

     . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If net performance for a year (rate of return after expenses) is exactly equal to the AIR, the level of the variable Annuity Payments will not change. If the net performance of your annuity investment options is higher than the AIR, then your Annuity Payments will increase. Similarly, if net performance of your annuity investment options is less than the AIR, then your Annuity Payments will decrease.

     . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

GENERALLY

Depending on the Annuity Payment Option you select and whether you are the Annuitant, you may receive Annuity Payments according to the Annuity Payment Option you select. Under certain Annuity Payment Options, surrenders may be permitted.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of or determination of the value of shares of the Funds is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

If your Group Immediate Variable Annuity Contractholder has made the cancellation right available to you, your Contract includes a Cancellation Endorsement, and the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract issued), we will pay a lump sum death benefit in the event that the Annuitant and Joint Annuitant, if any, die within six (6) months of the Contract Date. The benefit shall be payable to the Contract Owner, if living, or if not, to the beneficiary.

The amount of the lump sum death benefit will be determined by:

     . calculating the actuarial present value of future variable Annuity Payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

     . adding to that, the amount of premium allocated to pay fixed Annuity Payments, minus any fixed Annuity Payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six month period. Note: If you choose the Cancellation Endorsement, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF CONTRACT OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the Annuity Payment Option in force at the date of your death.

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the Annuity Payment Option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the Annuity Payment Option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options:

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

     . Annuity Payment Option 4 - Joint and Survivor Annuity With a Guaranteed Number of Years.

If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

     .    Annuity Payment Option 1 - Life Annuity; or

     .    Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
          Years.

See "Annuity Payment Options" in this prospectus.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more beneficiaries for the Annuitant and name them on the Annuity Enrollment Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of beneficiary irrevocable. Changes in the beneficiary may then be made only with the consent of the designated irrevocable beneficiary. The Annuitant may also make the designation of beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the Fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity variable accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities;

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as Annuity Payments or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional 10% tax in general does not apply:

     . where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Surrender May
---------------------------------------------------------------------------
Trigger a 10% Tax Penalty Unless an Exception Applies
-----------------------------------------------------

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, you should be aware that a full surrender of the Contract after the

Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also contact your tax adviser before taking surrenders.

Example:    Individual A is age 57 1/2 when he begins to receive annual Annuity
-------
            Payments of $10,000 from a traditional individual retirement annuity. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively.
            The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60
            1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000
            (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA")
---------------------------------------

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of a different endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers
---------

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, traditional IRA or in certain circumstances a Roth IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and traditional or Roth IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

Conversions
-----------

In years prior to 2010, if you had modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you could convert previously untaxed funds from a traditional IRA to a Roth IRA. Beginning January 1, 2010, the income limitation requirement is no longer in effect. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

General
-------

For Annuity Payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Annuity Payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Annuity Payments will be taxable. If Annuity Payments stop due to the death of the Annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders
-------------------

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

A Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception
-------------------------------------------------------------------------
Applies
-------

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

     .    the taxpayer is age 59 1/2 or older;

     .    the payment is made on account of death;

     .    the payment is made on account of the taxpayer's disability;

     . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

     . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during an annuity period;

     .    or in certain other circumstances.

You should be aware that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also seek the advice of your tax adviser.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying Funds for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the Owner of the Contract, could be treated as the owner of assets in the Funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on Annuity Payments and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number on the appropriate forms, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders, we are required to withhold 10% of the taxable portion of any lump sum distribution unless you elect out of withholding. For Annuity Payments, we will withhold on the taxable portion of Annuity Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any distribution or Annuity Payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

We are American General Life Insurance Company of Delaware ("AGL of Delaware"). AGL of Delaware is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. AGL of Delaware's home office address is 600 King Street (DPEN), Wilmington, Delaware 19801. AGL of Delaware was incorporated in 1962. AGL of Delaware is a wholly owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL of Delaware.

Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company. The name change is still pending approval in some jurisdictions. We may provide you with various forms, reports and confirmations that reflect our prior name until we receive all regulatory approvals and complete the name change process.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. AGL of Delaware is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the Company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under all Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL of Delaware. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The Guarantee does not guarantee variable Contract value or the investment performance of the variable investment options available under the Contracts. The Guarantee provides that Contract owners can enforce the Guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the Contract Owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Variable Account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to Funds allocated to the fixed investment option.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway, 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of American General Life Insurance Company of

Delaware (AGESC is an indirect wholly-owned subsidiary of American International Group, Inc.). AGESC also acts as principal underwriter for American General Life Insurance Company of Delaware's other variable accounts and for the variable accounts of certain American General Life Insurance Company of Delaware affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

American General Life Insurance Company of Delaware may pay commissions of no more than 4% of each Premium Payment to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

LEGAL PROCEEDINGS

AGL of Delaware is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL of Delaware believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL of Delaware's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

The Financial Statements of AGL of Delaware, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 600 King Street (DPEN), Wilmington, Delaware, 19801,
Attn: Group Annuity Administration Department or call us at 1-877-299-1724. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                                            APPENDIX A

                                                 CONDENSED FINANCIAL INFORMATION

                                                     ACCUMULATION UNIT VALUES
    VANGUARD FUNDS:
                                                             12/31/03  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09
                                                             --------  --------  --------  --------  --------  --------  --------
    500 Index Fund
    Accumulation Unit value at beginning of year              $7.87     $10.03    $11.03    $11.47    $13.16    $13.77    $8.61
    Accumulation Unit value at end of year                    $10.03    $11.03    $11.47    $13.16    $13.77    $8.61     $10.80
    Number of Accumulation Units outstanding at end of year   809       753       2,435     2,232     2,039     1,855     1,679

    GNMA Fund
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       N/A       N/A       $11.73    $12.48
    Accumulation Unit value at end of year                    N/A       N/A       N/A       N/A       N/A       $12.48    $13.05
    Number of Accumulation Units outstanding at end of year   N/A       N/A       N/A       N/A       N/A       16,325    14,701

    International Growth Fund
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       N/A       $18.18    $20.92    $11.43
    Accumulation Unit value at end of year                    N/A       N/A       N/A       $18.18    $20.92    $11.43    $16.07
    Number of Accumulation Units outstanding at end of year   N/A       N/A       N/A       723       670       620       572

    Prime Money Market Fund
    Accumulation Unit value at beginning of year              $10.06    $10.08    $10.11    $10.34    $10.76    $11.23    $11.46
    Accumulation Unit value at end of year                    $10.08    $10.11    $10.34    $10.76    $11.23    $11.46    $11.43
    Number of Accumulation Units outstanding at end of year   530       493       454       416       380       346       314

    PRIMECAP Fund
    Accumulation Unit value at beginning of year              $7.53     $10.30    $12.09    $13.02    $14.52    $16.06    $10.78
    Accumulation Unit value at end of year                    $10.30    $12.09    $13.02    $14.52    $16.06    $10.78    $14.38
    Number of Accumulation Units outstanding at end of year   276       257       236       217       198       180       163

    Small-Cap Growth Index Fund
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       $14.02    $15.58    $16.95    $10.09
    Accumulation Unit value at end of year                    N/A       N/A       $14.02    $15.58    $16.95    $10.09    $14.21
    Number of Accumulation Units outstanding at end of year   N/A       N/A       1,383     1,268     1,158     1,053     953

    Small-Cap Value Index Fund
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       $13.01    $15.40    $14.20    $9.58
    Accumulation Unit value at end of year                    N/A       N/A       $13.01    $15.40    $14.20    $9.58     $12.39
    Number of Accumulation Units outstanding at end of year   N/A       N/A       1,459     1,887     1,730     1,581     1,440

                                                            APPENDIX A

                                                 CONDENSED FINANCIAL INFORMATION

                                                     ACCUMULATION UNIT VALUES
    Total Bond Market Index Fund
    Accumulation Unit value at beginning of year              N/A       $10.98    $11.36    $11.54    $11.95    $12.68    $13.22
    Accumulation Unit value at end of year                    $10.98    $11.36    $11.54    $11.95    $12.68    $13.22    $13.90
    Number of Accumulation Units outstanding at end of year   481       840       771       705       0         9,740     8,772

    U.S. Growth Fund
    Accumulation Unit value at beginning of year              $7.14     $8.93     $9.49     $10.47    $10.57    $11.56    $7.13
    Accumulation Unit value at end of year                    $8.93     $9.49     $10.47    $10.57    $11.56    $7.13     $9.55
    Number of Accumulation Units outstanding at end of year   552       514       473       434       396       361       327

    Wellington Fund
    Accumulation Unit value at beginning of year              $8.96     $10.74    $11.85    $12.56    $14.33    $15.41    $11.89
    Accumulation Unit value at end of year                    $10.74    $11.85    $12.56    $14.33    $15.41    $11.89    $14.42
    Number of Accumulation Units outstanding at end of year   268       249       9,809     8,984     8,163     174       158

    Windsor Fund
    Accumulation Unit value at beginning of year              $7.68     $10.44    $11.75    $12.25    $14.51    $13.92    $8.14
    Accumulation Unit value at end of year                    $10.44    $11.75    $12.25    $14.51    $13.92    $8.14     $10.88
    Number of Accumulation Units outstanding at end of year   274       255       235       215       197       179       162

    LifeStrategy Conservative Growth Fund
    Accumulation Unit value at beginning of year              $9.36     $10.83    $11.61    $12.03    $13.21    $14.03    $11.21
    Accumulation Unit value at end of year                    $10.83    $11.61    $12.03    $13.21    $14.03    $11.21    $13.02
    Number of Accumulation Units outstanding at end of year   3,189     2,961     2,712     2,476     2,250     2,035     1,830

    LifeStrategy Growth Fund
    Accumulation Unit value at beginning of year              $8.35     $10.64    $11.89    $12.62    $14.54    $15.51    $10.10
    Accumulation Unit value at end of year                    $10.64    $11.89    $12.62    $14.54    $15.51    $10.10    $12.53
    Number of Accumulation Units outstanding at end of year   1,283     1,192     1,092     996       905       819       737

    LifeStrategy Income Fund
    Accumulation Unit value at beginning of year              $9.89     $10.88    $11.44    $11.73    $12.56    $13.30    $11.81
    Accumulation Unit value at end of year                    $10.88    $11.44    $11.73    $12.56    $13.30    $11.81    $13.14
    Number of Accumulation Units outstanding at end of year   1,907     1,771     1,546     1,333     1,130     5,277     4,667

    LifeStrategy Moderate Growth Fund
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       $12.41    $13.95    $14.87    $10.85
    Accumulation Unit value at end of year                    N/A       N/A       $12.41    $13.95    $14.87    $10.85    --
    Number of Accumulation Units outstanding at end of year   N/A       N/A       35,678    33,191    30,250    0         --

                                                            APPENDIX A

                                                 CONDENSED FINANCIAL INFORMATION

                                                     ACCUMULATION UNIT VALUES
VANGUARD VIF PORTFOLIOS:

    Diversified Value Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       N/A       $14.17    $14.62    $9.27
    Accumulation Unit value at end of year                    N/A       N/A       N/A       $14.17    $14.62    $9.27     $11.67
    Number of Accumulation Units outstanding at end of year   N/A       N/A       N/A       1,590     1,474     1,364     1,258

    Equity Income Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       $10.84    $11.20    $13.42    $13.92    $9.55
    Accumulation Unit value at end of year                    N/A       $10.84    $11.20    $13.42    $13.92    $9.55     $11.07
    Number of Accumulation Units outstanding at end of year   N/A       1,646     1,593     1,544     1,496     1,451     1,408

    Equity Index Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       N/A       N/A       $13.20    $8.26
    Accumulation Unit value at end of year                    N/A       N/A       N/A       N/A       $13.20    $8.26     $10.37
    Number of Accumulation Units outstanding at end of year   N/A       N/A       N/A       N/A       592       537       485

    High-Yield Bond Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       $10.87    $11.68    $11.82    $9.15
    Accumulation Unit value at end of year                    N/A       N/A       $10.87    $11.68    $11.82    $9.15     $12.61
    Number of Accumulation Units outstanding at end of year   N/A       N/A       10,939    11,668    592       925       853

    International Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       $12.92    $16.25    $18.93    $10.35
    Accumulation Unit value at end of year                    N/A       N/A       $12.92    $16.25    $18.93    $10.35    $14.67
    Number of Accumulation Units outstanding at end of year   N/A       N/A       9,871     8,788     7,493     693       639

    Money Market Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       $10.29    $10.73    $11.21    $11.44
    Accumulation Unit value at end of year                    N/A       N/A       $10.29    $10.73    $11.21    $11.44    $11.43
    Number of Accumulation Units outstanding at end of year   N/A       N/A       0         0         0         10,640    9,582

    REIT Index Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       $12.10    $13.43    $17.98    $14.89    $9.27
    Accumulation Unit value at end of year                    N/A       $12.10    $13.43    $17.98    $14.89    $9.27     $11.88
    Number of Accumulation Units outstanding at end of year   N/A       1,731     1,616     1,505     1,400     1,300     1,205

                                                            APPENDIX A

                                                 CONDENSED FINANCIAL INFORMATION

                                                     ACCUMULATION UNIT VALUES
    Total Bond Market Index Portfolio
    Accumulation Unit value at beginning of year              N/A       N/A       N/A       N/A       $10.70    $11.36    $11.87
    Accumulation Unit value at end of year                    N/A       N/A       N/A       $10.70    $11.36    $11.87    $12.48
    Number of Accumulation Units outstanding at end of year   N/A       N/A       N/A       1,548     1,435     1,328     1,225

                                   APPENDIX B

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable Annuity Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Annuity Payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.05%, 6%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 5.05%, 6%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the Funds' management fees and operating expenses at an annual rate of approximately 0.30% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.30%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly Annuity Payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.30% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.55%. The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option. The second assumes that 50% of the single Premium Payment is allocated to a fixed Annuity Payment Option using the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed Annuity Payment Option, the guaranteed minimum Annuity Payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. The illustrated variable Annuity Payments use an Assumed Investment Return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing Annuity Payments and actual performance less than 3.5% per year will result in decreasing Annuity Payments. We may offer alternative Assumed Investment Returns. Fixed Annuity Payments remain constant.

These tables show the monthly Annuity Payments for several hypothetical constant Assumed Investment Returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly Annuity Payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an Annuity Payment Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $626.58

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.50%.

Variable monthly Annuity Payment on the date of the illustration: $583.50

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%       8.45%      10.45%
   1        2010         65     $583.50   $583.50   $583.50   $583.50     $583.50     $583.50
   2        2011         66     $555.20   $583.50   $588.83   $600.11     $611.38     $622.66
   3        2012         67     $527.90   $583.50   $594.21   $617.19     $640.60     $664.44
   4        2013         68     $502.12   $583.50   $599.64   $634.75     $671.21     $709.03
   5        2014         69     $477.60   $583.50   $605.12   $652.82     $703.28     $756.61
   10       2019         74     $371.83   $583.50   $633.27   $751.15     $888.14   $1,046.92
   15       2024         79     $289.48   $583.50   $662.73   $864.29   $1,121.60   $1,448.60
   20       2029         84     $225.37   $583.50   $693.55   $994.48   $1,416.43   $2,004.42

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $626.58

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.50%

Monthly Annuity Payments will vary with investment performance, but will never be less than $313.29. The monthly guaranteed payment of $313.29 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%       8.45%      10.45%
   1        2010        65      $605.04   $605.04   $605.04   $605.04     $605.04     $605.04
   2        2011        66      $590.79   $605.04   $607.70   $613.34     $618.98     $624.62
   3        2012        67      $577.24   $605.04   $610.39   $621.88     $633.59     $645.51
   4        2013        68      $564.35   $605.04   $613.11   $630.66     $648.89     $667.80
   5        2014        69      $552.09   $605.04   $615.85   $639.70     $664.93     $691.59
   10       2019        74      $499.20   $605.04   $629.92   $688.86     $757.36     $836.75
   15       2024        79      $458.03   $605.04   $644.65   $745.43     $874.09   $1,037.59
   20       2029        84      $425.97   $605.04   $660.06   $810.53   $1,021.50   $1,315.50

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Payout Option selected: $584.37

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payout Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.50%.

Variable monthly Annuity Payments on the date of illustration: $540.29

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
   1        2010        65      $540.29   $540.29   $540.29   $540.29     $540.29     $540.29
   2        2011        66      $540.29   $545.23   $555.67   $555.67     $566.11     $576.55
   3        2012        67      $540.29   $550.21   $571.48   $571.48     $593.16     $615.24
   4        2013        68      $540.29   $555.23   $587.74   $587.74     $621.50     $656.52
   5        2014        69      $540.29   $560.31   $604.47   $604.47     $651.20     $700.58
   10       2019        74      $540.29   $586.37   $695.52   $695.52     $822.37     $969.39
   15       2024        79      $540.29   $613.65   $800.28   $800.28   $1,038.54   $1,341.33
   20       2029        84      $540.29   $642.19   $920.83   $920.83   $1,311.53   $1,855.98

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $584.37

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $292.18. The monthly guaranteed payment of $292.18 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                      MONTHLY PAYMENTS
                             WITH AN ASSUMED RATE OF RETURN OF:
                             ---------------------------------

                                                           GROSS
                                -----------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%    10.00%      12.00%
  YEAR      YEAR       YEAR                                 NET
  ----      ----       ----     -----------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%     8.45%      10.45%
   1        2010        65      $562.33   $562.33   $562.33   $562.33   $562.33     $562.33
   2        2011        66      $549.14   $562.33   $564.80   $570.02   $575.24     $580.46
   3        2012        67      $536.59   $562.33   $567.29   $577.92   $588.76     $599.80
   4        2013        68      $524.65   $562.33   $569.80   $586.06   $602.93     $620.45
   5        2014        69      $513.30   $562.33   $572.34   $594.42   $617.78     $642.47
   10       2019        74      $464.33   $562.33   $585.37   $639.94   $703.37     $776.88
   15       2024        79      $426.20   $562.33   $599.01   $692.33   $811.45     $962.85
   20       2029        84      $396.52   $562.33   $613.28   $752.60   $947.95   $1,220.17

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $624.55

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.50%.

Variable monthly Annuity Payment on the date of the illustration: $581.50

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%       8.45%      10.45%
   1        2010        65      $581.50   $581.50   $581.50   $581.50     $581.50     $581.50
   2        2011        66      $553.10   $581.50   $586.81   $598.05     $609.28     $620.52
   3        2012        67      $526.09   $581.50   $592.17   $615.07     $638.40     $662.16
   4        2013        68      $500.40   $581.50   $597.58   $632.57     $668.90     $706.60
   5        2014        69      $475.96   $581.50   $603.04   $650.57     $700.86     $754.01
   10       2019        74      $370.55   $581.50   $631.09   $748.57     $885.09   $1,043.32
   15       2024        79      $288.49   $581.50   $660.45   $861.32   $1,117.75   $1,443.63
   20       2029        84      $224.60   $581.50   $691.17   $991.06   $1,411.56   $1,997.53

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $624.44

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.50%

Monthly Annuity Payments will vary with investment performance, but will never be less than $312.22. The monthly guaranteed payment of $312.22 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%       8.45%      10.45%
   1        2010        65      $602.97   $602.97   $602.97   $602.97     $602.97     $602.97
   2        2011        66      $588.77   $602.97   $605.62   $611.24     $616.86     $622.48
   3        2012        67      $575.26   $602.97   $608.30   $619.75     $631.42     $643.30
   4        2013        68      $562.42   $602.97   $611.01   $628.50     $646.67     $665.52
   5        2014        69      $550.20   $602.97   $613.74   $637.51     $662.65     $689.23
   10       2019        74      $497.49   $602.97   $627.76   $686.50     $754.77     $833.88
   15       2024        79      $456.46   $602.97   $642.44   $742.88     $871.09   $1,034.03
   20       2029        84      $424.52   $602.97   $657.80   $807.75   $1,018.00   $1,310.98

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $582.65

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%.

Variable monthly Annuity Payment on the date of the illustration: $538.68

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%       8.45%      10.45%
   1        2010        65      $538.68   $538.68   $538.68   $538.68     $538.68     $538.68
   2        2011        66      $512.38   $538.68   $543.60   $554.01     $564.42     $574.83
   3        2012        67      $487.35   $538.68   $548.57   $569.78     $591.39     $613.41
   4        2013        68      $463.55   $538.68   $553.58   $586.00     $619.65     $654.57
   5        2014        69      $440.92   $538.68   $558.64   $602.67     $649.26     $698.50
   10       2019        74      $343.27   $538.68   $584.62   $693.45     $819.92     $966.50
   15       2024        79      $267.24   $538.68   $611.82   $797.90   $1,035.45   $1,337.33
   20       2029        84      $208.06   $538.68   $640.28   $918.09   $1,307.63   $1,850.45

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $582.65

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $219.32. The monthly guaranteed payment of $219.32 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                       MONTHLY PAYMENTS
                              WITH AN ASSUMED RATE OF RETURN OF:
                              ---------------------------------

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.05%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
  ----      ----       ----     -------------------------------------------------------------
                                 -1.55%     3.50%     4.45%     6.45%     8.45%        10.45%
   1        2010        65      $560.67   $560.67   $560.67   $560.67   $560.67       $560.67
   2        2011        66      $547.51   $560.67   $563.13   $568.33   $573.54       $578.74
   3        2012        67      $535.00   $560.67   $565.61   $576.21   $587.02       $598.03
   4        2013        68      $523.10   $560.67   $568.11   $584.32   $601.15       $618.61
   5        2014        69      $511.78   $560.67   $570.64   $592.66   $615.95       $640.57
   10       2019        74      $462.96   $560.67   $583.64   $638.05   $701.29       $774.57
   15       2024        79      $424.95   $560.67   $597.23   $690.28   $809.05       $959.99
   20       2029        84      $395.35   $560.67   $611.46   $750.37   $945.14     $1,216.55

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ......................................................... 3
     AGL of Delaware ........................................................ 3
     Variable Account I ..................................................... 3
     National Union Fire Insurance Company of Pittsburgh, Pa ................ 4
SERVICES .................................................................... 4
DISTRIBUTION OF THE CONTRACTS ............................................... 5
CONTRACT PROVISIONS ......................................................... 5
     Variable Annuity Payments .............................................. 5
     Annuity Unit value ..................................................... 6
Net Investment Factor ....................................................... 6
     Misstatement of Age or Gender .......................................... 7
     Evidence of Survival ................................................... 7
ADDITIONAL INFORMATION ABOUT THE CONTRACTS .................................. 7
     Gender Neutral Policies ................................................ 7
     Effect of Sales Charge ................................................. 7
     Our General Account .................................................... 7
MATERIAL CONFLICTS .......................................................... 8
FINANCIAL STATEMENTS ........................................................ 8
     Separate Account Financial Statements .................................. 8
     AGL of Delaware Financial Statements ................................... 9
     National Union Statutory Basis Financial Statements .................... 9
     American International Group, Inc. Financial Information ............... 9
INDEX TO FINANCIAL STATEMENTS ............................................... 9
     Variable Account I Financial Statements.................................10
     AGL of Delaware Financial Statements....................................10
     National Union Statutory Basis Financial Statements.....................10

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[American General Life Companies LOGO]                            PRIVACY NOTICE

--------------------------------------------------------------------------------

American General Life Companies knows   .    We have physical, electronic, and
that your privacy is important. You          procedural safeguards in place that
have received this notice as required        were designed to protect Nonpublic
by law and because you are now or may        Personal Information.
be a customer of one of our
companies. This notice will advise      .    We do not share Nonpublic Personal
you of the types of Nonpublic                Information about you except as
Personal Information we collect, how         allowed by law.
we use it, and what we do to protect
your privacy.                           .    We may disclose all types of
                                             Nonpublic Personal Information that
"Nonpublic Personal Information"             we collect, including information
refers to personally identifiable            regarding your transactions or
information that is not available to         experiences with us, when needed,
the public.                                  to:

"Employees, Representatives, Agents,         (i) Our Employees, Representatives,
and Selected Third Parties" refers to        Agents, and Selected Third Parties,
individuals or entities who act on           as permitted by law; or
our behalf.
                                             (ii) other organizations with which
..    Our Employees, Representatives,         we have joint marketing agreements
     Agents, and Selected Third              as permitted by law.
     Parties may collect Nonpublic
     Personal Information about you,    .    The types of companies and persons
     including information:                  to whom we may disclose Nonpublic
                                             Personal Information as permitted
     -    Given to us on applications        by law include: banks; attorneys;
          or other forms;                    trustees; third-party
                                             administrators; insurance agents;
     -    About transactions with us,        insurance companies; insurance
          our affiliates, or third           support organizations; credit
          parties;                           reporting agencies; registered
                                             broker-dealers; auditors;
     -    From others, such as credit        regulators; and reinsurers.
          reporting agencies,
          employers, and federal and    .    We do not share your Nonpublic
          state agencies.                    Personal Health Information unless
                                             authorized by you or allowed by
..    The types of Nonpublic Personal         law.
     Information we collect depends
     on the products we offer to you    .    Our privacy policy applies, to the
     and may include your: name;             extent required by law, to our
     address; Social Security Number;        agents and representatives when
     account balances; income;               they are acting on behalf of
     assets; insurance premiums;             American General Life Companies.
     coverage and beneficiaries;
     credit reports; marital status;    .    You will be notified if our privacy
     and payment history. We may also        policy changes.
     collect Nonpublic Personal
     Health Information, such as        .    Our privacy policy applies to
     medical reports, to underwrite          current and former customers.
     insurance policies, process
     claims, or for other related       THIS PRIVACY NOTICE IS PROVIDED FOR YOUR
     functions.                         INFORMATION ONLY. YOU DO NOT NEED TO
                                        CALL OR TAKE ANY ACTION.
..    We restrict access to Nonpublic
     Personal Information to those
     Employees, Representatives,
     Agents, or Selected Third
     Parties who provide products or
     services to you and who have
     been trained to handle Nonpublic
     Personal Information as
     described in this Notice.

..    We have policies and procedures
     that direct our Employees,
     Representatives, Agents and
     Selected Third Parties acting
     for us, on how to protect and
     use Nonpublic Personal
     Information.

--------------------------------------------------------------------------------

This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we will
Insurance Company, American General     not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other than
General Indemnity Company, American     as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in writing.
Insurance Company, American General     If you wish to authorize us to disclose
Property Insurance Company, American    your nonpublic personal financial
International Life Assurance Company    information to nonaffiliated third
of New York, Delaware American Life     parties, you may write to us at:
Insurance Company, The United States    American General Life Companies Service
Life Insurance Company in the City of   Center, P.O. Box 4373, Houston, Texas
New York, American General Life         77210-4373.
Insurance Company of Delaware
(formerly known as AIG Life Insurance   (C) 2010 American International Group,
Company), American General Life         Inc. All rights reserved.
Insurance of Bermuda, Ltd..

                                                            AGLC0375-STF Rev0210

For additional information about the Group Immediate Variable Annuity Contracts and the variable account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 3, 2010. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street (DPEN), Wilmington, Delaware 19801, Attention: Group Annuity Administration Department, or call us at 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Group Immediate Variable Annuity Contracts, including personalized illustrations of death benefits is available without charge to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the variable account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the variable account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Contracts issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
600 King Street, Wilmington, Delaware 19801

GROUP IMMEDIATE VARIABLE ANNUITY
Contract Form Number 11GVIA1000 with 16GVIA1000 certificate

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company of Delaware ("AGL of Delaware") are its responsibility. AGL of Delaware is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL of Delaware. AGL of Delaware does not solicit business in the state of New York. The Contracts are not available in all states.

(C) 2010.  All rights reserved.                           ICA File No. 811-05301

               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                               VARIABLE ACCOUNT I

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                     GROUP ANNUITY ADMINISTRATION DEPARTMENT

                             600 KING STREET (DPEN)
                           WILMINGTON, DELAWARE 19801

                            TELEPHONE: 1-877-299-1724

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 3, 2010

        This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life
Insurance Company of Delaware Variable Account I (the "Separate Account" or "Variable Account I") dated May 3, 2010, describing the group immediate variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company of Delaware ("AGL of Delaware") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................3

        AGL of Delaware.......................................................3
        Variable Account I....................................................3
        National Union Fire Insurance Company of Pittsburgh, Pa...............4

SERVICES......................................................................4

DISTRIBUTION OF THE CONTRACTS.................................................5

CONTRACT PROVISIONS...........................................................5

        Variable Annuity Payments.............................................5
        Annuity Unit Value....................................................6
        Net Investment Factor.................................................6
        Misstatement of Age or Gender.........................................7
        Evidence of Survival..................................................7

ADDITIONAL INFORMATION ABOUT THE CONTRACTS....................................7

                Gender Neutral Policies.......................................7
                Effect of Sales Charge........................................7
                Our General Account...........................................7

MATERIAL CONFLICTS............................................................8

FINANCIAL STATEMENTS..........................................................8

        Separate Account Financial Statements.................................8
        AGL of Delaware Financial Statements..................................9
        National Union Statutory Basis Financial Statements...................9
        American International Group, Inc. Financial Information..............9

INDEX TO FINANCIAL STATEMENTS.................................................9

        Variable Account I Financial Statements..............................10
        AGL of Delaware Financial Statements.................................10
        National Union Statutory Basis Financial Statements..................10

                               GENERAL INFORMATION

AGL OF DELAWARE

        Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company. The name change is still pending approval in some jurisdictions.

        AGL of Delaware is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AGL of Delaware is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL of Delaware.

        On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. AGL of Delaware is not the guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

VARIABLE ACCOUNT I

        We hold the Fund shares in the subaccounts of Variable Account I in which any of your single premium payment is invested. Variable Account I is registered as a unit investment trust with the Securities and Exchange
Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

        For record keeping and financial reporting purposes, Variable Account I is divided into 99 separate subaccounts, 34 of which are available under the Contracts offered by the prospectuses as variable investment options. Four of these 34 subaccounts are not available to all Contract Owners. Thirty-two of these 34 subaccounts, and the remaining 65 subaccounts, are offered under other AGL of Delaware contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

        The assets in Variable Account I are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL of Delaware other than those arising from the Contracts. AGL of Delaware is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

        All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

        National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

                                    SERVICES

        AGL of Delaware and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. provides services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2009, 2008 and 2007, AGL of Delaware paid American International Group, Inc. for these services $1,201,564, $1,103,919 and $609,011, respectively.

        In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AGL of Delaware's expenses and allocating these charges back to AGL of Delaware. Previously, most of these expenses, such as payroll expenses, were paid by AGL of Delaware directly. AGL of Delaware, AGLC and American International Group, Inc. are parties to a services agreement. AGL of Delaware and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2009, 2008 and 2007, AGL of Delaware paid AGLC for these services $60,892,128, $46,017,927 and $44,931,348, respectively.

        We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE CONTRACTS

        American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AGL of Delaware, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AGL of Delaware. AGESC also acts as principal underwriter for AGL of Delaware's other separate accounts and for the separate accounts of certain AGL of Delaware affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

        The Contracts are offered on a continuous basis.

        For certain Groups, the Contracts will be offered directly to participants and AGL of Delaware may not pay any commission to entities that sell the Contracts. In such cases, payments may be made for services not directly related to the sale of the Contracts. Such services include establishment of administrative arrangements, recruitment and training of personnel, distribution and production of promotional literature, and similar services.

        Under other circumstances, the Contracts will be offered through individuals who will be licensed by State insurance authorities as agents of AGL of Delaware. The individuals will also be registered representatives of (1)
broker-dealer firms that are affiliated with AGL of Delaware, or (2) other broker-dealer firms, which are not affiliated with AGL of Delaware. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

        When AGL of Delaware compensates broker-dealers that sell the Contracts, it pays according to one or more compensation schedules. Commissions are generally expected to be no greater than 6% of Premium Payments that Contract Owners make.

        AGL of Delaware has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the prospectus.

                               CONTRACT PROVISIONS

VARIABLE ANNUITY PAYMENTS

        A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts.

When you pay your single premium, we calculate the number of Annuity Units associated with each Variable Annuity Payment determined by our currently used annuity rate factor and the Annuity Unit values.

ANNUITY UNIT VALUE

        The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100 for the Contracts. This was done when the first portfolio shares were purchased for the Contracts. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

        (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit value is being determined; and

        (b)     is the Assumed Investment Return for such Valuation Period.

        The Assumed Investment Return adjusts for the rate of return assumed in determining the first Variable Annuity Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

        The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

        (a) is equal to:

                (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

                (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

                (iii)   a per share charge or credit,  which we  determine,  for
                        changes  in  tax  reserves   resulting  from  investment
                        operations of the subaccount.

        (b) is equal to:

                (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

                (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

        (c) is equal to the mortality and expense risk charge rate for the Valuation Period.

        The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

        We will require proof of the age and gender of the Annuitant before making any Annuity Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Annuity Payments have begun, any underpayment that may have been made will be paid in full with the next Annuity Payment, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future Annuity Payments until we are repaid in full.

EVIDENCE OF SURVIVAL

        If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

        Gender Neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

        Effect of Sales Charge. The Contracts are not currently sold with a sales charge. However, AGL of Delaware reserves the right to assess a sales charge in the future, up to a maximum sales charge of 4% of your Premium Payment. Because this is a charge assessed against the Contract Owner's Premium Payment, Contracts sold with a sales charge may provide lower Annuity Payments than Contracts sold without a sales charge.

        Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL of Delaware in addition to those arising from the Contracts. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                               MATERIAL CONFLICTS

        We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL of Delaware, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

        .       state insurance law or federal income tax law changes;

        .       investment management of an underlying Fund changes; or

        . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

        The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

        If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

        When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

                              FINANCIAL STATEMENTS

        PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, AGL of Delaware and National Union. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

        The statement of net assets as of December 31, 2009 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two periods ended December 31, 2009 of the Separate Account, included in this Statement of

Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL OF DELAWARE FINANCIAL STATEMENTS

        The balance sheets of AGL of Delaware at December 31, 2009 and 2008 and the statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

        The statutory financial statements of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2009 and 2008, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

        The consolidated financial statements and financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this SAI by reference to the Annual Report on Form 10-K, filed on February 26, 2010, and Amended Annual Report on Form 10-K/A filed on March 31, 2010, of American International Group, Inc. for the year ended December 31, 2009 have been so incorporated in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        American International Group, Inc. does not underwrite any insurance contract referenced herein.

                          INDEX TO FINANCIAL STATEMENTS

        You should consider the financial statements of AGL of Delaware that we include in this SAI as bearing on the ability of AGL of Delaware to meet its obligations under the Contracts.

        You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor under a guarantee agreement, to meet its obligations under Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time, as guarantor, to meet its obligations under a guaranteed agreement that guarantees the insurance obligations of those certain Contracts.

I.      Variable Account I Financial Statements
        ---------------------------------------

Report of Independent  Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2009
Statement of Operations  for the period ended  December 31, 2009
Statement  of Changes in Net Assets for the years  ended  December  31, 2009 and
 2008, except as indicated
Notes to Financial Statements

II.     AGL of Delaware Financial Statements
        ------------------------------------

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2009 and 2008
Statements of Income (Loss) for the years ended December 31, 2009, 2008 and 2007 Statements of Comprehensive Income (Loss) for the years ended
     December 31, 2009, 2008 and 2007
Statements of Shareholder's Equity for the years ended
     December 31, 2009, 2008 and 2007
Statements of Cash Flows for the years ended
     December 31, 2009, 2008 and 20076
Notes to Financial Statements

III.    National Union Statutory Basis Financial Statements
        ---------------------------------------------------

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2009 and 2008
Statements of Liabilities, Capital and Surplus as of December 31, 2009 and 2008 Statements of Income and Changes in Capital and Surplus for the years ended
 December 31, 2009, 2008 and 2007
Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007 Notes to Statutory Basis Financial Statements

[LOGO] AMERICAN GENERAL Life Companies

                                                             Variable Account I
                                                               Variable Annuity

                                                                           2009

                                                                  ANNUAL REPORT

                                                              December 31, 2009

                            American General Life Insurance Company of Delaware

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      1201 LOUISIANA
                                                      SUITE 2900
                                                      HOUSTON TX 77002-5678
                                                      TELEPHONE (713) 356 4000
                                                      FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company of Delaware and Contract Owners of American General Life Insurance Company of Delaware Variable Account I

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-accounts listed in Note A of American General Life Insurance Company of Delaware Variable Account I at December 31, 2009, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the American General Life Insurance Company of Delaware; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 27, 2010

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS
DECEMBER 31, 2009

                                                     Due from (to)
                                                    American General                                                NET ASSETS
                                      Investment     Life Insurance               Contract owners Contract owners ATTRIBUTABLE TO
                                    securities - at    Company Of                    - annuity    - accumulation  CONTRACT OWNER
Sub-accounts                          fair value        Delaware      NET ASSETS     reserves        reserves        RESERVES
------------                        --------------- ---------------- ------------ --------------- --------------- ---------------
AIM V.I. Capital Appreciation Fund
  - Series I                         $    194,622        $   (1)     $    194,621    $  1,166      $    193,455    $    194,621
AIM V.I. International Growth Fund
  - Series I                              259,413            --           259,413      10,095           249,318         259,413
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A         67,025,290            (1)       67,025,289      49,777        66,975,512      67,025,289
AllianceBernstein Global Thematic
  Growth Portfolio - Class A           22,325,322            --        22,325,322      62,870        22,262,452      22,325,322
AllianceBernstein Global Thematic
  Growth Portfolio - Class B           10,377,924            --        10,377,924       8,021        10,369,903      10,377,924
AllianceBernstein Growth and
  Income Portfolio - Class A           61,240,046            (1)       61,240,045     181,150        61,058,895      61,240,045
AllianceBernstein Growth and
  Income Portfolio - Class B           62,430,642            --        62,430,642     105,147        62,325,495      62,430,642
AllianceBernstein Growth Portfolio
  - Class A                            25,494,474            --        25,494,474      17,938        25,476,536      25,494,474
AllianceBernstein Growth Portfolio
  - Class B                            17,831,024            --        17,831,024         163        17,830,861      17,831,024
AllianceBernstein Intermediate
  Bond Portfolio - Class A            107,090,219            (1)      107,090,218     151,692       106,938,526     107,090,218
AllianceBernstein Intermediate
  Bond Portfolio - Class B              1,362,096            --         1,362,096          --         1,362,096       1,362,096
AllianceBernstein International
  Growth Portfolio - Class A           46,814,295            --        46,814,295      99,360        46,714,935      46,814,295
AllianceBernstein International
  Value Portfolio - Class A            19,453,479            --        19,453,479       3,397        19,450,082      19,453,479
AllianceBernstein Large Cap Growth
  Portfolio - Class A                  49,044,240            (1)       49,044,239     209,357        48,834,882      49,044,239
AllianceBernstein Large Cap Growth
  Portfolio - Class B                  30,250,772            --        30,250,772      58,576        30,192,196      30,250,772
AllianceBernstein Money Market
  Portfolio - Class A                  18,416,453           154        18,416,607       1,460        18,415,147      18,416,607
AllianceBernstein Money Market
  Portfolio - Class B                  20,525,043           174        20,525,217      29,417        20,495,800      20,525,217
AllianceBernstein Real Estate
  Investment Portfolio - Class A       13,499,525            --        13,499,525     115,307        13,384,218      13,499,525
AllianceBernstein Small Cap Growth
  Portfolio - Class A                  18,310,189             1        18,310,190      44,215        18,265,975      18,310,190
AllianceBernstein Small/Mid Cap
  Value Portfolio - Class A            25,274,627            --        25,274,627      77,082        25,197,545      25,274,627
AllianceBernstein U.S. Large Cap
  Blended Style Portfolio - Class B            --            --                --          --                --              --
AllianceBernstein Utility Income
  Portfolio - Class A                          --            --                --          --                --              --
AllianceBernstein Value Portfolio
  - Class B                            23,982,043            --        23,982,043     113,592        23,868,451      23,982,043
BlackRock Basic Value V.I. Fund -
  Class I                               3,183,127            --         3,183,127       2,840         3,180,287       3,183,127
BlackRock Global Allocation V.I.
  Fund - Class I                        1,661,557            (2)        1,661,555          --         1,661,555       1,661,555
BlackRock Global Growth V.I. Fund
  - Class I                               362,685            --           362,685          --           362,685         362,685
BlackRock High Income V.I. Fund -
  Class I                                 281,141         2,063           283,204          --           283,204         283,204
BlackRock International Value V.I.
  Fund - Class I                        1,187,155            (1)        1,187,154          --         1,187,154       1,187,154
BlackRock Large Cap Core V.I. Fund
  - Class I                             1,287,006            (1)        1,287,005       2,571         1,284,434       1,287,005
BlackRock Large Cap Growth V.I.
  Fund - Class I                          508,253            (1)          508,252          --           508,252         508,252
BlackRock Money Market V.I. Fund -
  Class I                                 145,823            (1)          145,822          --           145,822         145,822
BlackRock Total Return V.I. Fund -
  Class I                                 196,346         1,039           197,385          --           197,385         197,385
BlackRock Utilities and
  Telecommunications V.I. Fund -
  Class I                                 353,847            --           353,847          --           353,847         353,847
BlackRock Value Opportunities V.I.
  Fund - Class I                          962,131            --           962,131          --           962,131         962,131
Delaware VIP Balanced Series -
  Standard Class                               --            --                --          --                --              --
Delaware VIP Cash Reserve Series -
  Standard Class                           38,958            --            38,958          --            38,958          38,958
Delaware VIP Growth Opportunities
  Series - Standard Class                  86,574            --            86,574          --            86,574          86,574
Delaware VIP High Yield Series -
  Standard Class                          318,267            --           318,267          --           318,267         318,267
Delaware VIP Limited-Term
  Diversified Income Series -
  Standard Class                           73,693            74            73,767          --            73,767          73,767
Delaware VIP Value Series -
  Standard Class                        1,453,945            --         1,453,945       4,425         1,449,520       1,453,945
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                        1,714,968            (1)        1,714,967      15,357         1,699,610       1,714,967
Fidelity VIP Asset Manager
  Portfolio - Initial Class             1,421,358            --         1,421,358      12,389         1,408,969       1,421,358
Fidelity VIP Contrafund Portfolio
  - Initial Class                         829,519            --           829,519      19,905           809,614         829,519
Fidelity VIP Growth Portfolio -
  Initial Class                           909,811            --           909,811      12,505           897,306         909,811
Fidelity VIP High Income Portfolio
  - Initial Class                         272,757            --           272,757          --           272,757         272,757
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class             1,072,370            --         1,072,370      42,093         1,030,277       1,072,370
Fidelity VIP Money Market
  Portfolio - Initial Class             1,119,228            --         1,119,228      24,684         1,094,544       1,119,228
Fidelity VIP Overseas Portfolio -
  Initial Class                            92,010            (1)           92,009          --            92,009          92,009
LVIP Delaware Foundation Moderate
  Allocation Fund - Standard Class        357,797            --           357,797          --           357,797         357,797
UBS U.S. Allocation Portfolio                  --            --                --          --                --              --

                            See accompanying notes.

                                   VA I - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS - CONTINUED
DECEMBER 31, 2009



                                                     Due from (to)
                                                    American General                                              NET ASSETS
                                      Investment     Life Insurance             Contract owners Contract owners ATTRIBUTABLE TO
                                    securities - at    Company Of                  - annuity    - accumulation  CONTRACT OWNER
Sub-accounts                          fair value        Delaware     NET ASSETS    reserves        reserves        RESERVES
------------                        --------------- ---------------- ---------- --------------- --------------- ---------------
Van Eck Worldwide Emerging Markets
  Fund - Initial Class                $  306,758          $--        $  306,758   $       --       $306,758       $  306,758
Van Eck Worldwide Hard Assets Fund
  - Initial Class                        244,781           --           244,781        9,745        235,036          244,781
Vanguard 500 Index Fund                   18,141           --            18,141       18,141             --           18,141
Vanguard Dividend Growth Fund            136,680           --           136,680      136,680             --          136,680
Vanguard GNMA Fund                       239,317           (1)          239,316      239,316             --          239,316
Vanguard Health Care Fund                 42,422           --            42,422       42,422             --           42,422
Vanguard Inflation-Protected
  Securities Fund                        291,497           --           291,497      291,497             --          291,497
Vanguard International Growth Fund         9,198           --             9,198        9,198             --            9,198
Vanguard LifeStrategy Conservative
  Growth Fund                            206,136           (1)          206,135      206,135             --          206,135
Vanguard LifeStrategy Growth Fund        416,797           (2)          416,795      416,795             --          416,795
Vanguard LifeStrategy Income Fund        412,976           --           412,976      412,976             --          412,976
Vanguard LifeStrategy Moderate
  Growth Fund                            443,889            1           443,890      443,890             --          443,890
Vanguard Prime Money Market Fund           3,586           --             3,586        3,586             --            3,586
Vanguard PRIMECAP Fund                     2,348           --             2,348        2,348             --            2,348
Vanguard Small-Cap Growth Index
  Fund                                    13,543           (1)           13,542       13,542             --           13,542
Vanguard Small-Cap Value Index Fund       17,840           --            17,840       17,840             --           17,840
Vanguard Total Bond Market Index
  Fund                                   121,940           --           121,940      121,940             --          121,940
Vanguard Total International Stock
  Index Fund                             167,508           --           167,508      167,508             --          167,508
Vanguard U.S. Growth Fund                  3,125           (1)            3,124        3,124             --            3,124
Vanguard VIF Balanced Portfolio        5,336,392           --         5,336,392    5,336,392             --        5,336,392
Vanguard VIF Capital Growth
  Portfolio                              448,372           --           448,372      448,372             --          448,372
Vanguard VIF Diversified Value
  Portfolio                              564,208           (3)          564,205      564,205             --          564,205
Vanguard VIF Equity Income
  Portfolio                              379,491            1           379,492      379,492             --          379,492
Vanguard VIF Equity Index Portfolio      428,432           (1)          428,431      428,431             --          428,431
Vanguard VIF Growth Portfolio            151,812           (1)          151,811      151,811             --          151,811
Vanguard VIF High Yield Bond
  Portfolio                              345,786           --           345,786      345,786             --          345,786
Vanguard VIF International
  Portfolio                            1,619,404           --         1,619,404    1,619,404             --        1,619,404
Vanguard VIF Mid-Cap Index
  Portfolio                              343,210           --           343,210      343,210             --          343,210
Vanguard VIF Money Market Portfolio      779,981            1           779,982      779,982             --          779,982
Vanguard VIF REIT Index Portfolio        303,195           --           303,195      303,195             --          303,195
Vanguard VIF Short-Term
  Investment- Grade Portfolio            267,733           --           267,733      267,733             --          267,733
Vanguard VIF Small Company Growth
  Portfolio                              217,106           --           217,106      217,106             --          217,106
Vanguard VIF Total Bond Market
  Index Portfolio                        851,468           (3)          851,465      851,465             --          851,465
Vanguard VIF Total Stock Market
  Index Portfolio                      2,207,465           --         2,207,465    2,207,465             --        2,207,465
Vanguard Wellington Fund                   2,278           --             2,278        2,278             --            2,278
Vanguard Windsor Fund                      1,766           (1)            1,765        1,765             --            1,765

                            See accompanying notes.

                                   VA I - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                              A            B          A+B=C          D             E             F           C+D+E+F
                                     Mortality and                  Net                    Net change in     INCREASE
                          Dividends   expense risk     NET       realized    Capital gain    unrealized   (DECREASE) IN
                            from          and       INVESTMENT  gain (loss)  distributions  appreciation    NET ASSETS
                           mutual    administrative   INCOME        on        from mutual  (depreciation) RESULTING FROM
SUB-ACCOUNTS                funds       charges       (LOSS)    investments      funds     of investments   OPERATIONS
------------              ---------- -------------- ----------  -----------  ------------- -------------- --------------
AIM V.I. Capital
  Appreciation Fund -
  Series I                $    1,121  $    (2,635)  $   (1,514) $   (46,846)   $     --     $    78,560    $    30,200
AIM V.I. International
  Growth Fund - Series I       3,431       (3,311)         120      (13,791)         --          80,590         66,919
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio -
  Class A                    652,883     (855,703)    (202,820)  (1,950,336)         --      14,922,805     12,769,649
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class A             --     (268,587)    (268,587)  (5,105,651)         --      13,300,033      7,925,795
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class B             --     (119,630)    (119,630)     (20,610)         --       3,612,957      3,472,717
AllianceBernstein Growth
  and Income Portfolio -
  Class A                  2,373,588     (807,078)   1,566,510   (7,002,707)         --      15,371,876      9,935,679
AllianceBernstein Growth
  and Income Portfolio -
  Class B                  2,107,129     (845,131)   1,261,998   (5,149,968)         --      13,767,882      9,879,912
AllianceBernstein Growth
  Portfolio - Class A             --     (321,678)    (321,678)  (3,411,517)         --      10,057,190      6,323,995
AllianceBernstein Growth
  Portfolio - Class B             --     (232,561)    (232,561)     435,284          --       4,300,713      4,503,436
AllianceBernstein
  Intermediate Bond
  Portfolio - Class A      3,904,575   (1,504,500)   2,400,075   (1,059,615)         --      15,341,722     16,682,182
AllianceBernstein
  Intermediate Bond
  Portfolio - Class B         43,987      (18,022)      25,965      (10,103)         --         180,988        196,850
AllianceBernstein
  International Growth
  Portfolio - Class A      1,914,943     (565,055)   1,349,888   (9,426,805)         --      21,019,265     12,942,348
AllianceBernstein
  International Value
  Portfolio - Class A        232,072     (239,782)      (7,710)  (2,620,684)         --       7,244,043      4,615,649
AllianceBernstein Large
  Cap Growth Portfolio -
  Class A                     67,003     (608,507)    (541,504)  (5,099,505)         --      19,040,699     13,399,690
AllianceBernstein Large
  Cap Growth Portfolio -
  Class B                         --     (387,494)    (387,494)    (537,660)         --       9,222,378      8,297,224
AllianceBernstein Money
  Market Portfolio -
  Class A                     29,932     (247,553)    (217,621)          --          --              --       (217,621)
AllianceBernstein Money
  Market Portfolio -
  Class B                     19,490     (290,602)    (271,112)          --          --              --       (271,112)
AllianceBernstein Real
  Estate Investment
  Portfolio - Class A        332,092     (157,686)     174,406   (5,570,663)    240,987       7,871,584      2,716,314
AllianceBernstein Small
  Cap Growth Portfolio -
  Class A                         --     (221,569)    (221,569)    (428,300)         --       6,030,952      5,381,083
AllianceBernstein
  Small/Mid Cap Value
  Portfolio - Class A        233,087     (299,184)     (66,097)  (2,244,479)    909,607       8,661,485      7,260,516
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio -
  Class B                     13,407       (2,169)      11,238   (1,130,948)         --       1,058,379        (61,331)
AllianceBernstein
  Utility Income
  Portfolio - Class A        978,491     (200,307)     778,184   (7,176,578)         --       7,751,514      1,353,120
AllianceBernstein Value
  Portfolio - Class B        699,618     (312,800)     386,818   (2,187,584)         --       5,592,738      3,791,972
BlackRock Basic Value
  V.I. Fund - Class I         58,179      (38,595)      19,584     (218,809)         --         909,917        710,692
BlackRock Global
  Allocation V.I. Fund -
  Class I                     28,274      (20,225)       8,049         (312)         --         260,032        267,769
BlackRock Global Growth
  V.I. Fund - Class I          8,417       (4,542)       3,875      (13,389)         --         107,043         97,529
BlackRock High Income
  V.I. Fund - Class I         22,371       (3,340)      19,031      (12,547)         --          96,541        103,025
BlackRock International
  Value V.I. Fund -
  Class I                     23,060      (14,573)       8,487      (59,613)         --         310,895        259,769
BlackRock Large Cap Core
  V.I. Fund - Class I         15,603      (15,793)        (190)     (13,449)         --         234,361        220,722
BlackRock Large Cap
  Growth V.I. Fund -
  Class I                      2,606       (6,095)      (3,489)      (7,811)         --         109,688         98,388
BlackRock Money Market
  V.I. Fund - Class I            322       (2,887)      (2,565)          --          21              --         (2,544)
BlackRock Total Return
  V.I. Fund - Class I         10,797       (2,535)       8,262         (861)        872          18,865         27,138
BlackRock Utilities and
  Telecommunications
  V.I. Fund - Class I         10,277       (4,463)       5,814       (2,329)      2,370          35,609         41,464
BlackRock Value
  Opportunities V.I.
  Fund - Class I               5,742      (11,758)      (6,016)    (130,844)         --         344,742        207,882
Delaware VIP Balanced
  Series - Standard Class     14,473       (1,780)      12,693     (106,080)         --         100,465          7,078
Delaware VIP Cash
  Reserve Series -
  Standard Class                 159         (743)        (584)          --          --              --           (584)
Delaware VIP Growth
  Opportunities Series -
  Standard Class                  --       (2,028)      (2,028)    (222,841)         --         272,121         47,252
Delaware VIP High Yield
  Series - Standard Class     25,706       (4,129)      21,577      (24,814)         --         128,523        125,286
Delaware VIP
  Limited-Term
  Diversified Income
  Series - Standard Class      5,338       (1,840)       3,498        2,014          --          11,779         17,291
Delaware VIP Value
  Series - Standard Class     41,827      (16,849)      24,978     (328,293)         --         429,902        126,587
Dreyfus Stock Index
  Fund, Inc. - Initial
  Shares                      33,002      (22,691)      10,311     (275,141)    111,195         479,885        326,250
Fidelity VIP Asset
  Manager Portfolio -
  Initial Class               30,924      (19,350)      11,574     (144,218)      2,140         458,386        327,882
Fidelity VIP Contrafund
  Portfolio - Initial
  Class                       10,070      (10,419)        (349)    (124,661)        199         344,869        220,058
Fidelity VIP Growth
  Portfolio - Initial
  Class                        3,654      (12,599)      (8,945)     (74,625)        735         290,668        207,833
Fidelity VIP High Income
  Portfolio - Initial
  Class                       19,620       (3,944)      15,676      (62,437)         --         147,570        100,809
Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class               99,622      (15,365)      84,257      (13,578)      4,315          69,087        144,081
Fidelity VIP Money
  Market Portfolio -
  Initial Class               11,655      (20,838)      (9,183)          --          --              --         (9,183)
Fidelity VIP Overseas
  Portfolio - Initial
  Class                        1,743       (1,144)         599        1,264         268          14,715         16,846

                            See accompanying notes.

                                   VA I - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2009

                              A           B          A+B=C         D             E             F           C+D+E+F
                                    Mortality and                 Net                    Net change in     INCREASE
                          Dividends  expense risk     NET      realized    Capital gain    unrealized   (DECREASE) IN
                            from         and       INVESTMENT gain (loss)  distributions  appreciation    NET ASSETS
                           mutual   administrative   INCOME       on        from mutual  (depreciation) RESULTING FROM
SUB-ACCOUNTS                funds      charges       (LOSS)   investments      funds     of investments   OPERATIONS
------------              --------- -------------- ---------- -----------  ------------- -------------- --------------
LVIP Delaware Foundation
  Moderate Allocation
  Fund - Standard Class   $  4,145     $ (2,417)    $  1,728  $     2,828     $    --      $   49,212     $  53,768
UBS U.S. Allocation
  Portfolio                187,791      (19,893)     167,898   (3,063,957)         --       2,531,011      (365,048)
Van Eck Worldwide
  Emerging Markets Fund
  - Initial Class              331       (3,057)      (2,726)     (20,757)     13,402         166,491       156,410
Van Eck Worldwide Hard
  Assets Fund - Initial
  Class                        530       (2,960)      (2,430)      (4,476)      1,051          98,577        92,722
Vanguard 500 Index Fund        383         (120)         263         (504)         --           4,038         3,797
Vanguard Dividend Growth
  Fund                       3,032         (631)       2,401         (382)         --          22,085        24,104
Vanguard GNMA Fund           9,246       (1,643)       7,603        8,916       1,604          (9,944)        8,179
Vanguard Health Care Fund      612         (206)         406         (959)        253           7,756         7,456
Vanguard
  Inflation-Protected
  Securities Fund            4,907       (1,507)       3,400       (2,627)         --          27,228        28,001
Vanguard International
  Growth Fund                  153          (58)          95         (472)         --           3,118         2,741
Vanguard LifeStrategy
  Conservative Growth
  Fund                       5,757       (1,062)       4,695       (2,597)         --          27,802        29,900
Vanguard LifeStrategy
  Growth Fund                8,720       (1,934)       6,786      (10,301)         --          86,455        82,940
Vanguard LifeStrategy
  Income Fund               12,687       (2,195)      10,492       (3,847)         --          34,387        41,032
Vanguard LifeStrategy
  Moderate Growth Fund      10,780       (2,295)       8,485       35,330          --          67,351       111,166
Vanguard Prime Money
  Market Fund                   21          (29)          (8)          --          --              --            (8)
Vanguard PRIMECAP Fund          18          (16)           2            3          --             602           607
Vanguard Small-Cap
  Growth Index Fund             40          (87)         (47)        (213)         --           4,343         4,083
Vanguard Small-Cap Value
  Index Fund                   332         (114)         218         (567)         --           4,488         4,139
Vanguard Total Bond
  Market Index Fund          4,733         (861)       3,872        4,869          --          (3,557)        5,184
Vanguard Total
  International Stock
  Index Fund                 3,907         (786)       3,121        3,364          --          40,955        47,440
Vanguard U.S. Growth Fund       16          (20)          (4)         (36)         --             863           823
Vanguard VIF Balanced
  Portfolio                203,961      (24,258)     179,703     (109,095)         --         902,628       973,236
Vanguard VIF Capital
  Growth Portfolio           4,370       (2,053)       2,317      (58,652)     32,096         141,159       116,920
Vanguard VIF Diversified
  Value Portfolio           20,361       (2,547)      17,814      (28,731)         --         131,801       120,884
Vanguard VIF Equity
  Income Portfolio          18,452       (1,884)      16,568      (54,000)      1,076          84,470        48,114
Vanguard VIF Equity
  Index Portfolio            9,122       (1,843)       7,279      (25,651)      6,385          96,762        84,775
Vanguard VIF Growth
  Portfolio                    733         (495)         238       (2,248)         --          33,058        31,048
Vanguard VIF High Yield
  Bond Portfolio            27,149       (1,521)      25,628      (17,285)         --          79,816        88,159
Vanguard VIF
  International Portfolio   51,153       (6,841)      44,312     (100,220)         --         537,823       481,915
Vanguard VIF Mid-Cap
  Index Portfolio            6,036       (1,663)       4,373     (129,540)     15,090         216,842       106,765
Vanguard VIF Money
  Market Portfolio           4,689       (4,166)         523           --          --              --           523
Vanguard VIF REIT Index
  Portfolio                 12,000       (1,244)      10,756      (96,420)     16,022         133,142        63,500
Vanguard VIF Short-Term
  Investment- Grade
  Portfolio                 12,488       (1,401)      11,087         (656)      1,515          21,581        33,527
Vanguard VIF Small
  Company Growth
  Portfolio                  1,832         (890)         942      (29,081)         --          87,077        58,938
Vanguard VIF Total Bond
  Market Index Portfolio    38,973       (4,575)      34,398        2,700          --           8,733        45,831
Vanguard VIF Total Stock
  Market Index Portfolio    36,249       (9,677)      26,572     (195,515)     72,785         568,499       472,341
Vanguard Wellington Fund       771          (63)         708        6,590          --             990         8,288
Vanguard Windsor Fund           32          (11)          21          (85)         --             523           459

                            See accompanying notes.

                                   VA I - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                     Sub-accounts
                                         --------------------------------------------------------------------
                                                                        AllianceBernstein
                                                            AIM V.I.         Americas
                                         AIM V.I. Capital International     Government      AllianceBernstein
                                           Appreciation   Growth Fund - Income Portfolio -   Balanced Shares
                                         Fund - Series I    Series I         Class A       Portfolio - Class A
                                         ---------------- ------------- ------------------ -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)             $  (1,514)      $     120      $         --       $          --
   Net realized gain (loss) on
     investments                              (46,846)        (13,791)               --                  --
   Capital gain distributions from
     mutual funds                                  --              --                --                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               78,560          80,590                --                  --
                                            ---------       ---------      ------------       -------------
Increase (decrease) in net assets
  resulting from operations                    30,200          66,919                --                  --
                                            ---------       ---------      ------------       -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      --             240                --                  --
   Administrative charges                        (414)           (471)               --                  --
   Net transfers from (to) other
     Sub-accounts or fixed rate option           (819)         10,589                --                  --
   Mortality reserve transfers                     --              --                --                  --
   Contract withdrawals                       (58,186)        (63,031)               --                  --
   Surrender charges                               (7)             --                --                  --
   Death benefits                              (4,323)             --                --                  --
   Annuity payments                                --            (768)               --                  --
                                            ---------       ---------      ------------       -------------
Increase (decrease) in net assets
  resulting from principal transactions       (63,749)        (53,441)               --                  --
                                            ---------       ---------      ------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (33,549)         13,478                --                  --
NET ASSETS:
   Beginning of year                          228,170         245,935                --                  --
                                            ---------       ---------      ------------       -------------
   End of year                              $ 194,621       $ 259,413      $         --       $          --
                                            =========       =========      ============       =============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)             $  (5,660)      $  (4,388)     $  1,269,616       $   4,161,913
   Net realized gain (loss) on
     investments                              (69,074)        142,334        (1,465,073)        (17,122,598)
   Capital gain distributions from
     mutual funds                                  --           4,603           512,458          10,289,581
   Net change in unrealized
     appreciation (depreciation) of
     investments                             (140,143)       (378,707)          (64,692)        (15,667,734)
                                            ---------       ---------      ------------       -------------
Increase (decrease) in net assets
  resulting from operations                  (214,877)       (236,158)          252,309         (18,338,838)
                                            ---------       ---------      ------------       -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                   1,570           1,870             8,093             162,555
   Administrative charges                        (488)           (612)          (21,692)           (158,624)
   Net transfers from (to) other
     Sub-accounts or fixed rate option          9,311        (191,968)      (26,401,716)        (87,161,309)
   Mortality reserve transfers                (15,593)         14,026               243               3,873
   Contract withdrawals                      (212,680)       (220,619)       (1,635,065)        (13,376,938)
   Surrender charges                               (8)            (23)          (10,092)            (49,789)
   Death benefits                                  --            (700)         (451,495)         (2,083,466)
   Annuity payments                                --            (990)           (1,991)            (15,547)
                                            ---------       ---------      ------------       -------------
Increase (decrease) in net assets
  resulting from principal transactions      (217,888)       (399,016)      (28,513,715)       (102,679,245)
                                            ---------       ---------      ------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (432,765)       (635,174)      (28,261,406)       (121,018,083)
NET ASSETS:
   Beginning of year                          660,935         881,109        28,261,406         121,018,083
                                            ---------       ---------      ------------       -------------
   End of year                              $ 228,170       $ 245,935      $         --       $          --
                                            =========       =========      ============       =============

                            See accompanying notes.

                                   VA I - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                         Sub-accounts
                                         ----------------------------------------------------------------------------
                                          AllianceBernstein                      AllianceBernstein  AllianceBernstein
                                           Balanced Wealth    AllianceBernstein    Global Dollar     Global Thematic
                                         Strategy Portfolio -    Global Bond         Government     Growth Portfolio -
                                               Class A        Portfolio -Class A Portfolio -Class A      Class A
                                         -------------------- ------------------ ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)              $   (202,820)       $         --       $         --       $   (268,587)
   Net realized gain (loss) on
     investments                               (1,950,336)                 --                 --         (5,105,651)
   Capital gain distributions from
     mutual funds                                      --                  --                 --                 --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               14,922,805                  --                 --         13,300,033
                                             ------------        ------------       ------------       ------------
Increase (decrease) in net assets
  resulting from operations                    12,769,649                  --                 --          7,925,795
                                             ------------        ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      17,972                  --                 --             15,611
   Administrative charges                        (141,308)                 --                 --            (39,548)
   Net transfers from (to) other
     Sub-accounts or fixed rate option          2,157,263                  --                 --           (548,407)
   Mortality reserve transfers                         --                  --                 --                 --
   Contract withdrawals                        (6,889,940)                 --                 --         (1,522,365)
   Surrender charges                               (6,333)                 --                 --             (1,375)
   Death benefits                              (2,560,232)                 --                 --           (351,160)
   Annuity payments                                (6,407)                 --                 --             (5,913)
                                             ------------        ------------       ------------       ------------
Increase (decrease) in net assets
  resulting from principal transactions        (7,428,985)                 --                 --         (2,453,157)
                                             ------------        ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         5,340,664                  --                 --          5,472,638
NET ASSETS:
   Beginning of year                           61,684,625                  --                 --         16,852,684
                                             ------------        ------------       ------------       ------------
   End of year                               $ 67,025,289        $         --       $         --       $ 22,325,322
                                             ============        ============       ============       ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)              $   (236,378)       $  1,970,011       $  1,192,350       $   (398,271)
   Net realized gain (loss) on
     investments                               (1,536,367)           (929,470)        (1,984,713)        (7,058,091)
   Capital gain distributions from
     mutual funds                                      --                  --            384,607                 --
   Net change in unrealized
     appreciation (depreciation) of
     investments                              (13,037,351)           (257,785)           409,557        (10,238,976)
                                             ------------        ------------       ------------       ------------
Increase (decrease) in net assets
  resulting from operations                   (14,810,096)            782,756              1,801        (17,695,338)
                                             ------------        ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      18,430                 240              1,720             33,131
   Administrative charges                         (37,928)            (11,917)           (10,375)           (50,538)
   Net transfers from (to) other
     Sub-accounts or fixed rate option         80,426,021         (14,816,745)       (16,732,918)        (1,879,005)
   Mortality reserve transfers                         --               1,629             (2,537)            (1,264)
   Contract withdrawals                        (3,595,829)           (847,104)          (920,963)        (3,687,952)
   Surrender charges                              (17,277)             (4,342)            (2,602)            (2,103)
   Death benefits                                (294,905)           (175,212)           (42,540)          (422,754)
   Annuity payments                                (3,791)                 --               (152)            (9,609)
                                             ------------        ------------       ------------       ------------
Increase (decrease) in net assets
  resulting from principal transactions        76,494,721         (15,853,451)       (17,710,367)        (6,020,094)
                                             ------------        ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        61,684,625         (15,070,695)       (17,708,566)       (23,715,432)
NET ASSETS:
   Beginning of year                                   --          15,070,695         17,708,566         40,568,116
                                             ------------        ------------       ------------       ------------
   End of year                               $ 61,684,625        $         --       $         --       $ 16,852,684
                                             ============        ============       ============       ============

                            See accompanying notes.

                                   VA I - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                        Sub-accounts
                                         --------------------------------------------------------------------------
                                         AllianceBernstein  AllianceBernstein  AllianceBernstein
                                          Global Thematic       Growth and         Growth and     AllianceBernstein
                                         Growth Portfolio - Income Portfolio - Income Portfolio - Growth Portfolio -
                                              Class B            Class A            Class B            Class A
                                         ------------------ ------------------ ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)             $   (119,630)      $  1,566,510       $  1,261,998       $   (321,678)
   Net realized gain (loss) on
     investments                                 (20,610)        (7,002,707)        (5,149,968)        (3,411,517)
   Capital gain distributions from
     mutual funds                                     --                 --                 --                 --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               3,612,957         15,371,876         13,767,882         10,057,190
                                            ------------       ------------       ------------       ------------
   Increase (decrease) in net assets
     resulting from operations                 3,472,717          9,935,679          9,879,912          6,323,995
                                            ------------       ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      3,669             24,948             21,599             10,222
   Administrative charges                        (28,586)           (99,709)          (176,055)           (39,100)
   Net transfers from (to) other
     Sub-accounts or fixed rate option           775,705         (1,078,148)        (2,177,492)          (975,430)
   Mortality reserve transfers                        --                 --                 --                 --
   Contract withdrawals                         (921,916)        (5,158,064)        (6,571,914)        (1,679,579)
   Surrender charges                              (1,273)            (1,608)            (9,886)              (517)
   Death benefits                               (398,333)        (2,887,664)        (4,343,937)          (748,504)
   Annuity payments                               (1,148)           (22,240)           (14,978)            (3,842)
                                            ------------       ------------       ------------       ------------
   Increase (decrease) in net assets
     resulting from principal
     transactions                               (571,882)        (9,222,485)       (13,272,663)        (3,436,750)
                                            ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        2,900,835            713,194         (3,392,751)         2,887,245
NET ASSETS:
   Beginning of year                           7,477,089         60,526,851         65,823,393         22,607,229
                                            ------------       ------------       ------------       ------------
   End of year                              $ 10,377,924       $ 61,240,045       $ 62,430,642       $ 25,494,474
                                            ============       ============       ============       ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)             $   (195,072)      $    735,875       $    482,512       $   (512,283)
   Net realized gain (loss) on
     investments                               1,727,606         (5,455,269)        (7,161,278)        (4,492,852)
   Capital gain distributions from
     mutual funds                                     --         17,805,155         20,997,379                 --
   Net change in unrealized
     appreciation (depreciation) of
     investments                              (9,948,463)       (63,578,400)       (71,937,919)       (15,000,916)
                                            ------------       ------------       ------------       ------------
Increase (decrease) in net assets
  resulting from operations                   (8,415,929)       (50,492,639)       (57,619,306)       (20,006,051)
                                            ------------       ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      8,520             75,080            109,396             23,249
   Administrative charges                        (44,402)          (141,493)          (304,062)           (53,563)
   Net transfers from (to) other
     Sub-accounts or fixed rate option        (1,081,231)        (6,935,566)       (10,717,067)        (2,000,936)
   Mortality reserve transfers                        --             (2,974)             2,718             (1,434)
   Contract withdrawals                       (2,653,429)       (16,528,410)       (21,562,568)        (6,607,956)
   Surrender charges                             (11,539)           (11,361)          (105,242)            (1,791)
   Death benefits                               (550,765)        (2,791,796)        (3,099,889)          (766,563)
   Annuity payments                               (1,453)           (33,027)           (20,208)            (5,067)
                                            ------------       ------------       ------------       ------------
Increase (decrease) in net assets
  resulting from principal transactions       (4,334,299)       (26,369,547)       (35,696,922)        (9,414,061)
                                            ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (12,750,228)       (76,862,186)       (93,316,228)       (29,420,112)
NET ASSETS:
   Beginning of year                          20,227,317        137,389,037        159,139,621         52,027,341
                                            ------------       ------------       ------------       ------------
   End of year                              $  7,477,089       $ 60,526,851       $ 65,823,393       $ 22,607,229
                                            ============       ============       ============       ============

                            See accompanying notes.

                                   VA I - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                   AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                   Growth Portfolio -     High Yield       Intermediate Bond   Intermediate Bond
                                                        Class B       Portfolio - Class A Portfolio - Class A Portfolio - Class B
                                                   ------------------ ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $   (232,561)      $         --        $  2,400,075         $   25,965
   Net realized gain (loss) on investments                 435,284                 --          (1,059,615)           (10,103)
   Capital gain distributions from mutual funds                 --                 --                  --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                       4,300,713                 --          15,341,722            180,988
                                                      ------------       ------------        ------------         ----------
Increase (decrease) in net assets resulting from
  operations                                             4,503,436                 --          16,682,182            196,850
                                                      ------------       ------------        ------------         ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                2,540                 --              17,769                 --
   Administrative charges                                  (48,527)                --            (242,574)            (2,425)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (768,017)                --             638,679            (18,924)
   Mortality reserve transfers                                  --                 --                  --                 --
   Contract withdrawals                                 (1,488,705)                --         (16,257,895)           (45,196)
   Surrender charges                                        (1,610)                --             (23,096)                --
   Death benefits                                       (1,273,731)                --          (2,556,420)                --
   Annuity payments                                           (291)                --             (30,079)                --
                                                      ------------       ------------        ------------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                (3,578,341)                --         (18,453,616)           (66,545)
                                                      ------------       ------------        ------------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    925,095                 --          (1,771,434)           130,305
NET ASSETS:
   Beginning of year                                    16,905,929                 --         108,861,652          1,231,791
                                                      ------------       ------------        ------------         ----------
   End of year                                        $ 17,831,024       $         --        $107,090,218         $1,362,096
                                                      ============       ============        ============         ==========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $   (398,108)      $  2,031,672        $  1,262,189         $   56,618
   Net realized gain (loss) on investments               1,525,208         (3,662,415)         (4,961,563)           (51,607)
   Capital gain distributions from mutual funds                 --                 --                  --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                     (16,555,835)         1,430,508          (5,988,614)          (123,713)
                                                      ------------       ------------        ------------         ----------
Increase (decrease) in net assets resulting from
  operations                                           (15,428,735)          (200,235)         (9,687,988)          (118,702)
                                                      ------------       ------------        ------------         ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               16,312              4,674              46,130                 --
   Administrative charges                                  (80,797)           (14,146)           (225,639)            (2,759)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  (2,277,045)       (20,277,222)         90,136,538             20,792
   Mortality reserve transfers                                  (9)                --               7,427                 --
   Contract withdrawals                                 (5,268,094)        (1,011,068)        (25,242,807)          (231,204)
   Surrender charges                                       (21,406)            (2,806)            (76,235)                --
   Death benefits                                         (980,961)          (163,341)         (4,500,064)          (106,476)
   Annuity payments                                           (406)                --             (26,899)                --
                                                      ------------       ------------        ------------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                (8,612,406)       (21,463,909)         60,118,451           (319,647)
                                                      ------------       ------------        ------------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (24,041,141)       (21,664,144)         50,430,463           (438,349)
NET ASSETS:
   Beginning of year                                    40,947,070         21,664,144          58,431,189          1,670,140
                                                      ------------       ------------        ------------         ----------
   End of year                                        $ 16,905,929       $         --        $108,861,652         $1,231,791
                                                      ============       ============        ============         ==========

                            See accompanying notes.

                                   VA I - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                   Sub-accounts
                                                   ---------------------------------------------------------------------------
                                                   AllianceBernstein  AllianceBernstein
                                                     International      International    AllianceBernstein   AllianceBernstein
                                                   Growth Portfolio - Value Portfolio -  Large Cap Growth    Large Cap Growth
                                                        Class A            Class A      Portfolio - Class A Portfolio - Class B
                                                   ------------------ ----------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $  1,349,888      $     (7,710)      $   (541,504)       $   (387,494)
   Net realized gain (loss) on investments              (9,426,805)       (2,620,684)        (5,099,505)           (537,660)
   Capital gain distributions from mutual funds                 --                --                 --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      21,019,265         7,244,043         19,040,699           9,222,378
                                                      ------------      ------------       ------------        ------------
Increase (decrease) in net assets resulting from
  operations                                            12,942,348         4,615,649         13,399,690           8,297,224
                                                      ------------      ------------       ------------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               15,098             3,535             60,614              10,417
   Administrative charges                                  (98,956)          (48,873)           (83,608)            (86,833)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  (1,047,766)         (716,579)          (964,782)           (960,233)
   Mortality reserve transfers                                  --                --                 --                  --
   Contract withdrawals                                 (3,828,650)       (2,304,322)        (3,361,473)         (3,670,693)
   Surrender charges                                        (3,402)           (2,776)            (1,819)             (4,906)
   Death benefits                                         (877,815)         (115,753)        (2,087,627)         (1,288,997)
   Annuity payments                                        (10,242)           (1,603)           (23,519)            (24,080)
                                                      ------------      ------------       ------------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                                (5,851,733)       (3,186,371)        (6,462,214)         (6,025,325)
                                                      ------------      ------------       ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  7,090,615         1,429,278          6,937,476           2,271,899
NET ASSETS:
   Beginning of year                                    39,723,680        18,024,201         42,106,763          27,978,873
                                                      ------------      ------------       ------------        ------------
   End of year                                        $ 46,814,295      $ 19,453,479       $ 49,044,239        $ 30,250,772
                                                      ============      ============       ============        ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $ (1,037,588)     $    (69,387)      $   (926,233)       $   (629,034)
   Net realized gain (loss) on investments              (6,496,913)        2,264,952         (6,435,260)            (73,874)
   Capital gain distributions from mutual funds          1,532,951         2,405,078                 --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                     (38,907,175)      (29,159,544)       (25,424,172)        (21,432,060)
                                                      ------------      ------------       ------------        ------------
Increase (decrease) in net assets resulting from
  operations                                           (44,908,725)      (24,558,901)       (32,785,665)        (22,134,968)
                                                      ------------      ------------       ------------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              102,473            10,784            172,324              89,693
   Administrative charges                                 (165,697)          (93,032)          (109,986)           (134,298)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  (6,703,703)       (2,475,278)        (4,142,526)         (2,685,216)
   Mortality reserve transfers                              11,419                --             (9,296)              1,637
   Contract withdrawals                                (10,499,027)       (5,823,347)       (10,916,908)         (8,022,429)
   Surrender charges                                       (24,246)          (24,851)            (8,721)            (38,662)
   Death benefits                                       (1,940,010)         (606,533)        (1,560,689)           (939,769)
   Annuity payments                                        (13,641)           (1,385)           (31,652)            (27,862)
                                                      ------------      ------------       ------------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                               (19,232,432)       (9,013,642)       (16,607,454)        (11,756,906)
                                                      ------------      ------------       ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (64,141,157)      (33,572,543)       (49,393,119)        (33,891,874)
NET ASSETS:
   Beginning of year                                   103,864,837        51,596,744         91,499,882          61,870,747
                                                      ------------      ------------       ------------        ------------
   End of year                                        $ 39,723,680      $ 18,024,201       $ 42,106,763        $ 27,978,873
                                                      ============      ============       ============        ============

                            See accompanying notes.

                                   VA I - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                                                                  AllianceBernstein
                                          AllianceBernstein   AllianceBernstein      Real Estate      AllianceBernstein
                                            Money Market        Money Market         Investment       Small Cap Growth
                                         Portfolio - Class A Portfolio - Class B Portfolio - Class A Portfolio - Class A
                                         ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)             $   (217,621)       $   (271,112)       $    174,406        $   (221,569)
   Net realized gain (loss) on
     investments                                      --                  --          (5,570,663)           (428,300)
   Capital gain distributions from
     mutual funds                                     --                  --             240,987                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      --                  --           7,871,584           6,030,952
                                            ------------        ------------        ------------        ------------
Increase (decrease) in net assets
  resulting from operations                     (217,621)           (271,112)          2,716,314           5,381,083
                                            ------------        ------------        ------------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                        250              31,251               5,603              13,677
   Administrative charges                        (21,897)            (47,664)            (28,808)            (40,410)
   Net transfers from (to) other
     Sub-accounts or fixed rate option         8,126,277          12,282,288            (824,472)           (142,728)
   Mortality reserve transfers                    15,593               3,088                  --                  --
   Contract withdrawals                       (7,060,162)        (12,522,139)         (1,245,661)         (1,096,552)
   Surrender charges                              (1,177)            (20,572)             (1,527)             (2,017)
   Death benefits                               (612,591)           (735,716)           (319,844)           (622,724)
   Annuity payments                              (17,464)             (3,575)             (8,588)             (4,675)
                                            ------------        ------------        ------------        ------------
Increase (decrease) in net assets
  resulting from principal transactions          428,829          (1,013,039)         (2,423,297)         (1,895,429)
                                            ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          211,208          (1,284,151)            293,017           3,485,654
NET ASSETS:
Beginning of year                             18,205,399          21,809,368          13,206,508          14,824,536
                                            ------------        ------------        ------------        ------------
End of year                                 $ 18,416,607        $ 20,525,217        $ 13,499,525        $ 18,310,190
                                            ============        ============        ============        ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)             $     71,207        $     26,531        $     97,497        $   (339,987)
   Net realized gain (loss) on
     investments                                      --                  --          (6,006,927)          1,564,059
   Capital gain distributions from
     mutual funds                                     --                  --           6,476,193                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      --                  --          (9,205,362)        (15,388,603)
                                            ------------        ------------        ------------        ------------
Increase (decrease) in net assets
  resulting from operations                       71,207              26,531          (8,638,599)        (14,164,531)
                                            ------------        ------------        ------------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                    125,257              23,596               6,581              34,121
   Administrative charges                        (18,366)            (38,901)            (55,361)            (56,677)
   Net transfers from (to) other
     Sub-accounts or fixed rate option        15,273,174          27,499,126          (4,095,776)         (1,299,162)
   Mortality reserve transfers                    14,447                  --               4,324                  70
   Contract withdrawals                      (10,934,222)        (18,345,183)         (4,339,213)         (3,150,948)
   Surrender charges                              (2,295)            (73,925)             (9,014)            (12,715)
   Death benefits                             (1,158,791)         (1,538,409)           (231,512)           (289,241)
   Annuity payments                              (18,841)             (1,705)            (12,691)             (8,023)
                                            ------------        ------------        ------------        ------------
Increase (decrease) in net assets
  resulting from principal transactions        3,280,363           7,524,599          (8,732,662)         (4,782,575)
                                            ------------        ------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        3,351,570           7,551,130         (17,371,261)        (18,947,106)
NET ASSETS:
   Beginning of year                          14,853,829          14,258,238          30,577,769          33,771,642
                                            ------------        ------------        ------------        ------------
   End of year                              $ 18,205,399        $ 21,809,368        $ 13,206,508        $ 14,824,536
                                            ============        ============        ============        ============

                            See accompanying notes.

                                   VA I - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                  Sub-accounts
                                                   --------------------------------------------------------------------------
                                                   AllianceBernstein  AllianceBernstein
                                                     Small/Mid Cap     U.S. Large Cap     AllianceBernstein  AllianceBernstein
                                                   Value Portfolio -    Blended Style      Utility Income    Value Portfolio -
                                                        Class A      Portfolio - Class B Portfolio - Class A      Class B
                                                   ----------------- ------------------- ------------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                      $    (66,097)       $    11,238        $    778,184       $    386,818
   Net realized gain (loss) on investments             (2,244,479)        (1,130,948)         (7,176,578)        (2,187,584)
   Capital gain distributions from mutual funds           909,607                 --                  --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                      8,661,485          1,058,379           7,751,514          5,592,738
                                                     ------------        -----------        ------------       ------------
Increase (decrease) in net assets resulting from
  operations                                            7,260,516            (61,331)          1,353,120          3,791,972
                                                     ------------        -----------        ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               5,368                 --               5,360             13,052
   Administrative charges                                 (60,384)              (264)            (35,430)           (63,546)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (299,127)        (1,323,084)        (21,549,183)          (379,573)
   Mortality reserve transfers                                 --                 --              (4,089)                --
   Contract withdrawals                                (2,419,445)            (6,937)         (1,497,694)        (2,593,594)
   Surrender charges                                       (3,900)                --              (1,749)            (2,554)
   Death benefits                                        (575,097)           (17,232)           (472,192)          (675,955)
   Annuity payments                                       (30,795)              (351)             (2,590)           (36,522)
                                                     ------------        -----------        ------------       ------------
Increase (decrease) in net assets resulting from
  principal transactions                               (3,383,380)        (1,347,868)        (23,557,567)        (3,738,692)
                                                     ------------        -----------        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,877,136         (1,409,199)        (22,204,447)            53,280
NET ASSETS:
   Beginning of year                                   21,397,491          1,409,199          22,204,447         23,928,763
                                                     ------------        -----------        ------------       ------------
   End of year                                       $ 25,274,627        $        --        $         --       $ 23,982,043
                                                     ============        ===========        ============       ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   (222,708)       $   (23,085)       $    597,217       $    365,365
   Net realized gain (loss) on investments              2,032,128           (274,054)          4,266,898          2,695,171
   Capital gain distributions from mutual funds         3,797,312            244,328           4,557,957          2,415,775
   Net change in unrealized appreciation
     (depreciation) of investments                    (19,587,113)        (1,173,786)        (25,803,271)       (26,378,482)
                                                     ------------        -----------        ------------       ------------
Increase (decrease) in net assets resulting from
  operations                                          (13,980,381)        (1,226,597)        (16,381,199)       (20,902,171)
                                                     ------------        -----------        ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              24,329                 --              10,485             35,501
   Administrative charges                                 (91,591)            (4,243)            (83,814)          (109,230)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                 (4,310,323)           (26,652)         (2,130,297)        (5,104,714)
   Mortality reserve transfers                                 --                (85)                386              8,264
   Contract withdrawals                                (5,471,387)          (577,644)         (7,441,818)        (8,308,818)
   Surrender charges                                      (25,644)            (2,501)            (27,863)           (47,839)
   Death benefits                                        (638,409)            (6,899)           (796,028)        (1,279,316)
   Annuity payments                                       (38,014)            (2,316)             (4,893)           (49,607)
                                                     ------------        -----------        ------------       ------------
Increase (decrease) in net assets resulting from
  principal transactions                              (10,551,039)          (620,340)        (10,473,842)       (14,855,759)
                                                     ------------        -----------        ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (24,531,420)        (1,846,937)        (26,855,041)       (35,757,930)
NET ASSETS:
   Beginning of year                                   45,928,911          3,256,136          49,059,488         59,686,693
                                                     ------------        -----------        ------------       ------------
   End of year                                       $ 21,397,491        $ 1,409,199        $ 22,204,447       $ 23,928,763
                                                     ============        ===========        ============       ============

                            See accompanying notes.

                                   VA I - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                   Sub-accounts
                                                   ---------------------------------------------------------------------------
                                                    BlackRock Basic    BlackRock Global    BlackRock Global    BlackRock High
                                                   Value V.I. Fund - Allocation V.I. Fund Growth V.I. Fund - Income V.I. Fund -
                                                        Class I           - Class I            Class I            Class I
                                                   ----------------- -------------------- ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $    19,584         $    8,049          $   3,875          $  19,031
   Net realized gain (loss) on investments               (218,809)              (312)           (13,389)           (12,547)
   Capital gain distributions from mutual funds                --                 --                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                        909,917            260,032            107,043             96,541
                                                      -----------         ----------          ---------          ---------
Increase (decrease) in net assets resulting from
  operations                                              710,692            267,769             97,529            103,025
                                                      -----------         ----------          ---------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 480                480                 --                 --
   Administrative charges                                  (6,524)            (3,223)              (681)              (548)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (112,253)           115,161                (13)               (32)
   Mortality reserve transfers                                 --                 --                 --                 --
   Contract withdrawals                                   (84,022)           (52,423)           (16,868)           (23,673)
   Surrender charges                                           --                 --                 --                 --
   Death benefits                                         (77,949)               302            (34,485)                --
   Annuity payments                                          (498)                --                 --                 --
                                                      -----------         ----------          ---------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (280,766)            60,297            (52,047)           (24,253)
                                                      -----------         ----------          ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   429,926            328,066             45,482             78,772
NET ASSETS:
   Beginning of year                                    2,753,201          1,333,489            317,203            204,432
                                                      -----------         ----------          ---------          ---------
   End of year                                        $ 3,183,127         $1,661,555          $ 362,685          $ 283,204
                                                      ===========         ==========          =========          =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $    31,128         $    8,748          $  (5,525)         $  21,277
   Net realized gain (loss) on investments               (110,266)           100,897             (7,136)            (9,503)
   Capital gain distributions from mutual funds            40,848              6,038                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                     (1,730,183)          (499,813)          (298,324)           (99,845)
                                                      -----------         ----------          ---------          ---------
Increase (decrease) in net assets resulting from
  operations                                           (1,768,473)          (384,130)          (310,985)           (88,071)
                                                      -----------         ----------          ---------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 480             15,480                 --                 --
   Administrative charges                                  (8,854)            (3,826)            (1,004)              (594)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (107,352)            78,261             (8,790)             5,420
   Mortality reserve transfers                                182                 --                 --                 --
   Contract withdrawals                                  (392,477)          (246,523)           (39,467)           (60,778)
   Surrender charges                                           (8)                --                (33)                --
   Death benefits                                         (76,849)           (61,573)           (20,592)                --
   Annuity payments                                          (649)                --                 --                 --
                                                      -----------         ----------          ---------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (585,527)          (218,181)           (69,886)           (55,952)
                                                      -----------         ----------          ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (2,354,000)          (602,311)          (380,871)          (144,023)
NET ASSETS:
   Beginning of year                                    5,107,201          1,935,800            698,074            348,455
                                                      -----------         ----------          ---------          ---------
   End of year                                        $ 2,753,201         $1,333,489          $ 317,203          $ 204,432
                                                      ===========         ==========          =========          =========

                            See accompanying notes.

                                   VA I - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                             Sub-accounts
                                                   ----------------------------------------------------------------
                                                       BlackRock
                                                     International   BlackRock Large BlackRock Large BlackRock Money
                                                   Value V.I. Fund -  Cap Core V.I.  Cap Growth V.I.   Market V.I.
                                                        Class I      Fund - Class I  Fund - Class I  Fund - Class I
                                                   ----------------- --------------- --------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $     8,487      $     (190)      $  (3,489)      $  (2,565)
   Net realized gain (loss) on investments                (59,613)        (13,449)         (7,811)             --
   Capital gain distributions from mutual funds                --              --              --              21
   Net change in unrealized appreciation
     (depreciation) of investments                        310,895         234,361         109,688              --
                                                      -----------      ----------       ---------       ---------
Increase (decrease) in net assets resulting from
  operations                                              259,769         220,722          98,388          (2,544)
                                                      -----------      ----------       ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  --             480              --              --
   Administrative charges                                  (2,678)         (2,859)           (877)           (328)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (32,901)        (31,129)        (11,347)          7,354
   Mortality reserve transfers                                 --              --              --              --
   Contract withdrawals                                   (14,383)        (18,845)         (2,193)        (97,014)
   Surrender charges                                           --              --              --              --
   Death benefits                                         (44,863)           (903)             --              --
   Annuity payments                                            --            (471)             --              --
                                                      -----------      ----------       ---------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (94,825)        (53,727)        (14,417)        (89,988)
                                                      -----------      ----------       ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   164,944         166,995          83,971         (92,532)
NET ASSETS:
   Beginning of year                                    1,022,210       1,120,010         424,281         238,354
                                                      -----------      ----------       ---------       ---------
   End of year                                        $ 1,187,154      $1,287,005       $ 508,252       $ 145,822
                                                      ===========      ==========       =========       =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $    27,169      $   (2,961)      $  (6,430)      $   3,075
   Net realized gain (loss) on investments                 36,936         (22,372)         54,952              --
   Capital gain distributions from mutual funds            94,064          32,270              --              --
   Net change in unrealized appreciation
     (depreciation) of investments                       (995,048)       (764,193)       (380,909)             --
                                                      -----------      ----------       ---------       ---------
Increase (decrease) in net assets resulting from
  operations                                             (836,879)       (757,256)       (332,387)          3,075
                                                      -----------      ----------       ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  --             480              --              --
   Administrative charges                                  (3,672)         (3,733)         (1,254)           (658)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (139,324)        (23,692)         22,741         302,784
   Mortality reserve transfers                                 --             166              --              --
   Contract withdrawals                                  (122,900)       (108,876)       (109,087)       (372,269)
   Surrender charges                                          (10)             --              --              --
   Death benefits                                         (28,304)             --        (139,733)             --
   Annuity payments                                            --            (631)             --              --
                                                      -----------      ----------       ---------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (294,210)       (136,286)       (227,333)        (70,143)
                                                      -----------      ----------       ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,131,089)       (893,542)       (559,720)        (67,068)
NET ASSETS:
   Beginning of year                                    2,153,299       2,013,552         984,001         305,422
                                                      -----------      ----------       ---------       ---------
   End of year                                        $ 1,022,210      $1,120,010       $ 424,281       $ 238,354
                                                      ===========      ==========       =========       =========

                            See accompanying notes.

                                   VA I - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                  Sub-accounts
                                                   --------------------------------------------------------------------------
                                                                      BlackRock Utilities
                                                    BlackRock Total           and          BlackRock Value     Delaware VIP
                                                   Return V.I. Fund - Telecommunications  Opportunities V.I. Balanced Series -
                                                        Class I       V.I. Fund - Class I   Fund - Class I    Standard Class
                                                   ------------------ ------------------- ------------------ -----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                         $  8,262           $   5,814          $   (6,016)        $  12,693
   Net realized gain (loss) on investments                  (861)             (2,329)           (130,844)         (106,080)
   Capital gain distributions from mutual funds              872               2,370                  --                --
   Net change in unrealized appreciation
     (depreciation) of investments                        18,865              35,609             344,742           100,465
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  operations                                              27,138              41,464             207,882             7,078
                                                        --------           ---------          ----------         ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                  --                  --                --
   Administrative charges                                   (230)               (699)             (2,128)             (220)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                     2,187                  (1)            (16,859)         (332,603)
   Mortality reserve transfers                                --                  --                  --                --
   Contract withdrawals                                     (635)             (9,848)             (7,314)           (3,956)
   Surrender charges                                          --                  --                  --                --
   Death benefits                                             --                  --             (65,440)           (3,022)
   Annuity payments                                           --                  --                  --                --
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                   1,322             (10,548)            (91,741)         (339,801)
                                                        --------           ---------          ----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   28,460              30,916             116,141          (332,723)
NET ASSETS:
   Beginning of year                                     168,925             322,931             845,990           332,723
                                                        --------           ---------          ----------         ---------
   End of year                                          $197,385           $ 353,847          $  962,131         $      --
                                                        ========           =========          ==========         =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                         $  8,220           $   3,960          $   (9,319)        $  15,790
   Net realized gain (loss) on investments                (3,918)             49,854            (120,930)          (72,475)
   Capital gain distributions from mutual funds              397              18,539              36,943                --
   Net change in unrealized appreciation
     (depreciation) of investments                       (33,927)           (252,337)           (510,835)          (92,673)
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  operations                                             (29,228)           (179,984)           (604,141)         (149,358)
                                                        --------           ---------          ----------         ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                  --                  --                --
   Administrative charges                                   (265)               (938)             (3,114)             (378)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (7,978)            (36,268)            (63,312)                7
   Mortality reserve transfers                                --                  --                  --                --
   Contract withdrawals                                  (54,047)            (81,639)           (102,437)          (50,032)
   Surrender charges                                          --                  --                 (72)               --
   Death benefits                                             --                  --                 333          (104,771)
   Annuity payments                                           --                  --                  --                --
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (62,290)           (118,845)           (168,602)         (155,174)
                                                        --------           ---------          ----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (91,518)           (298,829)           (772,743)         (304,532)
NET ASSETS:
   Beginning of year                                     260,443             621,760           1,618,733           637,255
                                                        --------           ---------          ----------         ---------
   End of year                                          $168,925           $ 322,931          $  845,990         $ 332,723
                                                        ========           =========          ==========         =========

                            See accompanying notes.

                                   VA I - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                              Sub-accounts
                                                   ------------------------------------------------------------------
                                                                       Delaware VIP    Delaware VIP    Delaware VIP
                                                     Delaware VIP         Growth        High Yield     Limited-Term
                                                     Cash Reserve      Opportunities      Series    Diversified Income
                                                   Series - Standard Series - Standard  - Standard  Series - Standard
                                                         Class             Class          Class           Class
                                                   ----------------- ----------------- ------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                        $    (584)       $   (2,028)     $  21,577       $   3,498
   Net realized gain (loss) on investments                    --          (222,841)       (24,814)          2,014
   Capital gain distributions from mutual funds               --                --             --              --
   Net change in unrealized appreciation
     (depreciation) of investments                            --           272,121        128,523          11,779
                                                       ---------        ----------      ---------       ---------
Increase (decrease) in net assets resulting from
  operations                                                (584)           47,252        125,286          17,291
                                                       ---------        ----------      ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                --             --              --
   Administrative charges                                   (110)             (109)          (316)           (104)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                        --          (326,842)           (20)             (5)
   Mortality reserve transfers                                --                --             --              --
   Contract withdrawals                                  (39,207)          (24,752)       (96,346)       (100,988)
   Surrender charges                                          --                --             --              --
   Death benefits                                             --                --             --              --
   Annuity payments                                           --                --             --              --
                                                       ---------        ----------      ---------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (39,317)         (351,703)       (96,682)       (101,097)
                                                       ---------        ----------      ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (39,901)         (304,451)        28,604         (83,806)
NET ASSETS:
   Beginning of year                                      78,859           391,025        289,663         157,573
                                                       ---------        ----------      ---------       ---------
   End of year                                         $  38,958        $   86,574      $ 318,267       $  73,767
                                                       =========        ==========      =========       =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $   2,014        $  (10,204)     $  31,036       $   5,490
   Net realized gain (loss) on investments                    --          (200,921)       (74,226)            (69)
   Capital gain distributions from mutual funds               --            98,875             --              --
   Net change in unrealized appreciation
     (depreciation) of investments                            --          (300,670)       (79,300)         (7,869)
                                                       ---------        ----------      ---------       ---------
Increase (decrease) in net assets resulting from
  operations                                               2,014          (412,920)      (122,490)         (2,448)
                                                       ---------        ----------      ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                --             --              --
   Administrative charges                                   (132)             (255)          (294)            (70)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (1,680)          (37,329)        39,046               2
   Mortality reserve transfers                                --                --             --              --
   Contract withdrawals                                 (157,672)         (201,957)       (88,335)             --
   Surrender charges                                          --                --             --              --
   Death benefits                                             --                --             --              --
   Annuity payments                                           --                --             --              --
                                                       ---------        ----------      ---------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                (159,484)         (239,541)       (49,583)            (68)
                                                       ---------        ----------      ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (157,470)         (652,461)      (172,073)         (2,516)
NET ASSETS:
   Beginning of year                                     236,329         1,043,486        461,736         160,089
                                                       ---------        ----------      ---------       ---------
   End of year                                         $  78,859        $  391,025      $ 289,663       $ 157,573
                                                       =========        ==========      =========       =========

                            See accompanying notes.

                                   VA I - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                 Sub-accounts
                                                   -----------------------------------------------------------------------
                                                                                                           Fidelity VIP
                                                    Delaware VIP    Dreyfus Stock    Fidelity VIP Asset     Contrafund
                                                   Value Series - Index Fund, Inc. - Manager Portfolio  Portfolio - Initial
                                                   Standard Class   Initial Shares    - Initial Class          Class
                                                   -------------- ------------------ ------------------ -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                     $    24,978      $    10,311        $    11,574         $      (349)
   Net realized gain (loss) on investments             (328,293)        (275,141)          (144,218)           (124,661)
   Capital gain distributions from mutual funds              --          111,195              2,140                 199
   Net change in unrealized appreciation
     (depreciation) of investments                      429,902          479,885            458,386             344,869
                                                    -----------      -----------        -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                            126,587          326,250            327,882             220,058
                                                    -----------      -----------        -----------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --            2,100                 25                 720
   Administrative charges                                (1,338)          (2,821)            (1,718)             (1,185)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                 (334,223)           5,688             82,811              21,241
   Mortality reserve transfers                               --               --                 --                  --
   Contract withdrawals                                (332,544)        (389,272)          (223,112)           (144,882)
   Surrender charges                                         --             (118)                --                 (45)
   Death benefits                                        (3,717)        (129,377)          (262,306)            (14,568)
   Annuity payments                                      (3,188)          (2,909)            (1,922)             (1,231)
                                                    -----------      -----------        -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (675,010)        (516,709)          (406,222)           (139,950)
                                                    -----------      -----------        -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (548,423)        (190,459)           (78,340)             80,108
NET ASSETS:
   Beginning of year                                  2,002,368        1,905,426          1,499,698             749,411
                                                    -----------      -----------        -----------         -----------
   End of year                                      $ 1,453,945      $ 1,714,967        $ 1,421,358         $   829,519
                                                    ===========      ===========        ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $    50,024      $    18,621        $    18,538         $    (7,247)
   Net realized gain (loss) on investments               (4,570)         (41,286)           130,004              39,669
   Capital gain distributions from mutual funds         244,036               --            298,436              42,239
   Net change in unrealized appreciation
     (depreciation) of investments                   (1,418,489)      (1,311,118)        (1,124,648)           (780,321)
                                                    -----------      -----------        -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                         (1,128,999)      (1,333,783)          (677,670)           (705,660)
                                                    -----------      -----------        -----------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --            8,830              1,000               5,130
   Administrative charges                                (1,552)          (3,516)            (2,095)             (1,438)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                      (15)        (169,470)           230,444            (258,669)
   Mortality reserve transfers                              184          (17,461)              (275)               (409)
   Contract withdrawals                                (446,068)        (598,053)        (1,044,493)           (439,436)
   Surrender charges                                         --             (182)               (62)               (123)
   Death benefits                                       (45,394)         (15,138)                --             (21,433)
   Annuity payments                                      (4,966)          (3,926)            (2,335)             (1,652)
                                                    -----------      -----------        -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (497,811)        (798,916)          (817,816)           (718,030)
                                                    -----------      -----------        -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,626,810)      (2,132,699)        (1,495,486)         (1,423,690)
NET ASSETS:
   Beginning of year                                  3,629,178        4,038,125          2,995,184           2,173,101
                                                    -----------      -----------        -----------         -----------
   End of year                                      $ 2,002,368      $ 1,905,426        $ 1,499,698         $   749,411
                                                    ===========      ===========        ===========         ===========

                            See accompanying notes.

                                   VA I - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                 Sub-accounts
                                                   ------------------------------------------------------------------------
                                                                                           Fidelity VIP
                                                      Fidelity VIP    Fidelity VIP High  Investment Grade Fidelity VIP Money
                                                   Growth Portfolio - Income Portfolio - Bond Portfolio - Market Portfolio -
                                                     Initial Class      Initial Class     Initial Class     Initial Class
                                                   ------------------ ------------------ ---------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $    (8,945)        $  15,676         $   84,257       $    (9,183)
   Net realized gain (loss) on investments                (74,625)          (62,437)           (13,578)               --
   Capital gain distributions from mutual funds               735                --              4,315                --
   Net change in unrealized appreciation
     (depreciation) of investments                        290,668           147,570             69,087                --
                                                      -----------         ---------         ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                              207,833           100,809            144,081            (9,183)
                                                      -----------         ---------         ----------       -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               2,160               265                 --             8,230
   Administrative charges                                  (2,105)             (339)            (1,830)           (2,019)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                      7,239             4,860            (15,895)         (303,962)
   Mortality reserve transfers                                 --                --                 --                --
   Contract withdrawals                                  (238,385)          (53,219)          (137,674)         (392,552)
   Surrender charges                                          (65)               --                 --              (405)
   Death benefits                                         (50,767)          (97,429)           (83,623)           (6,322)
   Annuity payments                                        (2,124)               --             (5,059)           (4,860)
                                                      -----------         ---------         ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (284,047)         (145,862)          (244,081)         (701,890)
                                                      -----------         ---------         ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (76,214)          (45,053)          (100,000)         (711,073)
NET ASSETS:
   Beginning of year                                      986,025           317,810          1,172,370         1,830,301
                                                      -----------         ---------         ----------       -----------
   End of year                                        $   909,811         $ 272,757         $1,072,370       $ 1,119,228
                                                      ===========         =========         ==========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $   (13,847)        $  29,509         $   50,133       $    28,898
   Net realized gain (loss) on investments                 81,630           (14,292)           (30,989)               --
   Capital gain distributions from mutual funds                --                --              1,380                --
   Net change in unrealized appreciation
     (depreciation) of investments                     (1,177,393)         (131,420)           (96,758)               --
                                                      -----------         ---------         ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                           (1,109,610)         (116,203)           (76,234)           28,898
                                                      -----------         ---------         ----------       -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               7,120             1,240                 --            15,480
   Administrative charges                                  (2,946)             (367)            (1,900)           (1,998)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (115,237)            7,570            405,167           669,047
   Mortality reserve transfers                               (138)               --                  3                 6
   Contract withdrawals                                  (702,169)         (141,893)          (463,500)       (1,273,396)
   Surrender charges                                          (55)               (3)               (50)              (45)
   Death benefits                                         (10,215)           (2,176)           (51,313)           20,441
   Annuity payments                                        (3,200)               --             (5,089)           (5,079)
                                                      -----------         ---------         ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (826,840)         (135,629)          (116,682)         (575,544)
                                                      -----------         ---------         ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,936,450)         (251,832)          (192,916)         (546,646)
NET ASSETS:
   Beginning of year                                    2,922,475           569,642          1,365,286         2,376,947
                                                      -----------         ---------         ----------       -----------
   End of year                                        $   986,025         $ 317,810         $1,172,370       $ 1,830,301
                                                      ===========         =========         ==========       ===========

                            See accompanying notes.

                                   VA I - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                              Sub-accounts
                                                   ------------------------------------------------------------------
                                                                         LVIP Delaware                    Van Eck
                                                      Fidelity VIP        Foundation                     Worldwide
                                                        Overseas           Moderate        UBS U.S.   Emerging Markets
                                                   Portfolio - Initial Allocation Fund -  Allocation   Fund - Initial
                                                          Class         Standard Class    Portfolio        Class
                                                   ------------------- ----------------- -----------  ----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                         $     599          $  1,728      $   167,898     $  (2,726)
   Net realized gain (loss) on investments                  1,264             2,828       (3,063,957)      (20,757)
   Capital gain distributions from mutual funds               268                --               --        13,402
   Net change in unrealized appreciation
     (depreciation) of investments                         14,715            49,212        2,531,011       166,491
                                                        ---------          --------      -----------     ---------
Increase (decrease) in net assets resulting from
  operations                                               16,846            53,768         (365,048)      156,410
                                                        ---------          --------      -----------     ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 360                --              200            --
   Administrative charges                                    (119)             (120)          (3,567)         (326)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                     (4,828)          332,596       (4,712,501)       23,166
   Mortality reserve transfers                                 --                --               --            --
   Contract withdrawals                                   (12,087)          (28,447)        (369,622)      (11,875)
   Surrender charges                                           --                --               --           (88)
   Death benefits                                              --                --         (380,733)           --
   Annuity payments                                            --                --               --            --
                                                        ---------          --------      -----------     ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (16,674)          304,029       (5,466,223)       10,877
                                                        ---------          --------      -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       172           357,797       (5,831,271)      167,287
NET ASSETS:
   Beginning of year                                       91,837                --        5,831,271       139,471
                                                        ---------          --------      -----------     ---------
   End of year                                          $  92,009          $357,797      $        --     $ 306,758
                                                        =========          ========      ===========     =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                         $   1,573          $     --      $   157,358     $  (5,131)
   Net realized gain (loss) on investments                 13,711                --         (414,006)     (126,158)
   Capital gain distributions from mutual funds            18,718                --               --       226,187
   Net change in unrealized appreciation
     (depreciation) of investments                       (111,677)               --       (3,295,133)     (412,411)
                                                        ---------          --------      -----------     ---------
Increase (decrease) in net assets resulting from
  operations                                              (77,675)               --       (3,551,781)     (317,513)
                                                        ---------          --------      -----------     ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 360                --              600         1,590
   Administrative charges                                    (152)               --          (20,562)         (399)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                      4,145                --         (125,428)      (62,846)
   Mortality reserve transfers                                 --                --               --            --
   Contract withdrawals                                   (28,392)               --       (1,222,809)     (129,412)
   Surrender charges                                           --                --             (598)          (47)
   Death benefits                                              --                --         (617,224)       (1,550)
   Annuity payments                                            --                --               --            --
                                                        ---------          --------      -----------     ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (24,039)               --       (1,986,021)     (192,664)
                                                        ---------          --------      -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (101,714)               --       (5,537,802)     (510,177)
NET ASSETS:
   Beginning of year                                      193,551                --       11,369,073       649,648
                                                        ---------          --------      -----------     ---------
   End of year                                          $  91,837          $     --      $ 5,831,271     $ 139,471
                                                        =========          ========      ===========     =========

                            See accompanying notes.

                                   VA I - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                         Sub-accounts
                                                   --------------------------------------------------------
                                                      Van Eck
                                                   Worldwide Hard                 Vanguard
                                                   Assets Fund -  Vanguard 500 Dividend Growth Vanguard GNMA
                                                   Initial Class   Index Fund       Fund           Fund
                                                   -------------- ------------ --------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                      $  (2,430)     $    263      $  2,401       $  7,603
   Net realized gain (loss) on investments              (4,476)         (504)         (382)         8,916
   Capital gain distributions from mutual funds          1,051            --            --          1,604
   Net change in unrealized appreciation
     (depreciation) of investments                      98,577         4,038        22,085         (9,944)
                                                     ---------      --------      --------       --------
Increase (decrease) in net assets resulting from
  operations                                            92,722         3,797        24,104          8,179
                                                     ---------      --------      --------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               --            --            --             --
   Administrative charges                                 (338)           --            --             --
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                     175            (2)           --          3,365
   Mortality reserve transfers                              --            --            --             --
   Contract withdrawals                                (15,490)           --            --             --
   Surrender charges                                       (67)           --            --             --
   Death benefits                                           --            --            --             --
   Annuity payments                                     (1,107)       (1,613)       (8,071)       (26,143)
                                                     ---------      --------      --------       --------
Increase (decrease) in net assets resulting from
  principal transactions                               (16,827)       (1,615)       (8,071)       (22,778)
                                                     ---------      --------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 75,895         2,182        16,033        (14,599)
NET ASSETS:
   Beginning of year                                   168,886        15,959       120,647        253,915
                                                     ---------      --------      --------       --------
   End of year                                       $ 244,781      $ 18,141      $136,680       $239,316
                                                     =========      ========      ========       ========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $  (3,949)     $    324      $  1,598       $  3,630
   Net realized gain (loss) on investments              43,408           248           432            129
   Capital gain distributions from mutual funds         91,217            --            --             --
   Net change in unrealized appreciation
     (depreciation) of investments                    (302,736)      (10,569)      (37,924)         8,823
                                                     ---------      --------      --------       --------
Increase (decrease) in net assets resulting from
  operations                                          (172,060)       (9,997)      (35,894)        12,582
                                                     ---------      --------      --------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               30            --            --             --
   Administrative charges                                 (443)           --            --             --
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                (158,888)            3       123,744        230,225
   Mortality reserve transfers                          16,331            --            --             --
   Contract withdrawals                               (143,436)           --            --             --
   Surrender charges                                       (23)           --            --             --
   Death benefits                                       (2,566)           --            --             --
   Annuity payments                                     (1,570)       (2,112)       (5,455)        (9,784)
                                                     ---------      --------      --------       --------
Increase (decrease) in net assets resulting from
  principal transactions                              (290,565)       (2,109)      118,289        220,441
                                                     ---------      --------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (462,625)      (12,106)       82,395        233,023
NET ASSETS:
   Beginning of year                                   631,511        28,065        38,252         20,892
                                                     ---------      --------      --------       --------
   End of year                                       $ 168,886      $ 15,959      $120,647       $253,915
                                                     =========      ========      ========       ========

                            See accompanying notes.

                                   VA I - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                           Sub-accounts
                                                                  -------------------------------------------------------------
                                                                                                                      Vanguard
                                                                                  Vanguard Inflation-   Vanguard    LifeStrategy
                                                                  Vanguard Health      Protected      International Conservative
                                                                     Care Fund      Securities Fund    Growth Fund  Growth Fund
                                                                  --------------- ------------------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                      $    406          $  3,400          $    95      $  4,695
   Net realized gain (loss) on investments                               (959)           (2,627)            (472)       (2,597)
   Capital gain distributions from mutual funds                           253                --               --            --
   Net change in unrealized appreciation (depreciation) of
     investments                                                        7,756            27,228            3,118        27,802
                                                                     --------          --------          -------      --------
Increase (decrease) in net assets resulting from operations             7,456            28,001            2,741        29,900
                                                                     --------          --------          -------      --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                              --                --               --            --
   Administrative charges                                                  --                --               --            --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                               (18)          (13,273)               2            (6)
   Mortality reserve transfers                                             --                --               --            --
   Contract withdrawals                                                    --                --               --            --
   Surrender charges                                                       --                --               --            --
   Death benefits                                                          --                --               --            --
   Annuity payments                                                    (6,169)          (20,322)            (635)      (15,100)
                                                                     --------          --------          -------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (6,187)          (33,595)            (633)      (15,106)
                                                                     --------          --------          -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 1,269            (5,594)           2,108        14,794
NET ASSETS:
   Beginning of year                                                   41,153           297,091            7,090       191,341
                                                                     --------          --------          -------      --------
   End of year                                                       $ 42,422          $291,497          $ 9,198      $206,135
                                                                     ========          ========          =======      ========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                      $    464          $ 13,563          $   212      $  6,672
   Net realized gain (loss) on investments                                (46)            5,602             (191)       (1,322)
   Capital gain distributions from mutual funds                         3,596                --              472            --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      (14,428)          (35,036)          (6,590)      (53,135)
                                                                     --------          --------          -------      --------
Increase (decrease) in net assets resulting from operations           (10,414)          (15,871)          (6,097)      (47,785)
                                                                     --------          --------          -------      --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                              --                --               --            --
   Administrative charges                                                  --                --               --            --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                                18           148,561               (1)       64,348
   Mortality reserve transfers                                             --                --               --            --
   Contract withdrawals                                                    --                --               --            --
   Surrender charges                                                       --                --               --            --
   Death benefits                                                          --                --               --            --
   Annuity payments                                                    (6,817)          (20,529)            (837)      (17,002)
                                                                     --------          --------          -------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (6,799)          128,032             (838)       47,346
                                                                     --------          --------          -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (17,213)          112,161           (6,935)         (439)
NET ASSETS:
   Beginning of year                                                   58,366           184,930           14,025       191,780
                                                                     --------          --------          -------      --------
   End of year                                                       $ 41,153          $297,091          $ 7,090      $191,341
                                                                     ========          ========          =======      ========

                            See accompanying notes.

                                   VA I - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                              Sub-accounts
                                                                        -------------------------------------------------------
                                                                                                     Vanguard
                                                                          Vanguard     Vanguard    LifeStrategy   Vanguard Prime
                                                                        LifeStrategy LifeStrategy Moderate Growth  Money Market
                                                                        Growth Fund  Income Fund       Fund            Fund
                                                                        ------------ ------------ --------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                          $   6,786     $ 10,492     $    8,485        $   (8)
   Net realized gain (loss) on investments                                 (10,301)      (3,847)        35,330            --
   Capital gain distributions from mutual funds                                 --           --             --            --
   Net change in unrealized appreciation (depreciation) of investments      86,455       34,387         67,351            --
                                                                         ---------     --------     ----------        ------
Increase (decrease) in net assets resulting from operations                 82,940       41,032        111,166            (8)
                                                                         ---------     --------     ----------        ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                   --           --             --            --
   Administrative charges                                                       --           --             --            --
   Net transfers from (to) other Sub-accounts or fixed rate option           9,246        1,870        (36,249)           --
   Mortality reserve transfers                                                  --           --             --            --
   Contract withdrawals                                                         --           --             --            --
   Surrender charges                                                            --           --             --            --
   Death benefits                                                               --           --             --            --
   Annuity payments                                                        (23,337)     (29,758)       (32,599)         (372)
                                                                         ---------     --------     ----------        ------
Increase (decrease) in net assets resulting from principal
  transactions                                                             (14,091)     (27,888)       (68,848)         (372)
                                                                         ---------     --------     ----------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     68,849       13,144         42,318          (380)
NET ASSETS:
   Beginning of year                                                       347,946      399,832        401,572         3,966
                                                                         ---------     --------     ----------        ------
   End of year                                                           $ 416,795     $412,976     $  443,890        $3,586
                                                                         =========     ========     ==========        ======
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                          $   8,438     $ 13,957     $   14,871        $   82
   Net realized gain (loss) on investments                                 (27,403)         142        (57,324)           --
   Capital gain distributions from mutual funds                                 --           --             --            --
   Net change in unrealized appreciation (depreciation) of investments    (155,936)     (53,068)      (250,376)           --
                                                                         ---------     --------     ----------        ------
Increase (decrease) in net assets resulting from operations               (174,901)     (38,969)      (292,829)           82
                                                                         ---------     --------     ----------        ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                   --           --             --            --
   Administrative charges                                                       --           --             --            --
   Net transfers from (to) other Sub-accounts or fixed rate option         211,392      271,449       (278,517)           --
   Mortality reserve transfers                                                  --           --             --            --
   Contract withdrawals                                                         --           --             --            --
   Surrender charges                                                            --           --             --            --
   Death benefits                                                               --           --             --            --
   Annuity payments                                                        (29,429)     (25,262)       (70,065)         (387)
                                                                         ---------     --------     ----------        ------
Increase (decrease) in net assets resulting from principal
  transactions                                                             181,963      246,187       (348,582)         (387)
                                                                         ---------     --------     ----------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      7,062      207,218       (641,411)         (305)
NET ASSETS:
   Beginning of year                                                       340,884      192,614      1,042,983         4,271
                                                                         ---------     --------     ----------        ------
   End of year                                                           $ 347,946     $399,832     $  401,572        $3,966
                                                                         =========     ========     ==========        ======

                            See accompanying notes.

                                   VA I - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                              Sub-accounts
                                                                        -------------------------------------------------------
                                                                        Vanguard Vanguard Small-  Vanguard Small- Vanguard Total
                                                                        PRIMECAP Cap Growth Index Cap Value Index  Bond Market
                                                                          Fund         Fund            Fund         Index Fund
                                                                        -------- ---------------- --------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                         $     2      $   (47)         $   218        $  3,872
   Net realized gain (loss) on investments                                    3         (213)            (567)          4,869
   Capital gain distributions from mutual funds                              --           --               --              --
   Net change in unrealized appreciation (depreciation) of investments      602        4,343            4,488          (3,557)
                                                                        -------      -------          -------        --------
Increase (decrease) in net assets resulting from operations                 607        4,083            4,139           5,184
                                                                        -------      -------          -------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --           --               --              --
   Administrative charges                                                    --           --               --              --
   Net transfers from (to) other Sub-accounts or fixed rate option            2           (3)              (1)          1,138
   Mortality reserve transfers                                               --           --               --              --
   Contract withdrawals                                                      --           --               --              --
   Surrender charges                                                         --           --               --              --
   Death benefits                                                            --           --               --              --
   Annuity payments                                                        (203)      (1,165)          (1,445)        (13,128)
                                                                        -------      -------          -------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                             (201)      (1,168)          (1,446)        (11,990)
                                                                        -------      -------          -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     406        2,915            2,693          (6,806)
NET ASSETS:
   Beginning of year                                                      1,942       10,627           15,147         128,746
                                                                        -------      -------          -------        --------
   End of year                                                          $ 2,348      $13,542          $17,840        $121,940
                                                                        =======      =======          =======        ========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                         $    --      $   (28)         $   276        $    884
   Net realized gain (loss) on investments                                   65           52             (196)             63
   Capital gain distributions from mutual funds                             147           --               --              --
   Net change in unrealized appreciation (depreciation) of investments   (1,197)      (7,541)          (7,666)          6,541
                                                                        -------      -------          -------        --------
Increase (decrease) in net assets resulting from operations                (985)      (7,517)          (7,586)          7,488
                                                                        -------      -------          -------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --           --               --              --
   Administrative charges                                                    --           --               --              --
   Net transfers from (to) other Sub-accounts or fixed rate option           (1)           1                1         124,437
   Mortality reserve transfers                                               --           --               --              --
   Contract withdrawals                                                      --           --               --              --
   Surrender charges                                                         --           --               --              --
   Death benefits                                                            --           --               --              --
   Annuity payments                                                        (252)      (1,479)          (1,843)         (3,179)
                                                                        -------      -------          -------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                             (253)      (1,478)          (1,842)        121,258
                                                                        -------      -------          -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (1,238)      (8,995)          (9,428)        128,746
NET ASSETS:
   Beginning of year                                                      3,180       19,622           24,575              --
                                                                        -------      -------          -------        --------
   End of year                                                          $ 1,942      $10,627          $15,147        $128,746
                                                                        =======      =======          =======        ========

                            See accompanying notes.

                                   VA I - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                    Sub-accounts
                                                             ---------------------------------------------------------
                                                              Vanguard Total                Vanguard VIF  Vanguard VIF
                                                              International   Vanguard U.S.   Balanced   Capital Growth
                                                             Stock Index Fund  Growth Fund   Portfolio     Portfolio
                                                             ---------------- ------------- ------------ --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                 $   3,121        $    (4)   $   179,703    $   2,317
   Net realized gain (loss) on investments                          3,364            (36)      (109,095)     (58,652)
   Capital gain distributions from mutual funds                        --             --             --       32,096
   Net change in unrealized appreciation (depreciation) of
     investments                                                   40,955            863        902,628      141,159
                                                                ---------        -------    -----------    ---------
Increase (decrease) in net assets resulting from operations        47,440            823        973,236      116,920
                                                                ---------        -------    -----------    ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --             --             --           --
   Administrative charges                                              --             --             --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                            (7)             1        350,965      (16,643)
   Mortality reserve transfers                                         --             --        (12,599)          --
   Contract withdrawals                                                --             --             --           --
   Surrender charges                                                   --             --             --           --
   Death benefits                                                      --             --             --           --
   Annuity payments                                               (26,313)          (274)      (365,885)     (32,275)
                                                                ---------        -------    -----------    ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (26,320)          (273)       (27,519)     (48,918)
                                                                ---------        -------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            21,120            550        945,717       68,002
NET ASSETS:
   Beginning of year                                              146,388          2,574      4,390,675      380,370
                                                                ---------        -------    -----------    ---------
   End of year                                                  $ 167,508        $ 3,124    $ 5,336,392    $ 448,372
                                                                =========        =======    ===========    =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                 $   3,070        $    (3)   $   166,983    $   1,520
   Net realized gain (loss) on investments                         10,920             20        (23,963)      (3,448)
   Capital gain distributions from mutual funds                        --             --        265,696       14,450
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (140,599)        (1,685)    (1,769,216)    (192,233)
                                                                ---------        -------    -----------    ---------
Increase (decrease) in net assets resulting from operations      (126,609)        (1,668)    (1,360,500)    (179,711)
                                                                ---------        -------    -----------    ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --             --             --           --
   Administrative charges                                              --             --             --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                            24             --        609,998       75,812
   Mortality reserve transfers                                         --             --             --           --
   Contract withdrawals                                                --             --             --           --
   Surrender charges                                                   --             --             --           --
   Death benefits                                                      --             --             --           --
   Annuity payments                                               (34,133)          (339)      (416,867)     (38,753)
                                                                ---------        -------    -----------    ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (34,109)          (339)       193,131       37,059
                                                                ---------        -------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (160,718)        (2,007)    (1,167,369)    (142,652)
NET ASSETS:
   Beginning of year                                              307,106          4,581      5,558,044      523,022
                                                                ---------        -------    -----------    ---------
   End of year                                                  $ 146,388        $ 2,574    $ 4,390,675    $ 380,370
                                                                =========        =======    ===========    =========

                            See accompanying notes.

                                   VA I - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                          Sub-accounts
                                                                  ------------------------------------------------------------
                                                                    Vanguard VIF    Vanguard VIF  Vanguard VIF
                                                                  Diversified Value Equity Income Equity Index   Vanguard VIF
                                                                      Portfolio       Portfolio    Portfolio   Growth Portfolio
                                                                  ----------------- ------------- ------------ ----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                       $  17,814       $  16,568    $   7,279       $    238
   Net realized gain (loss) on investments                              (28,731)        (54,000)     (25,651)        (2,248)
   Capital gain distributions from mutual funds                              --           1,076        6,385             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                        131,801          84,470       96,762         33,058
                                                                      ---------       ---------    ---------       --------
Increase (decrease) in net assets resulting from operations             120,884          48,114       84,775         31,048
                                                                      ---------       ---------    ---------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --              --           --             --
   Administrative charges                                                    --              --           --             --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                              10,272         (45,319)      38,784         62,443
   Mortality reserve transfers                                               --              --           --             --
   Contract withdrawals                                                      --              --           --             --
   Surrender charges                                                         --              --           --             --
   Death benefits                                                            --              --           --             --
   Annuity payments                                                     (37,081)        (25,626)     (31,245)        (8,022)
                                                                      ---------       ---------    ---------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (26,809)        (70,945)       7,539         54,421
                                                                      ---------       ---------    ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  94,075         (22,831)      92,314         85,469
NET ASSETS:
   Beginning of year                                                    470,130         402,323      336,117         66,342
                                                                      ---------       ---------    ---------       --------
   End of year                                                        $ 564,205       $ 379,492    $ 428,431       $151,811
                                                                      =========       =========    =========       ========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                       $  15,283       $  15,709    $   8,784       $    266
   Net realized gain (loss) on investments                               (8,073)        (12,933)     (25,501)          (801)
   Capital gain distributions from mutual funds                          39,306          46,512       19,442             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       (334,883)       (243,115)    (225,505)       (40,602)
                                                                      ---------       ---------    ---------       --------
Increase (decrease) in net assets resulting from operations            (288,367)       (193,827)    (222,780)       (41,137)
                                                                      ---------       ---------    ---------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --              --           --             --
   Administrative charges                                                    --              --           --             --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                              34,013          (9,890)      (3,545)        11,581
   Mortality reserve transfers                                               --              --      (23,237)            --
   Contract withdrawals                                                      --              --           --             --
   Surrender charges                                                         --              --           --             --
   Death benefits                                                            --              --           --             --
   Annuity payments                                                     (47,458)        (36,414)     (48,134)        (7,048)
                                                                      ---------       ---------    ---------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (13,445)        (46,304)     (74,916)         4,533
                                                                      ---------       ---------    ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (301,812)       (240,131)    (297,696)       (36,604)
NET ASSETS:
   Beginning of year                                                    771,942         642,454      633,813        102,946
                                                                      ---------       ---------    ---------       --------
   End of year                                                        $ 470,130       $ 402,323    $ 336,117       $ 66,342
                                                                      =========       =========    =========       ========

                            See accompanying notes.

                                   VA I - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                          Sub-accounts
                                                                  -----------------------------------------------------------
                                                                   Vanguard VIF   Vanguard VIF  Vanguard VIF Mid- Vanguard VIF
                                                                  High Yield Bond International     Cap Index     Money Market
                                                                     Portfolio      Portfolio       Portfolio      Portfolio
                                                                  --------------- ------------- ----------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                      $  25,628     $    44,312      $   4,373     $       523
   Net realized gain (loss) on investments                             (17,285)       (100,220)      (129,540)             --
   Capital gain distributions from mutual funds                             --              --         15,090              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                        79,816         537,823        216,842              --
                                                                     ---------     -----------      ---------     -----------
Increase (decrease) in net assets resulting from operations             88,159         481,915        106,765             523
                                                                     ---------     -----------      ---------     -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --              --             --         787,010
   Administrative charges                                                   --              --             --              --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                             84,603         124,199          5,147        (718,515)
   Mortality reserve transfers                                              --              --             --              --
   Contract withdrawals                                                     --              --         (1,693)             --
   Surrender charges                                                        --              --             --              --
   Death benefits                                                           --              --             --              --
   Annuity payments                                                    (23,283)        (95,231)       (24,634)        (48,906)
                                                                     ---------     -----------      ---------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                          61,320          28,968        (21,180)         19,589
                                                                     ---------     -----------      ---------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                149,479         510,883         85,585          20,112
NET ASSETS:
   Beginning of year                                                   196,307       1,108,521        257,625         759,870
                                                                     ---------     -----------      ---------     -----------
   End of year                                                       $ 345,786     $ 1,619,404      $ 343,210     $   779,982
                                                                     =========     ===========      =========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                      $  25,392     $    37,540      $   4,451     $    13,289
   Net realized gain (loss) on investments                             (48,081)        (33,884)       (17,221)             --
   Capital gain distributions from mutual funds                             --         165,259         57,181              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       (63,537)     (1,187,444)      (241,912)             --
                                                                     ---------     -----------      ---------     -----------
Increase (decrease) in net assets resulting from operations            (86,226)     (1,018,529)      (197,501)         13,289
                                                                     ---------     -----------      ---------     -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --              --             --       1,709,485
   Administrative charges                                                   --              --             --              --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                            (40,227)         58,136          8,175      (2,619,464)
   Mortality reserve transfers                                         (18,274)             --             --              --
   Contract withdrawals                                                     --              --             --              --
   Surrender charges                                                        --              --             --              --
   Death benefits                                                           --              --             --              --
   Annuity payments                                                    (29,921)       (128,317)       (29,622)        (27,899)
                                                                     ---------     -----------      ---------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (88,422)        (70,181)       (21,447)       (937,878)
                                                                     ---------     -----------      ---------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (174,648)     (1,088,710)      (218,948)       (924,589)
NET ASSETS:
  Beginning of year                                                    370,955       2,197,231        476,573       1,684,459
                                                                     ---------     -----------      ---------     -----------
  End of year                                                        $ 196,307     $ 1,108,521      $ 257,625     $   759,870
                                                                     =========     ===========      =========     ===========

                            See accompanying notes.

                                   VA I - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                            Sub-accounts
                                                                     ----------------------------------------------------------
                                                                                    Vanguard VIF                    Vanguard VIF
                                                                     Vanguard VIF    Short-Term      Vanguard VIF    Total Bond
                                                                      REIT Index  Investment-Grade  Small Company   Market Index
                                                                      Portfolio      Portfolio     Growth Portfolio  Portfolio
                                                                     ------------ ---------------- ---------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                       $  10,756       $ 11,087        $     942      $  34,398
   Net realized gain (loss) on investments                              (96,420)          (656)         (29,081)         2,700
   Capital gain distributions from mutual funds                          16,022          1,515               --             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                        133,142         21,581           87,077          8,733
                                                                      ---------       --------        ---------      ---------
Increase (decrease) in net assets resulting from operations              63,500         33,527           58,938         45,831
                                                                      ---------       --------        ---------      ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --             --               --             --
   Administrative charges                                                    --             --               --             --
   Net transfers from (to) other Sub-accounts or fixed rate option       16,402         (6,237)          43,585        (33,101)
   Mortality reserve transfers                                               --             --               --             --
   Contract withdrawals                                                      --             --               --         (4,765)
   Surrender charges                                                         --             --               --             --
   Death benefits                                                            --             --               --             --
   Annuity payments                                                     (16,961)       (26,071)         (13,908)       (73,932)
                                                                      ---------       --------        ---------      ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                             (559)       (32,308)          29,677       (111,798)
                                                                      ---------       --------        ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  62,941          1,219           88,615        (65,967)
NET ASSETS:
   Beginning of year                                                    240,254        266,514          128,491        917,432
                                                                      ---------       --------        ---------      ---------
   End of year                                                        $ 303,195       $267,733        $ 217,106      $ 851,465
                                                                      =========       ========        =========      =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                       $  10,168       $  9,075        $     357      $  30,469
   Net realized gain (loss) on investments                              (76,016)            19          (11,615)         5,275
   Capital gain distributions from mutual funds                         123,525             --           20,515             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       (208,924)       (21,175)         (98,084)           338
                                                                      ---------       --------        ---------      ---------
Increase (decrease) in net assets resulting from operations            (151,247)       (12,081)         (88,827)        36,082
                                                                      ---------       --------        ---------      ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                --             --               --             --
   Administrative charges                                                    --             --               --             --
   Net transfers from (to) other Sub-accounts or fixed rate option       85,863         98,577           (1,900)       263,671
   Mortality reserve transfers                                               --             --               --             --
   Contract withdrawals                                                      --             --               --             --
   Surrender charges                                                         --             --               --             --
   Death benefits                                                            --             --               --             --
   Annuity payments                                                     (25,271)       (24,477)         (14,234)       (71,025)
                                                                      ---------       --------        ---------      ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                           60,592         74,100          (16,134)       192,646
                                                                      ---------       --------        ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (90,655)        62,019         (104,961)       228,728
NET ASSETS:
   Beginning of year                                                    330,909        204,495          233,452        688,704
                                                                      ---------       --------        ---------      ---------
   End of year                                                        $ 240,254       $266,514        $ 128,491      $ 917,432
                                                                      =========       ========        =========      =========

                            See accompanying notes.

                                   VA I - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                                                                Sub-accounts
                                                                                 ------------------------------------------
                                                                                 Vanguard VIF Total                 Vanguard
                                                                                 Stock Market Index    Vanguard     Windsor
                                                                                     Portfolio      Wellington Fund   Fund
                                                                                 ------------------ --------------- --------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                                     $    26,572        $     708    $    21
   Net realized gain (loss) on investments                                             (195,515)           6,590        (85)
   Capital gain distributions from mutual funds                                          72,785               --         --
   Net change in unrealized appreciation (depreciation) of investments                  568,499              990        523
                                                                                    -----------        ---------    -------
Increase (decrease) in net assets resulting from operations                             472,341            8,288        459
                                                                                    -----------        ---------    -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                                --               --         --
   Administrative charges                                                                    --               --         --
   Net transfers from (to) other Sub-accounts or fixed rate option                       39,925           (7,875)         1
   Mortality reserve transfers                                                               --               --         --
   Contract withdrawals                                                                  (3,467)              --         --
   Surrender charges                                                                         --               --         --
   Death benefits                                                                            --               --         --
   Annuity payments                                                                    (165,313)            (208)      (152)
                                                                                    -----------        ---------    -------
Increase (decrease) in net assets resulting from principal transactions                (128,855)          (8,083)      (151)
                                                                                    -----------        ---------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 343,486              205        308
NET ASSETS:
   Beginning of year                                                                  1,863,979            2,073      1,457
                                                                                    -----------        ---------    -------
   End of year                                                                      $ 2,207,465        $   2,278    $ 1,765
                                                                                    ===========        =========    =======
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                                     $    22,066        $   2,110    $    29
   Net realized gain (loss) on investments                                              (25,199)         (26,886)       (44)
   Capital gain distributions from mutual funds                                         128,327               --         --
   Net change in unrealized appreciation (depreciation) of investments               (1,208,152)         (10,349)    (1,070)
                                                                                    -----------        ---------    -------
Increase (decrease) in net assets resulting from operations                          (1,082,958)         (35,125)    (1,085)
                                                                                    -----------        ---------    -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                                --               --         --
   Administrative charges                                                                    --               --         --
   Net transfers from (to) other Sub-accounts or fixed rate option                      591,995          (80,124)        (1)
   Mortality reserve transfers                                                               --               --         --
   Contract withdrawals                                                                      --               --         --
   Surrender charges                                                                         --               --         --
   Death benefits                                                                            --               --         --
   Annuity payments                                                                    (199,089)          (8,496)      (195)
                                                                                    -----------        ---------    -------
Increase (decrease) in net assets resulting from principal transactions                 392,906          (88,620)      (196)
                                                                                    -----------        ---------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (690,052)        (123,745)    (1,281)
NET ASSETS:
   Beginning of year                                                                  2,554,031          125,818      2,738
                                                                                    -----------        ---------    -------
   End of year                                                                      $ 1,863,979        $   2,073    $ 1,457
                                                                                    ===========        =========    =======

                            See accompanying notes.

                                   VA I - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Variable Account I (the "Account") was established by AIG Life Insurance Company (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. Effective in the state of Delaware on December 8, 2009, the Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. This name change is subject to regulatory approval in all jurisdictions which is currently in process. New contracts for the following products are available for sale by the Account: Group and Individual Immediate Variable Annuity ("GIVA") and Vanguard Lifetime Income Program Group and Individual Immediate Variable Annuity ("Vanguard SPIA"). The following products are no longer available for sale by the Account: Ovation, Ovation Plus, Ovation Advisor, Gallery, Variable Annuity, American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                 AIM V.I. Capital Appreciation Fund - Series I
                 AIM V.I. International Growth Fund - Series I

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
     AllianceBernstein Americas Government Income Portfolio - Class A (3)
           AllianceBernstein Balanced Shares Portfolio - Class A (7)
      AllianceBernstein Balanced Wealth Strategy Portfolio - Class A (7)
             AllianceBernstein Global Bond Portfolio - Class A (3)
      AllianceBernstein Global Dollar Government Portfolio - Class A (3)
       AllianceBernstein Global Thematic Growth Portfolio - Class A (13)
       AllianceBernstein Global Thematic Growth Portfolio - Class B (13)
            AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
             AllianceBernstein High Yield Portfolio - Class A (3)
        AllianceBernstein Intermediate Bond Portfolio - Class A (3) (4)
        AllianceBernstein Intermediate Bond Portfolio - Class B (3) (4)
          AllianceBernstein International Growth Portfolio - Class A
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
    AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B (10)
           AllianceBernstein Utility Income Portfolio - Class A (15)
                  AllianceBernstein Value Portfolio - Class B

                              AMERICAN FUNDS(R):
                      American Funds(R) AMCAP Fund(R) (1)
              American Funds(R) The Bond Fund of America/SM /(1)
        American Funds(R) Capital World Growth and Income Fund/SM/ (1)
               American Funds(R) EuroPacific Growth Fund(R) (1)
          American Funds(R) The Investment Company of America(R) (1)
                 American Funds(R) The New Economy Fund(R) (1)

                                   VA I - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                        AMERICAN FUNDS(R): - CONTINUED
                 American Funds(R) SMALLCAP World Fund(R) (1)
          American Funds(R) Washington Mutual Investors Fund/SM/ (1)

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
                BlackRock Global Allocation V.I. Fund - Class I
                  BlackRock Global Growth V.I. Fund - Class I
                   BlackRock High Income V.I. Fund - Class I
               BlackRock International Value V.I. Fund - Class I
                 BlackRock Large Cap Core V.I. Fund - Class I
                BlackRock Large Cap Growth V.I. Fund - Class I
                  BlackRock Money Market V.I. Fund - Class I
                  BlackRock Total Return V.I. Fund - Class I
        BlackRock Utilities and Telecommunications V.I. Fund - Class I
               BlackRock Value Opportunities V.I. Fund - Class I

                     DELAWARE VIP TRUST ("DELAWARE VIP"):
              Delaware VIP Balanced Series - Standard Class (14)
               Delaware VIP Cash Reserve Series - Standard Class
           Delaware VIP Growth Opportunities Series - Standard Class
                Delaware VIP High Yield Series - Standard Class
   Delaware VIP Limited-Term Diversified Income Series - Standard Class (11)
                  Delaware VIP Value Series - Standard Class

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

          LINCOLN VARIABLE INSURANCE PRODUCTS TRUST ("LINCOLN VIP"):
Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class (14)

                        MFS(R) MUTUAL FUNDS ("MFS(R)"):
                     MFS(R) Growth Fund - Class A (1) (5)
                    MFS(R) New Discovery Fund - Class A (1)
                      MFS(R) Research Fund - Class A (1)

                     OPPENHEIMERFUNDS(R) ("OPPENHEIMER"):
               Oppenheimer International Bond Fund - Class A (1)
                Oppenheimer Strategic Income Fund - Class A (1)

                              PUTNAM INVESTMENTS:
                Putnam Discovery Growth Fund - Class A (1) (8)
               Putnam Global Health Care Fund - Class A (1) (9)
         Putnam International Capital Opportunities Fund - Class A (1)
                       Putnam Voyager Fund - Class A (1)
              The Putnam Fund for Growth and Income - Class A (1)

                                   VA I - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                           UBS SERIES TRUST ("UBS"):
                      UBS U.S. Allocation Portfolio (12)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Capital Growth Portfolio - Class I Shares (1) (6)
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
            UIF International Magnum Portfolio - Class I Shares (1)
               UIF Mid Cap Growth Portfolio - Class I Shares (1)
                   UIF Value Portfolio - Class I Shares (1)

                VAN ECK WORLDWIDE INSURANCE TRUST ("VAN ECK"):
            Van Eck Worldwide Emerging Markets Fund - Initial Class
              Van Eck Worldwide Hard Assets Fund - Initial Class

                    THE VANGUARD GROUP(R) ("VANGUARD(R)"):
                          Vanguard(R) 500 Index Fund
                       Vanguard(R) Dividend Growth Fund
                             Vanguard(R) GNMA Fund
                         Vanguard(R) Health Care Fund
                Vanguard(R) Inflation-Protected Securities Fund
                   Vanguard(R) International Growth Fund (2)
             Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                    Vanguard(R) LifeStrategy(R) Growth Fund
                    Vanguard(R) LifeStrategy(R) Income Fund
               Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                      Vanguard(R) Prime Money Market Fund
                           Vanguard(R) PRIMECAP Fund
                    Vanguard(R) Small-Cap Growth Index Fund
                    Vanguard(R) Small-Cap Value Index Fund
                   Vanguard(R) Total Bond Market Index Fund
               Vanguard(R) Total International Stock Index Fund
                         Vanguard(R) U.S. Growth Fund
                        Vanguard(R) Wellington(TM) Fund
                         Vanguard(R) Windsor(TM) Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio
             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

(1)Sub-accounts had no activity in the current year.

(2)Effective May 2, 2005, Vanguard International Growth Fund is no longer offered as an investment option.

                                   VA I - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(3)Effective April 25, 2008, AllianceBernstein Americas Government Income Portfolio - Class A, AllianceBernstein Global Bond Portfolio - Class A, AllianceBernstein Global Dollar Government Portfolio - Class A, and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A.

(4)Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A and AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B changed their names to
   AllianceBernstein Intermediate Bond Portfolio - Class A and
   AllianceBernstein Intermediate Bond Portfolio - Class B, respectively.

(5)Effective May 1, 2008, MFS Emerging Growth Fund - Class A changed its name to MFS Growth Fund - Class A.

(6)Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(7)Effective September 26, 2008, AllianceBernstein Balanced Shares Portfolio - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio
   - Class A.

(8)Effective December 8, 2008, the Putnam Discovery Growth Fund - Class A is no longer offered as an investment option under the GIVA contract.

(9)Effective January 2, 2009, Putnam Health Sciences Trust - Class A changed its name to Putnam Global Health Care Fund - Class A.

(10)Effective February 13, 2009, AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B was closed and liquidated.

(11)Effective April 15, 2009, Delaware VIP Capital Reserve Series - Standard Class changed its name to Delaware VIP Limited-Term Diversified Income Series - Standard Class.

(12)Effective April 24, 2009, UBS U.S. Allocation Portfolio was closed and liquidated.

(13)Effective May 1, 2009, AllianceBernstein Global Technology Portfolio - Class A and AllianceBernstein Global Technology - Class B changed their names to AllianceBernstein Global Thematic Growth Portfolio - Class A and AllianceBernstein Global Thematic Growth Portfolio - Class B, respectively.

(14)Effective June 12, 2009, Delaware VIP Balanced Series - Standard Class was acquired by Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class.

(15)Effective September 25, 2009, AllianceBernstein Utility Income Portfolio - Class A was closed and liquidated.

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

                                   VA I - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FAIR VALUE MEASUREMENTS - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Account assets measured at fair value as of December 31, 2009 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2009.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% or 5.0% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statement of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

                                   VA I - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE C - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by contract follows:

                                                   MORTALITY & EXPENSE RISK AND
                                                      ADMINISTRATIVE CHARGES
CONTRACTS                                              MAXIMUM ANNUAL RATE
---------                                          ----------------------------
Gallery                                                        1.40%
Ovation                                                        1.40%
Ovation Advisor                                                1.40%
Ovation Plus                                                   1.40%
Paradigm                                                       1.40%
Profile                                                        1.40%
GIVA                                                           1.25%
Trilogy                                                        1.40%
Vanguard SPIA                                                  0.52%
Variable Annuity                                               1.40%

ACCIDENTAL DEATH BENEFIT CHARGES - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

ANNUAL ADMINISTRATIVE FEE - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

DISTRIBUTION CHARGES - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

                                   VA I - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - CONTRACT CHARGES - CONTINUED

DEATH BENEFIT RIDER CHARGES - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Estate Benefit Payment is a death benefit rider. Daily charges for the Estate Benefit Payment option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subjected to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals are included with surrender charges in the Statement of Changes in Net Assets under principal transactions.

                                   VA I - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                          Cost of    Proceeds
Sub-accounts                                             Purchases  from Sales
------------                                            ----------- -----------
AIM V.I. Capital Appreciation Fund - Series I           $     1,121 $    66,383
AIM V.I. International Growth Fund - Series I                10,354      63,676
AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                 4,471,480  12,103,284
AllianceBernstein Global Thematic Growth Portfolio -
  Class A                                                   735,874   3,457,618
AllianceBernstein Global Thematic Growth Portfolio -
  Class B                                                 1,818,858   2,510,370
AllianceBernstein Growth and Income Portfolio - Class A   3,201,387  10,857,360
AllianceBernstein Growth and Income Portfolio - Class B   3,314,929  15,325,593
AllianceBernstein Growth Portfolio - Class A                422,686   4,181,115
AllianceBernstein Growth Portfolio - Class B                526,780   4,337,682
AllianceBernstein Intermediate Bond Portfolio - Class A   8,344,006  24,397,547
AllianceBernstein Intermediate Bond Portfolio - Class B      43,987      84,568
AllianceBernstein International Growth Portfolio -
  Class A                                                 4,183,306   8,685,152
AllianceBernstein International Value Portfolio -
  Class A                                                 2,055,140   5,249,221
AllianceBernstein Large Cap Growth Portfolio - Class A      918,533   7,922,251
AllianceBernstein Large Cap Growth Portfolio - Class B      636,645   7,049,466
AllianceBernstein Money Market Portfolio - Class A       11,757,741  11,530,760
AllianceBernstein Money Market Portfolio - Class B       19,319,961  20,589,192
AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                 1,307,089   3,314,993
AllianceBernstein Small Cap Growth Portfolio - Class A    1,152,692   3,269,690
AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A                                                 2,345,712   4,885,582
AllianceBernstein U.S. Large Cap Blended Style
  Portfolio - Class B                                        45,557   1,382,187
AllianceBernstein Utility Income Portfolio - Class A      1,462,711  24,242,094
AllianceBernstein Value Portfolio - Class B               1,912,002   5,263,876
BlackRock Basic Value V.I. Fund - Class I                    60,789     321,972
BlackRock Global Allocation V.I. Fund - Class I             142,309      73,960
BlackRock Global Growth V.I. Fund - Class I                   8,417      56,589
BlackRock High Income V.I. Fund - Class I                    22,359      27,593
BlackRock International Value V.I. Fund - Class I            25,118     111,457
BlackRock Large Cap Core V.I. Fund - Class I                 15,916      69,834
BlackRock Large Cap Growth V.I. Fund - Class I                8,822      26,729
BlackRock Money Market V.I. Fund - Class I                   14,730     107,262
BlackRock Total Return V.I. Fund - Class I                   15,431       5,010
BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                    12,647      15,010
BlackRock Value Opportunities V.I. Fund - Class I             7,763     105,519
Delaware VIP Balanced Series - Standard Class                14,473     341,582
Delaware VIP Cash Reserve Series - Standard Class               174      40,059
Delaware VIP Growth Opportunities Series - Standard
  Class                                                          --     353,732
Delaware VIP High Yield Series - Standard Class              25,706     100,812
Delaware VIP Limited-Term Diversified Income Series -
  Standard Class                                              5,375     102,937
Delaware VIP Value Series - Standard Class                  119,312     769,344
Dreyfus Stock Index Fund, Inc. - Initial Shares             164,590     559,792
Fidelity VIP Asset Manager Portfolio - Initial Class        129,343     521,849
Fidelity VIP Contrafund Portfolio - Initial Class            28,653     168,754
Fidelity VIP Growth Portfolio - Initial Class                11,301     303,559
Fidelity VIP High Income Portfolio - Initial Class           28,709     158,895
Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                     111,586     267,096
Fidelity VIP Money Market Portfolio - Initial Class          82,050     793,123
Fidelity VIP Overseas Portfolio - Initial Class               3,222      19,028
LVIP Delaware Foundation Moderate Allocation Fund -
  Standard Class                                            336,745      30,989
UBS U.S. Allocation Portfolio                               187,791   5,486,116
Van Eck Worldwide Emerging Markets Fund - Initial Class      34,868      13,314
Van Eck Worldwide Hard Assets Fund - Initial Class            9,629      27,836

                                   VA I - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES - CONTINUED

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                            Cost of   Proceeds
 Sub-accounts                                              Purchases from Sales
 ------------                                              --------- ----------
 Vanguard 500 Index Fund                                   $    386   $  1,738
 Vanguard Dividend Growth Fund                                3,032      8,704
 Vanguard GNMA Fund                                         245,332    258,901
 Vanguard Health Care Fund                                      864      6,392
 Vanguard Inflation-Protected Securities Fund                 4,907     35,102
 Vanguard International Growth Fund                             153        691
 Vanguard LifeStrategy Conservative Growth Fund               5,757     16,168
 Vanguard LifeStrategy Growth Fund                           17,908     25,211
 Vanguard LifeStrategy Income Fund                           62,002     79,399
 Vanguard LifeStrategy Moderate Growth Fund                 273,776    334,140
 Vanguard Prime Money Market Fund                                21        401
 Vanguard PRIMECAP Fund                                          18        216
 Vanguard Small-Cap Growth Index Fund                            40      1,253
 Vanguard Small-Cap Value Index Fund                            332      1,560
 Vanguard Total Bond Market Index Fund                      130,321    138,438
 Vanguard Total International Stock Index Fund                3,907     27,108
 Vanguard U.S. Growth Fund                                       16        292
 Vanguard VIF Balanced Portfolio                            665,908    513,723
 Vanguard VIF Capital Growth Portfolio                      108,234    122,739
 Vanguard VIF Diversified Value Portfolio                    41,799     50,792
 Vanguard VIF Equity Income Portfolio                        28,114     81,416
 Vanguard VIF Equity Index Portfolio                         62,945     41,742
 Vanguard VIF Growth Portfolio                               62,784      8,123
 Vanguard VIF High Yield Bond Portfolio                     195,364    108,415
 Vanguard VIF International Portfolio                       323,089    249,808
 Vanguard VIF Mid-Cap Index Portfolio                       135,414    137,131
 Vanguard VIF Money Market Portfolio                        975,950    955,839
 Vanguard VIF REIT Index Portfolio                           73,254     47,035
 Vanguard VIF Short-Term Investment-Grade Portfolio          26,022     45,730
 Vanguard VIF Small Company Growth Portfolio                 78,174     47,556
 Vanguard VIF Total Bond Market Index Portfolio              73,277    150,674
 Vanguard VIF Total Stock Market Index Portfolio            301,303    330,801
 Vanguard Wellington Fund                                    72,771     80,146
 Vanguard Windsor Fund                                           32        162

                                   VA I - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2009.

                                                                        Net Asset Value Value of Shares Cost of Shares
Sub-accounts                                                   Shares      Per Share     at Fair Value       Held      Level (a)
------------                                                 ---------- --------------- --------------- -------------- ---------
AIM V.I. Capital Appreciation Fund - Series I                     9,573     $ 20.33      $    194,622    $   206,304       1
AIM V.I. International Growth Fund - Series I                     9,974       26.01           259,413        288,594       1
AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                     6,287,551       10.66        67,025,290     65,139,836       1
AllianceBernstein Global Thematic Growth Portfolio - Class A  1,334,448       16.73        22,325,322     32,305,164       1
AllianceBernstein Global Thematic Growth Portfolio - Class B    635,124       16.34        10,377,924     10,030,258       1
AllianceBernstein Growth and Income Portfolio - Class A       4,028,950       15.20        61,240,046     84,506,528       1
AllianceBernstein Growth and Income Portfolio - Class B       4,139,963       15.08        62,430,642     84,721,496       1
AllianceBernstein Growth Portfolio - Class A                  1,451,849       17.56        25,494,474     31,554,675       1
AllianceBernstein Growth Portfolio - Class B                  1,042,750       17.10        17,831,024     16,807,210       1
AllianceBernstein Intermediate Bond Portfolio - Class A       8,939,083       11.98       107,090,219     99,261,688       1
AllianceBernstein Intermediate Bond Portfolio - Class B         114,848       11.86         1,362,096      1,326,739       1
AllianceBernstein International Growth Portfolio - Class A    2,809,982       16.66        46,814,295     67,669,848       1
AllianceBernstein International Value Portfolio - Class A     1,323,366       14.70        19,453,479     28,359,944       1
AllianceBernstein Large Cap Growth Portfolio - Class A        1,933,921       25.36        49,044,240     58,909,097       1
AllianceBernstein Large Cap Growth Portfolio - Class B        1,223,737       24.72        30,250,772     25,633,642       1
AllianceBernstein Money Market Portfolio - Class A           18,416,453        1.00        18,416,453     18,416,453       1
AllianceBernstein Money Market Portfolio - Class B           20,525,043        1.00        20,525,043     20,525,043       1
AllianceBernstein Real Estate Investment Portfolio - Class A  1,400,366        9.64        13,499,525     20,782,738       1
AllianceBernstein Small Cap Growth Portfolio - Class A        1,532,233       11.95        18,310,189     18,418,632       1
AllianceBernstein Small/Mid Cap Value Portfolio - Class A     1,884,760       13.41        25,274,627     30,249,647       1
AllianceBernstein Value Portfolio - Class B                   2,694,612        8.90        23,982,043     32,376,842       1
BlackRock Basic Value V.I. Fund - Class I                       296,105       10.75         3,183,127      4,062,108       1
BlackRock Global Allocation V.I. Fund - Class I                 111,364       14.92         1,661,557      1,639,745       1
BlackRock Global Growth V.I. Fund - Class I                      28,247       12.84           362,685        270,328       1
BlackRock High Income V.I. Fund - Class I                        42,087        6.68           281,141        309,334       1
BlackRock International Value V.I. Fund - Class I               131,033        9.06         1,187,155      1,724,534       1
BlackRock Large Cap Core V.I. Fund - Class I                     61,169       21.04         1,287,006      1,711,572       1
BlackRock Large Cap Growth V.I. Fund - Class I                   53,783        9.45           508,253        530,332       1
BlackRock Money Market V.I. Fund - Class I                      145,823        1.00           145,823        145,823       1
BlackRock Total Return V.I. Fund - Class I                       18,147       10.82           196,346        212,561       1
BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                        41,678        8.49           353,847        464,930       1
BlackRock Value Opportunities V.I. Fund - Class I                69,770       13.79           962,131      1,561,902       1
Delaware VIP Cash Reserve Series - Standard Class                38,958        1.00            38,958         38,958       1
Delaware VIP Growth Opportunities Series - Standard Class         5,311       16.30            86,574         84,290       1
Delaware VIP High Yield Series - Standard Class                  56,132        5.67           318,267        290,823       1
Delaware VIP Limited-Term Diversified Income Series -
  Standard Class                                                  7,362       10.01            73,693         72,174       1
Delaware VIP Value Series - Standard Class                       99,585       14.60         1,453,945      1,577,198       1
Dreyfus Stock Index Fund, Inc. - Initial Shares                  65,183       26.31         1,714,968      1,758,042       1
Fidelity VIP Asset Manager Portfolio - Initial Class            109,335       13.00         1,421,358      1,571,313       1
Fidelity VIP Contrafund Portfolio - Initial Class                40,229       20.62           829,519      1,147,232       1
Fidelity VIP Growth Portfolio - Initial Class                    30,287       30.04           909,811        884,194       1
Fidelity VIP High Income Portfolio - Initial Class               51,561        5.29           272,757        292,341       1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class     85,927       12.48         1,072,370      1,076,272       1
Fidelity VIP Money Market Portfolio - Initial Class           1,119,228        1.00         1,119,228      1,119,228       1
Fidelity VIP Overseas Portfolio - Initial Class                   6,114       15.05            92,010         96,222       1
LVIP Delaware Foundation Moderate Allocation Fund -
  Standard Class                                                 28,367       12.61           357,797        308,584       1
Van Eck Worldwide Emerging Markets Fund - Initial Class          27,340       11.22           306,758        409,050       1
Van Eck Worldwide Hard Assets Fund - Initial Class                8,366       29.26           244,781        270,866       1
Vanguard 500 Index Fund                                             177      102.67            18,141         20,096       1
Vanguard Dividend Growth Fund                                    10,378       13.17           136,680        146,454       1
Vanguard GNMA Fund                                               22,492       10.64           239,317        240,102       1

                                   VA I - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS - CONTINUED

The following is a summary of fund shares owned as of December 31, 2009.

                                                            NET ASSET VALUE VALUE OF SHARES COST OF SHARES
SUB-ACCOUNTS                                        SHARES     PER SHARE     AT FAIR VALUE       HELD      LEVEL (a)
------------                                        ------- --------------- --------------- -------------- ---------
Vanguard Health Care Fund                               353     $120.22       $   42,422      $   44,051       1
Vanguard Inflation-Protected Securities Fund         23,227       12.55          291,497         296,033       1
Vanguard International Growth Fund                      541       16.99            9,198          12,080       1
Vanguard LifeStrategy Conservative Growth Fund       13,633       15.12          206,136         223,519       1
Vanguard LifeStrategy Growth Fund                    21,309       19.56          416,797         483,924       1
Vanguard LifeStrategy Income Fund                    31,121       13.27          412,976         423,063       1
Vanguard LifeStrategy Moderate Growth Fund           25,093       17.69          443,889         480,685       1
Vanguard Prime Money Market Fund                      3,586        1.00            3,586           3,586       1
Vanguard PRIMECAP Fund                                   40       59.43            2,348           2,056       1
Vanguard Small-Cap Growth Index Fund                    805       16.83           13,543          12,991       1
Vanguard Small-Cap Value Index Fund                   1,366       13.06           17,840          20,768       1
Vanguard Total Bond Market Index Fund                11,782       10.35          121,940         118,956       1
Vanguard Total International Stock Index Fund        11,624       14.41          167,508         134,206       1
Vanguard U.S. Growth Fund                               190       16.46            3,125           2,959       1
Vanguard VIF Balanced Portfolio                     307,573       17.35        5,336,392       5,742,644       1
Vanguard VIF Capital Growth Portfolio                29,812       15.04          448,372         476,787       1
Vanguard VIF Diversified Value Portfolio             48,849       11.55          564,208         746,159       1
Vanguard VIF Equity Income Portfolio                 28,619       13.26          379,491         518,435       1
Vanguard VIF Equity Index Portfolio                  20,295       21.11          428,432         540,185       1
Vanguard VIF Growth Portfolio                        12,790       11.87          151,812         152,086       1
Vanguard VIF High Yield Bond Portfolio               46,352        7.46          345,786         340,956       1
Vanguard VIF International Portfolio                100,835       16.06        1,619,404       2,004,990       1
Vanguard VIF Mid-Cap Index Portfolio                 28,553       12.02          343,210         365,813       1
Vanguard VIF Money Market Portfolio                 779,981        1.00          779,981         779,981       1
Vanguard VIF REIT Index Portfolio                    36,530        8.30          303,195         434,904       1
Vanguard VIF Short-Term Investment-Grade Portfolio   24,929       10.74          267,733         261,444       1
Vanguard VIF Small Company Growth Portfolio          16,130       13.46          217,106         231,368       1
Vanguard VIF Total Bond Market Index Portfolio       72,342       11.77          851,468         821,970       1
Vanguard VIF Total Stock Market Index Portfolio     101,586       21.73        2,207,465       2,751,193       1
Vanguard Wellington Fund                                 79       28.85            2,278           1,739       1
Vanguard Windsor Fund                                   148       11.91            1,766           2,315       1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.

                                   VA I - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2009.

                                                             ACCUMULATION  ACCUMULATION  ANNUITY UNITS ANNUITY UNITS NET INCREASE
SUB-ACCOUNTS                                                 UNITS ISSUED UNITS REDEEMED    ISSUED       REDEEMED     (DECREASE)
------------                                                 ------------ -------------- ------------- ------------- ------------
2 AIM V.I. Capital Appreciation Fund - Series I                     --          (1,254)         --            --          (1,254)
3 AIM V.I. Capital Appreciation Fund - Series I                     --          (7,365)         --            --          (7,365)
2 AIM V.I. International Growth Fund - Series I                     --              (2)         --            --              (2)
3 AIM V.I. International Growth Fund - Series I                    890          (5,051)         --           (57)         (4,218)
1 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                      218,948      (1,082,297)         71          (820)       (864,098)
2 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                           --         (18,246)         --            --         (18,246)
3 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                           --          (6,314)         --            --          (6,314)
1 AllianceBernstein Global Thematic Growth Portfolio -
  Class A                                                        1,187        (188,554)         33          (502)       (187,836)
2 AllianceBernstein Global Thematic Growth Portfolio -
  Class A                                                           --         (11,132)         --            --         (11,132)
3 AllianceBernstein Global Thematic Growth Portfolio -
  Class A                                                           50          (2,063)         --            --          (2,013)
4 AllianceBernstein Global Thematic Growth Portfolio -
  Class B                                                       40,695         (96,149)         --           (93)        (55,547)
5 AllianceBernstein Global Thematic Growth Portfolio -
  Class B                                                       10,789         (14,216)         --            --          (3,427)
1 AllianceBernstein Growth and Income Portfolio - Class A          812        (299,463)         20          (679)       (299,310)
2 AllianceBernstein Growth and Income Portfolio - Class A           --          (4,119)         --            --          (4,119)
3 AllianceBernstein Growth and Income Portfolio - Class A           60         (30,520)         --          (162)        (30,622)
4 AllianceBernstein Growth and Income Portfolio - Class B          585        (461,953)         --          (522)       (461,890)
5 AllianceBernstein Growth and Income Portfolio - Class B          194         (15,909)         --            --         (15,715)
1 AllianceBernstein Growth Portfolio - Class A                     547        (182,004)         --          (206)       (181,663)
2 AllianceBernstein Growth Portfolio - Class A                      --          (4,661)         --            --          (4,661)
3 AllianceBernstein Growth Portfolio - Class A                      23          (1,947)         --            --          (1,924)
4 AllianceBernstein Growth Portfolio - Class B                     143        (184,855)         --           (16)       (184,728)
5 AllianceBernstein Growth Portfolio - Class B                      --         (13,176)         --            --         (13,176)
1 AllianceBernstein Intermediate Bond Portfolio - Class A       85,982      (1,113,400)         --        (1,727)     (1,029,145)
2 AllianceBernstein Intermediate Bond Portfolio - Class A           --         (66,279)         --            --         (66,279)
4 AllianceBernstein Intermediate Bond Portfolio - Class B           --          (4,059)         --            --          (4,059)
5 AllianceBernstein Intermediate Bond Portfolio - Class B           --             (55)         --            --             (55)
1 AllianceBernstein International Growth Portfolio - Class A       632        (272,773)         --          (412)       (272,553)
2 AllianceBernstein International Growth Portfolio - Class A    12,775          (7,741)         --            --           5,034
1 AllianceBernstein International Value Portfolio - Class A        245        (286,200)         --           (99)       (286,054)
2 AllianceBernstein International Value Portfolio - Class A      8,367          (5,759)         --            --           2,608
1 AllianceBernstein Large Cap Growth Portfolio - Class A         2,661        (288,050)         17        (1,022)       (286,394)
2 AllianceBernstein Large Cap Growth Portfolio - Class A            --         (13,383)         --            --         (13,383)
3 AllianceBernstein Large Cap Growth Portfolio - Class A            --          (1,688)         --          (137)         (1,825)
4 AllianceBernstein Large Cap Growth Portfolio - Class B           516        (280,204)         --        (1,063)       (280,751)
5 AllianceBernstein Large Cap Growth Portfolio - Class B            --          (9,115)         --            --          (9,115)
1 AllianceBernstein Money Market Portfolio - Class A           567,991        (563,452)        722          (656)          4,605
2 AllianceBernstein Money Market Portfolio - Class A            28,002            (223)         --            --          27,779
4 AllianceBernstein Money Market Portfolio - Class B           881,722        (972,472)      1,183          (271)        (89,838)
5 AllianceBernstein Money Market Portfolio - Class B            50,509         (36,655)         --            --          13,854
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                          304        (140,314)         --          (482)       (140,492)
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                           --          (4,984)         --            --          (4,984)
1 AllianceBernstein Small Cap Growth Portfolio - Class A         1,371        (201,956)         51          (528)       (201,062)
2 AllianceBernstein Small Cap Growth Portfolio - Class A         2,706         (11,409)         --            --          (8,703)
3 AllianceBernstein Small Cap Growth Portfolio - Class A           344          (1,529)         --            --          (1,185)
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A        404        (269,097)         --        (2,122)       (270,815)
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     12,055         (12,811)         --            --            (756)
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --        (165,766)         --        (1,658)       (167,424)
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --          (4,601)         --            --          (4,601)
1 AllianceBernstein Utility Income Portfolio - Class A             258        (985,873)         --          (291)       (985,906)
2 AllianceBernstein Utility Income Portfolio - Class A              --         (19,751)         --            --         (19,751)
4 AllianceBernstein Value Portfolio - Class B                    1,626        (431,436)         --        (4,273)       (434,083)
5 AllianceBernstein Value Portfolio - Class B                       --         (29,512)         --            --         (29,512)

                                   VA I - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                             ACCUMULATION  ACCUMULATION  ANNUITY UNITS ANNUITY UNITS NET INCREASE
SUB-ACCOUNTS                                                 UNITS ISSUED UNITS REDEEMED    ISSUED       REDEEMED     (DECREASE)
------------                                                 ------------ -------------- ------------- ------------- ------------
1 BlackRock Basic Value V.I. Fund - Class I                         35        (22,380)        --             (36)       (22,381)
2 BlackRock Basic Value V.I. Fund - Class I                         --           (150)        --              --           (150)
1 BlackRock Global Allocation V.I. Fund - Class I                5,831         (3,404)        --              --          2,427
2 BlackRock Global Allocation V.I. Fund - Class I                1,123             (5)        --              --          1,118
1 BlackRock Global Growth V.I. Fund - Class I                       --         (5,254)        --              --         (5,254)
2 BlackRock Global Growth V.I. Fund - Class I                       --            (69)        --              --            (69)
1 BlackRock High Income V.I. Fund - Class I                         --         (2,113)        --              --         (2,113)
2 BlackRock High Income V.I. Fund - Class I                         --            (57)        --              --            (57)
1 BlackRock International Value V.I. Fund - Class I                 --         (7,363)        --              --         (7,363)
2 BlackRock International Value V.I. Fund - Class I                 --           (602)        --              --           (602)
1 BlackRock Large Cap Core V.I. Fund - Class I                      39         (4,528)        --             (38)        (4,527)
2 BlackRock Large Cap Core V.I. Fund - Class I                      --             (4)        --              --             (4)
1 BlackRock Large Cap Growth V.I. Fund - Class I                    --         (2,626)        --              --         (2,626)
1 BlackRock Money Market V.I. Fund - Class I                       602         (7,671)        --              --         (7,069)
2 BlackRock Money Market V.I. Fund - Class I                        --           (204)        --              --           (204)
1 BlackRock Total Return V.I. Fund - Class I                       143            (64)        --              --             79
2 BlackRock Total Return V.I. Fund - Class I                        --             (2)        --              --             (2)
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                           --           (625)        --              --           (625)
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                           --            (10)        --              --            (10)
1 BlackRock Value Opportunities V.I. Fund - Class I                 --         (6,051)        --              --         (6,051)
2 BlackRock Value Opportunities V.I. Fund - Class I                 --            (44)        --              --            (44)
7 Delaware VIP Balanced Series - Standard Class                     --        (12,993)        --              --        (12,993)
7 Delaware VIP Cash Reserve Series - Standard Class                 --         (2,223)        --              --         (2,223)
7 Delaware VIP Growth Opportunities Series - Standard Class         --         (2,858)        --              --         (2,858)
7 Delaware VIP Growth Opportunities Series - Standard Class         --        (11,555)        --              --        (11,555)
7 Delaware VIP High Yield Series - Standard Class                   --         (1,968)        --              --         (1,968)
7 Delaware VIP High Yield Series - Standard Class                   --         (2,121)        --              --         (2,121)
7 Delaware VIP Limited-Term Diversified Income Series -
  Standard Class                                                    --         (3,873)        --              --         (3,873)
7 Delaware VIP Value Series - Standard Class                        --         (4,730)        --              --         (4,730)
7 Delaware VIP Value Series - Standard Class                        --        (21,197)        --            (112)       (21,309)
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                   --           (694)        --              --           (694)
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                  143        (36,150)        --            (196)       (36,203)
3 Fidelity VIP Asset Manager Portfolio - Initial Class           5,086        (32,447)        --            (125)       (27,486)
2 Fidelity VIP Contrafund Portfolio - Initial Class                 --             (1)        --              --             (1)
3 Fidelity VIP Contrafund Portfolio - Initial Class              1,713        (11,098)        --             (83)        (9,468)
2 Fidelity VIP Growth Portfolio - Initial Class                     --             --         --              --             --
3 Fidelity VIP Growth Portfolio - Initial Class                    750        (23,454)        --            (173)       (22,877)
2 Fidelity VIP High Income Portfolio - Initial Class                --         (1,223)        --              --         (1,223)
3 Fidelity VIP High Income Portfolio - Initial Class               392        (12,056)        --              --        (11,664)
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                             --        (13,900)        --            (288)       (14,188)
3 Fidelity VIP Money Market Portfolio - Initial Class              600        (51,516)        --            (355)       (51,271)
3 Fidelity VIP Overseas Portfolio - Initial Class                   28         (1,472)        --              --         (1,444)
7 LVIP Delaware Foundation Moderate Allocation Fund -
  Standard Class                                                33,260         (2,603)        --              --         30,657
1 UBS U.S. Allocation Portfolio                                     19       (459,326)        --              --       (459,307)
2 UBS U.S. Allocation Portfolio                                     --        (53,744)        --              --        (53,744)
3 Van Eck Worldwide Emerging Markets Fund - Initial Class        1,479           (839)        --              --            640
2 Van Eck Worldwide Hard Assets Fund - Initial Class                --             (3)        --              --             (3)
3 Van Eck Worldwide Hard Assets Fund - Initial Class               143           (712)        --             (49)          (618)
1 Vanguard 500 Index Fund                                           --             --         --            (176)          (176)
6 Vanguard Dividend Growth Fund                                     --             --         --            (656)          (656)
1 Vanguard GNMA Fund                                                --             --         --          (1,624)        (1,624)

                                   VA I - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                      ACCUMULATION  ACCUMULATION  ANNUITY UNITS ANNUITY UNITS NET INCREASE
SUB-ACCOUNTS                                          UNITS ISSUED UNITS REDEEMED    ISSUED       REDEEMED     (DECREASE)
------------                                          ------------ -------------- ------------- ------------- ------------
6 Vanguard GNMA Fund                                       --            --              28           (405)        (377)
6 Vanguard Health Care Fund                                --            --              --           (465)        (465)
6 Vanguard Inflation-Protected Securities Fund             --            --              --         (2,673)      (2,673)
1 Vanguard International Growth Fund                       --            --              --            (48)         (48)
1 Vanguard LifeStrategy Conservative Growth Fund           --            --              --           (205)        (205)
6 Vanguard LifeStrategy Conservative Growth Fund           --            --              --         (1,087)      (1,087)
1 Vanguard LifeStrategy Growth Fund                        --            --              --            (82)         (82)
6 Vanguard LifeStrategy Growth Fund                        --            --             865         (2,003)      (1,138)
1 Vanguard LifeStrategy Income Fund                        --            --              --           (616)        (616)
6 Vanguard LifeStrategy Income Fund                        --            --              --         (1,942)      (1,942)
6 Vanguard LifeStrategy Moderate Growth Fund               --            --              --         (2,820)      (2,820)
1 Vanguard Prime Money Market Fund                         --            --              --            (32)         (32)
1 Vanguard PRIMECAP Fund                                   --            --              --            (17)         (17)
1 Vanguard Small-Cap Growth Index Fund                     --            --              --           (100)        (100)
1 Vanguard Small-Cap Value Index Fund                      --            --              --           (142)        (142)
1 Vanguard Total Bond Market Index Fund                    --            --              --           (968)        (968)
6 Vanguard Total International Stock Index Fund            --            --              --         (1,817)      (1,817)
1 Vanguard U.S. Growth Fund                                --            --              --            (34)         (34)
6 Vanguard VIF Balanced Portfolio                          --            --          28,242        (30,396)      (2,154)
6 Vanguard VIF Capital Growth Portfolio                    --            --              --         (3,841)      (3,841)
1 Vanguard VIF Diversified Value Portfolio                 --            --              --           (106)        (106)
6 Vanguard VIF Diversified Value Portfolio                 --            --           1,017         (3,003)      (1,986)
1 Vanguard VIF Equity Income Portfolio                     --            --              --            (43)         (43)
6 Vanguard VIF Equity Income Portfolio                     --            --              --         (6,699)      (6,699)
1 Vanguard VIF Equity Index Portfolio                      --            --              --            (52)         (52)
6 Vanguard VIF Equity Index Portfolio                      --            --           3,528         (3,010)         518
6 Vanguard VIF Growth Portfolio                            --            --           6,147           (793)       5,354
1 Vanguard VIF High Yield Bond Portfolio                   --            --              --            (72)         (72)
6 Vanguard VIF High Yield Bond Portfolio                   --            --           7,467         (1,890)       5,577
1 Vanguard VIF International Portfolio                     --            --              --            (54)         (54)
6 Vanguard VIF International Portfolio                     --            --           9,086         (6,508)       2,578
6 Vanguard VIF Mid-Cap Index Portfolio                     --            --           1,087         (2,229)      (1,142)
1 Vanguard VIF Money Market Portfolio                      --            --               1         (1,059)      (1,058)
6 Vanguard VIF Money Market Portfolio                      --            --          67,796        (65,062)       2,734
1 Vanguard VIF REIT Index Portfolio                        --            --              --            (95)         (95)
6 Vanguard VIF REIT Index Portfolio                        --            --           1,196         (1,498)        (302)
6 Vanguard VIF Short-Term Investment-Grade Portfolio       --            --              --         (2,741)      (2,741)
6 Vanguard VIF Small Company Growth Portfolio              --            --           4,563         (1,368)       3,195
1 Vanguard VIF Total Bond Market Index Portfolio           --            --              --           (103)        (103)
6 Vanguard VIF Total Bond Market Index Portfolio           --            --              --         (8,744)      (8,744)
6 Vanguard VIF Total Stock Market Index Portfolio          --            --           2,365        (16,195)     (13,830)
1 Vanguard Wellington Fund                                 --            --              --            (16)         (16)
1 Vanguard Windsor Fund                                    --            --              --            (17)         (17)

                                   VA I - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                             ACCUMULATION  ACCUMULATION  ANNUITY UNITS ANNUITY UNITS NET INCREASE
SUB-ACCOUNTS                                                 UNITS ISSUED UNITS REDEEMED    ISSUED       REDEEMED     (DECREASE)
------------                                                 ------------ -------------- ------------- ------------- ------------
2 AIM V.I. Capital Appreciation Fund - Series I                      --             (2)         --            --              (2)
3 AIM V.I. Capital Appreciation Fund - Series I                   1,004        (19,137)      1,518        (2,759)        (19,374)
2 AIM V.I. International Growth Fund - Series I                      --             (1)         --            --              (1)
3 AIM V.I. International Growth Fund - Series I                     114        (23,122)        718           (40)        (22,330)
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                           358     (1,202,736)         10        (1,553)     (1,203,921)
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                            --        (12,335)         --            --         (12,335)
1 AllianceBernstein Balanced Shares Portfolio - Class A           6,369     (4,291,694)        152        (3,277)     (4,288,450)
2 AllianceBernstein Balanced Shares Portfolio - Class A              --        (72,012)         --            --         (72,012)
3 AllianceBernstein Balanced Shares Portfolio - Class A              --        (25,679)         --            --         (25,679)
1 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                     7,870,517       (467,528)      6,184          (484)      7,408,689
2 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                       134,498        (11,595)         --            --         122,903
3 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                        24,068           (245)         --            --          23,823
1 AllianceBernstein Global Bond Portfolio - Class A                  12       (763,448)         79          (714)       (764,071)
2 AllianceBernstein Global Bond Portfolio - Class A                  --        (21,876)         --            --         (21,876)
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                            46       (464,082)         --          (249)       (464,285)
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                            --         (8,966)         --            --          (8,966)
1 AllianceBernstein Global Technology Portfolio - Class A         1,898       (380,472)        796        (1,476)       (379,254)
2 AllianceBernstein Global Technology Portfolio - Class A            --        (18,873)         --            --         (18,873)
3 AllianceBernstein Global Technology Portfolio - Class A           142         (3,633)         --            --          (3,491)
4 AllianceBernstein Global Technology Portfolio - Class B           559       (273,522)         --           (97)       (273,060)
5 AllianceBernstein Global Technology Portfolio - Class B            --        (19,683)         --            --         (19,683)
1 AllianceBernstein Growth and Income Portfolio - Class A         1,752       (675,464)        572        (1,413)       (674,553)
2 AllianceBernstein Growth and Income Portfolio - Class A            --        (17,589)         --            --         (17,589)
3 AllianceBernstein Growth and Income Portfolio - Class A           115        (19,844)        955        (1,090)        (19,864)
4 AllianceBernstein Growth and Income Portfolio - Class B         2,642       (955,692)         65          (548)       (953,533)
5 AllianceBernstein Growth and Income Portfolio - Class B           144        (30,943)         --            --         (30,799)
1 AllianceBernstein Growth Portfolio - Class A                      961       (392,720)        448          (706)       (392,017)
2 AllianceBernstein Growth Portfolio - Class A                       --         (7,078)         --            --          (7,078)
3 AllianceBernstein Growth Portfolio - Class A                       19         (8,164)         --            --          (8,145)
4 AllianceBernstein Growth Portfolio - Class B                      683       (364,316)         --           (17)       (363,650)
5 AllianceBernstein Growth Portfolio - Class B                       --        (12,768)         --            --         (12,768)
1 AllianceBernstein High Yield Portfolio - Class A                  454     (1,786,835)         --          (660)     (1,787,041)
2 AllianceBernstein High Yield Portfolio - Class A                   --        (51,096)         --            --         (51,096)
1 AllianceBernstein Intermediate Bond Portfolio - Class A     5,158,566     (1,810,527)      5,170        (2,685)      3,350,524
2 AllianceBernstein Intermediate Bond Portfolio - Class A       184,335        (42,938)         --            --         141,397
4 AllianceBernstein Intermediate Bond Portfolio - Class B         1,146        (21,063)         --            --         (19,917)
5 AllianceBernstein Intermediate Bond Portfolio - Class B            --            (50)         --            --             (50)
1 AllianceBernstein International Growth Portfolio - Class A      2,809       (562,062)      1,338        (1,418)       (559,333)
2 AllianceBernstein International Growth Portfolio - Class A         --        (34,009)         --            --         (34,009)
1 AllianceBernstein International Value Portfolio - Class A         492       (472,217)         57          (153)       (471,821)
2 AllianceBernstein International Value Portfolio - Class A       7,606        (22,311)         --            --         (14,705)
1 AllianceBernstein Large Cap Growth Portfolio - Class A          6,198       (604,121)        403        (1,823)       (599,343)
2 AllianceBernstein Large Cap Growth Portfolio - Class A             --        (23,926)         --            --         (23,926)
3 AllianceBernstein Large Cap Growth Portfolio - Class A             --         (1,864)         --          (165)         (2,029)
4 AllianceBernstein Large Cap Growth Portfolio - Class B          3,336       (443,711)         63        (1,122)       (441,434)
5 AllianceBernstein Large Cap Growth Portfolio - Class B          1,509        (11,912)         --            --         (10,403)
1 AllianceBernstein Money Market Portfolio - Class A          1,124,481       (863,737)      1,074        (1,191)        260,627
2 AllianceBernstein Money Market Portfolio - Class A              4,340        (24,586)         --            --         (20,246)
4 AllianceBernstein Money Market Portfolio - Class B          2,080,580     (1,493,496)         --          (128)        586,956
5 AllianceBernstein Money Market Portfolio - Class B                 --        (22,661)         --            --         (22,661)
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                           289       (318,128)      1,104        (1,433)       (318,168)

                                   VA I - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                                   ACCUMULATION ANNUITY ANNUITY
                                                                      ACCUMULATION    UNITS      UNITS   UNITS   NET INCREASE
SUB-ACCOUNTS                                                          UNITS ISSUED   REDEEMED   ISSUED  REDEEMED  (DECREASE)
------------                                                          ------------ ------------ ------- -------- ------------
2 AllianceBernstein Real Estate Investment Portfolio - Class A               --        (23,819)     --       --      (23,819)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                  2,638       (383,046)  1,179   (1,825)    (381,054)
2 AllianceBernstein Small Cap Growth Portfolio - Class A                  1,765        (24,846)     --       --      (23,081)
3 AllianceBernstein Small Cap Growth Portfolio - Class A                    178           (657)     --       --         (479)
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A               1,409       (598,753)    188   (2,400)    (599,556)
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A               2,420        (14,273)     --       --      (11,853)
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B         --        (57,756)     45     (248)     (57,959)
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B         --           (319)     --       --         (319)
1 AllianceBernstein Utility Income Portfolio - Class A                      333       (372,376)     12     (167)    (372,198)
2 AllianceBernstein Utility Income Portfolio - Class A                       --        (11,497)     --       --      (11,497)
4 AllianceBernstein Value Portfolio - Class B                             3,017     (1,286,218)  1,252   (5,050)  (1,286,999)
5 AllianceBernstein Value Portfolio - Class B                                --        (16,577)     --       --      (16,577)
1 BlackRock Basic Value V.I. Fund - Class I                                  30        (26,616)      9      (38)     (26,615)
2 BlackRock Basic Value V.I. Fund - Class I                                  --         (6,729)     --       --       (6,729)
1 BlackRock Global Allocation V.I. Fund - Class I                         4,148        (15,314)     --       --      (11,166)
2 BlackRock Global Allocation V.I. Fund - Class I                            --         (1,620)     --       --       (1,620)
1 BlackRock Global Growth V.I. Fund - Class I                                --         (6,297)     --       --       (6,297)
2 BlackRock Global Growth V.I. Fund - Class I                                 1            (58)     --       --          (57)
1 BlackRock High Income V.I. Fund - Class I                                 523         (4,554)     --       --       (4,031)
2 BlackRock High Income V.I. Fund - Class I                                  --            (48)     --       --          (48)
1 BlackRock International Value V.I. Fund - Class I                          --        (15,724)     --       --      (15,724)
2 BlackRock International Value V.I. Fund - Class I                           4           (793)     --       --         (789)
1 BlackRock Large Cap Core V.I. Fund - Class I                               31         (7,873)      9      (40)      (7,873)
2 BlackRock Large Cap Core V.I. Fund - Class I                               --            (60)     --       --          (60)
1 BlackRock Large Cap Growth V.I. Fund - Class I                          2,165        (24,414)     --       --      (22,249)
1 BlackRock Money Market V.I. Fund - Class I                             20,553        (26,192)     --       --       (5,639)
2 BlackRock Money Market V.I. Fund - Class I                              3,836         (3,843)     --       --           (7)
1 BlackRock Total Return V.I. Fund - Class I                                 --         (2,758)     --       --       (2,758)
2 BlackRock Total Return V.I. Fund - Class I                                 --         (1,835)     --       --       (1,835)
1 BlackRock Utilities and Telecommunications V.I. Fund - Class I             --         (4,975)     --       --       (4,975)
2 BlackRock Utilities and Telecommunications V.I. Fund - Class I             --            (10)     --       --          (10)
1 BlackRock Value Opportunities V.I. Fund - Class I                          --         (5,648)     --       --       (5,648)
2 BlackRock Value Opportunities V.I. Fund - Class I                          --         (2,255)     --       --       (2,255)
7 Delaware VIP Balanced Series - Standard Class                              --         (6,057)     --       --       (6,057)
7 Delaware VIP Capital Reserves Series - Standard Class                      --             (3)     --       --           (3)
7 Delaware VIP Cash Reserve Series - Standard Class                       5,503         (5,503)     --       --           --
7 Delaware VIP Cash Reserve Series - Standard Class                          --         (8,968)     --       --       (8,968)
7 Delaware VIP Growth Opportunities Series - Standard Class                  --         (3,532)     --       --       (3,532)
7 Delaware VIP Growth Opportunities Series - Standard Class                  --         (6,305)     --       --       (6,305)
7 Delaware VIP High Yield Series - Standard Class                         1,944            (30)     --       --        1,914
7 Delaware VIP High Yield Series - Standard Class                            58         (4,074)     --       --       (4,016)
7 Delaware VIP Value Series - Standard Class                                 --             --      --       --           --
7 Delaware VIP Value Series - Standard Class                                 --        (12,738)      4     (117)     (12,851)
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                            --             --      --       --           --
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                           455        (41,159)    883   (1,867)     (41,688)
3 Fidelity VIP Asset Manager Portfolio - Initial Class                   11,682        (54,961)     --     (146)     (43,425)
2 Fidelity VIP Contrafund Portfolio - Initial Class                          --             --      --       --           --
3 Fidelity VIP Contrafund Portfolio - Initial Class                         261        (35,463)  1,391   (1,447)     (35,258)
2 Fidelity VIP Growth Portfolio - Initial Class                              --             (1)     --       --           (1)
3 Fidelity VIP Growth Portfolio - Initial Class                             401        (46,208)     --     (188)     (45,995)
2 Fidelity VIP High Income Portfolio - Initial Class                         --             --      --       --           --
3 Fidelity VIP High Income Portfolio - Initial Class                        712        (11,326)     --       --      (10,614)

                                   VA I - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                             ACCUMULATION  ACCUMULATION  ANNUITY UNITS ANNUITY UNITS NET INCREASE
SUB-ACCOUNTS                                                 UNITS ISSUED UNITS REDEEMED    ISSUED       REDEEMED     (DECREASE)
------------                                                 ------------ -------------- ------------- ------------- ------------
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                         22,968        (30,608)        1,220        (1,520)       (7,940)
3 Fidelity VIP Money Market Portfolio - Initial Class           50,071        (92,295)           --          (373)      (42,597)
3 Fidelity VIP Overseas Portfolio - Initial Class                  291         (1,521)           --            --        (1,230)
1 UBS U.S. Allocation Portfolio                                     39       (115,271)           --            --      (115,232)
2 UBS U.S. Allocation Portfolio                                     --        (11,474)           --            --       (11,474)
3 Van Eck Worldwide Emerging Markets Fund - Initial Class           64         (8,616)           --            --        (8,552)
2 Van Eck Worldwide Hard Assets Fund - Initial Class                --             (1)           --            --            (1)
3 Van Eck Worldwide Hard Assets Fund - Initial Class                 1         (9,541)          427           (34)       (9,147)
1 Vanguard 500 Index Fund                                           --             --            --          (184)         (184)
6 Vanguard Dividend Growth Fund                                     --             --         8,167          (400)        7,767
1 Vanguard GNMA Fund                                                --             --        16,743          (418)       16,325
6 Vanguard GNMA Fund                                                --             --         2,576          (386)        2,190
6 Vanguard Health Care Fund                                         --             --            --          (487)         (487)
6 Vanguard Inflation-Protected Securities Fund                      --             --        11,295        (1,600)        9,695
1 Vanguard International Growth Fund                                --             --            --           (50)          (50)
1 Vanguard LifeStrategy Conservative Growth Fund                    --             --            --          (215)         (215)
6 Vanguard LifeStrategy Conservative Growth Fund                    --             --         4,787        (1,134)        3,653
1 Vanguard LifeStrategy Growth Fund                                 --             --            --           (86)          (86)
6 Vanguard LifeStrategy Growth Fund                                 --             --        14,158        (2,082)       12,076
1 Vanguard LifeStrategy Income Fund                                 --             --         4,387          (240)        4,147
6 Vanguard LifeStrategy Income Fund                                 --             --        17,658        (1,846)       15,812
1 Vanguard LifeStrategy Moderate Growth Fund                        --             --            --       (30,250)      (30,250)
6 Vanguard LifeStrategy Moderate Growth Fund                        --             --            60        (3,014)       (2,954)
1 Vanguard Prime Money Market Fund                                  --             --            --           (34)          (34)
1 Vanguard PRIMECAP Fund                                            --             --            --           (18)          (18)
1 Vanguard Small-Cap Growth Index Fund                              --             --            --          (105)         (105)
1 Vanguard Small-Cap Value Index Fund                               --             --            --          (148)         (148)
1 Vanguard Total Bond Market Index Fund                             --             --         9,990          (250)        9,740
6 Vanguard Total International Stock Index Fund                     --             --            --        (1,906)       (1,906)
1 Vanguard U.S. Growth Fund                                         --             --            --           (35)          (35)
6 Vanguard VIF Balanced Portfolio                                   --             --        38,477       (29,419)        9,058
6 Vanguard VIF Capital Growth Portfolio                             --             --         4,125        (2,576)        1,549
1 Vanguard VIF Diversified Value Portfolio                          --             --            --          (110)         (110)
6 Vanguard VIF Diversified Value Portfolio                          --             --         1,519        (3,228)       (1,709)
1 Vanguard VIF Equity Income Portfolio                              --             --            --           (45)          (45)
6 Vanguard VIF Equity Income Portfolio                              --             --            --        (3,452)       (3,452)
1 Vanguard VIF Equity Index Portfolio                               --             --            --           (55)          (55)
6 Vanguard VIF Equity Index Portfolio                               --             --            --        (6,435)       (6,435)
6 Vanguard VIF Growth Portfolio                                     --             --           901          (607)          294
1 Vanguard VIF High Yield Bond Portfolio                            --             --            --       (10,424)      (10,424)
6 Vanguard VIF High Yield Bond Portfolio                            --             --         3,980        (3,579)          401
1 Vanguard VIF International Portfolio                              --             --            --        (6,800)       (6,800)
6 Vanguard VIF International Portfolio                              --             --         4,488        (6,489)       (2,001)
6 Vanguard VIF Mid-Cap Index Portfolio                              --             --           251        (2,008)       (1,757)
1 Vanguard VIF Money Market Portfolio                               --             --        10,913          (273)       10,640
6 Vanguard VIF Money Market Portfolio                               --             --       149,623      (243,231)      (93,608)
1 Vanguard VIF REIT Index Portfolio                                 --             --            --          (100)         (100)
6 Vanguard VIF REIT Index Portfolio                                 --             --         4,611        (1,483)        3,128
6 Vanguard VIF Short-Term Investment-Grade Portfolio                --             --         8,525        (2,150)        6,375
6 Vanguard VIF Small Company Growth Portfolio                       --             --            --        (1,375)       (1,375)
1 Vanguard VIF Total Bond Market Index Portfolio                    --             --            --          (107)         (107)
6 Vanguard VIF Total Bond Market Index Portfolio                    --             --        21,807        (5,834)       15,973

                                   VA I - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                   ACCUMULATION  ACCUMULATION  ANNUITY UNITS ANNUITY UNITS NET INCREASE
SUB-ACCOUNTS                                       UNITS ISSUED UNITS REDEEMED    ISSUED       REDEEMED     (DECREASE)
------------                                       ------------ -------------- ------------- ------------- ------------
6 Vanguard VIF Total Stock Market Index Portfolio       --            --          43,437        (15,493)      27,944
1 Vanguard Wellington Fund                              --            --              --         (7,989)      (7,989)
1 Vanguard Windsor Fund                                 --            --              --            (18)         (18)

FOOTNOTES
1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.
2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
3  Profile product.
4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5 Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
6  Vanguard SPIA product.
7  Variable Annuity product.

                                   VA I - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                       Unit                   Investment     Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ------------ ---------------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                    930 $ 8.98 $      8,348       0.53%        1.45%     19.34%
3 AIM V.I. Capital Appreciation Fund - Series I                 20,618   9.03      186,273       0.53%        1.40%     19.40%
2 AIM V.I. International Growth Fund - Series I                    886  16.15       14,310       1.36%        1.45%     33.30%
3 AIM V.I. International Growth Fund - Series I                 15,086  16.25      245,103       1.36%        1.40%     33.36%
1 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                    6,544,591  10.05   65,797,736       1.01%        1.40%     23.14%
2 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                      104,657  10.05    1,051,521       1.07%        1.45%     23.08%
3 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                       17,509  10.05      176,032       0.90%        1.40%     23.14%
1 AllianceBernstein Global Thematic Growth Portfolio -
  Class A *                                                  1,340,133  15.84   21,226,369       0.00%        1.40%     51.35%
2 AllianceBernstein Global Thematic Growth Portfolio -
  Class A *                                                     61,905  15.74      974,439       0.00%        1.45%     51.28%
3 AllianceBernstein Global Thematic Growth Portfolio -
  Class A *                                                      8,123  15.33      124,514       0.00%        1.40%     51.35%
4 AllianceBernstein Global Thematic Growth Portfolio -
  Class B *                                                    618,351  15.49    9,575,585       0.00%        1.40%     51.01%
5 AllianceBernstein Global Thematic Growth Portfolio -
  Class B *                                                     52,135  15.39      802,339       0.00%        1.45%     50.94%
1 AllianceBernstein Growth and Income Portfolio - Class A    1,748,066  33.73   58,954,811       3.91%        1.40%     19.14%
2 AllianceBernstein Growth and Income Portfolio - Class A       47,912  33.52    1,605,862       4.03%        1.45%     19.08%
3 AllianceBernstein Growth and Income Portfolio - Class A       32,476  20.92      679,372       2.87%        1.40%     19.14%
4 AllianceBernstein Growth and Income Portfolio - Class B    1,865,073  32.85   61,263,038       3.29%        1.40%     18.68%
5 AllianceBernstein Growth and Income Portfolio - Class B       35,768  32.64    1,167,604       3.21%        1.45%     18.62%
1 AllianceBernstein Growth Portfolio - Class A               1,075,344  22.42   24,109,078       0.00%        1.40%     31.38%
2 AllianceBernstein Growth Portfolio - Class A                  42,399  22.28      944,688       0.00%        1.45%     31.32%
3 AllianceBernstein Growth Portfolio - Class A                  28,434  15.50      440,708       0.00%        1.40%     31.38%
4 AllianceBernstein Growth Portfolio - Class B                 792,462  21.83   17,301,117       0.00%        1.40%     31.02%
5 AllianceBernstein Growth Portfolio - Class B                  24,423  21.70      529,907       0.00%        1.45%     30.96%
1 AllianceBernstein Intermediate Bond Portfolio - Class A    5,680,702  18.38  104,434,310       3.61%        1.40%     16.87%
2 AllianceBernstein Intermediate Bond Portfolio - Class A      145,368  18.27    2,655,908       3.89%        1.45%     16.81%
4 AllianceBernstein Intermediate Bond Portfolio - Class B       73,471  17.90    1,315,087       3.39%        1.40%     16.56%
5 AllianceBernstein Intermediate Bond Portfolio - Class B        2,643  17.79       47,009       3.41%        1.45%     16.50%
1 AllianceBernstein International Growth Portfolio - Class A 1,534,503  29.38   45,090,537       4.44%        1.40%     37.64%
2 AllianceBernstein International Growth Portfolio - Class A    59,028  29.20    1,723,758       4.00%        1.45%     37.57%
1 AllianceBernstein International Value Portfolio - Class A  1,181,685  15.82   18,691,830       1.24%        1.40%     32.81%
2 AllianceBernstein International Value Portfolio - Class A     48,360  15.75      761,649       1.18%        1.45%     32.74%
1 AllianceBernstein Large Cap Growth Portfolio - Class A     1,763,299  26.80   47,256,428       0.15%        1.40%     35.61%
2 AllianceBernstein Large Cap Growth Portfolio - Class A        64,961  26.63    1,730,167       0.15%        1.45%     35.54%
3 AllianceBernstein Large Cap Growth Portfolio - Class A         4,768  12.09       57,644       0.13%        1.40%     35.61%
4 AllianceBernstein Large Cap Growth Portfolio - Class B     1,132,351  26.14   29,601,737       0.00%        1.40%     35.20%
5 AllianceBernstein Large Cap Growth Portfolio - Class B        24,982  25.98      649,035       0.00%        1.45%     35.13%
1 AllianceBernstein Money Market Portfolio - Class A         1,325,161  13.47   17,854,504       0.16%        1.40%     -1.22%
2 AllianceBernstein Money Market Portfolio - Class A            41,979  13.39      562,103       0.10%        1.45%     -1.27%
4 AllianceBernstein Money Market Portfolio - Class B         1,524,228  13.15   20,039,696       0.09%        1.40%     -1.30%
5 AllianceBernstein Money Market Portfolio - Class B            37,159  13.07      485,521       0.07%        1.45%     -1.35%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                      566,462  23.10   13,083,609       2.49%        1.40%     27.66%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       18,120  22.95      415,916       2.54%        1.45%     27.59%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     1,537,739  11.44   17,589,014       0.00%        1.40%     39.78%
2 AllianceBernstein Small Cap Growth Portfolio - Class A        57,864  11.37      657,764       0.00%        1.45%     39.72%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         5,704  11.12       63,412       0.00%        1.40%     39.78%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  1,359,898  17.92   24,375,299       1.00%        1.40%     40.87%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     50,391  17.85      899,328       0.98%        1.45%     40.80%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --     --           --       1.90%        1.40%     -4.23%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                         --     --           --       2.05%        1.45%     -4.23%
1 AllianceBernstein Utility Income Portfolio - Class A              --     --           --       8.84%        1.40%      8.41%
2 AllianceBernstein Utility Income Portfolio - Class A              --     --           --       7.49%        1.45%      8.37%
4 AllianceBernstein Value Portfolio - Class B                2,384,617   9.88   23,552,621       2.92%        1.40%     19.35%

                                   VA I - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                     Unit                 Investment     Expense    Total
Sub-accounts                                                  Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                                 ------- ------ ---------- ---------------- --------- ----------
5 AllianceBernstein Value Portfolio - Class B                 43,666 $ 9.83 $  429,422       3.09%        1.45%      19.29%
1 BlackRock Basic Value V.I. Fund - Class I                  177,736  16.74  2,974,601       1.95%        1.40%      29.31%
2 BlackRock Basic Value V.I. Fund - Class I                   12,536  16.63    208,526       2.05%        1.45%      29.25%
1 BlackRock Global Allocation V.I. Fund - Class I             83,936  19.15  1,606,975       1.89%        1.40%      19.52%
2 BlackRock Global Allocation V.I. Fund - Class I              2,868  19.03     54,580       1.98%        1.45%      19.46%
1 BlackRock Global Growth V.I. Fund - Class I                 30,831  11.58    356,949       2.48%        1.40%      33.76%
2 BlackRock Global Growth V.I. Fund - Class I                    498  11.52      5,736       2.54%        1.45%      33.70%
1 BlackRock High Income V.I. Fund - Class I                   18,753  14.78    277,114       9.17%        1.40%      54.21%
2 BlackRock High Income V.I. Fund - Class I                      415  14.69      6,090       9.36%        1.45%      54.14%
1 BlackRock International Value V.I. Fund - Class I           72,600  15.43  1,120,286       2.09%        1.40%      28.16%
2 BlackRock International Value V.I. Fund - Class I            4,357  15.35     66,868       2.08%        1.45%      28.10%
1 BlackRock Large Cap Core V.I. Fund - Class I                85,998  14.63  1,258,288       1.30%        1.40%      20.83%
2 BlackRock Large Cap Core V.I. Fund - Class I                 1,975  14.54     28,717       1.33%        1.45%      20.77%
1 BlackRock Large Cap Growth V.I. Fund - Class I              59,834   8.49    508,252       0.56%        1.40%      25.05%
1 BlackRock Money Market V.I. Fund - Class I                   8,466  12.32    104,257       0.17%        1.40%      -1.23%
2 BlackRock Money Market V.I. Fund - Class I                   3,396  12.24     41,565       0.15%        1.45%      -1.28%
1 BlackRock Total Return V.I. Fund - Class I                  12,282  14.38    176,551       5.89%        1.40%      16.20%
2 BlackRock Total Return V.I. Fund - Class I                   1,458  14.29     20,834       5.95%        1.45%      16.14%
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                     16,532  18.78    310,465       3.03%        1.40%      13.28%
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                      2,324  18.67     43,382       3.06%        1.45%      13.22%
1 BlackRock Value Opportunities V.I. Fund - Class I           47,343  17.80    842,655       0.63%        1.40%      26.56%
2 BlackRock Value Opportunities V.I. Fund - Class I            6,753  17.69    119,476       0.66%        1.45%      26.49%
7 Delaware VIP Balanced Series - Standard Class                   --     --         --       8.70%        1.25%       2.43%
7 Delaware VIP Cash Reserve Series - Standard Class            2,213  17.60     38,958       0.27%        1.25%      -0.98%
7 Delaware VIP Growth Opportunities Series - Standard Class       --  29.76         --       0.00%        1.40%      43.39%
7 Delaware VIP Growth Opportunities Series - Standard Class    2,567  33.73     86,574       0.00%        1.25%      43.60%
7 Delaware VIP High Yield Series - Standard Class                587  21.56     12,664      13.26%        1.40%      46.90%
7 Delaware VIP High Yield Series - Standard Class              9,910  30.84    305,603       8.03%        1.25%      47.12%
7 Delaware VIP Limited-Term Diversified Income Series -
  Standard Class *                                             2,807  26.28     73,767       4.61%        1.25%      11.39%
7 Delaware VIP Value Series - Standard Class                      19  29.11        551       0.03%        1.40%      16.32%
7 Delaware VIP Value Series - Standard Class                  41,800  34.77  1,453,394       2.51%        1.25%      16.50%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                 --  17.75         --       0.00%        1.45%      24.52%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares             96,044  17.86  1,714,967       1.83%        1.40%      24.58%
3 Fidelity VIP Asset Manager Portfolio - Initial Class        80,050  17.76  1,421,358       2.12%        1.40%      27.32%
2 Fidelity VIP Contrafund Portfolio - Initial Class              120  18.20      2,184       1.28%        1.45%      33.76%
3 Fidelity VIP Contrafund Portfolio - Initial Class           45,186  18.31    827,335       1.28%        1.40%      33.82%
2 Fidelity VIP Growth Portfolio - Initial Class                   76  14.66      1,110       0.39%        1.45%      26.44%
3 Fidelity VIP Growth Portfolio - Initial Class               61,587  14.75    908,701       0.39%        1.40%      26.50%
2 Fidelity VIP High Income Portfolio - Initial Class              --  13.77         --       6.64%        1.45%      41.89%
3 Fidelity VIP High Income Portfolio - Initial Class          19,692  13.85    272,757       6.64%        1.40%      41.96%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                       57,313  18.71  1,072,370       8.88%        1.40%      14.11%
3 Fidelity VIP Money Market Portfolio - Initial Class         82,137  13.63  1,119,228       0.79%        1.40%      -0.68%
3 Fidelity VIP Overseas Portfolio - Initial Class              5,884  15.64     92,009       1.90%        1.40%      24.77%
7 LVIP Delaware Foundation Moderate Allocation Fund -
  Standard Class                                              30,657  11.67    357,797       2.32%        1.25%      16.71%
1 UBS U.S. Allocation Portfolio                                   --     --         --       6.24%        1.40%      -2.37%
2 UBS U.S. Allocation Portfolio                                   --     --         --       8.18%        1.45%      -2.38%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class     14,487  21.17    306,758       0.15%        1.40%     110.22%
2 Van Eck Worldwide Hard Assets Fund - Initial Class             246  28.12      6,922       0.25%        1.45%      55.27%
3 Van Eck Worldwide Hard Assets Fund - Initial Class           8,408  28.29    237,859       0.26%        1.40%      55.34%

                                   VA I - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                     Unit                 Investment     Expense    Total
Sub-accounts                                                  Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                                 ------- ------ ---------- ---------------- --------- ----------
1 Vanguard 500 Index Fund                                      1,679 $10.80 $   18,141       2.25%        0.75%     25.54%
6 Vanguard Dividend Growth Fund                                9,493  14.40    136,680       2.36%        0.52%     21.11%
1 Vanguard GNMA Fund                                          14,701  13.05    191,816       3.61%        0.75%      4.52%
6 Vanguard GNMA Fund                                           3,565  13.32     47,500       4.33%        0.52%      4.77%
6 Vanguard Health Care Fund                                    2,775  15.29     42,422       1.46%        0.52%     20.34%
6 Vanguard Inflation-Protected Securities Fund                21,663  13.46    291,497       1.67%        0.52%     10.23%
1 Vanguard International Growth Fund                             572  16.07      9,198       1.88%        0.75%     40.57%
1 Vanguard LifeStrategy Conservative Growth Fund               1,830  13.02     23,834       2.89%        0.75%     16.18%
6 Vanguard LifeStrategy Conservative Growth Fund              14,204  12.83    182,301       2.90%        0.52%     16.45%
1 Vanguard LifeStrategy Growth Fund                              737  12.53      9,230       2.23%        0.75%     24.06%
6 Vanguard LifeStrategy Growth Fund                           31,323  13.01    407,565       2.28%        0.52%     24.35%
1 Vanguard LifeStrategy Income Fund                            4,661  13.14     61,262       2.61%        0.75%     11.24%
6 Vanguard LifeStrategy Income Fund                           27,801  12.65    351,714       3.21%        0.52%     11.50%
6 Vanguard LifeStrategy Moderate Growth Fund                  33,999  13.06    443,890       2.55%        0.52%     19.71%
1 Vanguard Prime Money Market Fund                               314  11.43      3,586       0.55%        0.75%     -0.22%
1 Vanguard PRIMECAP Fund                                         163  14.38      2,348       0.82%        0.75%     33.42%
1 Vanguard Small-Cap Growth Index Fund                           953  14.21     13,542       0.33%        0.75%     40.79%
1 Vanguard Small-Cap Value Index Fund                          1,440  12.39     17,840       2.02%        0.75%     29.36%
1 Vanguard Total Bond Market Index Fund                        8,772  13.90    121,940       3.78%        0.75%      5.18%
6 Vanguard Total International Stock Index Fund                9,626  17.40    167,508       2.49%        0.52%     36.02%
1 Vanguard U.S. Growth Fund                                      327   9.55      3,124       0.58%        0.75%     33.95%
6 Vanguard VIF Balanced Portfolio                            360,886  14.79  5,336,392       4.19%        0.52%     22.26%
6 Vanguard VIF Capital Growth Portfolio                       28,803  15.57    448,372       1.05%        0.52%     33.60%
1 Vanguard VIF Diversified Value Portfolio                     1,258  11.67     14,687       4.00%        0.75%     25.98%
6 Vanguard VIF Diversified Value Portfolio                    38,773  14.17    549,518       3.94%        0.52%     26.27%
1 Vanguard VIF Equity Income Portfolio                         1,408  11.07     15,584       4.65%        0.75%     15.90%
6 Vanguard VIF Equity Income Portfolio                        27,906  13.04    363,908       4.72%        0.52%     16.17%
1 Vanguard VIF Equity Index Portfolio                            485  10.37      5,032       2.61%        0.75%     25.50%
6 Vanguard VIF Equity Index Portfolio                         35,478  11.93    423,399       2.38%        0.52%     25.79%
6 Vanguard VIF Growth Portfolio                               12,968  11.71    151,811       0.67%        0.52%     34.35%
1 Vanguard VIF High Yield Bond Portfolio                         853  12.61     10,766      79.09%        0.75%     37.81%
6 Vanguard VIF High Yield Bond Portfolio                      24,730  13.55    335,020       7.48%        0.52%     38.13%
1 Vanguard VIF International Portfolio                           639  14.67      9,381      51.58%        0.75%     41.72%
6 Vanguard VIF International Portfolio                        91,003  17.69  1,610,023       3.46%        0.52%     42.04%
6 Vanguard VIF Mid-Cap Index Portfolio                        23,684  14.49    343,210       2.01%        0.52%     39.64%
1 Vanguard VIF Money Market Portfolio                          9,582  11.43    109,482       0.56%        0.75%     -0.13%
6 Vanguard VIF Money Market Portfolio                         57,804  11.60    670,500       0.62%        0.52%      0.10%
1 Vanguard VIF REIT Index Portfolio                            1,205  11.88     14,322       4.36%        0.75%     28.18%
6 Vanguard VIF REIT Index Portfolio                           20,304  14.23    288,873       4.42%        0.52%     28.47%
6 Vanguard VIF Short-Term Investment-Grade Portfolio          21,494  12.46    267,733       4.68%        0.52%     13.27%
6 Vanguard VIF Small Company Growth Portfolio                 17,809  12.19    217,106       1.06%        0.52%     38.65%
1 Vanguard VIF Total Bond Market Index Portfolio               1,225  12.48     15,293       4.39%        0.75%      5.15%
6 Vanguard VIF Total Bond Market Index Portfolio              64,072  13.05    836,172       4.41%        0.52%      5.39%
6 Vanguard VIF Total Stock Market Index Portfolio            178,758  12.35  2,207,465       1.78%        0.52%     27.59%
1 Vanguard Wellington Fund                                       158  14.42      2,278      35.46%        0.75%     21.28%
1 Vanguard Windsor Fund                                          162  10.88      1,765       2.01%        0.75%     33.68%

                                   VA I - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                       Unit                   Investment     Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ------------ ---------------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                  2,184 $ 7.52 $     16,431       0.00%        1.45%     -43.32%
3 AIM V.I. Capital Appreciation Fund - Series I                 27,983   7.57      211,739       0.00%        1.40%     -43.29%
2 AIM V.I. International Growth Fund - Series I                    888  12.12       10,758       0.34%        1.45%     -41.24%
3 AIM V.I. International Growth Fund - Series I                 19,304  12.18      235,177       0.34%        1.40%     -41.21%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                           --     --           --       9.81%        1.40%       0.90%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                           --     --           --      21.98%        1.45%       0.89%
1 AllianceBernstein Balanced Shares Portfolio - Class A             --     --           --       8.61%        1.40%     -16.29%
2 AllianceBernstein Balanced Shares Portfolio - Class A             --     --           --       8.66%        1.45%     -16.32%
3 AllianceBernstein Balanced Shares Portfolio - Class A             --     --           --       8.79%        1.40%     -16.29%
1 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                    7,408,689   8.16   60,486,851       0.00%        1.40%     -17.80%
2 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                      122,903   8.16    1,003,277       0.00%        1.45%     -17.81%
3 AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                       23,823   8.16      194,497       0.00%        1.40%     -17.80%
1 AllianceBernstein Global Bond Portfolio - Class A                 --     --           --      27.25%        1.40%       4.94%
2 AllianceBernstein Global Bond Portfolio - Class A                 --     --           --      26.26%        1.45%       4.92%
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                           --     --           --      14.33%        1.40%       0.04%
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                           --     --           --      14.08%        1.45%       0.03%
1 AllianceBernstein Global Technology Portfolio - Class A    1,527,969  10.46   15,990,067       0.00%        1.40%     -48.10%
2 AllianceBernstein Global Technology Portfolio - Class A       73,037  10.41      759,966       0.00%        1.45%     -48.13%
3 AllianceBernstein Global Technology Portfolio - Class A       10,136  10.13      102,651       0.00%        1.40%     -48.10%
4 AllianceBernstein Global Technology Portfolio - Class B      673,898  10.25    6,910,565       0.00%        1.40%     -48.20%
5 AllianceBernstein Global Technology Portfolio - Class B       55,562  10.20      566,524       0.00%        1.45%     -48.22%
1 AllianceBernstein Growth and Income Portfolio - Class A    2,047,376  28.31   57,954,519       2.12%        1.40%     -41.43%
2 AllianceBernstein Growth and Income Portfolio - Class A       52,031  28.15    1,464,440       2.04%        1.45%     -41.46%
3 AllianceBernstein Growth and Income Portfolio - Class A       63,098  17.56    1,107,892       2.01%        1.40%     -41.43%
4 AllianceBernstein Growth and Income Portfolio - Class B    2,326,963  27.68   64,406,548       1.81%        1.40%     -41.52%
5 AllianceBernstein Growth and Income Portfolio - Class B       51,483  27.52    1,416,845       1.88%        1.45%     -41.55%
1 AllianceBernstein Growth Portfolio - Class A               1,257,007  17.06   21,450,588       0.00%        1.40%     -43.27%
2 AllianceBernstein Growth Portfolio - Class A                  47,060  16.97      798,500       0.00%        1.45%     -43.30%
3 AllianceBernstein Growth Portfolio - Class A                  30,358  11.80      358,141       0.00%        1.40%     -43.27%
4 AllianceBernstein Growth Portfolio - Class B                 977,190  16.66   16,282,989       0.00%        1.40%     -43.40%
5 AllianceBernstein Growth Portfolio - Class B                  37,599  16.57      622,940       0.00%        1.45%     -43.43%
1 AllianceBernstein High Yield Portfolio - Class A                  --     --           --      19.71%        1.40%      -0.94%
2 AllianceBernstein High Yield Portfolio - Class A                  --     --           --      15.95%        1.45%      -0.96%
1 AllianceBernstein Intermediate Bond Portfolio - Class A *  6,709,847  15.73  105,551,242       3.27%        1.40%      -7.68%
2 AllianceBernstein Intermediate Bond Portfolio - Class A *    211,647  15.64    3,310,410       2.52%        1.45%      -7.73%
4 AllianceBernstein Intermediate Bond Portfolio - Class B *     77,530  15.36    1,190,599       5.36%        1.40%      -7.89%
5 AllianceBernstein Intermediate Bond Portfolio - Class B *      2,698  15.27       41,192       4.79%        1.45%      -7.93%
1 AllianceBernstein International Growth Portfolio - Class A 1,807,056  21.35   38,577,558       0.00%        1.40%     -49.56%
2 AllianceBernstein International Growth Portfolio - Class A    53,994  21.23    1,146,122       0.00%        1.45%     -49.59%
1 AllianceBernstein International Value Portfolio - Class A  1,467,739  11.91   17,481,359       1.25%        1.40%     -53.84%
2 AllianceBernstein International Value Portfolio - Class A     45,752  11.86      542,842       1.38%        1.45%     -53.86%
1 AllianceBernstein Large Cap Growth Portfolio - Class A     2,049,693  19.76   40,508,475       0.00%        1.40%     -40.50%
2 AllianceBernstein Large Cap Growth Portfolio - Class A        78,344  19.65    1,539,510       0.00%        1.45%     -40.53%
3 AllianceBernstein Large Cap Growth Portfolio - Class A         6,593   8.91       58,778       0.00%        1.40%     -40.50%
4 AllianceBernstein Large Cap Growth Portfolio - Class B     1,413,102  19.34   27,323,347       0.00%        1.40%     -40.66%
5 AllianceBernstein Large Cap Growth Portfolio - Class B        34,097  19.23      655,526       0.00%        1.45%     -40.69%
1 AllianceBernstein Money Market Portfolio - Class A         1,320,556  13.64   18,012,804       1.76%        1.40%       0.48%
2 AllianceBernstein Money Market Portfolio - Class A            14,200  13.56      192,595       2.24%        1.45%       0.43%
4 AllianceBernstein Money Market Portfolio - Class B         1,614,066  13.32   21,500,689       1.48%        1.40%       0.23%

                                   VA I - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                       Unit                  Investment     Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ----------- ---------------- --------- ----------
5 AllianceBernstein Money Market Portfolio - Class B            23,305 $13.24 $   308,679       1.38%        1.45%       0.18%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                      706,954  18.09  12,790,871       1.96%        1.40%     -36.58%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       23,104  17.99     415,637       1.56%        1.45%     -36.61%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     1,738,801   8.18  14,228,153       0.00%        1.40%     -46.30%
2 AllianceBernstein Small Cap Growth Portfolio - Class A        66,567   8.14     541,594       0.00%        1.45%     -46.33%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         6,889   7.95      54,789       0.00%        1.40%     -46.30%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  1,630,713  12.72  20,749,184       0.79%        1.40%     -36.47%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     51,147  12.68     648,307       0.79%        1.45%     -36.51%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                    167,424   8.19   1,371,606       0.45%        1.40%     -42.06%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                      4,601   8.17      37,593       0.40%        1.45%     -42.09%
1 AllianceBernstein Utility Income Portfolio - Class A         985,906  22.08  21,770,785       3.14%        1.40%     -37.47%
2 AllianceBernstein Utility Income Portfolio - Class A          19,751  21.96     433,662       2.81%        1.45%     -37.50%
4 AllianceBernstein Value Portfolio - Class B                2,818,700   8.28  23,325,515       2.27%        1.40%     -41.84%
5 AllianceBernstein Value Portfolio - Class B                   73,178   8.24     603,248       2.02%        1.45%     -41.87%
1 BlackRock Basic Value V.I. Fund - Class I                    200,117  12.94   2,589,934       2.25%        1.40%     -37.65%
2 BlackRock Basic Value V.I. Fund - Class I                     12,686  12.87     163,267       1.84%        1.45%     -37.68%
1 BlackRock Global Allocation V.I. Fund - Class I               81,509  16.02   1,305,621       2.08%        1.40%     -20.54%
2 BlackRock Global Allocation V.I. Fund - Class I                1,750  15.93      27,868       1.48%        1.45%     -20.58%
1 BlackRock Global Growth V.I. Fund - Class I                   36,085   8.66     312,323       0.34%        1.40%     -46.68%
2 BlackRock Global Growth V.I. Fund - Class I                      567   8.61       4,880       0.36%        1.45%     -46.71%
1 BlackRock High Income V.I. Fund - Class I                     20,866   9.58     199,939       9.12%        1.40%     -30.11%
2 BlackRock High Income V.I. Fund - Class I                        472   9.53       4,493       9.67%        1.45%     -30.15%
1 BlackRock International Value V.I. Fund - Class I             79,963  12.04     962,784       3.05%        1.40%     -43.30%
2 BlackRock International Value V.I. Fund - Class I              4,959  11.98      59,426       3.12%        1.45%     -43.32%
1 BlackRock Large Cap Core V.I. Fund - Class I                  90,525  12.11   1,096,179       1.20%        1.40%     -39.61%
2 BlackRock Large Cap Core V.I. Fund - Class I                   1,979  12.04      23,831       1.24%        1.45%     -39.64%
1 BlackRock Large Cap Growth V.I. Fund - Class I                62,460   6.79     424,281       0.37%        1.40%     -41.52%
1 BlackRock Money Market V.I. Fund - Class I                    15,535  12.47     193,710       2.50%        1.40%       1.09%
2 BlackRock Money Market V.I. Fund - Class I                     3,600  12.40      44,644       2.76%        1.45%       1.04%
1 BlackRock Total Return V.I. Fund - Class I                    12,203  12.37     150,968       5.18%        1.40%     -13.36%
2 BlackRock Total Return V.I. Fund - Class I                     1,460  12.30      17,957       5.90%        1.45%     -13.40%
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                       17,157  16.58     284,447       2.10%        1.40%     -34.77%
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                        2,334  16.49      38,484       2.48%        1.45%     -34.80%
1 BlackRock Value Opportunities V.I. Fund - Class I             53,394  14.06     750,934       0.72%        1.40%     -40.88%
2 BlackRock Value Opportunities V.I. Fund - Class I              6,797  13.99      95,056       0.64%        1.45%     -40.91%
7 Delaware VIP Balanced Series - Standard Class                 12,993  25.61     332,723       4.60%        1.25%     -23.45%
7 Delaware VIP Capital Reserves Series - Standard Class          6,680  23.59     157,573       4.71%        1.25%      -1.53%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  14.32          --       0.00%        1.40%       0.68%
7 Delaware VIP Cash Reserve Series - Standard Class              4,436  17.78      78,859       2.72%        1.25%       0.83%
7 Delaware VIP Growth Opportunities Series - Standard Class      2,858  20.76      59,312       0.00%        1.40%     -41.38%
7 Delaware VIP Growth Opportunities Series - Standard Class     14,122  23.49     331,713       0.00%        1.25%     -41.29%
7 Delaware VIP High Yield Series - Standard Class                2,555  14.67      37,498       3.99%        1.40%     -25.23%
7 Delaware VIP High Yield Series - Standard Class               12,031  20.96     252,165      10.14%        1.25%     -25.12%
7 Delaware VIP Value Series - Standard Class                     4,749  25.02     118,821       2.88%        1.40%     -34.35%
7 Delaware VIP Value Series - Standard Class                    63,109  29.85   1,883,547       3.03%        1.25%     -34.25%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  694  14.25       9,885       2.19%        1.45%     -38.05%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              132,247  14.33   1,895,541       2.02%        1.40%     -38.02%
3 Fidelity VIP Asset Manager Portfolio - Initial Class         107,536  13.95   1,499,698       2.31%        1.40%     -29.71%
2 Fidelity VIP Contrafund Portfolio - Initial Class                121  13.61       1,644       0.75%        1.45%     -43.34%
3 Fidelity VIP Contrafund Portfolio - Initial Class             54,654  13.68     747,767       0.75%        1.40%     -43.31%
2 Fidelity VIP Growth Portfolio - Initial Class                     76  11.60         884       0.65%        1.45%     -47.93%

                                   VA I - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                     Unit                 Investment     Expense    Total
Sub-accounts                                                  Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                                 ------- ------ ---------- ---------------- --------- ----------
3 Fidelity VIP Growth Portfolio - Initial Class               84,464 $11.66 $  985,141       0.65%        1.40%     -47.90%
2 Fidelity VIP High Income Portfolio - Initial Class           1,223   9.70     11,865       8.07%        1.45%     -26.07%
3 Fidelity VIP High Income Portfolio - Initial Class          31,356   9.76    305,945       8.07%        1.40%     -26.03%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                       71,501  16.40  1,172,370       5.60%        1.40%      -4.59%
3 Fidelity VIP Money Market Portfolio - Initial Class        133,408  13.72  1,830,301       2.55%        1.40%       1.59%
3 Fidelity VIP Overseas Portfolio - Initial Class              7,328  12.53     91,837       2.49%        1.40%     -44.59%
1 UBS U.S. Allocation Portfolio                              459,307  11.37  5,223,247       3.26%        1.40%     -36.04%
2 UBS U.S. Allocation Portfolio                               53,744  11.31    608,024       3.27%        1.45%     -36.07%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class     13,847  10.07    139,471       0.00%        1.40%     -65.27%
2 Van Eck Worldwide Hard Assets Fund - Initial Class             249  18.11      4,504       0.34%        1.45%     -46.90%
3 Van Eck Worldwide Hard Assets Fund - Initial Class           9,026  18.21    164,382       0.42%        1.40%     -46.88%
1 Vanguard 500 Index Fund                                      1,855   8.61     15,959       2.24%        0.75%     -37.49%
6 Vanguard Dividend Growth Fund                               10,149  11.89    120,647       2.60%        0.52%     -25.96%
1 Vanguard GNMA Fund                                          16,325  12.48    203,784       1.68%        0.75%       4.98%
6 Vanguard GNMA Fund                                           3,942  12.72     50,131       6.88%        0.52%       6.65%
6 Vanguard Health Care Fund                                    3,240  12.70     41,153       1.44%        0.52%     -18.88%
6 Vanguard Inflation-Protected Securities Fund                24,336  12.21    297,091       6.28%        0.52%      -3.35%
1 Vanguard International Growth Fund                             620  11.43      7,090       2.78%        0.75%     -45.35%
1 Vanguard LifeStrategy Conservative Growth Fund               2,035  11.21     22,808       3.50%        0.75%     -20.12%
6 Vanguard LifeStrategy Conservative Growth Fund              15,291  11.02    168,533       4.23%        0.52%     -19.94%
1 Vanguard LifeStrategy Growth Fund                              819  10.10      8,271       2.35%        0.75%     -34.88%
6 Vanguard LifeStrategy Growth Fund                           32,461  10.46    339,675       3.19%        0.52%     -34.73%
1 Vanguard LifeStrategy Income Fund                            5,277  11.81     62,348       3.04%        0.75%     -11.19%
6 Vanguard LifeStrategy Income Fund                           29,743  11.35    337,484       5.74%        0.52%     -10.99%
1 Vanguard LifeStrategy Moderate Growth Fund                      --  10.85         --       2.32%        0.75%     -27.05%
6 Vanguard LifeStrategy Moderate Growth Fund                  36,819  10.91    401,572       2.98%        0.52%     -26.88%
1 Vanguard Prime Money Market Fund                               346  11.46      3,966       2.75%        0.75%       1.99%
1 Vanguard PRIMECAP Fund                                         180  10.78      1,942       0.80%        0.75%     -32.91%
1 Vanguard Small-Cap Growth Index Fund                         1,053  10.09     10,627       0.60%        0.75%     -40.45%
1 Vanguard Small-Cap Value Index Fund                          1,582   9.58     15,147       2.17%        0.75%     -32.56%
1 Vanguard Total Bond Market Index Fund                        9,740  13.22    128,746       1.63%        0.75%       4.25%
6 Vanguard Total International Stock Index Fund               11,443  12.79    146,388       1.89%        0.52%     -44.39%
1 Vanguard U.S. Growth Fund                                      361   7.13      2,574       0.68%        0.75%     -38.28%
6 Vanguard VIF Balanced Portfolio                            363,040  12.09  4,390,675       3.93%        0.52%     -22.97%
6 Vanguard VIF Capital Growth Portfolio                       32,644  11.65    380,370       0.92%        0.52%     -30.73%
1 Vanguard VIF Diversified Value Portfolio                     1,364   9.27     12,634       2.97%        0.75%     -36.62%
6 Vanguard VIF Diversified Value Portfolio                    40,759  11.22    457,496       3.01%        0.52%     -36.48%
1 Vanguard VIF Equity Income Portfolio                         1,451   9.55     13,856       3.62%        0.75%     -31.43%
6 Vanguard VIF Equity Income Portfolio                        34,605  11.23    388,467       3.54%        0.52%     -31.27%
1 Vanguard VIF Equity Index Portfolio                            537   8.26      4,439       2.29%        0.75%     -37.41%
6 Vanguard VIF Equity Index Portfolio                         34,960   9.49    331,678       2.35%        0.52%     -37.26%
6 Vanguard VIF Growth Portfolio                                7,614   8.71     66,342       0.86%        0.52%     -38.04%
1 Vanguard VIF High Yield Bond Portfolio                         925   9.15      8,465      13.69%        0.75%     -22.53%
6 Vanguard VIF High Yield Bond Portfolio                      19,153   9.81    187,842       8.28%        0.52%     -22.36%
1 Vanguard VIF International Portfolio                           693  10.35      7,173       3.83%        0.75%     -45.33%
6 Vanguard VIF International Portfolio                        88,425  12.46  1,101,348       2.80%        0.52%     -45.20%
6 Vanguard VIF Mid-Cap Index Portfolio                        24,826  10.38    257,625       1.77%        0.52%     -42.12%
1 Vanguard VIF Money Market Portfolio                         10,640  11.44    121,725       0.94%        0.75%       2.04%
6 Vanguard VIF Money Market Portfolio                         55,070  11.59    638,145       1.35%        0.52%       2.28%
1 Vanguard VIF REIT Index Portfolio                            1,300   9.27     12,057       3.90%        0.75%     -37.72%
6 Vanguard VIF REIT Index Portfolio                           20,606  11.07    228,197       4.25%        0.52%     -37.57%

                                   VA I - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                     Unit                 Investment     Expense    Total
Sub-accounts                                                  Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                                 ------- ------ ---------- ---------------- --------- ----------
6 Vanguard VIF Short-Term Investment-Grade Portfolio          24,235 $11.00 $  266,514       4.45%        0.52%      -3.96%
6 Vanguard VIF Small Company Growth Portfolio                 14,614   8.79    128,491       0.73%        0.52%     -39.79%
1 Vanguard VIF Total Bond Market Index Portfolio               1,328  11.87     15,759       4.35%        0.75%       4.44%
6 Vanguard VIF Total Bond Market Index Portfolio              72,816  12.38    901,673       4.35%        0.52%       4.68%
6 Vanguard VIF Total Stock Market Index Portfolio            192,588   9.68  1,863,979       1.54%        0.52%     -37.61%
1 Vanguard Wellington Fund                                       174  11.89      2,073       4.39%        0.75%     -22.88%
1 Vanguard Windsor Fund                                          179   8.14      1,457       2.12%        0.75%     -41.55%

                                   VA I - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                       Unit                   Investment     Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ------------ ---------------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                  2,186 $13.28 $     29,016       0.00%        1.45%      10.39%
3 AIM V.I. Capital Appreciation Fund - Series I                 47,357  13.34      631,919       0.00%        1.40%      10.45%
2 AIM V.I. International Growth Fund - Series I                    889  20.62       18,330       0.38%        1.45%      13.06%
3 AIM V.I. International Growth Fund - Series I                 41,634  20.72      862,779       0.38%        1.40%      13.12%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                    1,203,921  23.24   27,976,251       5.90%        1.40%       6.86%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                       12,335  23.12      285,155       6.45%        1.45%       6.81%
1 AllianceBernstein Balanced Shares Portfolio - Class A      4,288,450  27.67  118,680,116       2.80%        1.40%       1.61%
2 AllianceBernstein Balanced Shares Portfolio - Class A         72,012  27.53    1,982,538       3.42%        1.45%       1.56%
3 AllianceBernstein Balanced Shares Portfolio - Class A         25,679  13.84      355,429       2.69%        1.40%       1.61%
1 AllianceBernstein Global Bond Portfolio - Class A            764,071  19.18   14,653,344       3.06%        1.40%       8.81%
2 AllianceBernstein Global Bond Portfolio - Class A             21,876  19.08      417,351       2.60%        1.45%       8.75%
3 AllianceBernstein Global Bond Portfolio - Class A                 --  14.39           --       6.09%        1.40%       8.81%
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                      464,285  37.42   17,374,779       6.18%        1.40%       3.07%
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                        8,966  37.23      333,787       6.19%        1.45%       3.02%
1 AllianceBernstein Global Technology Portfolio - Class A    1,907,223  20.16   38,458,522       0.00%        1.40%      18.52%
2 AllianceBernstein Global Technology Portfolio - Class A       91,910  20.06    1,843,688       0.00%        1.45%      18.46%
3 AllianceBernstein Global Technology Portfolio - Class A       13,627  19.51      265,906       0.00%        1.40%      18.52%
4 AllianceBernstein Global Technology Portfolio - Class B      946,958  19.80   18,745,540       0.00%        1.40%      18.22%
5 AllianceBernstein Global Technology Portfolio - Class B       75,245  19.69    1,481,777       0.00%        1.45%      18.16%
1 AllianceBernstein Growth and Income Portfolio - Class A    2,721,929  48.33  131,554,552       1.46%        1.40%       3.65%
2 AllianceBernstein Growth and Income Portfolio - Class A       69,620  48.08    3,347,352       1.43%        1.45%       3.60%
3 AllianceBernstein Growth and Income Portfolio - Class A       82,962  29.98    2,487,133       1.37%        1.40%       3.65%
4 AllianceBernstein Growth and Income Portfolio - Class B    3,280,496  47.33  155,265,465       1.23%        1.40%       3.39%
5 AllianceBernstein Growth and Income Portfolio - Class B       82,282  47.08    3,874,156       1.22%        1.45%       3.34%
1 AllianceBernstein Growth Portfolio - Class A               1,649,024  30.08   49,606,492       0.00%        1.40%      11.44%
2 AllianceBernstein Growth Portfolio - Class A                  54,138  29.93    1,620,119       0.00%        1.45%      11.39%
3 AllianceBernstein Growth Portfolio - Class A                  38,503  20.80      800,730       0.00%        1.40%      11.44%
4 AllianceBernstein Growth Portfolio - Class B               1,340,840  29.44   39,472,052       0.00%        1.40%      11.09%
5 AllianceBernstein Growth Portfolio - Class B                  50,367  29.29    1,475,018       0.00%        1.45%      11.03%
1 AllianceBernstein High Yield Portfolio - Class A           1,787,041  11.79   21,064,916       8.06%        1.40%      -0.52%
2 AllianceBernstein High Yield Portfolio - Class A              51,096  11.73      599,228       7.37%        1.45%      -0.57%
1 AllianceBernstein International Growth Portfolio - Class A 2,366,389  42.33  100,159,419       1.11%        1.40%      16.48%
2 AllianceBernstein International Growth Portfolio - Class A    88,003  42.11    3,705,418       1.19%        1.45%      16.42%
1 AllianceBernstein International Research Growth Portfolio
  - Class A                                                         --     --           --       2.87%        1.40%      24.41%
2 AllianceBernstein International Research Growth Portfolio
  - Class A                                                         --     --           --       2.42%        1.45%      24.35%
1 AllianceBernstein International Value Portfolio - Class A  1,939,560  25.80   50,042,096       1.22%        1.40%       4.36%
2 AllianceBernstein International Value Portfolio - Class A     60,457  25.71    1,554,648       1.17%        1.45%       4.31%
1 AllianceBernstein Large Cap Growth Portfolio - Class A     2,649,036  33.22   87,991,317       0.00%        1.40%      12.33%
2 AllianceBernstein Large Cap Growth Portfolio - Class A       102,270  33.04    3,379,379       0.00%        1.45%      12.27%
3 AllianceBernstein Large Cap Growth Portfolio - Class A         8,622  14.98      129,186       0.00%        1.40%      12.33%
4 AllianceBernstein Large Cap Growth Portfolio - Class B     1,854,536  32.58   60,428,287       0.00%        1.40%      12.03%
5 AllianceBernstein Large Cap Growth Portfolio - Class B        44,500  32.41    1,442,460       0.00%        1.45%      11.97%
1 AllianceBernstein Money Market Portfolio - Class A         1,059,929  13.58   14,388,649       4.67%        1.40%       2.89%
2 AllianceBernstein Money Market Portfolio - Class A            34,446  13.50      465,180       5.00%        1.45%       2.83%
4 AllianceBernstein Money Market Portfolio - Class B         1,027,110  13.29   13,650,521       4.10%        1.40%       2.63%
5 AllianceBernstein Money Market Portfolio - Class B            45,966  13.22      607,717       4.29%        1.45%       2.58%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                    1,025,122  28.53   29,246,048       1.44%        1.40%     -15.72%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       46,923  28.38    1,331,721       1.23%        1.45%     -15.77%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     2,119,855  15.24   32,303,525       0.00%        1.40%      12.48%

                                   VA I - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                       Unit                  Investment     Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ----------- ---------------- --------- ----------
2 AllianceBernstein Small Cap Growth Portfolio - Class A        89,648 $15.16 $ 1,358,997       0.00%        1.45%     12.42%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         7,368  14.81     109,120       0.00%        1.40%     12.48%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  2,230,269  20.03  44,671,243       0.96%        1.40%      0.28%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     63,000  19.96   1,257,668       1.02%        1.45%      0.23%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                        3,359,323  17.04  57,240,408       4.71%        1.40%      3.39%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                           70,250  16.95   1,190,781       3.98%        1.45%      3.33%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                           97,447  16.67   1,624,565       4.55%        1.40%      3.13%
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                            2,748  16.58      45,575       4.59%        1.45%      3.08%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                    225,383  14.14   3,186,725       0.19%        1.40%      2.77%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                      4,920  14.11      69,411       0.21%        1.45%      2.72%
1 AllianceBernstein Utility Income Portfolio - Class A       1,358,104  35.32  47,961,692       2.24%        1.40%     20.64%
2 AllianceBernstein Utility Income Portfolio - Class A          31,248  35.13   1,097,796       2.24%        1.45%     20.58%
4 AllianceBernstein Value Portfolio - Class B                4,105,699  14.23  58,413,949       1.28%        1.40%     -5.50%
5 AllianceBernstein Value Portfolio - Class B                   89,755  14.18   1,272,744       1.32%        1.45%     -5.55%
1 BlackRock Basic Value V.I. Fund - Class I                    226,732  20.76   4,706,248       1.39%        1.40%      0.40%
2 BlackRock Basic Value V.I. Fund - Class I                     19,415  20.65     400,953       1.45%        1.45%      0.35%
1 BlackRock Global Allocation V.I. Fund - Class I               92,675  20.16   1,868,216       2.72%        1.40%     15.37%
2 BlackRock Global Allocation V.I. Fund - Class I                3,370  20.06      67,584       1.67%        1.45%     15.32%
1 BlackRock Global Growth V.I. Fund - Class I                   42,382  16.23     687,985       0.98%        1.40%     34.97%
2 BlackRock Global Growth V.I. Fund - Class I                      624  16.16      10,089       1.06%        1.45%     34.90%
1 BlackRock High Income V.I. Fund - Class I                     24,897  13.71     341,367       8.70%        1.40%      0.96%
2 BlackRock High Income V.I. Fund - Class I                        520  13.64       7,088       7.97%        1.45%      0.91%
1 BlackRock International Value V.I. Fund - Class I             95,687  21.23   2,031,785       2.53%        1.40%      8.79%
2 BlackRock International Value V.I. Fund - Class I              5,748  21.14     121,514       2.15%        1.45%      8.74%
1 BlackRock Large Cap Core V.I. Fund - Class I                  98,398  20.05   1,972,886       1.00%        1.40%      6.83%
2 BlackRock Large Cap Core V.I. Fund - Class I                   2,039  19.95      40,666       0.88%        1.45%      6.77%
1 BlackRock Large Cap Growth V.I. Fund - Class I                84,709  11.62     984,001       0.29%        1.40%      6.87%
1 BlackRock Money Market V.I. Fund - Class I                    21,174  12.33     261,160       3.83%        1.40%      3.38%
2 BlackRock Money Market V.I. Fund - Class I                     3,607  12.27      44,262       4.74%        1.45%      3.33%
1 BlackRock Total Return V.I. Fund - Class I *                  14,961  14.28     213,629       5.19%        1.40%      2.19%
2 BlackRock Total Return V.I. Fund - Class I *                   3,295  14.21      46,814       4.74%        1.45%      2.14%
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                       22,132  25.42     562,498       1.78%        1.40%     24.62%
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I                                                        2,344  25.29      59,262       1.78%        1.45%     24.56%
1 BlackRock Value Opportunities V.I. Fund - Class I             59,042  23.79   1,404,490       0.27%        1.40%     -2.28%
2 BlackRock Value Opportunities V.I. Fund - Class I              9,052  23.67     214,243       0.26%        1.45%     -2.33%
7 Delaware VIP Balanced Series - Standard Class                 19,050  33.45     637,255       3.75%        1.25%     -0.92%
7 Delaware VIP Capital Reserves Series - Standard Class          6,683  23.96     160,089       4.78%        1.25%      3.16%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  14.22          --       0.00%        1.40%      3.31%
7 Delaware VIP Cash Reserve Series - Standard Class             13,404  17.63     236,329       4.71%        1.25%      3.46%
7 Delaware VIP Growth Opportunities Series - Standard Class      6,390  35.41     226,245       0.00%        1.40%     11.38%
7 Delaware VIP Growth Opportunities Series - Standard Class     20,427  40.01     817,241       0.00%        1.25%     11.55%
7 Delaware VIP High Yield Series - Standard Class                  641  19.63      12,581       6.92%        1.40%      1.36%
7 Delaware VIP High Yield Series - Standard Class               16,047  27.99     449,155       6.88%        1.25%      1.51%
7 Delaware VIP Value Series - Standard Class                     4,749  38.11     181,015       1.64%        1.40%     -4.08%
7 Delaware VIP Value Series - Standard Class                    75,960  45.39   3,448,163       1.80%        1.25%     -3.94%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  694  23.00      15,956       1.69%        1.45%      3.73%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              173,935  23.12   4,022,169       1.64%        1.40%      3.78%

                                   VA I - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                     Unit                  Investment     Expense    Total
Sub-accounts                                                  Units  Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 ------- ------ ----------- ---------------- --------- ----------
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares      -- $   -- $        --       0.00%        1.45%      8.42%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares      --     --          --       0.00%        1.40%      8.44%
3 Fidelity VIP Asset Manager Portfolio - Initial Class       150,961  19.84   2,995,184       5.92%        1.40%     13.89%
2 Fidelity VIP Contrafund Portfolio - Initial Class              121  24.01       2,914       0.79%        1.45%     15.89%
3 Fidelity VIP Contrafund Portfolio - Initial Class           89,912  24.14   2,170,187       0.79%        1.40%     15.95%
2 Fidelity VIP Growth Portfolio - Initial Class                   77  22.27       1,706       0.85%        1.45%     25.13%
3 Fidelity VIP Growth Portfolio - Initial Class              130,459  22.39   2,920,769       0.85%        1.40%     25.19%
2 Fidelity VIP High Income Portfolio - Initial Class           1,223  13.12      16,048       7.35%        1.45%      1.30%
3 Fidelity VIP High Income Portfolio - Initial Class          41,970  13.19     553,594       7.35%        1.40%      1.35%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                       79,441  17.19   1,365,286       4.39%        1.40%      2.89%
3 Fidelity VIP Money Market Portfolio - Initial Class        176,005  13.51   2,376,947       4.95%        1.40%      3.74%
3 Fidelity VIP Overseas Portfolio - Initial Class              8,558  22.62     193,551       3.34%        1.40%     15.67%
1 UBS U.S. Allocation Portfolio                              574,539  17.78  10,214,943       2.60%        1.40%      0.76%
2 UBS U.S. Allocation Portfolio                               65,218  17.70   1,154,130       2.55%        1.45%      0.71%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class     22,399  29.00     649,648       0.53%        1.40%     35.69%
2 Van Eck Worldwide Hard Assets Fund - Initial Class             250  34.10       8,536       0.11%        1.45%     43.25%
3 Van Eck Worldwide Hard Assets Fund - Initial Class          18,173  34.28     622,975       0.13%        1.40%     43.33%
1 Vanguard 500 Index Fund                                      2,039  13.77      28,065       1.86%        0.75%      4.59%
6 Vanguard Dividend Growth Fund                                2,382  16.06      38,252       1.84%        0.52%      6.44%
6 Vanguard GNMA Fund                                           1,752  11.93      20,892       5.75%        0.52%      6.46%
6 Vanguard Health Care Fund                                    3,727  15.66      58,366       1.78%        0.52%      3.88%
6 Vanguard Inflation-Protected Securities Fund                14,641  12.63     184,930       5.60%        0.52%     11.01%
1 Vanguard International Growth Fund                             670  20.92      14,025       1.98%        0.75%     15.11%
1 Vanguard LifeStrategy Conservative Growth Fund               2,250  14.03      31,568       3.43%        0.75%      6.19%
6 Vanguard LifeStrategy Conservative Growth Fund              11,638  13.77     160,212       4.06%        0.52%      1.96%
1 Vanguard LifeStrategy Growth Fund                              905  15.51      14,044       2.29%        0.75%      6.65%
6 Vanguard LifeStrategy Growth Fund                           20,385  16.03     326,840       3.39%        0.52%      6.90%
1 Vanguard LifeStrategy Income Fund                            1,130  13.30      15,034       4.04%        0.75%      5.90%
6 Vanguard LifeStrategy Income Fund                           13,931  12.75     177,580       3.71%        0.52%      6.15%
1 Vanguard LifeStrategy Moderate Growth Fund                  30,250  14.87     449,750       2.88%        0.75%      6.55%
6 Vanguard LifeStrategy Moderate Growth Fund                  39,773  14.92     593,233       3.00%        0.52%      6.80%
1 Vanguard Prime Money Market Fund                               380  11.23       4,271       5.05%        0.75%      4.37%
1 Vanguard PRIMECAP Fund                                         198  16.06       3,180       0.63%        0.75%     10.64%
1 Vanguard Small-Cap Growth Index Fund                         1,158  16.95      19,622       0.47%        0.75%      8.80%
1 Vanguard Small-Cap Value Index Fund                          1,730  14.20      24,575       2.07%        0.75%     -7.77%
1 Vanguard Total Bond Market Index Fund                           --  12.68          --       3.44%        0.75%      6.13%
6 Vanguard Total International Stock Index Fund               13,349  23.01     307,106       2.56%        0.52%     14.92%
1 Vanguard U.S. Growth Fund                                      396  11.56       4,581       0.58%        0.75%      9.32%
6 Vanguard VIF Balanced Portfolio                            353,982  15.70   5,558,044       2.65%        0.52%      7.79%
6 Vanguard VIF Capital Growth Portfolio                       31,095  16.82     523,022       0.38%        0.52%     11.89%
1 Vanguard VIF Diversified Value Portfolio                     1,474  14.62      21,548       1.88%        0.75%      3.15%
6 Vanguard VIF Diversified Value Portfolio                    42,468  17.67     750,394       2.14%        0.52%      3.39%
1 Vanguard VIF Equity Income Portfolio                         1,496  13.92      20,835       2.48%        0.75%      3.75%
6 Vanguard VIF Equity Income Portfolio                        38,057  16.33     621,619       2.64%        0.52%      3.99%
1 Vanguard VIF Equity Index Portfolio                            592  13.20       7,813       0.00%        0.75%     -0.98%
6 Vanguard VIF Equity Index Portfolio                         41,395  15.12     626,000       1.45%        0.52%      4.83%
6 Vanguard VIF Growth Portfolio                                7,320  14.06     102,946       0.60%        0.52%      9.64%
1 Vanguard VIF High Yield Bond Portfolio                      11,349  11.82     134,094       6.76%        0.75%      1.19%
6 Vanguard VIF High Yield Bond Portfolio                      18,752  12.63     236,861       7.17%        0.52%      1.42%
1 Vanguard VIF International Portfolio                         7,493  18.93     141,877       1.78%        0.75%     16.53%
6 Vanguard VIF International Portfolio                        90,426  22.73   2,055,354       1.62%        0.52%     16.80%

                                   VA I - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                     Unit                 Investment     Expense    Total
Sub-accounts                                                  Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                                 ------- ------ ---------- ---------------- --------- ----------
6 Vanguard VIF Mid-Cap Index Portfolio                        26,583 $17.93 $  476,573       1.23%        0.52%       5.59%
6 Vanguard VIF Money Market Portfolio                        148,678  11.33  1,684,459       2.35%        0.52%       4.71%
1 Vanguard VIF REIT Index Portfolio                            1,400  14.89     20,847       2.04%        0.75%     -17.23%
6 Vanguard VIF REIT Index Portfolio                           17,478  17.74    310,062       2.62%        0.52%     -17.04%
6 Vanguard VIF Short-Term Investment-Grade Portfolio          17,860  11.45    204,495       3.74%        0.52%       5.47%
6 Vanguard VIF Small Company Growth Portfolio                 15,989  14.60    233,452       0.48%        0.52%       3.22%
1 Vanguard VIF Total Bond Market Index Portfolio               1,435  11.36     16,311       3.87%        0.75%       6.18%
6 Vanguard VIF Total Bond Market Index Portfolio              56,843  11.83    672,393       4.27%        0.52%       6.43%
6 Vanguard VIF Total Stock Market Index Portfolio            164,644  15.51  2,554,031       1.05%        0.52%       4.62%
1 Vanguard Wellington Fund                                     8,163  15.41    125,818       3.22%        0.75%       7.56%
1 Vanguard Windsor Fund                                          197  13.92      2,738       1.56%        0.75%      -4.02%

                                   VA I - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                       Unit                   Investment     Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ------------ ---------------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                    988 $12.03 $     11,883       0.05%        1.45%      4.77%
3 AIM V.I. Capital Appreciation Fund - Series I                 67,530  12.08      815,867       0.05%        1.40%      4.83%
2 AIM V.I. International Growth Fund - Series I                    979  18.24       17,848       0.84%        1.45%     26.39%
3 AIM V.I. International Growth Fund - Series I                 57,277  18.32    1,049,315       0.84%        1.40%     26.46%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                    1,454,005  21.75   31,617,925       6.83%        1.40%      1.88%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                       16,837  21.64      364,415       7.07%        1.45%      1.82%
1 AllianceBernstein Balanced Shares Portfolio - Class A *    5,279,504  27.24  143,792,108       2.45%        1.40%     10.24%
2 AllianceBernstein Balanced Shares Portfolio - Class A *      137,405  27.11    3,724,756       2.55%        1.45%     10.18%
3 AllianceBernstein Balanced Shares Portfolio - Class A *       27,880  13.62      379,776       2.38%        1.40%     10.24%
1 AllianceBernstein Global Bond Portfolio - Class A            802,706  17.63   14,148,021       1.52%        1.40%      3.51%
2 AllianceBernstein Global Bond Portfolio - Class A             22,623  17.54      396,871       1.75%        1.45%      3.46%
3 AllianceBernstein Global Bond Portfolio - Class A                 62  13.23          825       1.60%        1.40%      3.51%
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                      566,140  36.31   20,555,661       5.76%        1.40%      8.48%
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                       14,343  36.14      518,325       5.66%        1.45%      8.43%
1 AllianceBernstein Global Technology Portfolio - Class A    2,493,296  17.01   42,420,930       0.00%        1.40%      7.13%
2 AllianceBernstein Global Technology Portfolio - Class A      110,169  16.93    1,865,609       0.00%        1.45%      7.08%
3 AllianceBernstein Global Technology Portfolio - Class A       26,498  16.46      436,288       0.00%        1.40%      7.13%
4 AllianceBernstein Global Technology Portfolio - Class B    1,144,861  16.74   19,170,499       0.00%        1.40%      6.88%
5 AllianceBernstein Global Technology Portfolio - Class B       77,409  16.67    1,290,106       0.00%        1.45%      6.83%
1 AllianceBernstein Growth and Income Portfolio - Class A    3,763,378  46.63  175,485,398       1.40%        1.40%     15.66%
2 AllianceBernstein Growth and Income Portfolio - Class A      135,669  46.41    6,296,484       1.38%        1.45%     15.60%
3 AllianceBernstein Growth and Income Portfolio - Class A      114,368  28.92    3,307,922       1.44%        1.40%     15.66%
4 AllianceBernstein Growth and Income Portfolio - Class B    3,889,884  45.78  178,063,243       1.13%        1.40%     15.36%
5 AllianceBernstein Growth and Income Portfolio - Class B      100,315  45.56    4,570,443       1.12%        1.45%     15.30%
1 AllianceBernstein Growth Portfolio - Class A               2,306,064  26.99   62,247,748       0.00%        1.40%     -2.45%
2 AllianceBernstein Growth Portfolio - Class A                  73,789  26.87    1,982,439       0.00%        1.45%     -2.49%
3 AllianceBernstein Growth Portfolio - Class A                  66,554  18.66    1,241,944       0.00%        1.40%     -2.45%
4 AllianceBernstein Growth Portfolio - Class B               1,626,265  26.50   43,095,678       0.00%        1.40%     -2.61%
5 AllianceBernstein Growth Portfolio - Class B                  57,799  26.38    1,524,471       0.00%        1.45%     -2.66%
1 AllianceBernstein High Yield Portfolio - Class A           2,324,942  11.85   27,549,052       8.66%        1.40%      7.54%
2 AllianceBernstein High Yield Portfolio - Class A              92,272  11.79    1,088,343       7.88%        1.45%      7.49%
1 AllianceBernstein International Growth Portfolio - Class
  A *                                                        1,194,280  36.34   43,397,843       0.90%        1.40%     25.28%
2 AllianceBernstein International Growth Portfolio - Class
  A *                                                           51,987  36.17    1,880,216       0.89%        1.45%     25.22%
1 AllianceBernstein International Research Growth Portfolio
  - Class A *                                                2,501,502  21.47   53,710,897       0.41%        1.40%     24.70%
2 AllianceBernstein International Research Growth Portfolio
  - Class A *                                                  105,524  21.37    2,255,107       0.42%        1.45%     24.64%
1 AllianceBernstein International Value Portfolio - Class A  2,320,037  24.72   57,357,239       1.34%        1.40%     33.56%
2 AllianceBernstein International Value Portfolio - Class A     80,632  24.65    1,987,789       1.37%        1.45%     33.49%
1 AllianceBernstein Large Cap Growth Portfolio - Class A     3,610,245  29.57  106,759,154       0.00%        1.40%     -1.83%
2 AllianceBernstein Large Cap Growth Portfolio - Class A       159,595  29.43    4,697,244       0.00%        1.45%     -1.87%
3 AllianceBernstein Large Cap Growth Portfolio - Class A        16,085  13.34      214,551       0.00%        1.40%     -1.83%
4 AllianceBernstein Large Cap Growth Portfolio - Class B     2,178,294  29.09   63,358,074       0.00%        1.40%     -2.02%
5 AllianceBernstein Large Cap Growth Portfolio - Class B        66,179  28.95    1,915,832       0.00%        1.45%     -2.07%
1 AllianceBernstein Money Market Portfolio - Class A         1,343,591  13.19   17,727,719       4.89%        1.40%      2.77%
2 AllianceBernstein Money Market Portfolio - Class A            33,045  13.13      433,953       5.02%        1.45%      2.72%
4 AllianceBernstein Money Market Portfolio - Class B         1,041,839  12.95   13,491,667       4.05%        1.40%      2.52%
5 AllianceBernstein Money Market Portfolio - Class B            52,337  12.89      674,571       3.03%        1.45%      2.47%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                    1,420,880  33.85   48,100,426       1.99%        1.40%     33.35%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       62,269  33.69    2,098,075       1.93%        1.45%     33.29%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     2,932,427  13.55   39,727,655       0.00%        1.40%      9.15%

                                   VA I - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                       Unit                  Investment     Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ----------- ---------------- --------- ----------
2 AllianceBernstein Small Cap Growth Portfolio - Class A       110,178 $13.48 $ 1,485,647       0.00%        1.45%      9.10%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         6,321  13.17      83,227       0.00%        1.40%      9.15%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  2,692,681  19.97  53,781,113       0.42%        1.40%     12.83%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     82,449  19.92   1,642,108       0.42%        1.45%     12.78%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                        3,688,591  16.48  60,792,990       3.97%        1.40%      2.49%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                           84,144  16.40   1,380,285       4.07%        1.45%      2.44%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                          169,719  16.16   2,743,447       3.86%        1.40%      2.15%
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                            4,723  16.09      75,984       3.94%        1.45%      2.10%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                    217,778  13.76   2,996,290       0.00%        1.40%      8.33%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                      7,098  13.73      97,489       0.00%        1.45%      8.28%
1 AllianceBernstein Utility Income Portfolio - Class A       1,629,794  29.27  47,707,964       2.46%        1.40%     22.05%
2 AllianceBernstein Utility Income Portfolio - Class A          51,069  29.13   1,487,884       2.35%        1.45%     21.99%
4 AllianceBernstein Value Portfolio - Class B                4,968,785  15.06  74,811,220       0.92%        1.40%     19.35%
5 AllianceBernstein Value Portfolio - Class B                  129,544  15.01   1,944,938       0.97%        1.45%     19.29%
1 BlackRock Basic Value V.I. Fund - Class I *                  285,829  20.68   5,909,515       1.53%        1.40%     20.18%
2 BlackRock Basic Value V.I. Fund - Class I *                   22,598  20.58     465,091       1.52%        1.45%     20.12%
1 BlackRock Bond V.I. Fund - Class I *                          18,147  13.97     253,563       4.59%        1.40%      2.95%
2 BlackRock Bond V.I. Fund - Class I *                           3,299  13.91      45,879       4.59%        1.45%      2.89%
1 BlackRock Global Allocation V.I. Fund - Class I *            109,130  17.47   1,906,769       2.99%        1.40%     14.92%
2 BlackRock Global Allocation V.I. Fund - Class I *              8,881  17.39     154,465       3.04%        1.45%     14.86%
1 BlackRock Global Growth V.I. Fund - Class I *                 53,350  12.03     641,644       0.90%        1.40%     20.32%
2 BlackRock Global Growth V.I. Fund - Class I *                    673  11.98       8,060       0.94%        1.45%     20.26%
1 BlackRock High Income V.I. Fund - Class I *                   30,485  13.58     413,990       7.23%        1.40%      7.93%
2 BlackRock High Income V.I. Fund - Class I *                      560  13.52       7,570       7.46%        1.45%      7.88%
1 BlackRock International Value V.I. Fund - Class I *          118,648  19.52   2,315,708       3.27%        1.40%     26.14%
2 BlackRock International Value V.I. Fund - Class I *            9,490  19.44     184,513       3.79%        1.45%     26.07%
1 BlackRock Large Cap Core V.I. Fund - Class I *               101,424  18.77   1,903,644       0.93%        1.40%     13.15%
2 BlackRock Large Cap Core V.I. Fund - Class I *                 2,692  18.68      50,301       0.83%        1.45%     13.10%
1 BlackRock Large Cap Growth V.I. Fund - Class I *              86,564  10.87     940,900       0.29%        1.40%      5.72%
1 BlackRock Money Market V.I. Fund - Class I *                  33,362  11.93     398,024       3.83%        1.40%      3.08%
2 BlackRock Money Market V.I. Fund - Class I *                   3,613  11.88      42,912       4.43%        1.45%      3.03%
1 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I *                                                     26,889  20.39     548,372       2.95%        1.40%     23.50%
2 BlackRock Utilities and Telecommunications V.I. Fund -
  Class I *                                                      2,353  20.30      47,768       2.88%        1.45%     23.44%
1 BlackRock Value Opportunities V.I. Fund - Class I *           80,347  24.34   1,955,910       0.26%        1.40%     11.25%
2 BlackRock Value Opportunities V.I. Fund - Class I *           12,733  24.23     308,558       0.27%        1.45%     11.20%
7 Delaware VIP Balanced Series - Standard Class                 27,077  33.76     914,165       2.90%        1.25%     14.76%
7 Delaware VIP Capital Reserves Series - Standard Class          6,685  23.22     155,253       4.81%        1.25%      3.27%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  13.77          --       0.00%        1.40%      3.04%
7 Delaware VIP Cash Reserve Series - Standard Class             14,676  17.04     250,090       4.09%        1.25%      3.19%
7 Delaware VIP Growth Opportunities Series - Standard Class      6,557  31.79     208,440       0.00%        1.40%      4.88%
7 Delaware VIP Growth Opportunities Series - Standard Class     21,524  35.87     771,976       0.00%        1.25%      5.04%
7 Delaware VIP High Yield Series - Standard Class                  668  19.36      12,932       6.56%        1.40%     10.89%
7 Delaware VIP High Yield Series - Standard Class               17,069  27.57     470,674       6.56%        1.25%     11.06%
7 Delaware VIP Value Series - Standard Class                     4,750  39.74     188,739       1.53%        1.40%     22.38%
7 Delaware VIP Value Series - Standard Class                    95,378  47.26   4,507,090       1.56%        1.25%     22.56%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  814  22.18      18,045       1.64%        1.45%     13.84%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              236,115  22.28   5,260,980       1.59%        1.40%     13.90%

                                   VA I - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                        Unit                  Investment     Expense    Total
Sub-accounts                                                     Units  Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                    ------- ------ ----------- ---------------- --------- ----------
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares      1,040 $15.68 $    16,300       0.00%        1.45%      9.37%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     51,843  15.75     816,500       0.00%        1.40%      9.43%
3 Fidelity VIP Asset Manager Portfolio - Initial Class          244,885  17.42   4,266,167       3.01%        1.40%      5.83%
2 Fidelity VIP Contrafund Portfolio - Initial Class                 122  20.72       2,525       1.26%        1.45%     10.11%
3 Fidelity VIP Contrafund Portfolio - Initial Class             136,208  20.82   2,835,385       1.26%        1.40%     10.17%
2 Fidelity VIP Growth Portfolio - Initial Class                      77  17.80       1,369       0.43%        1.45%      5.32%
3 Fidelity VIP Growth Portfolio - Initial Class                 182,120  17.88   3,256,932       0.43%        1.40%      5.37%
2 Fidelity VIP High Income Portfolio - Initial Class              1,168  12.95      15,136       6.68%        1.45%      9.64%
3 Fidelity VIP High Income Portfolio - Initial Class             54,868  13.01     714,094       6.68%        1.40%      9.69%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   97,913  16.70   1,635,503       4.58%        1.40%      2.90%
3 Fidelity VIP Money Market Portfolio - Initial Class           165,231  13.02   2,151,019       4.70%        1.40%      3.42%
3 Fidelity VIP Overseas Portfolio - Initial Class                 9,596  19.55     187,622       0.97%        1.40%     16.44%
1 UBS U.S. Allocation Portfolio                                 747,396  17.64  13,187,756       2.74%        1.40%      9.75%
2 UBS U.S. Allocation Portfolio                                  84,240  17.57   1,480,229       3.09%        1.45%      9.69%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares              --  12.08          --       0.00%        0.75%      2.96%
1 UIF Equity Growth Portfolio - Class I Shares                       --  11.83          --       0.00%        0.75%      3.33%
1 UIF Technology Portfolio - Class I Shares                          --     --          --       0.00%        0.75%      4.77%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class        33,797  21.37     722,390       0.67%        1.40%     37.56%
2 Van Eck Worldwide Hard Assets Fund - Initial Class                252  23.81       6,007       0.00%        1.45%     -2.11%
3 Van Eck Worldwide Hard Assets Fund - Initial Class             28,179  23.92     674,000       0.07%        1.40%     22.77%
1 Vanguard 500 Index Fund                                         2,232  13.16      29,376       1.73%        0.75%     14.78%
6 Vanguard Dividend Growth Fund                                   1,909  15.08      28,795       1.89%        0.52%     18.96%
6 Vanguard GNMA Fund                                              1,170  11.20      13,105       5.65%        0.52%      3.78%
6 Vanguard Health Care Fund                                       4,234  15.07      63,831       1.41%        0.52%     10.29%
6 Vanguard Inflation-Protected Securities Fund                   13,802  11.38     157,045       2.94%        0.52%     -0.09%
1 Vanguard International Growth Fund                                723  18.18      13,143       4.03%        0.75%     10.63%
1 Vanguard LifeStrategy Conservative Growth Fund                  2,476  13.21      32,710       3.19%        0.75%      9.80%
1 Vanguard LifeStrategy Growth Fund                                 996  14.54      14,489       2.12%        0.75%     15.26%
6 Vanguard LifeStrategy Growth Fund                              10,239  15.00     153,576       2.16%        0.52%     15.53%
1 Vanguard LifeStrategy Income Fund                               1,333  12.56      16,748       3.87%        0.75%      7.13%
6 Vanguard LifeStrategy Income Fund                              17,095  12.01     205,299       3.91%        0.52%      7.37%
1 Vanguard LifeStrategy Moderate Growth Fund                     33,191  13.95     463,121       2.71%        0.75%     12.46%
6 Vanguard LifeStrategy Moderate Growth Fund                     31,779  13.97     443,832       3.04%        0.52%     12.72%
1 Vanguard Prime Money Market Fund                                  416  10.76       4,477       4.78%        0.75%      4.10%
1 Vanguard PRIMECAP Fund                                            217  14.52       3,144       0.61%        0.75%     11.48%
1 Vanguard Small-Cap Growth Index Fund                            1,268  15.58      19,750       0.29%        0.75%     11.11%
1 Vanguard Small-Cap Value Index Fund                             1,887  15.40      29,051       2.16%        0.75%     18.36%
1 Vanguard Total Bond Market Index Fund                             705  11.95       8,427       4.84%        0.75%      3.49%
6 Vanguard Total International Stock Index Fund                  15,348  20.02     307,249       2.34%        0.52%     25.98%
1 Vanguard U.S. Growth Fund                                         434  10.57       4,584       0.46%        0.75%      1.01%
6 Vanguard VIF Balanced Portfolio                               313,608  14.57   4,568,050       2.15%        0.52%     14.37%
6 Vanguard VIF Capital Growth Portfolio                          11,822  15.03     177,719       0.56%        0.52%     11.05%
1 Vanguard VIF Diversified Value Portfolio                        1,590  14.17      22,533       0.00%        0.75%     13.80%
6 Vanguard VIF Diversified Value Portfolio                       24,806  17.09     423,933       1.61%        0.52%     18.26%
1 Vanguard VIF Equity Income Portfolio                            1,544  13.42      20,718       2.67%        0.75%     19.80%
6 Vanguard VIF Equity Income Portfolio                           38,422  15.71     603,508       1.87%        0.52%     20.07%
6 Vanguard VIF Equity Index Portfolio                            29,863  14.43     430,794       1.65%        0.52%     15.11%
6 Vanguard VIF Growth Portfolio                                   4,700  12.83      60,284       0.42%        0.52%      1.39%
1 Vanguard VIF High Yield Bond Portfolio                         11,668  11.68     136,242       6.95%        0.75%      7.46%
6 Vanguard VIF High Yield Bond Portfolio                         19,323  12.45     240,659       4.94%        0.52%      7.71%
1 Vanguard VIF International Portfolio                            8,788  16.25     142,797       1.07%        0.75%     25.80%

                                   VA I - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                              Unit                 Investment     Expense    Total
Sub-accounts                                           Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                          ------- ------ ---------- ---------------- --------- ----------
6 Vanguard VIF International Portfolio                 68,625 $19.46 $1,335,452       0.45%        0.52%     26.09%
6 Vanguard VIF Mid-Cap Index Portfolio                 19,094  16.98    324,199       0.97%        0.52%     13.16%
6 Vanguard VIF Money Market Portfolio                     397  10.82      4,299      55.16%        0.52%      4.49%
1 Vanguard VIF REIT Index Portfolio                     1,505  17.98     27,073       2.07%        0.75%     33.92%
6 Vanguard VIF REIT Index Portfolio                    19,538  21.38    417,775       1.83%        0.52%     34.23%
6 Vanguard VIF Short-Term Investment-Grade Portfolio   13,435  10.86    145,842       2.57%        0.52%      4.38%
6 Vanguard VIF Small Company Growth Portfolio          12,166  14.15    172,093       0.22%        0.52%      9.64%
1 Vanguard VIF Total Bond Market Index Portfolio        1,548  10.70     16,571       0.00%        0.75%      4.61%
6 Vanguard VIF Total Bond Market Index Portfolio       38,527  11.11    428,209       3.87%        0.52%      3.77%
6 Vanguard VIF Total Stock Market Index Portfolio     148,502  14.83  2,202,013       0.76%        0.52%     14.93%
1 Vanguard Wellington Fund                              8,984  14.33    128,741       3.05%        0.75%     14.08%
1 Vanguard Windsor Fund                                   215  14.51      3,121       1.48%        0.75%     18.46%

                                   VA I - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                       Unit                   Investment     Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ------------ ---------------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                    990 $11.48 $     11,364       0.05%        1.45%      7.27%
3 AIM V.I. Capital Appreciation Fund - Series I                 94,212  11.53    1,085,821       0.05%        1.40%      7.33%
2 AIM V.I. International Growth Fund - Series I                    980  14.43       14,139       0.60%        1.45%     16.24%
3 AIM V.I. International Growth Fund - Series I                 92,099  14.49    1,334,262       0.60%        1.40%     16.29%
1 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                    1,853,190  21.35   39,556,609       6.86%        1.40%      7.16%
2 AllianceBernstein Americas Government Income Portfolio -
  Class A                                                       16,466  21.26      349,998       6.40%        1.45%      7.11%
1 AllianceBernstein Global Bond Portfolio - Class A            909,967  17.03   15,494,005       9.39%        1.40%     -8.94%
2 AllianceBernstein Global Bond Portfolio - Class A             31,182  16.96      528,704       7.55%        1.45%     -8.98%
3 AllianceBernstein Global Bond Portfolio - Class A                 63  12.78          801       9.06%        1.40%     -8.94%
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                      593,367  33.47   19,859,233       5.90%        1.40%      8.10%
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                       16,673  33.33      555,672       6.02%        1.45%      8.05%
1 AllianceBernstein Global Technology Portfolio - Class A *  3,430,602  15.88   54,482,738       0.00%        1.40%      2.42%
2 AllianceBernstein Global Technology Portfolio - Class A *    160,427  15.81    2,537,089       0.00%        1.45%      2.37%
3 AllianceBernstein Global Technology Portfolio - Class A *     43,634  15.37      670,610       0.00%        1.40%      2.42%
4 AllianceBernstein Global Technology Portfolio - Class B *  1,432,336  15.67   22,440,649       0.00%        1.40%      2.21%
5 AllianceBernstein Global Technology Portfolio - Class B *     96,636  15.60    1,507,640       0.00%        1.45%      2.16%
1 AllianceBernstein Growth and Income Portfolio - Class A    5,150,075  40.32  207,630,186       1.47%        1.40%      3.41%
2 AllianceBernstein Growth and Income Portfolio - Class A      176,457  40.15    7,084,149       1.54%        1.45%      3.36%
3 AllianceBernstein Growth and Income Portfolio - Class A      150,268  25.01    3,757,785       1.21%        1.40%      3.41%
4 AllianceBernstein Growth and Income Portfolio - Class B    4,526,504  39.68  179,612,690       1.25%        1.40%      3.15%
5 AllianceBernstein Growth and Income Portfolio - Class B      121,205  39.51    4,789,237       1.17%        1.45%      3.09%
1 AllianceBernstein Growth Portfolio - Class A               3,103,702  27.67   85,879,047       0.00%        1.40%     10.42%
2 AllianceBernstein Growth Portfolio - Class A                 106,451  27.55    2,933,097       0.00%        1.45%     10.36%
3 AllianceBernstein Growth Portfolio - Class A                  82,954  19.13    1,586,802       0.00%        1.40%     10.42%
4 AllianceBernstein Growth Portfolio - Class B               1,973,252  27.21   53,692,489       0.00%        1.40%     10.09%
5 AllianceBernstein Growth Portfolio - Class B                  58,380  27.10    1,581,843       0.00%        1.45%     10.03%
1 AllianceBernstein High Yield Portfolio - Class A           2,778,502  11.02   30,615,117       8.24%        1.40%      0.37%
2 AllianceBernstein High Yield Portfolio - Class A              98,709  10.97    1,083,174       8.63%        1.45%      0.32%
1 AllianceBernstein International Portfolio - Class A        3,003,328  17.22   51,711,655       0.47%        1.40%     17.51%
2 AllianceBernstein International Portfolio - Class A          108,724  17.15    1,864,157       0.49%        1.45%     17.45%
1 AllianceBernstein International Value Portfolio - Class A  2,217,641  18.51   41,050,514       0.58%        1.40%     15.17%
2 AllianceBernstein International Value Portfolio - Class A     79,189  18.47    1,462,443       0.65%        1.45%     15.11%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *   4,752,800  30.12  143,159,333       0.00%        1.40%     13.55%
2 AllianceBernstein Large Cap Growth Portfolio - Class A *     219,121  29.99    6,572,420       0.00%        1.45%     13.49%
3 AllianceBernstein Large Cap Growth Portfolio - Class A *      23,778  13.59      323,059       0.00%        1.40%     13.55%
4 AllianceBernstein Large Cap Growth Portfolio - Class B *   2,474,671  29.69   73,461,562       0.00%        1.40%     13.25%
5 AllianceBernstein Large Cap Growth Portfolio - Class B *      82,045  29.56    2,425,298       0.00%        1.45%     13.19%
1 AllianceBernstein Money Market Portfolio - Class A         1,443,518  12.84   18,532,109       2.61%        1.40%      0.94%
2 AllianceBernstein Money Market Portfolio - Class A            57,677  12.78      737,354       3.00%        1.45%      0.88%
4 AllianceBernstein Money Market Portfolio - Class B         1,249,080  12.63   15,778,165       2.07%        1.40%      0.68%
5 AllianceBernstein Money Market Portfolio - Class B            21,657  12.58      272,422       1.82%        1.45%      0.63%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                    1,713,918  25.39   43,508,901       3.15%        1.40%     10.12%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       75,964  25.28    1,920,292       3.08%        1.45%     10.07%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     3,250,316  12.41   40,342,954       0.00%        1.40%      3.78%
2 AllianceBernstein Small Cap Growth Portfolio - Class A       170,998  12.36    2,113,508       0.00%        1.45%      3.73%
3 AllianceBernstein Small Cap Growth Portfolio - Class A        16,380  12.06      197,594       0.00%        1.40%      3.78%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A
  *                                                          3,232,495  17.70   57,219,329       0.73%        1.40%      5.43%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A
  *                                                             96,342  17.66    1,701,403       0.77%        1.45%      5.38%
1 AllianceBernstein Total Return Portfolio - Class A         6,219,857  24.71  153,669,013       2.56%        1.40%      2.47%

                                   VA I - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                       Unit                  Investment     Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                 --------- ------ ----------- ---------------- --------- ----------
2 AllianceBernstein Total Return Portfolio - Class A           162,454 $24.60 $ 3,996,746       2.59%        1.45%      2.41%
3 AllianceBernstein Total Return Portfolio - Class A            33,917  12.36     419,099       2.66%        1.40%      2.47%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                        4,360,176  16.08  70,114,479       2.97%        1.40%      0.56%
2 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                          115,065  16.01   1,842,538       2.83%        1.45%      0.51%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                          190,291  15.82   3,011,226       2.66%        1.40%      0.34%
5 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                            5,173  15.76      81,519       3.44%        1.45%      0.29%
4 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                    212,143  12.70   2,694,338       0.28%        1.40%      8.13%
5 AllianceBernstein U.S. Large Cap Blended Style Portfolio
  - Class B                                                      7,475  12.68      94,821       0.25%        1.45%      8.08%
1 AllianceBernstein Utility Income Portfolio - Class A       1,806,112  23.98  43,318,452       2.17%        1.40%     14.45%
2 AllianceBernstein Utility Income Portfolio - Class A          60,567  23.88   1,446,570       2.47%        1.45%     14.39%
4 AllianceBernstein Value Portfolio - Class B                5,697,258  12.62  71,870,996       1.23%        1.40%      4.02%
5 AllianceBernstein Value Portfolio - Class B                  148,703  12.59   1,871,516       1.14%        1.45%      3.97%
1 AllianceBernstein Worldwide Privatization Portfolio -
  Class A                                                    1,306,320  29.01  37,890,962       0.43%        1.40%     19.16%
2 AllianceBernstein Worldwide Privatization Portfolio -
  Class A                                                       68,361  28.88   1,974,541       0.46%        1.45%     19.10%
7 Delaware VIP Balanced Series - Standard Class                 28,930  29.42     851,121       2.13%        1.25%      2.40%
7 Delaware VIP Capital Reserves Series - Standard Class          8,624  22.49     193,940       4.12%        1.25%      0.54%
7 Delaware VIP Capital Reserves Series - Standard Class             --  16.80          --       6.68%        1.40%      0.39%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  13.36          --       0.00%        1.40%      1.29%
7 Delaware VIP Cash Reserve Series - Standard Class             17,880  16.51     295,264       2.30%        1.25%      1.44%
7 Delaware VIP Growth Opportunities Series - Standard Class      6,627  30.31     200,850       0.00%        1.40%      9.86%
7 Delaware VIP Growth Opportunities Series - Standard Class     23,737  34.15     810,526       0.00%        1.25%     10.02%
7 Delaware VIP High Yield Series - Standard Class                  669  17.46      11,690       6.58%        1.40%      2.15%
7 Delaware VIP High Yield Series - Standard Class               18,271  24.83     453,661       6.69%        1.25%      2.30%
7 Delaware VIP Value Series - Standard Class                     4,750  32.47     154,241       1.87%        1.40%      4.56%
7 Delaware VIP Value Series - Standard Class                   106,740  38.56   4,115,427       1.74%        1.25%      4.71%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  814  19.48      15,851       1.60%        1.45%      3.19%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              346,198  19.56   6,772,627       1.54%        1.40%      3.24%
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     1,040  14.33      14,903       0.00%        1.45%     -0.54%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares   105,839  14.39   1,523,276       0.00%        1.40%     -0.49%
3 Fidelity VIP Asset Manager Portfolio - Initial Class         343,752  16.46   5,658,685       2.84%        1.40%      2.60%
2 Fidelity VIP Contrafund Portfolio - Initial Class                427  18.82       8,039       0.29%        1.45%     15.26%
3 Fidelity VIP Contrafund Portfolio - Initial Class            196,314  18.90   3,709,418       0.29%        1.40%     15.32%
2 Fidelity VIP Growth Portfolio - Initial Class                     77  16.90       1,306       0.53%        1.45%      4.28%
3 Fidelity VIP Growth Portfolio - Initial Class                250,705  16.97   4,255,031       0.53%        1.40%      4.33%
2 Fidelity VIP High Income Portfolio - Initial Class             1,168  11.81      13,805      14.91%        1.45%      1.23%
3 Fidelity VIP High Income Portfolio - Initial Class            98,552  11.86   1,169,260      14.91%        1.40%      1.28%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                        154,340  16.23   2,505,319       3.94%        1.40%      0.77%
3 Fidelity VIP Money Market Portfolio - Initial Class          165,921  12.59   2,088,573       2.78%        1.40%      1.60%
3 Fidelity VIP Overseas Portfolio - Initial Class               13,573  16.79     227,914       0.71%        1.40%     17.40%
1 Mercury Basic Value V.I. Fund - Class I *                    344,465  17.20   5,926,198       1.20%        1.40%      1.51%
2 Mercury Basic Value V.I. Fund - Class I *                     27,874  17.13     477,597       1.00%        1.45%      1.46%
1 Mercury Core Bond V.I. Fund - Class I *                       18,369  13.57     249,321       5.12%        1.40%      0.60%
2 Mercury Core Bond V.I. Fund - Class I *                        3,302  13.52      44,633       4.95%        1.45%      0.55%
1 Mercury Domestic Money Market V.I. Fund - Class I *           26,678  11.57     308,767       2.69%        1.40%      1.27%
2 Mercury Domestic Money Market V.I. Fund - Class I *            3,620  11.53      41,725       2.00%        1.45%      1.22%
1 Mercury Global Allocation V.I. Fund - Class I *               91,040  15.20   1,384,223       2.55%        1.40%      8.98%
2 Mercury Global Allocation V.I. Fund - Class I *                7,075  15.14     107,135       2.27%        1.45%      8.93%

                                   VA I - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                      Unit                  Investment     Expense    Total
Sub-accounts                                                   Units  Value  Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------                                                  ------- ------ ----------- ---------------- --------- ----------
1 Mercury Global Growth V.I. Fund - Class I *                  62,562 $10.00 $   625,364       0.99%        1.40%     13.47%
2 Mercury Global Growth V.I. Fund - Class I *                     727   9.96       7,245       1.16%        1.45%     13.42%
1 Mercury High Current Income V.I. Fund - Class I *            37,243  12.58     468,597       8.83%        1.40%      0.13%
2 Mercury High Current Income V.I. Fund - Class I *               605  12.53       7,585      16.58%        1.45%      0.08%
1 Mercury International Value V.I. Fund - Class I *           140,781  15.47   2,178,364       2.74%        1.40%     10.13%
2 Mercury International Value V.I. Fund - Class I *             7,508  15.42     115,795       2.61%        1.45%     10.08%
1 Mercury Large Cap Core V.I. Fund - Class I *                106,450  16.59   1,765,715       0.61%        1.40%     11.63%
2 Mercury Large Cap Core V.I. Fund - Class I *                  3,534  16.52      58,376       0.66%        1.45%     11.57%
1 Mercury Large Cap Growth V.I. Fund - Class I *               83,509  10.28     858,545       0.17%        1.40%      9.11%
1 Mercury Utilities and Telecommunications V.I. Fund - Class
  I *                                                          30,504  16.51     503,728       2.65%        1.40%     12.55%
2 Mercury Utilities and Telecommunications V.I. Fund - Class
  I *                                                           2,363  16.45      38,861       4.19%        1.45%     12.50%
1 Mercury Value Opportunities V.I. Fund - Class I *           102,905  21.88   2,251,650       0.25%        1.40%      8.85%
2 Mercury Value Opportunities V.I. Fund - Class I *            15,009  21.79     327,083       0.24%        1.45%      8.80%
1 UBS U.S. Allocation Portfolio                               906,556  16.08  14,575,620       1.60%        1.40%      5.31%
2 UBS U.S. Allocation Portfolio                               118,516  16.02   1,898,519       1.59%        1.45%      5.26%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares         3,047  11.73      35,744       3.58%        0.75%      3.44%
1 UIF Equity Growth Portfolio - Class I Shares                  3,066  11.44      35,091       0.47%        0.75%     14.85%
1 UIF Technology Portfolio - Class I Shares                     1,520   8.03      12,209       0.00%        0.75%     -1.02%
1 UIF Value Portfolio - Class I Shares                             --  13.40          --       0.00%        0.75%      3.78%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class      46,816  15.54     727,449       0.72%        1.40%     30.17%
3 Van Eck Worldwide Hard Assets Fund - Initial Class           34,998  19.48     681,860       0.27%        1.40%     49.57%
1 Vanguard 500 Index Fund                                       2,435  11.47      27,921       1.87%        0.75%      3.99%
6 Vanguard Dividend Growth Fund                                 2,014  12.68      25,533       1.91%        0.52%      3.70%
6 Vanguard GNMA Fund                                            1,358  10.79      14,654       5.11%        0.52%      2.80%
6 Vanguard Health Care Fund                                     4,777  13.67      65,294       1.07%        0.52%     14.81%
6 Vanguard Inflation-Protected Securities Fund                 12,379  11.39     140,980       9.38%        0.52%      2.06%
1 Vanguard LifeStrategy Conservative Growth Fund                2,712  12.03      32,643       2.81%        0.75%      3.68%
1 Vanguard LifeStrategy Growth Fund                             1,092  12.62      13,773       1.94%        0.75%      6.09%
6 Vanguard LifeStrategy Growth Fund                             9,068  12.98     117,725       2.30%        0.52%      6.33%
1 Vanguard LifeStrategy Income Fund                             1,546  11.73      18,135       3.42%        0.75%      2.46%
6 Vanguard LifeStrategy Income Fund                            14,069  11.18     157,357       3.50%        0.52%      2.70%
1 Vanguard LifeStrategy Moderate Growth Fund                   35,678  12.41     442,657       4.88%        0.75%      4.90%
6 Vanguard LifeStrategy Moderate Growth Fund                   23,059  12.39     285,701       2.41%        0.52%      5.14%
1 Vanguard Prime Money Market Fund                                454  10.34       4,689       2.96%        0.75%      2.24%
1 Vanguard PRIMECAP Fund                                          236  13.02       3,075       0.57%        0.75%      7.69%
1 Vanguard Small-Cap Growth Index Fund                          1,383  14.02      19,396       0.49%        0.75%      7.83%
1 Vanguard Small-Cap Value Index Fund                           1,459  13.01      18,989       3.54%        0.75%      5.28%
1 Vanguard Total Bond Market Index Fund                           771  11.54       8,898       4.43%        0.75%      1.63%
6 Vanguard Total International Stock Index Fund                17,451  15.89     277,301       2.04%        0.52%     14.97%
1 Vanguard U.S. Growth Fund                                       473  10.47       4,948       0.20%        0.75%     10.33%
6 Vanguard VIF Balanced Portfolio                             268,437  12.74   3,418,895       1.90%        0.52%      6.28%
6 Vanguard VIF Capital Growth Portfolio                         8,428  13.54     114,085       0.45%        0.52%      7.12%
6 Vanguard VIF Diversified Value Portfolio                     25,311  14.45     365,768       1.26%        0.52%      7.06%
1 Vanguard VIF Equity Income Portfolio                          1,593  11.20      17,851       2.45%        0.75%      3.36%
6 Vanguard VIF Equity Income Portfolio                         22,489  13.08     294,186       1.89%        0.52%      3.60%
6 Vanguard VIF Equity Index Portfolio                          15,968  12.53     200,108       1.18%        0.52%      4.25%
6 Vanguard VIF Growth Portfolio                                 4,943  12.65      62,536       0.17%        0.52%     10.92%
1 Vanguard VIF High Yield Bond Portfolio                       10,939  10.87     118,854       0.00%        0.75%      1.99%
6 Vanguard VIF High Yield Bond Portfolio                        4,896  11.56      56,615       3.33%        0.52%      2.22%
1 Vanguard VIF International Portfolio                          9,871  12.92     127,493       0.00%        0.75%     15.44%
6 Vanguard VIF International Portfolio                         20,403  15.43     314,875       0.77%        0.52%     15.71%

                                   VA I - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                             Unit                 Investment     Expense    Total
Sub-accounts                                          Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------                                          ------ ------ ---------- ---------------- --------- ----------
6 Vanguard VIF Mid-Cap Index Portfolio                17,020 $15.00 $  255,367       0.38%        0.52%     13.39%
1 Vanguard VIF Money Market Portfolio                     --  10.29         --       0.00%        0.75%      2.40%
6 Vanguard VIF Money Market Portfolio                  3,266  10.35     33,823      25.89%        0.52%      2.64%
1 Vanguard VIF REIT Index Portfolio                    1,616  13.43     21,696       2.80%        0.75%     11.00%
6 Vanguard VIF REIT Index Portfolio                   12,188  15.93    194,149       1.39%        0.52%     11.26%
6 Vanguard VIF Short-Term Investment-Grade Portfolio   6,221  10.40     64,706       2.70%        0.52%      1.72%
6 Vanguard VIF Small Company Growth Portfolio          5,544  12.90     71,527       0.00%        0.52%      5.71%
6 Vanguard VIF Total Bond Market Index Portfolio      33,465  10.71    358,440       4.01%        0.52%      1.87%
6 Vanguard VIF Total Stock Market Index Portfolio     85,167  12.90  1,098,862       0.93%        0.52%      5.58%
1 Vanguard Wellington Fund                             9,809  12.56    123,215       4.45%        0.75%      6.03%
1 Vanguard Windsor Fund                                  235  12.25      2,872       1.42%        0.75%      4.21%

FOOTNOTES

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3  Profile product.

4 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

6  Vanguard SPIA product.

7  Variable Annuity product.

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub- account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests.

(b)These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2009, 2008, 2007, 2006 and 2005, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

2005

-  Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.

- Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A and AllianceBernstein Premier Growth Portfolio - Class B changed their name to AllianceBernstein Large Cap Growth Portfolio - Class A and
   AllianceBernstein Large Cap Growth Portfolio - Class B, respectively.

- Effective May 2, 2005, AllianceBernstein Small Cap Value Portfolio - Class A changed its name to AllianceBernstein Small/Mid Cap Value Portfolio - Class A.

- Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A and AllianceBernstein Technology Portfolio - Class B changed their name to AllianceBernstein Global Technology Portfolio - Class A and
   AllianceBernstein Global Technology Portfolio - Class B, respectively.

2006

- Effective February 1, 2006, AllianceBernstein International Portfolio - Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.

- Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

                                   VA I - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

*  Fund Name Changes - Continued

2006 - Continued

- Effective February 1, 2006, AllianceBernstein Worldwide Privatization Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.

- Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.

- Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.

- Effective October 2, 2006, Mercury Domestic Money Market V.I. Fund - Class I changed its name to BlackRock Money Market V.I. Fund - Class I.

- Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I changed its name to BlackRock High Income V.I. Fund - Class I.

2007

- Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

2008

- Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A and AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B changed their name to AllianceBernstein Intermediate Bond Portfolio - Class A and AllianceBernstein Intermediate Bond Portfolio - Class B, respectively.

2009

- Effective April 15, 2009, Delaware VIP Capital Reserves Series - Standard Class changed its name to Delaware VIP Limited-Term Diversified Income Series - Standard Class.

- Effective May 1, 2009, AllianceBernstein Global Technology Portfolio - Class A and AllianceBernstein Global Technology - Class B changed their names to AllianceBernstein Global Thematic Growth Portfolio - Class A and AllianceBernstein Global Thematic Growth Portfolio - Class B, respectively.

                                   VA I - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

                                    VA I - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

                                    VA I - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

                                    VA I - 69

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                         INDEX TO FINANCIAL STATEMENTS

                                                                                            Page
                                                                                           Numbers
                                                                                           -------
Report of Independent Registered Public Accounting Firm...................................    1

Balance Sheets - December 31, 2009 and 2008............................................... 2 to 3

Statements of Income (Loss) - Years Ended December 31, 2009, 2008 and 2007................    4

Statements of Comprehensive Income (Loss) - Years Ended December 31, 2009, 2008 and 2007..    5

Statements of Shareholder's Equity - Years Ended December 31, 2009, 2008 and 2007.........    6

Statements of Cash Flows - Years Ended December 31, 2009, 2008 and 2007................... 7 to 8

Notes to Financial Statements............................................................. 9 to 50

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company of Delaware

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company of Delaware (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 30, 2010

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                BALANCE SHEETS

                                                                                                       December 31,
                                                                                                   ---------------------
                                                                                                      2009       2008
                                                                                                   ---------- ----------
                                                                                                      (In Thousands)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value (cost: 2009 - $5,597,476; 2008 -
     $5,589,266).................................................................................. $5,705,261 $5,304,351
   Fixed maturity securities, trading, at fair value..............................................     29,672     30,665
   Equity securities, available for sale, at fair value (cost: 2009 - $12,741; 2008 - $14,999)....     16,629     12,887
   Mortgage and other loans receivable, (net of allowance: 2009 - $579; 2008 - $0)................    512,594    530,636
   Policy loans...................................................................................    257,080    239,467
   Investment real estate.........................................................................     19,854     20,388
   Partnerships and other invested assets.........................................................    162,970    165,103
   Short-term investments.........................................................................    379,409    163,663
   Derivative assets, at fair value...............................................................      2,043     12,467
                                                                                                   ---------- ----------
Total investments.................................................................................  7,085,512  6,479,627

Cash and cash equivalents.........................................................................      5,664      6,322
Accrued investment income.........................................................................     78,899     84,997
Amounts due from related parties..................................................................     18,653      8,042
Reinsurance receivables...........................................................................     99,451    104,088
Deferred policy acquisition costs.................................................................    120,702    132,682
Income taxes receivable...........................................................................     29,812    125,093
Other assets......................................................................................     19,876     34,893
Variable account assets, at fair value............................................................  2,073,841  2,120,042
                                                                                                   ---------- ----------
TOTAL ASSETS...................................................................................... $9,532,410 $9,095,786
                                                                                                   ========== ==========

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          BALANCE SHEETS (Continued)

                                                                   December 31,
                                                              --------------------------------
                                                                 2009             2008
                                                                ----------       ----------
                                                              (In Thousands, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefits.................................... $2,700,046       $2,719,214
   Policyholder contract deposits............................  3,669,229        3,757,654
   Policy claims and benefits payable........................    114,356          104,617
   Other policyholders' funds................................     35,210           37,704
   Reserve for unearned premiums.............................     10,757           14,142
   Amounts due to related parties............................     19,642           85,940
   Derivative liabilities....................................     14,830           15,313
   Other liabilities.........................................     57,314           64,921
   Variable account liabilities..............................  2,073,841        2,120,042
                                                                ----------       ----------
TOTAL LIABILITIES............................................  8,695,225        8,919,547
                                                                ----------       ----------
Commitments and contingent liabilities (see Note 11)

SHAREHOLDER'S EQUITY:
   Common stock, $5 par value, 1,000,000 shares authorized,
     976,703 issued and outstanding..........................      4,884            4,884
   Additional paid-in capital................................  1,273,642        1,223,140
   Accumulated deficit.......................................   (523,732)        (864,873)
   Accumulated other comprehensive income (loss).............     82,391         (186,912)
                                                                ----------       ----------
TOTAL SHAREHOLDER'S EQUITY...................................    837,185          176,239
                                                                ----------       ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................... $9,532,410       $9,095,786
                                                                ==========       ==========

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          STATEMENTS OF INCOME (LOSS)

                                                                                                     Years ended December 31,
                                                                                                 -------------------------------
                                                                                                   2009        2008       2007
                                                                                                 --------  -----------  --------
                                                                                                          (In Thousands)
REVENUES:
   Premiums and other considerations............................................................ $108,643  $   220,347  $272,379
   Net investment income........................................................................  483,194      483,483   560,899
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities..................  (60,580)    (438,394)  (65,528)
       Portion of other-than-temporary impairments on available for sale fixed maturity
         securities recognized in accumulated other comprehensive income (loss).................   (1,979)          --        --
                                                                                                 --------  -----------  --------
       Net other-than-temporary impairments on available for sale securities recognized in
         net income (loss)......................................................................  (62,559)    (438,394)  (65,528)
       Other realized investment gains (losses).................................................   31,373     (970,823)  (32,052)
                                                                                                 --------  -----------  --------
          Total net realized investment losses..................................................  (31,186)  (1,409,217)  (97,580)
   Insurance charges............................................................................  112,072      121,759   134,865
   Other........................................................................................   13,898       12,251    13,344
                                                                                                 --------  -----------  --------
TOTAL REVENUES..................................................................................  686,621     (571,377)  883,907
                                                                                                 --------  -----------  --------
BENEFITS AND EXPENSES:
   Policyholder benefits........................................................................  347,169      454,848   531,970
   Interest credited on policyholder contract deposits..........................................  160,049      179,040   192,553
   Amortization of deferred policy acquisition costs............................................   15,108       35,379    48,530
   Other operating expenses.....................................................................   95,082       86,745    82,772
                                                                                                 --------  -----------  --------
TOTAL BENEFITS AND EXPENSES.....................................................................  617,408      756,012   855,825
                                                                                                 --------  -----------  --------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)...............................................   69,213   (1,327,389)   28,082

INCOME TAX EXPENSE (BENEFIT):
   Current......................................................................................   56,746     (319,589)   23,694
   Deferred.....................................................................................  (78,801)     336,597   (19,967)
                                                                                                 --------  -----------  --------
TOTAL INCOME TAX EXPENSE (BENEFIT)..............................................................  (22,055)      17,008     3,727
                                                                                                 --------  -----------  --------
NET INCOME (LOSS)............................................................................... $ 91,268  $(1,344,397) $ 24,355
                                                                                                 ========  ===========  ========

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                            Years ended December 31,
                                                                       ---------------------------------
                                                                          2009        2008        2007
                                                                       ---------  -----------  ---------
                                                                                 (In Thousands)
NET INCOME (LOSS)..................................................... $  91,268  $(1,344,397) $  24,355

OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments.....................................    35,775           --         --
   Deferred income tax expense on above changes.......................    (5,596)          --         --

   Net unrealized gains (losses) on all other invested assets arising
     during the current period - net of reclassification adjustments..   646,659     (298,969)  (272,723)
   Deferred income tax (expense) benefit on above changes.............  (226,331)     104,639     95,435

   Adjustment to deferred policy acquisition costs....................        --           --      4,218
   Deferred income tax expense on above changes.......................        --           --     (1,459)
                                                                       ---------  -----------  ---------
   OTHER COMPREHENSIVE INCOME (LOSS)..................................   450,507     (194,330)  (174,529)
                                                                       ---------  -----------  ---------
COMPREHENSIVE INCOME (LOSS)........................................... $ 541,775  $(1,538,727) $(150,174)
                                                                       =========  ===========  =========

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                  2009         2008        2007
                                                               ----------  -----------  ---------
                                                                         (In Thousands)
COMMON STOCK:
   Balance at beginning and end of year....................... $    4,884  $     4,884  $   4,884

ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year...............................  1,223,140      308,585    302,283
       Capital contributions from Parent (see Note 12)........     50,502      914,555      6,302
                                                               ----------  -----------  ---------
   Balance at end of year.....................................  1,273,642    1,223,140    308,585
                                                               ----------  -----------  ---------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year...............................   (864,873)     479,524    607,703
       Cumulative effect of accounting change, net of tax.....    249,873           --     (2,534)
       Net income (loss)......................................     91,268   (1,344,397)    24,355
       Dividends..............................................         --           --   (150,000)
                                                               ----------  -----------  ---------
   Balance at end of year.....................................   (523,732)    (864,873)   479,524
                                                               ----------  -----------  ---------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year...............................   (186,912)       7,418    181,947
       Cumulative effect of accounting change, net of tax.....   (181,204)          --         --
       Other comprehensive income (loss)......................    450,507     (194,330)  (174,529)
                                                               ----------  -----------  ---------
   Balance at end of year.....................................     82,391     (186,912)     7,418
                                                               ----------  -----------  ---------
TOTAL SHAREHOLDER'S EQUITY.................................... $  837,185  $   176,239  $ 800,411
                                                               ==========  ===========  =========

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           STATEMENTS OF CASH FLOWS

                                                                                     Years ended December 31,
                                                                              -------------------------------------
                                                                                  2009         2008         2007
                                                                              -----------  -----------  -----------
                                                                                          (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)............................................................ $    91,268  $(1,344,397) $    24,355
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES:
Interest credited on policyholder contract deposits..........................     160,049      179,040      192,553
Fees charged for policyholder contract deposits..............................     (40,593)     (46,650)     (42,855)
Amortization of deferred policy acquisition costs............................      15,108       35,379       49,511
Net realized investment losses...............................................      31,186    1,409,217       97,580
Equity in income of partnerships and other invested assets...................     (11,999)      12,339      (25,807)
Depreciation and amortization................................................       1,114        1,516          420
Amortization (accretion) of net premium/discount on investments..............     (58,830)     (17,005)     (17,941)
Provision for deferred income taxes..........................................    (163,258)     104,639       95,435
CHANGE IN:
   Trading Securities, at fair value.........................................         993        8,435           --
   Accrued investment income.................................................       6,098        8,907        5,261
   Amounts due to/from related parties.......................................     (76,909)      26,852      (29,141)
   Reinsurance receivables...................................................       4,637           (1)      22,287
   Deferral of deferred policy acquisition costs.............................      (3,128)      (2,004)      (5,721)
   Income taxes currently receivable/payable.................................      95,281     (101,598)     (83,083)
   Other assets..............................................................      15,030          204        4,933
   Future policy benefits....................................................     (12,814)      62,712      180,521
   Other policyholders' funds................................................      (2,494)      (5,450)     117,018
   Other liabilities.........................................................     (11,391)      59,513       20,529
Other, net...................................................................         504      (33,874)     (10,031)
                                                                              -----------  -----------  -----------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............................. $    39,852  $   357,774  $   595,824
                                                                              -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities................................................. $(3,130,132) $(2,089,028) $(2,394,540)
   Equity securities.........................................................      (5,838)     (30,586)     (75,373)
   Mortgage and other loans..................................................      (1,480)     (51,614)     (76,891)
   Other investments, excluding short-term investments.......................    (107,260)    (145,100)     (65,726)
Sales of:
   Fixed maturity securities.................................................   3,070,876    2,380,301    2,055,727
   Equity securities.........................................................      10,296       27,426       64,762
   Other investments, excluding short-term investments.......................      48,957        9,211       45,081
Redemptions and maturities of:
   Fixed maturity securities.................................................     377,624      289,125      671,479
   Mortgage and other loans..................................................      18,787       42,341       67,115
   Other investments, excluding short-term investments.......................      47,506       23,449       36,549
Change in short-term investments.............................................    (215,746)     (96,861)     (12,486)
Change in securities lending invested collateral.............................          --    1,677,253     (837,104)
Other, net...................................................................          --           --          189
                                                                              -----------  -----------  -----------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES................... $   113,590  $ 2,035,917  $  (521,218)
                                                                              -----------  -----------  -----------

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                     STATEMENTS OF CASH FLOWS (Continued)

                                                                       Years ended December 31,
                                                                  ---------------------------------
                                                                     2009        2008        2007
                                                                  ---------  -----------  ---------
                                                                            (In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits.................................... $ 127,935  $    98,538  $ 206,492
Policyholder account withdrawals.................................  (314,966)    (615,319)  (936,035)
Net exchanges to/(from) variable accounts........................   (19,145)      (9,105)   (13,188)
Claims and annuity payments......................................    (1,706)     (15,692)     6,060
Change in securities lending payable.............................        --   (2,594,426)   830,802
Cash overdrafts..................................................     3,782       (3,308)    (8,958)
Cash capital contribution from Parent............................    50,000      735,686      6,302
Dividend paid to shareholder.....................................        --           --   (150,000)
                                                                  ---------  -----------  ---------
   NET CASH USED IN FINANCING ACTIVITIES......................... $(154,100) $(2,403,626) $ (58,525)
                                                                  ---------  -----------  ---------

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS................. $    (658) $    (9,935) $  16,081
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD.................     6,322       16,257        176
                                                                  ---------  -----------  ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD....................... $   5,664  $     6,322  $  16,257
                                                                  =========  ===========  =========
SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid (received)..................................... $  47,824  $    13,268  $ (10,041)
Interest received................................................ $  (1,141) $        --  $      --

Non-cash activity:
Capital contribution in the form of securities................... $      --  $   178,870  $      --
Capital contribution for equity compensation..................... $     502  $        --  $      --

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company of Delaware (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG"). Effective in the state of Delaware on December 8, 2009, the Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. This name change is subject to regulatory approval in all jurisdictions which is currently in process. The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

Prior to December 18, 2007, 79 percent of the outstanding stock of the Company was held by AIG. The remaining 21 percent of the Company's outstanding common stock was held by another AIG subsidiary, Commerce and Industry Insurance Company ("Commerce and Industry"), which is domiciled in New York. On
December 18, 2007, the shares of the Company owned by Commerce and Industry were sold to AIG and on December 31, 2007, 100 percent of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to the Parent, which is domiciled in Missouri. As a result of these transactions, 100 percent of the Company's outstanding common stock is owned by the Parent as of December 31, 2007.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 14 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in variable accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

The Company recorded the net effect of certain out of period adjustments which increased pretax income for 2009 by $8.4 million. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2009, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2009 out of period adjustments is as follows (in millions):

                                                     Total  2008  2007 Pre-2007
                                                    ------ ----- ----- --------
 Increase to pretax income.........................  $8.4  $2.5  $1.2    $4.7

Management believes these errors are immaterial to the financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life, variable products and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes, are recorded as a separate component of accumulated other comprehensive income
(loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 6 and 7. Realized and unrealized gains and losses on trading securities are reported in net investment income.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

Mortgage Loans Held for Investment

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Valuation Allowance

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss:
(i) individual loans that are specifically reserved ("specific loan loss allowance") and (ii) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the statements of income (loss).

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for related disclosures.

CASH AND CASH EQUIVALENTS

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


With respect to the Company's variable universal life policies, the assumption for the long-term growth of the variable account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

VARIABLE ACCOUNT ASSETS AND LIABILITIES

Variable account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Variable account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to variable accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits include liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Also included in future policy benefits is the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the statements of income (loss).

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in policyholders' funds are primarily unearned revenue reserves ("URR"), reserves for experience rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of gross profit margins to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying gross profit margins as DAC.

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the statements of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in insurance charges when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

Deferred Acquisition Costs

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

Uncertainty in Income Taxes

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional disclosures on this standard.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

Fair Value Option

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's financial condition and results of operations were not material.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Subsequent Events

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $68.7 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $249.9 million and an increase to accumulated other comprehensive loss of $181.2 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $278.8 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                                (Increase)
                                                                               Decrease to   Net Increase
                                                                  (Increase)   Accumulated      in the
                                                                  Decrease to     Other        Company's
                                                                  Accumulated Comprehensive  Shareholder's
                                                                    Deficit        Loss         Equity
                                                                  ----------- -------------- -------------
                                                                              (In Thousands)
Net effect of the increase in amortized cost of available for
  sale fixed maturity securities.................................  $278,777     $(278,777)      $    --
Net effect on deferred income tax assets.........................   (28,904)       97,573        68,669
                                                                   --------     ---------       -------
Net increase in the Company's shareholder's equity...............  $249,873     $(181,204)      $68,669
                                                                   ========     =========       =======

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or
(ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company has assessed and has determined that the standard did not have a material effect on its financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Amounts related to the Company's financial instruments are as follows:

                                                       2009                   2008
                                               --------------------- -----------------------
                                                Carrying              Carrying
                                                 Amount   Fair Value   Amount     Fair Value
                                               ---------- ---------- -----------  ----------
                                                              (In Thousands)
ASSETS
Fixed maturity securities, available for sale. $5,705,261 $5,705,261  $5,304,351 $5,304,351
Fixed maturity securities, trading............     29,672     29,672      30,665     30,665
Equity securities, available for sale.........     16,629     16,629      12,887     12,887
Mortgage and other loans receivable...........    512,594    485,098     530,636    530,661
Policy loans..................................    257,080    257,080     239,467    239,467
Partnerships and other invested assets........    162,970    162,970     165,103    165,103
Short-term investments........................    379,409    379,409     163,663    163,663
Derivative assets.............................      2,043      2,043      12,467     12,467
Accrued investment income.....................     78,899     78,899      84,997     84,997
Variable account assets.......................  2,073,841  2,073,841   2,120,042  2,120,042
LIABILITIES
Policyholder contract deposits................  1,198,465  1,259,643   1,496,153  1,591,971
Derivative liabilities........................     14,830     14,830      15,313     15,313

Fixed Maturity Securities, Equity Securities and Trading Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction price of $39.1 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Mortgage and Other Loans Receivable

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Accrued Investment Income

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Variable Account Assets

Variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Policyholder Contract Deposits

Fair value for policyholder contract deposits associated with investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

Recurring Fair Value Measurements

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2009                                                  Level 1    Level 2   Level 3  Total Fair Value
--------------------                                                 ---------- ---------- -------- ----------------
                                                                                     (In Thousands)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations...................................... $    9,452 $   60,305 $     --    $   69,757
   Foreign government...............................................         --     25,098       --        25,098
   States, territories & political subdivisions.....................         --     29,905       --        29,905
   Corporate securities.............................................         --  4,382,030  189,488     4,571,518
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities.......................         --    330,066  328,581       658,647
       Commercial mortgage-backed securities........................         --    129,575  125,551       255,126
       Collateralized debt obligation / Asset backed securities.....         --     49,764   45,446        95,210
                                                                     ---------- ---------- --------    ----------
Total fixed maturity securities, available for sale.................      9,452  5,006,743  689,066     5,705,261
                                                                     ---------- ---------- --------    ----------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and collateralized:
       Collateralized debt obligation / Asset backed securities.....         --         --   29,672        29,672
                                                                     ---------- ---------- --------    ----------
Total fixed maturity securities, trading............................         --         --   29,672        29,672
                                                                     ---------- ---------- --------    ----------
Equity securities, available for sale:
   Common stocks....................................................      9,095         --      697         9,792
   Preferred stocks.................................................         --      6,837       --         6,837
                                                                     ---------- ---------- --------    ----------
Total equity securities, available for sale.........................      9,095      6,837      697        16,629
                                                                     ---------- ---------- --------    ----------
Partnerships and other invested assets..............................         --      4,118   67,559        71,677
Short-term investments..............................................     28,392    230,600       --       258,992
Derivative assets...................................................         --      2,043       --         2,043
Variable account assets.............................................  1,533,913    539,928       --     2,073,841
                                                                     ---------- ---------- --------    ----------
       Total........................................................ $1,580,852 $5,790,269 $786,994    $8,158,115
                                                                     ---------- ---------- --------    ----------
LIABILITIES:
Derivative liabilities.............................................. $       -- $   14,830 $     --    $   14,830

At December 31, 2008                                                  Level 1    Level 2   Level 3  Total Fair Value
--------------------                                                 ---------- ---------- -------- ----------------
                                                                                     (In Thousands)
ASSETS:
Fixed maturity securities, available for sale....................... $    6,951 $4,570,467 $726,933    $5,304,351
Fixed maturity securities, trading..................................         --         --   30,665        30,665
Equity securities, available for sale...............................      4,609      7,675      603        12,887
Partnerships and other invested assets..............................         --      8,749   67,832        76,581
Derivative assets...................................................         --     12,467       --        12,467
Variable account assets.............................................  1,580,371    539,671       --     2,120,042
                                                                     ---------- ---------- --------    ----------
   Total............................................................ $1,591,931 $5,139,029 $826,033    $7,556,993
                                                                     ---------- ---------- --------    ----------
LIABILITIES:
Derivative liabilities.............................................. $       -- $   15,313 $     --    $   15,313

At December 31, 2009 and 2008, Level 3 assets were 8.3 percent and 9.1 percent of total assets, respectively. There were no Level 3 liabilities in either period.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following tables present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2009 and 2008:

                                                                                                                   Changes in
                                                       Net Realized                                                Unrealized
                                                           and                                                        Gains
                                                        Unrealized                Purchases,                       (Losses) on
                                                          Gains      Accumulated    Sales,                         Instruments
                                           Balance at    (Losses)       Other      Issuances            Balance at   Held at
                                          Beginning of included in  Comprehensive     and     Transfers   End of     End of
Twelve Months Ended December 31, 2009        Period     Income (a)  Income (Loss) Settlements In (Out)    Period     Period
-------------------------------------     ------------ ------------ ------------- ----------- --------- ---------- -----------
                                                                             (In Thousands)
ASSETS:
Fixed maturity securities, available
  for sale:
   Corporate securities..................  $  259,175   $    (359)    $ 55,778     $ (83,339) $(41,767)  $189,488    $    --
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed
         securities......................     319,461      (6,747)       3,926        14,511    (2,570)   328,581         --
       Commercial mortgage-backed
         securities......................      87,646       2,135       16,534        (8,797)   28,033    125,551         --
       Collateralized debt
         obligation / Asset backed
         securities......................      60,651     (14,680)      28,927       (33,917)    4,465     45,446         --
                                           ----------   ---------     --------     ---------  --------   --------    -------
Total fixed maturity securities,
  available for sale.....................     726,933     (19,651)     105,165      (111,542)  (11,839)   689,066         --
                                           ----------   ---------     --------     ---------  --------   --------    -------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and
     collateralized:
       Collateralized debt
         obligation / Asset backed
         securities......................      30,665      (2,421)          --         1,428        --     29,672     (2,421)
                                           ----------   ---------     --------     ---------  --------   --------    -------
Total fixed maturity securities,
  trading................................      30,665      (2,421)          --         1,428        --     29,672     (2,421)
                                           ----------   ---------     --------     ---------  --------   --------    -------
Equity securities, available for
  sale:
   Common stocks.........................         603         (21)          14           101        --        697         --
                                           ----------   ---------     --------     ---------  --------   --------    -------
Total equity securities, available
  for sale...............................         603         (21)          14           101        --        697         --
                                           ----------   ---------     --------     ---------  --------   --------    -------
Partnerships and other invested
  assets.................................      67,832      (9,737)       4,959         4,505        --     67,559         --
                                           ----------   ---------     --------     ---------  --------   --------    -------
       Total.............................  $  826,033   $ (31,830)    $110,138     $(105,508) $(11,839)  $786,994    $(2,421)
                                           ----------   ---------     --------     ---------  --------   --------    -------

                                                                                                                   Changes in
                                                       Net Realized                                                Unrealized
                                                           and                                                        Gains
                                                        Unrealized                Purchases,                       (Losses) on
                                                          Gains      Accumulated    Sales,                         Instruments
                                           Balance at    (Losses)       Other      Issuances            Balance at   Held at
                                          Beginning of included in  Comprehensive     and     Transfers   End of     End of
Twelve Months Ended December 31, 2008        Period     Income (a)  Income (Loss) Settlements In (Out)    Period     Period
-------------------------------------     ------------ ------------ ------------- ----------- --------- ---------- -----------
                                                                             (In Thousands)
ASSETS:
Fixed maturity securities, available
  for sale...............................  $  652,450   $ (66,056)    $ (4,873)    $ (34,722) $180,134   $726,933    $    --
Fixed maturity securities, trading.......          --      (8,435)          --        39,100        --     30,665     (8,435)
Equity securities, available for sale....         160        (723)      (7,842)       (6,788)   15,796        603         --
Partnerships and other invested
  assets.................................      41,392      (4,449)      (1,218)       32,107        --     67,832         --
Securities lending invested
  collateral.............................     408,834    (252,086)      67,457      (474,886)  250,681         --         --
                                           ----------   ---------     --------     ---------  --------   --------    -------
       Total.............................  $1,102,836   $(331,749)    $ 53,524     $(445,189) $446,611   $826,033    $(8,435)
                                           ----------   ---------     --------     ---------  --------   --------    -------

--------
(a)Net realized gains and losses related to Level 3 items shown above are reported in the statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of variable account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the tables above.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Option - Fixed Maturity Securities, Trading

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value accounting, in accordance with the Fair Value Option accounting standard adopted on January 1, 2008, for its economic interest in ML II. The Company recorded losses of $2.4 million and $8.4 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                                 Other-Than-
                                                                      Cost or     Gross      Gross                Temporary
                                                                     Amortized  Unrealized Unrealized            Impairments
                                                                       Cost       Gains      Losses   Fair Value in AOCI (a)
                                                                     ---------- ---------- ---------- ---------- -----------
                                                                                         (In Thousands)
December 31, 2009
Fixed maturities
   U.S. government obligations...................................... $   60,790  $  9,175  $    (208) $   69,757  $     --
   Foreign government...............................................     25,666     1,438     (2,006)     25,098        --
   States, territories & political subdivisions.....................     31,046        28     (1,169)     29,905        --
   Corporate securities.............................................  4,310,906   340,004    (79,392)  4,571,518     7,855
   Mortgage-backed, asset-backed and collateralized:................
       Residential mortgage-backed securities.......................    687,784    31,229    (60,366)    658,647    (3,710)
       Commercial mortgage-backed securities........................    364,480     2,939   (112,293)    255,126   (22,704)
       Collateralized debt obligation / Asset backed securities.....    116,804     5,108    (26,702)     95,210     5,108
                                                                     ----------  --------  ---------  ----------  --------
Total fixed maturities..............................................  5,597,476   389,921   (282,136)  5,705,261   (13,451)
Equity securities:
   Common stocks....................................................      7,755     2,208       (171)      9,792        --
   Preferred stocks.................................................      4,986     1,860         (9)      6,837        --
                                                                     ----------  --------  ---------  ----------  --------
Total equity securities.............................................     12,741     4,068       (180)     16,629        --
                                                                     ----------  --------  ---------  ----------  --------
Total............................................................... $5,610,217  $393,989  $(282,316) $5,721,890  $(13,451)
                                                                     ==========  ========  =========  ==========  ========

--------
(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                      Cost or     Gross      Gross
                                                                     Amortized  Unrealized Unrealized
                                                                       Cost       Gains      Losses   Fair Value
                                                                     ---------- ---------- ---------- ----------
                                                                                   (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations...................................... $   58,457  $ 13,105  $     (40) $   71,522
   Foreign government...............................................     22,962     2,745        (24)     25,683
   States, territories & political subdivisions.....................     11,049         1       (248)     10,802
   Corporate securities.............................................  4,362,333   134,874   (330,878)  4,166,329
   Mortgage-backed, asset-backed and collateralized:................
       Residential mortgage-backed securities.......................    689,875    26,675    (51,480)    665,070
       Commercial mortgage-backed securities........................    321,775     1,648    (45,806)    277,617
       Collateralized debt obligation / Asset backed securities.....     92,925     1,323    (24,774)     69,474
   Affiliated securities............................................     29,890        --    (12,036)     17,854
                                                                     ----------  --------  ---------  ----------
Total fixed maturities..............................................  5,589,266   180,371   (465,286)  5,304,351
Equity securities:
   Common stocks....................................................      8,727        --     (3,514)      5,213
   Preferred stocks.................................................      6,272     1,402         --       7,674
                                                                     ----------  --------  ---------  ----------
Total equity securities.............................................     14,999     1,402     (3,514)     12,887
                                                                     ----------  --------  ---------  ----------
Total............................................................... $5,604,265  $181,773  $(468,800) $5,317,238
                                                                     ==========  ========  =========  ==========

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's gross unrealized losses and fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                                            Less than 12 Months    12 Months or More           Total
                                                           --------------------  --------------------  --------------------
                                                                      Unrealized            Unrealized            Unrealized
                                                           Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
                                                           ---------- ---------- ---------- ---------- ---------- ----------
                                                                                    (In Thousands)
December 31, 2009
Fixed maturities
   U.S. government obligations............................ $   25,913 $    (208)  $     --  $      --  $   25,913 $    (208)
   Foreign government.....................................     17,523    (2,006)        --         --      17,523    (2,006)
   States, territories & political subdivisions...........     19,404      (889)     4,720       (280)     24,124    (1,169)
   Corporate securities...................................    707,554   (29,970)   479,148    (49,422)  1,186,702   (79,392)
   Mortgage-backed, asset-backed and
     collateralized:......................................
       Residential mortgage-backed securities.............     78,513   (12,526)   198,766    (47,840)    277,279   (60,366)
       Commercial mortgage-backed securities..............     88,661   (99,960)    68,696    (12,333)    157,357  (112,293)
       Collateralized debt obligation / Asset backed
         securities.......................................     29,248   (12,992)    59,275    (13,710)     88,523   (26,702)
                                                           ---------- ---------   --------  ---------  ---------- ---------
Total fixed maturities....................................    966,816  (158,551)   810,605   (123,585)  1,777,421  (282,136)
Equity securities:
       Common stocks......................................        457      (171)        --         --         457      (171)
       Preferred stocks...................................      3,753        (9)        --         --       3,753        (9)
                                                           ---------- ---------   --------  ---------  ---------- ---------
Total equity securities...................................      4,210      (180)        --         --       4,210      (180)
                                                           ---------- ---------   --------  ---------  ---------- ---------
Total..................................................... $  971,026 $(158,731)  $810,605  $(123,585) $1,781,631 $(282,316)
                                                           ========== =========   ========  =========  ========== =========

                                                            Less than 12 Months    12 Months or More           Total
                                                           --------------------  --------------------  --------------------
                                                                      Unrealized            Unrealized            Unrealized
                                                           Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
                                                           ---------- ---------- ---------- ---------- ---------- ----------
                                                                                    (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations............................ $    1,221 $     (40)  $     --  $      --  $    1,221 $     (40)
   Foreign government.....................................      1,633       (24)        --         --       1,633 $     (24)
   States, territories & political subdivisions...........      5,801      (248)        --         --       5,801      (248)
   Corporate securities...................................  1,702,902  (210,970)   602,787   (119,908)  2,305,689  (330,878)
   Mortgage-backed, asset-backed and
     collateralized:......................................
       Residential mortgage-backed securities.............    158,121   (22,108)   105,937    (29,372)    264,058   (51,480)
       Commercial mortgage-backed securities..............     89,313       122     76,507    (45,928)    165,820   (45,806)
       Collateralized debt obligation / Asset backed
         securities.......................................     38,453   (21,405)    17,089     (3,369)     55,542   (24,774)
   Affiliated securities..................................         --        --     17,854    (12,036)     17,854   (12,036)
                                                           ---------- ---------   --------  ---------  ---------- ---------
Total fixed maturities....................................  1,997,444  (254,673)   820,174   (210,613)  2,817,618  (465,286)
Equity securities:
       Common stocks......................................      5,212    (3,514)        --         --       5,212    (3,514)
                                                           ---------- ---------   --------  ---------  ---------- ---------
Total equity securities...................................      5,212    (3,514)        --         --       5,212    (3,514)
                                                           ---------- ---------   --------  ---------  ---------- ---------
Total..................................................... $2,002,656 $(258,187)  $820,174  $(210,613) $2,822,830 $(468,800)
                                                           ========== =========   ========  =========  ========== =========

As of December 31, 2009, the Company held 429 individual fixed maturity and equity securities that were in an unrealized loss position, of which 158 individual securities were in a continuous unrealized loss position for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009:

                                                        Total Fixed Maturity Available for
                                                              Sale Securities
                                                        ----------------------------------
                                                        Amortized Cost      Fair Value
                                                        --------------      ------------
                                                              (In Thousands)
Due in one year or less................................  $     59,503      $     61,120
Due after one year through five years..................       914,594           960,574
Due after five years through ten years.................     1,195,987         1,253,620
Due after ten years....................................     2,258,324         2,420,964
Mortgage-backed securities.............................     1,169,068         1,008,983
                                                         ------------       ------------
Total fixed maturity securities available for sale.....  $  5,597,476      $  5,705,261
                                                         ============       ============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2009, the Company's investments included one investment with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. The investment was in a short-term money market investment of $373.1 million. In 2008, there were two investments exceeding 10 percent. These investments were in short-term investments and highly rated corporate bonds.

At December 31, 2009, $3.2 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Trading Securities

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of the RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized losses included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $2.4 million and $8.4 million, respectively. The Company did not have any trading securities in 2007.

See Note 7 herein for additional information regarding AIG's U.S. Securities Lending Program ("the Securities Lending Program") and the sale of the RMBS to ML II.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $487.5 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State         # of Loans Amount * Apartments Offices  Retails Industrials Hotels  Others  % of Total
-----         ---------- -------- ---------- -------- ------- ----------- ------- ------- ----------
                                                 ($ in Thousands)
California...     14     $107,120  $13,787   $ 35,352 $    --   $23,640   $    -- $34,341    22.0%
New York.....      6       89,330   18,196     64,827   6,307        --        --      --    18.3%
New Jersey...      4       44,276   29,770         --  14,506        --        --      --     9.1%
Tennessee....      3       31,629       --      6,858  24,771        --        --      --     6.5%
Florida......      3       30,619       --     14,857  15,762        --        --      --     6.3%
Other states.     25      184,558   22,762     75,090  10,985    23,978    47,217   4,526    37.8%
                  --     --------  -------   -------- -------   -------   ------- -------   -----
   Total.....     55     $487,532  $84,515   $196,984 $72,331   $47,618   $47,217 $38,867   100.0%
                  ==     ========  =======   ======== =======   =======   ======= =======   =====

--------
*  Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                        2009 2008 2007
                                                        ---- ---- ----
                                                        (In Thousands)
          Allowance, beginning of year................. $ -- $--  $--
             Additions to allowance for losses.........  579  --   --
             Charge-offs, net of recoveries............   --  --   --
                                                        ---- ---  ---
          Allowance, end of year....................... $579 $--  $--
                                                        ==== ===  ===

The Company did not have any impaired mortgage loans as of December 31, 2009 and 2008, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                 2009      2008      2007
                                               --------  --------  --------
                                                      (In Thousands)
    Investment income:
       Fixed maturities....................... $414,412  $432,622  $476,371
       Equity securities......................      810     1,141     1,323
       Mortgage and other loans...............   40,962    34,257    37,067
       Policy loans...........................   18,965    12,238    14,554
       Investment real estate.................    4,282    (3,558)    6,483
       Partnerships and other invested assets.   11,373   (14,153)   31,562
       Securities lending.....................      382    16,247     2,102
       Other investment income................    1,825     5,582     4,440
                                               --------  --------  --------
    Gross investment income...................  493,011   484,376   573,902
    Investment expenses.......................   (9,817)     (893)  (13,003)
                                               --------  --------  --------
    Net investment income..................... $483,194  $483,483  $560,899
                                               ========  ========  ========

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The carrying value of investments that produced no investment income during 2009 was $63.2 million, which is less than 0.9 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                          2009        2008       2007
                                                        --------  -----------  --------
                                                                 (In Thousands)
Sales of fixed maturity securities, available for sale:
   Gross gains......................................... $102,616  $   100,513  $ 26,289
   Gross losses........................................  (37,892)    (165,036)  (30,347)
Sales of equity securities, available for sale:
   Gross gains.........................................    1,555        1,212     1,162
   Gross losses........................................     (844)         (57)       --
Partnerships and other invested assets:
   Gross gains.........................................    2,503           --     7,517
   Gross losses........................................  (11,625)      (6,795)   (1,313)
Derivatives:
   Gross gains.........................................       --       45,872     8,177
   Gross losses........................................  (15,054)     (75,715)   (4,386)
Securities lending collateral, including
  other-than-temporary impairments.....................     (835)    (870,817)  (39,151)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available
     for sale securities...............................  (60,580)    (438,394)  (65,528)
   Portion of other-than-temporary impairments on
     available for sale fixed maturity securities
     recognized in accumulated other comprehensive
     income (loss).....................................   (1,979)          --        --
                                                        --------  -----------  --------
Net other-than-temporary impairments on available for
  sale securities recognized in net income (loss)......  (62,559)    (438,394)  (65,528)
Other-than-temporary impairments on all other
  investments..........................................   (9,051)          --        --
                                                        --------  -----------  --------
Net realized investment losses before taxes............ $(31,186) $(1,409,217) $(97,580)
                                                        ========  ===========  ========

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company at December 31, 2009:

                                                                                                         (In Thousands)
                                                                                                         --------------
NINE MONTHS ENDED DECEMBER 31, 2009
Balance, March 31, 2009.................................................................................    $     --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of new other-than-temporary
     impairement standard...............................................................................      90,041
   Credit impairments on new securities subject to impairment losses....................................       6,143
   Additional credit impairments on previously impaired securities......................................      16,744
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell.     (14,037)
   Accretion on securities previously impaired due to credit............................................      (5,137)
                                                                                                            --------
Balance, December 31, 2009..............................................................................    $ 93,754
                                                                                                            ========

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                 (In Thousands)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................  $    --    $    --   $204,535    $ 8,781
   Foreign exchange contracts......................   16,891      2,043     38,083      6,049
                                                     -------    -------   --------    -------
Total derivatives..................................  $16,891    $ 2,043   $242,618    $14,830
                                                     =======    =======   ========    =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                 (In Thousands)
December 31, 2008
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................  $    --    $    --   $204,535    $11,724
   Foreign exchange contracts......................   55,000     12,467     23,083      3,589
                                                     -------    -------   --------    -------
Total derivatives..................................  $55,000    $12,467   $227,618    $15,313
                                                     =======    =======   ========    =======

--------
(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(b)Fair value amounts are shown before the effects of counterparty adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company's interest rate contracts include interest rate swaps. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the balance sheets at fair value as follows:

                                                     2009      2008
                                                   --------  --------
                                                     (In Thousands)
          Derivative assets....................... $  2,043  $ 12,467
          Derivative liabilities..................  (14,830)  (15,313)
                                                   --------  --------
          Total net derivative liability.......... $(12,787) $ (2,846)
                                                   ========  ========

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, in net realized investment gains (losses) in the statements of income (loss):

                                                     2009      2008      2007
                                                   --------  --------  -------
                                                          (In Thousands)
Derivatives not designated as hedging instruments
   Interest rate contracts........................ $ (3,529) $ 13,321  $ 6,622
   Foreign exchange contracts.....................  (11,525)   24,832   (2,831)
   Other contracts................................       --   (67,996)      --
                                                   --------  --------  -------
Total............................................. $(15,054) $(29,843) $ 3,791
                                                   ========  ========  =======

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $14.5 million and $14.0 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

The accounting standard related to the consolidation of variable interest entities provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company had no off balance sheet exposure associated with VIEs at December 31, 2009 and 2008.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest and the Company's maximum exposure to loss associated with these VIEs:

                                              Maximum Exposure to
                                                     Loss
                                              -------------------
                                   Total VIE     Purchased and
                                    Assets    Retained Interests
                                  ----------- -------------------
                                          (In Thousands)
               December 31, 2009
               CDOs.............. $   236,769       $40,149
               Maiden Lane II....  15,911,177        29,672
                                  -----------       -------
               Total............. $16,147,946       $69,821
                                  ===========       =======
               December 31, 2008
               CDOs.............. $   305,900       $35,794
               Maiden Lane II....  19,190,000        30,665
                                  -----------       -------
               Total............. $19,495,900       $66,459
                                  ===========       =======

Balance Sheet Classification

The Company's interest in the assets of unconsolidated VIEs were classified on the Company's balance sheets as follows:

                                                 At December 31,
                                                 ---------------
                                                  2009    2008
                                                 ------- -------
                                                 (In Thousands)
               Assets:
                  Available for sale securities. $40,149 $35,794
                  Trading securities............  29,672  30,665
                                                 ------- -------
               Total assets..................... $69,821 $66,459
                                                 ======= =======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CDOs

The Company invests in CDOs. In CDO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                              (In Thousands)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II.................................   $ (85,358)
   Net realized losses on all other asset sales..............................     (86,097)
   Realized losses due to other-than-temporary declines in value.............    (699,363)
                                                                                ---------
       Total.................................................................   $(870,818)
                                                                                =========
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities...........................................   $ (12,556)
   Forward purchase commitments..............................................     (67,996)
                                                                                ---------
       Total.................................................................   $ (80,552)
                                                                                =========

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                                            December 31,
                                                                            --------------
                                                                            2009    2008
                                                                            ----   ------
                                                                            (In Thousands)
Undistributed Securities Lending Program assets, in short term investments. $--    $8,554
Receivable from affiliated Agent, in amounts due from related parties...... $--    $7,480

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

Maiden Lane II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month London Interbank Offered Rate ("LIBOR") plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

8. DEFERRED POLICY ACQUISITIONS COSTS

The following table summarizes the activity in DAC:

                                                                              2009      2008      2007
                                                                            --------  --------  --------
                                                                                   (In Thousands)
Balance at January 1....................................................... $132,682  $166,057  $205,679
   Deferrals...............................................................    3,128     2,004     5,671
   Accretion of interest/amortization......................................  (15,108)  (31,885)  (46,696)
   Effect of unlocking assumptions used in estimating future gross profits.       --    (3,494)   (1,834)
   Effect of realized gains on securities..................................       --        --      (981)
   Effect of unrealized losses on securities...............................       --        --     4,218
                                                                            --------  --------  --------
Balance at December 31..................................................... $120,702  $132,682  $166,057
                                                                            ========  ========  ========

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2009, there were no prospective unlockings implemented. In 2008 and 2007, DAC amortization increased due to unlocking of lapse assumptions on certain deferred annuity products.

During 2009, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system. There were no conversions implemented during 2009. During 2008, conversions represented approximately $1.6 billion of reserves and $9.1 million of DAC.

9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                  2009       2008
                                               ---------- ----------
                                                  (In Thousands)
           Future policy benefits:
              Ordinary life................... $   50,193 $   45,769
              Group life......................     20,836     20,180
              Life contingent annuities.......  1,441,443  1,428,480
              Terminal funding................  1,013,505  1,062,307
              Accident and health.............    174,069    162,478
                                               ---------- ----------
           Total.............................. $2,700,046 $2,719,214
                                               ========== ==========
           Policyholder contract deposits:
              Annuities....................... $1,062,110 $1,239,536
              Guaranteed investment contracts.    210,217    212,207
              Corporate-owned life insurance..  1,791,235  1,768,866
              Universal life..................    586,250    515,922
              Other contract deposits.........     19,417     21,123
                                               ---------- ----------
           Total.............................. $3,669,229 $3,757,654
                                               ========== ==========

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3.0 percent to 9.0 percent.

The liability for future policy benefits has been established based upon the following assumptions:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to
       9.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.6 percent and grade to not less than 1.3 percent.

    . Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 18.0 percent.

The liability for policyholder contract deposits has been established based on the following assumptions:

    . Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 4.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year. Withdrawal charges generally range from 0.0 percent to 6.0 percent, grading to zero over a period of 0 to 7 years.

    . Guaranteed investment contracts ("GICs") have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 1.2 percent to
       6.2 percent and maturities range from 1 to 8 years. The average maturity of these GICs is 1 year.

    . Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent, and the weighted average rate credited in 2009 was 4.9 percent.

    . The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to 6.5 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 1.9 percent of the fund balance and grade to zero over a period not longer than 20 years.

GMDB

Details concerning the Company's GMDB exposure (net of reinsurance) including a return of net deposits plus a minimum return as of December 31 were as follows:

                                                     2009          2008
                                                 ------------- -------------
                                                      ($ In Thousands)
   Account value................................ $     752,017 $     753,072
   Net amount at risk (a).......................        75,319       105,059
   Average attained age of contract holders.....            72            74
   Range of guaranteed minimum return rates.....  0.00%-10.00%  0.00%-10.00%

--------
(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits (net of reinsurance) on variable contracts. The gross reserve is reflected in the general account and reported in future policy benefits on the balance sheets:

                                                2009      2008
                                              --------  -------
                                                (In Thousands)
                Balance at January 1......... $    400  $   400
                Guaranteed benefits incurred.   23,978    1,649
                Guaranteed benefits paid.....  (22,172)  (1,649)
                                              --------  -------
                Balance at December 31....... $  2,206  $   400
                                              ========  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2009 and 2008:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 87.5 percent of the 1975-80 SOA Ultimate table.

    . Lapse rates vary by contract type and duration and range from 5 percent to 25 percent with an average of 15 percent.

    .  The discount rate was 8 percent.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2009, 2008 and 2007 were as follows:

                                                                                         Percentage
                                                                Assumed From             of Amount
                                                 Ceded to Other    Other                  Assumed
                                    Gross Amount   Companies     Companies   Net Amount    to Net
                                    ------------ -------------- ------------ ----------- ----------
                                                            (In Thousands)
December 31, 2009
Life insurance in force............ $40,701,817   $16,971,611     $112,085   $23,842,291    0.47%
                                    ===========   ===========     ========   ===========
Premiums:
   Life insurance and annuities....      95,994        67,078       (1,000)       27,916   -3.58%
   Accident and health insurance...     198,399       117,672           --        80,727    0.00%
                                    -----------   -----------     --------   -----------
Total premiums..................... $   294,393   $   184,750     $ (1,000)  $   108,643   -0.92%
                                    ===========   ===========     ========   ===========
December 31, 2008
Life insurance in force............ $45,342,380   $17,166,796     $     --   $28,175,584    0.00%
                                    ===========   ===========     ========   ===========
Premiums:
   Life insurance and annuities....     205,351        62,192           --       143,159    0.00%
   Accident and health insurance...     281,182       203,994           --        77,188    0.00%
                                    -----------   -----------     --------   -----------
Total premiums..................... $   486,533   $   266,186     $     --   $   220,347    0.00%
                                    ===========   ===========     ========   ===========
December 31, 2007
Life insurance in force............ $46,585,927   $ 9,389,673     $     --   $37,196,254    0.00%
                                    ===========   ===========     ========   ===========
Premiums:
   Life insurance and annuities....     265,561        57,473           --       208,088    0.00%
   Accident and health insurance...     331,267       266,976           --        64,291    0.00%
                                    -----------   -----------     --------   -----------
Total premiums..................... $   596,828   $   324,449     $     --   $   272,379    0.00%
                                    ===========   ===========     ========   ===========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $12.9 million at December 31, 2009 and 2008. Reinsurance recoverable on unpaid losses was approximately $22.9 million, and $21.8 million at December 31, 2009 and 2008, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $152.9 million, $208.2 million and $210.6 million for the years ended 2009, 2008 and 2007 respectively.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

Effective July 1, 2009, the Company entered into an inter-company reinsurance agreement with Delaware American Life Insurance Company ("DelAm"), an affiliate, to assume, on a 100 percent coinsurance basis, all ordinary life and annuity business. As part of this treaty, the net benefits and claims settlement payments payable by the Company

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

were assumed and the reinsured contracts will be administered by the Company in accordance with the Administrative Service Agreement dated July 1, 2009.

During 2009, the Company fully terminated and recaptured its reinsurance contract with American International Assurance Company, an affiliate of the company. The recapture resulted in a loss of $0.1 million.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $122.0 million at December 31, 2009. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements, and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the U.S. Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

settlements, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                                  2009       2008       2007
                                                               ---------  ---------  ---------
                                                                        (In Thousands)
Cash from Parent.............................................. $  50,000  $  50,000  $      --
Contributions related to Securities Lending Program...........        --    685,685      6,302
                                                               ---------  ---------  ---------
       Total cash contributions...........................        50,000    735,685      6,302
Contributions of securities at fair value.....................        --    178,870         --
All other non cash contributions..............................       502         --         --
                                                               ---------  ---------  ---------
       Total capital contributions........................     $  50,502  $ 914,555  $   6,302
                                                               =========  =========  =========

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                  2009       2008       2007
                                                               ---------  ---------  ---------
                                                                        (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains..................................... $ 393,989  $ 181,773  $ 295,894
   Gross unrealized losses....................................  (282,316)  (468,800)  (285,170)
Net unrealized gains (losses) on other invested assets........     4,427       (531)       688
Deferred federal and state income tax benefit (expense).......   (33,709)   100,646     (3,994)
                                                               ---------  ---------  ---------
   Accumulated other comprehensive income (loss) (a).......... $  82,391  $(186,912) $   7,418
                                                               =========  =========  =========

--------
(a)Includes a decrease of $181.2 million related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Delaware Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Delaware without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2010 without prior approval of the Insurance Commissioner as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                           2009       2008      2007
                                         --------  ---------  --------
                                                (In Thousands)
          Statutory net income (loss)... $(23,177) $(879,252) $ 37,687
          Statutory capital and surplus. $454,784  $ 360,687  $444,806

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                  2009       2008      2007
                                                --------  ---------  --------
                                                        (In Thousands)
  Current...................................... $ 56,746  $(319,589) $ 23,694
  Deferred.....................................  (78,801)   336,597   (19,967)
                                                --------  ---------  --------
  Total income tax expense (benefit)........... $(22,055) $  17,008  $  3,727
                                                ========  =========  ========

The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                  2009       2008      2007
                                                --------  ---------  -------
                                                       (In Thousands)
  US federal income tax (benefit) at statutory
    rate....................................... $ 24,224  $(464,587) $ 9,829
  Adjustments:
     Valuation allowance.......................  (45,757)   486,481       --
     State income tax..........................    1,294        (73)    (981)
     Dividends received deduction..............   (1,895)    (2,453)  (2,750)
     IRS audit settlements.....................      513     (1,882)  (2,379)
     Prior year corrections....................     (374)      (529)       8
     Other credits, taxes and settlements......      (60)        51       --
                                                --------  ---------  -------
  Total income tax expense (benefit)........... $(22,055) $  17,008  $ 3,727
                                                ========  =========  =======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                              2009       2008
                                                                           ---------  ---------
                                                                              (In Thousands)
Deferred tax assets:
   Excess capital losses and other tax carryovers......................... $ 335,119  $ 319,656
   Basis differential of investments......................................    63,834    215,427
   Net unrealized losses on debt and equity securities available for sale.        --    100,662
   State deferred tax benefits............................................        --        619
   Policy reserves........................................................    49,928         --
   Other..................................................................     7,609         --
                                                                           ---------  ---------
   Total deferred tax assets before valuation allowance...................   456,490    636,364
   Valuation allowance....................................................  (365,130)  (486,481)
                                                                           ---------  ---------
   Total deferred tax assets..............................................    91,360    149,883
                                                                           ---------  ---------
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs......................................   (42,247)   (46,439)
   Net unrealized gains on debt and equity securities available for sale..   (40,635)        --
   State deferred tax liabilities.........................................      (410)        --
   Policy reserves........................................................        --    (21,088)
   Other..................................................................        --     (5,294)
                                                                           ---------  ---------
   Total deferred tax liabilities.........................................   (83,292)   (72,821)
                                                                           ---------  ---------
Net deferred tax asset.................................................... $   8,068  $  77,062
                                                                           =========  =========

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $901 million.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $456.5 million and concluded a $365.1 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and the United States Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                               2009    2008
                                                              -------  ----
                                                              (In Thousands)
      Gross unrecognized tax benefits at beginning of period. $    --  $--
         Increases in tax positions for prior years..........  11,645   --
                                                              -------  ---
      Gross unrecognized tax benefits at end of period....... $11,645  $--
                                                              =======  ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009 and 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $11.6 million and $0 million respectively. As of December 31, 2009 and 2008, there were no amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31 2009 and 2008, the Company had not accrued for the payment of interest (net of federal benefit) and penalties. For the year ended December 31, 2008, the Company did not recognize an expense of interest (net of federal benefit) or penalties in the statements of income
(loss).

The IRS is currently examining the Company's tax returns for the taxable years 2003 to 2005. Although the final outcome of any issues raised in the examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2009 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the Department of the Treasury.

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR. AIG also entered into a purchase agreement with the Department of the Treasury pursuant to which, among other things, AIG issued and sold to the Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company) and will continue to own these companies for the foreseeable future.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Additional information on AIG is publicly available in its regulatory filings with the SEC. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $117.7 million, $202.1 million and $263.7 million for the years ended December 31, 2009, 2008 and 2007, respectively. Commission ceded to affiliates was $8.9 million, $18.1 million and $17.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Please see Note 10 for information related to the Company's coinsurance/modified coinsurance agreement with AIGB and the coinsurance agreement with DelAm.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2009, 2008 and 2007, the Company was charged $57.1 million, $45.6 million and $45.1 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2009 and 2008 were not material.

Notes of Affiliates

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $29.9 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $0.7 million, $1.7 million and $1.7 million on the Notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

Agreements with Affiliates

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds as the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce it rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $876.5 million and $894.6 million at December 31, 2009 and 2008, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, Pa.

                                NAIC CODE: 19445

                      STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, Pa.

                      STATUTORY BASIS FINANCIAL STATEMENTS
                         DECEMBER 31, 2009 2008 AND 2007

                                TABLE OF CONTENTS
                                -----------------

Report of Independent Auditors...............................................  2

Statements of Admitted Assets................................................  3

Statements of Liabilities, Capital and Surplus...............................  4

Statements of Income and Changes in Capital and Surplus......................  5

Statements of Cash Flow......................................................  6

Notes to Statutory Basis Financial Statements................................  7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2009 and 2008 and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10 and SSAP No. 43 - Revised Loan-backed and Structured Securities. The Company has reflected the effects of these adoptions within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

May 3, 2010

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                             2009           2008
------------------------------------------------------------------------   -----------    -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $12,919,764;
      2008 - $12,050,220)                                                  $12,579,023    $12,882,016
   Stocks:
      Common stocks, at market value adjusted for non admitted assets
         (cost: 2009 - $2,047,239; 2008 - $3,311,013)                        6,984,703      8,904,447
      Preferred stocks, primarily at carrying value (cost: 2009 - $939;
         2008 - $2,027,448)                                                        868      2,022,748
   Other invested assets, primarily at equity (cost: 2009 - $2,520,966;
      2008 - $2,353,985)                                                     2,982,542      2,745,371
   Short-term investments, at amortized cost (approximates market value)     2,107,181      1,060,462
   Receivable for securities                                                       479          6,702
   Overdraft                                                                  (210,789)      (121,154)
                                                                           -----------    -----------
         TOTAL CASH AND INVESTED ASSETS                                     24,444,007     27,500,592
                                                                           -----------    -----------
Investment income due and accrued                                              203,895        185,779
Agents' balances or uncollected premiums:
   Premiums in course of collection                                            443,245        733,603
   Premiums and installments booked but deferred and not yet due               407,860        431,375
   Accrued retrospective premiums                                            1,589,026      1,643,235
Amounts billed and receivable from high deductible policies                     13,004         24,378
Reinsurance recoverable on loss payments                                       498,748        679,579
Funds held by or deposited with reinsurers                                      25,712         27,005
Deposit accounting assets                                                        1,684        559,534
Deposit accounting assets - funds held                                          93,433         93,433
Federal and foreign income taxes recoverable from affiliate                    261,158             --
Net deferred tax assets                                                        687,298        363,447
Receivable from parent, subsidiaries and affiliates                          2,440,086        434,803
Equities in underwriting pools and associations                                613,296        718,937
Other admitted assets                                                          286,425        165,238
                                                                           -----------    -----------
         TOTAL ADMITTED ASSETS                                             $32,008,877    $33,560,936
                                                                           ===========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                        2009           2008
-------------------------------------------------------------------   -----------    -----------
                            Liabilities
                            -----------
Reserves for losses and loss adjustment expenses                      $13,570,308    $13,354,448
Unearned premium reserves                                               3,532,266      3,827,773
Commissions, premium taxes, and other expenses payable                    224,027        320,011
Reinsurance payable on paid loss and loss adjustment expenses             221,875        508,685
Funds held by company under reinsurance treaties                          157,702        179,991
Provision for reinsurance                                                  93,549        100,847
Ceded reinsurance premiums payable, net of ceding commissions             302,391        469,110
Retroactive reinsurance reserves - assumed                                  7,357          7,372
Retroactive reinsurance reserves - ceded                                   (2,140)        (5,179)
Deposit accounting liabilities                                            188,394        198,765
Deposit accounting liabilities - funds held                                    --        510,960
Collateral deposit liability                                              445,678        575,926
Payable to parent, subsidiaries and affiliates                            328,754      1,304,782
Current federal and foreign income taxes payable to affiliates                 --        167,471
Other liabilities                                                         280,356        214,551
                                                                      -----------    -----------
   TOTAL LIABILITIES                                                   19,350,517     21,735,513
                                                                      -----------    -----------
                        Capital and Surplus
                        -------------------
Common capital stock, $5.00 par value, 1,000,000 shares authorized;
   895,750 shares issued and outstanding                                    4,479          4,479
Capital in excess of par value                                          5,290,047      4,119,285
Unassigned surplus                                                      7,120,540      7,699,214
Special surplus tax - SSAP 10R                                            242,874             --
Special surplus funds from retroactive reinsurance                            420          2,445
                                                                      -----------    -----------
   TOTAL CAPITAL AND SURPLUS                                           12,658,360     11,825,423
                                                                      -----------    -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                            $32,008,877    $33,560,936
                                                                      ===========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                         2009           2008           2007
----------------------------------------------------------------------------------   -----------    -----------    -----------
                               Statements of Income
                               --------------------
Underwriting income:
   Premiums earned                                                                   $ 6,071,466    $ 7,265,084    $ 7,666,749
                                                                                     -----------    -----------    -----------
Underwriting deductions:
   Losses incurred                                                                     4,753,215      4,907,821      4,470,750
   Loss adjustment expenses incurred                                                     774,866        766,180        861,826
   Other underwriting expenses incurred                                                1,439,581      1,657,034      1,685,858
                                                                                     -----------    -----------    -----------
Total underwriting deductions                                                          6,967,662      7,331,034      7,018,434
                                                                                     -----------    -----------    -----------
NET UNDERWRITING (LOSS) INCOME                                                          (896,196)       (65,951)       648,315
                                                                                     -----------    -----------    -----------
Investment income:
   Net investment income earned                                                        1,032,274      1,340,829      1,182,291
   Net realized capital gains (loss) (net of capital gains taxes: 2009 - $930,452;
      2008 - ($13,526); 2007 - $3,076)                                                   352,053        133,771        (40,847)
                                                                                     -----------    -----------    -----------
NET INVESTMENT GAIN                                                                    1,384,327      1,474,600      1,141,444
                                                                                     -----------    -----------    -----------
Net loss from agents' or premium balances charged-off                                    (37,084)       (50,530)       (94,880)
Finance and service charges not included in premiums                                       4,851         15,842         17,362
Other gain, net of dividends to policyholders                                              7,950         35,560         83,284
                                                                                     -----------    -----------    -----------
NET INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                     463,848      1,409,521      1,795,525
Federal income tax (benefit) expense                                                    (377,136)        39,777        510,618
                                                                                     -----------    -----------    -----------
       NET INCOME                                                                    $   840,984    $ 1,369,744    $ 1,284,907
                                                                                     ===========    ===========    ===========
                          Changes in Capital and Surplus
                          ------------------------------
Capital and surplus, as of December 31, previous year:                               $11,825,423    $12,156,993    $10,420,212
   Adjustment to beginning surplus                                                      (126,308)        (9,665)       (87,263)
                                                                                     -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                 11,699,115     12,147,328     10,332,949
                                                                                     -----------    -----------    -----------
   Changes in accounting principles (refer to Note 2)
      Adoption of SSAP 10R                                                               242,874             --             --
      Adoption of SSAP 43R                                                               (91,387)            --             --
Other changes in capital and surplus:
   Net income                                                                            840,984      1,369,744      1,284,907
   Change in net unrealized capital (loss) gains (net of capital gains taxes:
      2009 - $(20,011); 2008 - $(221,853); 2007 - $81,239)                              (434,565)      (766,210)     1,299,705
   Change in net deferred income taxes                                                    38,269       (172,349)        92,036
   Change in non-admitted assets                                                        (201,784)      (205,044)        (3,270)
   Change in provision for reinsurance                                                     7,298         20,867         13,267
   Paid in capital and surplus                                                         1,087,401      1,255,961        231,132
   Dividends to stockholder                                                             (537,000)    (1,737,225)    (1,120,000)
   Foreign exchange translation and other surplus adjustments                              7,155        (87,649)        26,267
                                                                                     -----------    -----------    -----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                         807,758       (321,905)     1,824,044
                                                                                     -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                              $12,658,360    $11,825,423    $12,156,993
                                                                                     ===========    ===========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                 2009          2008           2007
--------------------------------------------------------------------------   -----------    ----------    -----------
                           Cash From Operations
                           --------------------
Premiums collected, net of reinsurance                                       $ 6,012,704    $6,547,710    $ 7,891,160
Net investment income                                                            879,604     1,388,127      1,227,721
Miscellaneous (expense) income                                                   (22,990)           54          8,924
                                                                             -----------    ----------    -----------
   SUB-TOTAL                                                                   6,869,318     7,935,891      9,127,805
                                                                             -----------    ----------    -----------
Benefit and loss related payments                                              4,612,122     5,078,216      3,878,095
Commission and other expense paid                                              2,300,255     2,342,596      2,302,839
Dividends paid to policyholders                                                      246           114            130
Federal income taxes (recovered) paid                                            (43,319)       53,271        330,776
                                                                             -----------    ----------    -----------
   NET CASH PROVIDED FROM OPERATIONS                                                  14       461,694      2,615,965
                                                                             -----------    ----------    -----------
                          Cash From Investments
                          ---------------------
Proceeds from investments sold, matured, or repaid
   Bonds                                                                       2,778,983     3,141,468      5,184,469
   Stocks                                                                      5,332,526       657,471        773,650
   Other                                                                         613,320       671,313        621,387
                                                                             -----------    ----------    -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                    8,724,829     4,470,252      6,579,506
                                                                             -----------    ----------    -----------
Cost of investments acquired
   Bonds                                                                       2,830,766     2,006,885      5,997,221
   Stocks                                                                        335,841     1,074,344        837,600
   Other                                                                         963,564     1,197,475      1,350,766
                                                                             -----------    ----------    -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                          4,130,171     4,278,704      8,185,587
                                                                             -----------    ----------    -----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                       4,594,658       191,548     (1,606,081)
                                                                             -----------    ----------    -----------
               Cash From Financing and Miscellaneous Sources
               ---------------------------------------------
Capital and surplus paid-in                                                           --       299,000             --
Dividends to stockholder                                                        (537,000)     (878,465)    (1,120,000)
Net deposit on deposit-type contracts and other insurance                         78,549        38,529         75,242
Equities in underwriting pools and associations                                  113,428       535,633       (380,888)
Collateral deposit liability                                                    (130,248)      (38,833)      (272,467)
Intercompany receivable and payable, net                                      (2,961,854)      646,904        589,241
Borrowed funds                                                                        --       (12,741)         2,980
Other                                                                           (200,463)     (243,164)        74,496
                                                                             -----------    ----------    -----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES    (3,637,588)      346,863     (1,031,396)
                                                                             -----------    ----------    -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                 957,084     1,000,105        (21,512)

Overdraft and short-term investments:
   Beginning of year                                                             939,308       (60,797)       (39,285)
                                                                             -----------    ----------    -----------
   END OF YEAR                                                               $ 1,896,392    $  939,308    $   (60,797)
                                                                             ===========    ==========    ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A.   ORGANIZATION
     ------------

     National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Insurance Company of Pittsburgh, Pa. *                            19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
     ----------------------------------------------------------

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:
     -------------------------------------------------------

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

     PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

     PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted).

     In 2007, the Commissioner permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $71,600.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                              2009          2008            2007
---------------------------------------------------   -----------    -----------    -----------
Net income, PA SAP                                    $   840,984    $ 1,369,744    $ 1,284,907
State prescribed practices - (deduction):
   Non-tabular discounting                                (48,951)      (109,227)       (89,223)
                                                      -----------    -----------    -----------
NET INCOME, NAIC SAP                                  $   792,033    $ 1,260,517    $ 1,195,684
                                                      ===========    ===========    ===========
Statutory surplus, PA SAP                             $12,658,360    $11,825,423    $12,156,993
State prescribed or permitted practices - (charge):
   Non-tabular discounting                               (940,266)      (891,315)      (782,088)
   Credits for reinsurance                               (200,449)       (67,899)      (112,389)
   SSAP 48/SSAP 97                                             --             --        (71,600)
                                                      -----------    -----------    -----------
STATUTORY SURPLUS, NAIC SAP                           $11,517,645    $10,866,209    $11,190,916
                                                      ===========    ===========    ===========

     The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     ----------------------------------------------------------------
     PRINCIPLES:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

     GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance; and

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity
     ----------------
     with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as
     ---------------
     follows:

     .    Cash and Short-term Investments: The Company considers all highly
          -------------------------------
          liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

     .    Bonds: Bonds with an NAIC designation of 1 and 2 are carried at
          -----
          amortized cost using the scientific method.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

          Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $410,544 and $327,600, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     .    Common and Preferred Stocks: Unaffiliated common stocks are carried
          ---------------------------
          principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

     .    Other Invested Assets: Other invested assets include primarily
          ---------------------
          partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

     o    Net Investment Gains: Net investment gains consist of net investment
          --------------------
          income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     .    Unrealized Gains (Losses): Unrealized gains (losses) on all stocks,
          -------------------------
          bonds carried at market values, joint ventures, partnerships and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99, and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

     . Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

     . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment;

          .    Fundamental credit issues of the issuer;

          . An intent to sell the investment prior to the recovery of cost of the investment; or

          . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment; or

          . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a
     -------------------
     pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospective rated premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,589,026 and $1,643,235, respectively, net of non-admitted premium balances of $63,578 and $76,630, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                                      2009        2008        2007
-----------------------------------------------------------------   --------    --------    --------
   Net written premiums subject to retrospectively rated premiums   $555,691    $684,709    $856,074
   Percentage of total net written premiums                              9.2%       10.4%       11.0%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $168 and $231 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $23,194 and $422 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and
     -----------
     reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported
     -----------------------
     separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on
     ------------------
     internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, Reinsurance Deposit Accounting, An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by PA SAP; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

     High Deductible Policies: In accordance with SSAP 65, Company establishes
     ------------------------
     loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,809,019 and $3,813,813, respectively.

     The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the amount billed and recoverable on paid claims was $47,081 and $67,546, respectively, of which $34,077 and $43,168, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's
     ----------------------------------
     domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and
     -------------------------------------
     certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Reserves for Losses and LAE: The reserves for losses and LAE, including
     ---------------------------
     IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $5,472,009 and $5,123,777, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $254,318 and $278,546, respectively, all of which were applied against the Company's case reserves.

     As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

     . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

     . For accident years 2002 and subsequent - At December 31, 2009, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2008, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate commensurate with the yield on U.S. Treasury securities with maturities consistent with the expected payout pattern.

     As of December 31, 2009 and 2008, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,472,009 and $5,123,777, respectively. As of December 31, 2009, the Company's non-tabular discount amounted to $940,266, of which $440,159 and $500,107 were applied to case reserves and IBNR, respectively. As of December 31, 2008, the Company's non-tabular discount amounted to $891,315, of which $345,981 and $545,334 were applied to case reserves and IBNR, respectively.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies
     ----------------
     are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves,
     ------------------------
     principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends:  Dividends to policyholders are charged to
     ------------------------
     income as declared.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Capital and Surplus: Common capital stock and capital in excess of par value
-------------------
represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

Non-Admitted Assets: Certain assets, principally electronic data processing
-------------------
(EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $24,277 and $26,663, respectively, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $129,629 and $149,204, respectively.

Reclassifications: Certain balances contained in the 2008 and 2007 financial
-----------------
statements have been reclassified to conform with the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

A.   CHANGE IN ACCOUNTING PRINCIPLES:
     --------------------------------

SSAP 43R
--------

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                                                                                             Direct (Charge)
                                                                                             or Credit to
                                                                                           Unassigned Surplus
                                                                                           ------------------
Gross cumulative effect adjustment (CEA) - Net increase in the amortized cost of
   loan-backed and structured securities at adoption                                           $(140,595)
Deferred tax on gross CEA                                                                         49,208
                                                                                               ---------
Net cumulative effect of change in Accounting Principle included in Statements of income       $ (91,387)
                                                                                               =========

SSAP 10R
--------

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

B.   OTHER ADJUSTMENTS TO SURPLUS:
     -----------------------------

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:


                                                                   POLICYHOLDERS  TOTAL ADMITTED
                                                                      SURPLUS         ASSETS      TOTAL LIABILITIES
                                                                   -------------  --------------  -----------------
BALANCE AT DECEMBER 31, 2008                                        $11,825,423     $33,560,936      $21,735,513
Adjustments to beginning Capital and Surplus:
   Asset realization                                                    (94,074)        (94,074)              --
   Liability correction                                                 (52,996)             --           52,996
   Federal income taxes, net of capital contributions of $83,361         20,762          20,762               --
                                                                    -----------     -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS               (126,308)        (73,312)          52,996
                                                                    -----------     -----------      -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                             $11,699,115     $33,487,624      $21,788,509
                                                                    ===========     ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) decreases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in federal income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED
                                                                    SURPLUS          ASSETS       TOTAL LIABILITIES
                                                                 -------------   --------------   -----------------
BALANCE AT DECEMBER 31, 2007                                      $12,156,993      $34,600,821       $22,443,828
Adjustments to beginning Capital and Surplus:
   Asset realization, net of taxes                                     (9,665)          (9,665)               --
   Federal income taxes, net of capital adjustments of $61,900             --               --                --
                                                                  -----------      -----------       -----------
      TOTAL ADJUSTMENT TO BEGINNING CAPITAL AND SURPLUS                (9,665)          (9,665)               --
                                                                  -----------      -----------       -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $12,147,328      $34,591,156       $22,443,828
                                                                  ===========      ===========       ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded
-----------------
reinsurance reserve asset should have been written-off in a prior year.

Federal income taxes (current and deferred): The change in federal income taxes
-------------------------------------------
is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable.

                                                                 POLICYHOLDERS   TOTAL ADMITTED
                                                                    SURPLUS          ASSETS       TOTAL LIABILITIES
                                                                 -------------   --------------   -----------------
BALANCE AT DECEMBER 31, 2006                                      $10,420,212      $31,626,970       $21,206,758
Adjustment to beginning Capital and Surplus:
   Federal income taxes                                               (87,263)         (87,263)               --
                                                                  -----------      -----------       -----------
      TOTAL ADJUSTMENT TO BEGINNING CAPITAL AND SURPLUS               (87,263)         (87,263)               --
                                                                  -----------      -----------       -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                           $10,332,949      $31,539,707       $21,206,758
                                                                  ===========      ===========       ===========

An explanation for each of the adjustment for prior period corrections is described below:

Federal income taxes (current and deferred): The change in federal income taxes
-------------------------------------------
is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS
--------------------

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008:

                                                                2009                        2008
                                                     -------------------------   -------------------------
                                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                                             $12,579,023   $12,919,764   $12,882,016   $12,050,220
   Common stocks                                       6,984,703     6,987,393     8,904,447     8,907,414
   Preferred stocks                                          868         1,468     2,022,748     2,022,850
   Other invested assets                               2,982,542     2,982,542     2,745,371     2,745,371
   Cash and short-term investments                     1,896,392     1,896,392       939,308       939,308
   Receivable for securities                                 479           479         6,702         6,702
   Equities and deposits in pool & associations          613,296       613,296       718,937       718,937
Liabilities:
   Collateral deposit liability                          445,678       445,678       575,926       575,926

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     . The carrying value of all other financial instruments approximates fair value.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                                                                                   GROSS         GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST        GAINS        LOSSES        VALUE
                                                                   -----------    --------    ----------   -----------
AS OF DECEMBER 31, 2009:
   U.S. governments                                                $    26,289    $    876    $        7      $ 27,158
   All other governments                                               468,736      16,256           165       484,827
   States, territories and possessions                               1,666,746     100,263         3,929     1,763,080
   Political subdivisions of states, territories and possessions     2,307,984     141,123        13,821     2,435,286
   Special revenue and special assessment obligations and all        5,434,251     201,740        33,792     5,602,199
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Industrial and miscellaneous                                      2,675,017     113,766       181,569     2,607,214
                                                                   -----------    --------    ----------   -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $12,579,023    $574,024    $  233,283   $12,919,764
                                                                   ===========    ========    ==========   ===========
AS OF DECEMBER 31, 2008:
   U.S. governments                                                $    14,397    $  2,196    $       --      $ 16,593
   All other governments                                               500,791      21,243            79       521,955
   States, territories and possessions                               1,997,332      53,446        38,850     2,011,928
   Political subdivisions of states, territories and possessions     2,796,359      87,205        86,640     2,796,924
   Special revenue and special assessment obligations and all        6,555,283      81,711       395,993     6,241,001
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     57,854       5,328            --        63,182
   Industrial and miscellaneous                                        960,000       1,423       562,786       398,637
                                                                   -----------    --------    ----------   -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $12,882,016    $252,552    $1,084,348   $12,050,220
                                                                   ===========    ========    ==========   ===========

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED
                                             COST      MARKET VALUE
                                         -----------   ------------
Due in one year or less                  $    18,870   $     19,220
Due after one year through five years        865,071        910,458
Due after five years through ten years     2,098,423      2,205,796
Due after ten years                        9,006,655      9,373,746
Structured securities                        590,004        410,544
                                         -----------    -----------
   Total bonds                           $12,579,023    $12,919,764
                                         ===========    ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Proceeds from sales and gross realized gain and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,             2009                      2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $2,429,677   $3,160,576   $2,895,171   $1,369,718   $4,680,678    $245,854
Gross realized gains                   40,059    1,945,047       26,312      274,555        1,071      33,315
Gross realized losses                  51,351      283,808       58,949       48,111       40,525       9,273

The cost or amortized cost and market values of the Company's common and preferred stocks, as of December 31, 2009 and 2008, are set forth in the table below:

                                                  DECEMBER 31, 2009
                    -----------------------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET     NON-ADMITTED    CARRYING
                       COST         GAINS       LOSSES        VALUE         ASSET        VALUE
                    ----------   ----------   ----------   ----------   ------------   ----------
Common stocks:
--------------
   Affiliated       $1,911,719   $5,005,334     $67,969    $6,849,084      $   --      $6,849,084
   Non-affiliated      135,520        6,638       3,849       138,309       2,690         135,619
                    ----------   ----------     -------    ----------      ------      ----------
      TOTAL         $2,047,239   $5,011,972     $71,818    $6,987,393      $2,690      $6,984,703
                    ==========   ==========     =======    ==========      ======      ==========
Preferred stocks:
-----------------
   Non-affiliated   $      939   $      600     $    72    $    1,468      $   --      $      868
                    ----------   ----------     -------    ----------      ------      ----------
      TOTAL         $      939   $      600     $    72    $    1,468      $   --      $      868
                    ==========   ==========     =======    ==========      ======      ==========

                                                  DECEMBER 31, 2008
                    -----------------------------------------------------------------------------
                      COST OR      GROSS        GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET     NON-ADMITTED     CARRYING
                       COST        GAINS        LOSSES       VALUE          ASSET         VALUE
                    ----------   ----------   ----------   ----------   ------------   ----------
Common stocks:
--------------
   Affiliated       $3,087,473   $5,870,599    $295,440    $8,662,632       $   --     $8,662,632
   Non-affiliated      223,540       32,117      10,875       244,782        2,967        241,815
                    ----------   ----------    --------    ----------       ------     ----------
      TOTAL         $3,311,013   $5,902,716    $306,315    $8,907,414       $2,967     $8,904,447
                    ==========   ==========    ========    ==========       ======     ==========
Preferred stocks:
-----------------
   Affiliated       $2,000,000   $       --    $     --    $2,000,000       $   --     $2,000,000
   Non-affiliated       27,448          102       4,700        22,850           --         22,748
                    ----------   ----------    --------    ----------       ------     ----------
      TOTAL         $2,027,448   $      102    $  4,700    $2,022,850       $   --     $2,022,748
                    ==========   ==========    ========    ==========       ======     ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:


                                            12 MONTHS OR LESS      GREATER THAN 12 MONTHS           TOTAL
                                         -----------------------   ----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES        VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------    --------   ----------   ----------   ----------
As of December 31, 2009:
------------------------
   U. S. governments                     $   12,137    $      7     $     --    $     --    $   12,137    $      7
   All other governments                     38,779         165           --          --        38,779         165
   States, territories and possessions      111,175       1,609       34,974       2,320       146,149       3,929
   Political subdivisions of states,        181,277       4,060       38,357       9,761       219,634      13,821
      territories and possessions
   Special revenue                          517,527       5,929      418,037      27,863       935,564      33,792
   Industrial and miscellaneous             350,894     177,100       12,078       4,469       362,972     181,569
                                         ----------    --------     --------    --------    ----------    --------
   TOTAL BONDS                            1,211,789     188,870      503,446      44,413     1,715,235     233,283
                                         ----------    --------     --------    --------    ----------    --------
   Affiliated                                     0          --       65,380      67,969        65,380      67,969
   Non-affiliated                             8,150         577        7,088       3,272        15,238       3,849
                                         ----------    --------     --------    --------    ----------    --------
   Total common stocks                        8,150         577       72,468      71,241        80,618      71,818
                                         ----------    --------     --------    --------    ----------    --------
   Preferred stock                                1          72           --          --             1          72
                                         ----------    --------     --------    --------    ----------    --------
   TOTAL STOCKS                               8,151         649       72,468      71,241        80,619      71,890
                                         ----------    --------     --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,219,940    $189,519      575,914    $115,653    $1,795,854    $305,173
                                         ==========    ========     ========    ========    ==========    ========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

                                            12 MONTHS OR LESS      GREATER THAN 12 MONTHS           TOTAL
                                         -----------------------   ----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES        VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------    --------   ----------   ----------   ----------
As of December 31, 2008:
------------------------
   All other governments                 $  115,861    $     79     $       --  $     --    $  115,861   $       79
   States, territories and possessions      696,184      32,589         77,150     6,261       773,334       38,850
   Political subdivisions of states,      1,054,553      58,867        225,237    27,773     1,279,790       86,640
      territories and possessions
   Special revenue                        3,446,206     223,839        814,612   172,154     4,260,818      395,993
   Industrial and miscellaneous              69,890      90,877        189,598   471,909       259,488      562,786
                                         ----------    --------     ----------  --------    ----------   ----------
   TOTAL BONDS                            5,382,694     406,251      1,306,597   678,097     6,689,291    1,084,348
                                         ----------    --------     ----------  --------    ----------   ----------
   Affiliated                                28,297      12,703        314,955   282,737       343,252      295,440
   Non-affiliated                            54,696      10,813            543        62        55,239       10,875
                                         ----------    --------     ----------  --------    ----------   ----------
   Total common stocks                       82,993      23,516        315,498   282,799       398,491      306,315
                                         ----------    --------     ----------  --------    ----------   ----------
   Preferred stock                           20,351       4,700             --        --        20,351        4,700
                                         ----------    --------     ----------  --------    ----------   ----------
   TOTAL STOCKS                             103,344      28,216        315,498   282,799       418,842      311,015
                                         ----------    --------     ----------  --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $5,486,038    $434,467     $1,622,095  $960,896    $7,108,133   $1,395,363
                                         ==========    ========     ==========  ========    ==========   ==========

As of December 31, 2009, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $220,241, $2,409 and $5,664 in 2009, 2008 and 2007, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $17,661, $32,165 and $10,659 during 2009, 2008 and 2007, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint ventures and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                            2009       2008      2007
-------------------------------------------------------   --------   -------   -------
AIG French  Prop FD (Eur)                                 $  3,925   $    --   $    --
Apollo IV LP                                                 1,546        --        --
AQR Global Asset Allocation Institutional Fund III L.P.         --     2,172        --
Blackstone Distressed Securities Fund L.P.                  20,622        --        --
Blackstone Firestone                                        66,300        --        --
Blackstone III                                               2,664        --        --
Blackstone Kalix Fund L.P.                                   7,876        --        --
Blackstone Real Estate Partners III, L.P.                    2,506        --        --
Brep III L.P.                                                   --     7,582        --
Capvest Equity Partners, L.P.                               25,070        --        --
Century Park Capital Partners II, L.P.                       1,749        --        --
Cisa NPL                                                    10,408        --        --
Copper River Partners, L.P. (fka: Rocker Partners)           8,652        --        --
DLJ Merchant Banking Partners                                   --        --     3,454
Exponent Private Equity Partners, LP                            --        --     1,990
Fenway Fund II                                                  --     1,610        --
Fenway Partners                                                 --     1,049        --
Greenwich Street Capital Partners, L.P.                      1,537        --        --
Greystone Capital Partners I, L.P.                           2,517        --        --
KKR Europeam Fund II, LP                                    23,442        --        --
Marlwood                                                        --     3,000        --
Matlin Patterson Global Opportunities Partners                  --     3,361        --
Midocean Partners III                                        2,185        --        --
North Castle II                                                 --        --     4,162
Peake Joint Venture                                             --        --     2,773
Thayer Equity III                                               --     1,381        --
The Second Cinven Fund                                       1,352        --        --
Warburg Equity LP                                               --        --     1,656
Warburg Pincus Equity Partners                                  --     2,547        --
21st Century LP                                                 --        --     1,030
Items less than $1.0 million                                 9,665     5,616     5,616
                                                          --------   -------   -------
   TOTAL                                                  $192,016   $28,318   $20,681
                                                          ========   =======   =======

Securities carried at an amortized cost of $3,327,013 and $2,482,149 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $9,235, $7,027 and $8,689, respectively, and interest expense of $9,292, $27,193 and $116,601, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

                         DECEMBER 31, 2009
                   ----------------------------
                   Level 1   Level 2    Level 3     Total
                   -------   -------   --------   --------
Bonds              $    --     $819    $ 91,515   $ 92,334
Common stocks       60,809       --      77,500    138,309
Preferred stocks        --        1          --          1
                   -------     ----    --------   --------
Total              $60,809     $820    $169,015   $230,644
                   =======     ====    ========   ========

                          DECEMBER 31, 2008
                   ------------------------------
                   Level 1   Level 2     Level 3       Total
                   -------   -------   ----------   ----------
Bonds              $    --   $ 1,557   $  120,230   $  121,787
Common stocks       88,130    39,618      114,067      241,815
Preferred stocks        --    21,221    2,000,661    2,021,882
                   -------   -------   ----------   ----------
Total              $88,130   $62,396   $2,234,958   $2,385,484
                   =======   =======   ==========   ==========

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008:

                                            Net Realized and
                                        Unrealized Gains (Losses)     Unrealized
                                       Included in Net Investment   Gains (Losses)   Purchases, Sales,                   Balance at
                   Balance Beginning       Income and Realized        Included in        Issuances,      Transfers In   December 31,
                        of Year          Capital Gains (Losses)         Surplus      Settlements, Net        (Out)          2009
                   -----------------   --------------------------   --------------   -----------------   ------------   ------------
Bonds                  $  120,230               $(174,462)              $76,770         $       779        $ 68,198        $ 91,515
Common stocks             114,067                      --                (4,131)                 --         (32,436)         77,500
Preferred stocks        2,000,661                    (589)                   --          (2,000,971)            899              --
                       ----------               ---------               -------         -----------        --------        --------
Total                  $2,234,958               $(175,051)              $72,639         $(2,000,192)       $ 36,661        $169,015
                       ==========               =========               =======         ===========        ========        ========

                                            Net Realized and
                                        Unrealized Gains (Losses)     Unrealized
                                       Included in Net Investment   Gains (Losses)   Purchases, Sales,                   Balance at
                   Balance Beginning       Income and Realized        Included in        Issuances,      Transfers In   December 31,
                        of Year          Capital Gains (Losses)         Surplus      Settlements, Net        (Out)          2008
                   -----------------   --------------------------   --------------   -----------------   ------------   ------------
Bonds                  $  116,959                $  344                $(66,583)         $(12,993)         $ 82,503      $  120,230
Common stocks              74,796                    --                     (44)               --            39,315         114,067
Preferred stocks        2,011,218                 5,798                      --           (16,045)             (310)      2,000,661
                       ----------                ------                --------          --------          --------      ----------
Total                  $2,202,974                $6,142                $(66,627)         $(29,038)         $121,508      $2,234,958
                       ==========                ======                ========          ========          ========      ==========

Other invested assets

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1    Level 2   Level 3    Total
                        -------   --------   -------   ------
Other invested assets     $--        $--      $6,819   $6,819
                          ---        ---      ------   ------
Total                     $--        $--      $6,819   $6,819
                          ===        ===      ======   ======

                                  DECEMBER 31, 2008
                        --------------------------------------
                        Level 1    Level 2   Level 3    Total
                        -------   --------   -------   -------
Other invested assets     $--        $--     $17,651   $17,651
                          ---        ---     -------   -------
Total                     $--        $--     $17,651   $17,651
                          ===        ===     =======   =======

Loan-Backed and Structured Securities:

At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the company does not have the intent or ability to hold to recovery.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

                Book/Adj
             Carrying Value
             Amortized cost
             before current  Projected Cash  Recognized  Amortized Cost
  Cusip        period OTTI        Flows         OTTI       after OTTI    Fair Value
-----------------------------------------------------------------------------------
126694A40       $  1,268        $  1,244      $    25       $  1,244      $  1,085
23243AAB2         66,020          64,970        1,051         64,970        47,880
23244JAC0         32,633          32,582           50         32,582        24,541
251510LD3         48,232          47,472          759         47,472        25,647
39538AAC0         26,039          25,683          357         25,683        14,094
39538AAG1         31,640          29,987        1,654         29,987         6,512
39538BAB0         26,529          26,108          422         26,108        13,869
39538BAE4         32,087          30,860        1,227         30,860         8,298
39538CAC6         26,304          25,997          307         25,997         9,081
39538CAE2         35,171          21,145       14,026         21,145         8,845
39539HAC4         25,435          25,243          191         25,243        16,828
45254NQX8         17,922          17,111          811         17,111        11,273
525221JH1         18,465          18,321          144         18,321        12,006
52522RAB6         43,336          42,598          738         42,598        36,688
52525LAQ3         46,479          39,508        6,971         39,508        25,169
57645TAA5         60,288          59,367          920         59,367        32,838
61748JAD9          9,844           9,644          199          9,644         6,072
                --------        --------      -------       --------      --------
Grand total     $547,692        $517,840      $29,852       $517,840      $300,726
                ========        ========      =======       ========      ========

The Company recognized total OTTI of $354,210 for loan-backed and structured securities currently held by the Company at December 31, 2009.

At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                             12 Months or            Greater than
                                                 Less                  12 Months                Total
                                        ----------------------  ----------------------  ----------------------
                                                    Unrealized              Unrealized              Unrealized
Description of Securities               Fair Value    Losses    Fair Value    Losses    Fair Value    Losses
-------------------------------------   ----------  ----------  ----------  ----------  ----------  ----------
Loan-backed  Securities                  $289,639    $176,581     $10,029     $4,463     $299,668    $181,044
                                         --------    --------     -------     ------     --------    --------
Total temporarily impaired securities    $289,639    $176,581     $10,029     $4,463     $299,668    $181,044
                                         ========    ========     =======     ======     ========    ========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

In its OTTI, the Company considers all information relevant to the collectibility of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of LSP Holdings LLC. LSP Holdings LLC is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes, are classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively and have been rated by A.M Best. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. In connection with the issuance of the notes, AIG LS Holdings LLC, a wholly-owned subsidiary of LSP Holdings LLC, used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC. Please refer to the subsequent events disclosure for additional details.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009           2008           2007
                                                  -----------    -----------    -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,354,448    $13,852,252    $12,901,979
Incurred losses and LAE related to:
   Current accident year                            4,412,647      5,536,365      5,280,665
   Prior accident years                             1,115,434        137,636         51,911
                                                  -----------    -----------    -----------
      TOTAL INCURRED LOSSES AND LAE                 5,528,081      5,674,001      5,332,576
                                                  -----------    -----------    -----------
Paid losses and LAE related to:
   Current accident year                           (1,360,823)    (1,679,345)    (1,426,309)
   Prior accident years                            (3,951,398)    (4,492,460)    (2,955,994)
                                                  -----------    -----------    -----------
      TOTAL PAID LOSSES AND LAE                    (5,312,221)    (6,171,805)    (4,382,303)
                                                  -----------    -----------    -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,570,308    $13,354,448    $13,852,252
                                                  ===========    ===========    ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher then expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $22,800. In addition, in 2008, the Company recorded paid losses of $114,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal Auto Group. See Note 5E for further details.

In 2007, the development was also primarily related to the accretion of workers compensation discount. In addition to the accretion of discount, there was adverse development in 2007 related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,082, $188,634 and $211,061, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,508,465, $5,509,912 and $6,206,161, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES
-----------------------------------

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                     ENVIRONMENTAL LOSSES
                                           -------------------------------------    --------------------------------
                                              2009         2008          2007         2009        2008        2007
                                           ---------    ----------    ----------    --------    --------    --------
Direct:
Loss and LAE reserves, beginning of year   $ 955,576    $1,037,644    $1,159,145    $111,308    $144,753    $188,294
   Incurred losses and LAE                   185,330       103,898        36,688      (3,945)    (14,424)       (494)
   Calendar year paid losses and LAE        (200,776)     (185,966)     (158,189)    (13,893)    (19,021)    (43,047)
                                           ---------    ----------    ----------    --------    --------    --------
LOSS AND LAE RESERVES, END OF YEAR         $ 940,130    $  955,576    $1,037,644    $ 93,470    $111,308    $144,753
                                           =========    ==========    ==========    ========    ========    ========
Assumed:
Loss and LAE reserves, beginning of year   $  91,172    $   94,635    $  102,751    $  5,358    $  6,262    $  5,223
   Incurred losses and LAE                    (1,601)       13,277         5,447         905        (776)      1,463
   Calendar year paid losses and LAE           1,161       (16,740)      (13,563)       (200)       (128)       (424)
                                           ---------    ----------    ----------    --------    --------    --------
LOSS AND LAE RESERVES, END OF YEAR         $  90,732    $   91,172    $   94,635    $  6,063    $  5,358    $  6,262
                                           =========    ==========    ==========    ========    ========    ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 437,834    $  489,872    $  562,722    $ 60,851    $ 75,608    $ 97,333
   Incurred losses and LAE                    57,182        29,204        10,719       1,900          34       1,785
   Calendar year paid losses and LAE         (79,911)      (81,242)      (83,569)    (11,281)    (14,791)    (23,510)
                                           ---------    ----------    ----------    --------    --------    --------
LOSS AND LAE RESERVES, END OF YEAR         $ 415,105    $  437,834    $  489,872    $ 51,470    $ 60,851    $ 75,608
                                           =========    ==========    ==========    ========    ========    ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $531,709   $553,517   $653,522   $30,707   $41,812   $59,210
Assumed reinsurance basis          44,255     39,647     47,441       549       102     1,257
Net of ceded reinsurance basis    234,033    251,965    331,405    14,852    20,141    27,383

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:


                                         ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $ 59,079   $ 61,469   $ 72,614   $13,160   $17,919   $25,376
Assumed reinsurance basis           7,398      7,520      6,935       173       115       370
Net of ceded reinsurance basis     28,484     31,111     36,486     6,302     8,703    11,567

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT
     ----------------------------------------------

     The Company, as well as certain insurance affiliates, is party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

     The Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT
     ------------------------------------------------

     AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks. The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                                                 INITIAL
                                                                              PARTICIPATION    PARTICIPATION PERCENT
MEMBER COMPANY                                                NAIC CO. CODE      PERCENT      SPECIFIC TO JAPAN RISK
-----------------------------------------------------------   -------------   -------------   ----------------------
Chartis Overseas Limited                                             --           67.0%                85.0%
Commercial Pool member companies, as follows:                        --           33.0%                15.0%
   New Hampshire Insurance Company                                23841           12.0%                10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.       19445           11.0%                 5.0%
   American Home Assurance Company                                19380           10.0%                 0.0%

     In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009         2008
-----------------------------------------------   ---------    ---------
Assumed reinsurance receivable                    $  24,062    $  38,842
Funds held by ceding reinsurers                       8,660        7,200
Reinsurance recoverable                              36,773       28,459
Equities in underwriting pools and associations     613,296      718,937
                                                  ---------    ---------
TOTAL ASSETS                                      $ 682,791    $ 793,438
                                                  ---------    ---------
Loss and LAE reserves                               519,157      579,040
Unearned premium reserves                           237,124      254,319
Funds held                                           15,330       15,867
Ceded balances payable                               64,825       79,212
Retroactive reinsurance                                (140)        (140)
Assumed reinsurance payable                          10,963       26,888
                                                  ---------    ---------
TOTAL LIABILITIES                                 $ 847,259    $ 955,186
                                                  ---------    ---------
TOTAL SURPLUS                                     $(164,468)   $(161,748)
                                                  =========    =========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities ("SCAs"). As of December 31, 2009, Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million of this total SCA asset, respectively.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $290 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The guarantees that were in effect as of December 31, 2009 are included in the table below:

                                                           Date       Date      Policyholder   Invested    Estimated  Policyholders'
Guaranteed Company                                        Issued   Terminated  Obligations @   Assets @       Loss       Surplus
--------------------------------------------------       --------  ----------  -------------  -----------  ---------  --------------
AHICO First American-Hungarian Insurance Company     **   9/15/98     1/30/09   $   172,298   $   227,663     $--      $   52,625
AIG Global Trade and Political Risk Insurance
   Company                                                11/5/97    11/30/07            --       250,322      --         139,235
AIG Polska Towarzystwo Ubezpiecen S.A.               **   9/15/98     1/30/09         4,070         7,395      --          29,367
AIG Romania Insurance Company, S.A.                  **  12/23/98                    49,510            --      --              --
AIG Slovakia Insurance Company A.S.                  **  12/23/98     1/30/09            99            --      --              --
American General Life Insurance Company of
   Delaware (f/k/a AIG Life Insurance Company)            7/13/98    12/29/06     8,440,153     9,445,065      --         449,900
American International Assurance Co (Bermuda) Ltd.   **   8/23/99     1/31/08    21,539,522     1,825,127      --       1,945,197
American International Life Assurance Company of
   New York                                               7/13/98     4/30/10     5,906,818     6,366,496      --         520,401
Audubon Insurance Company                                 11/5/97                    23,025        55,763      --          51,074
Chartis Excess Limited (f/k/a AIG Excess Liability
   Insurance International Ltd.)                          5/28/98                 2,553,456       709,346      --         330,246
Chartis Insurance Company - Puerto Rico (f/k/a
   American International Insurance Company of
   Puerto Rico)                                           11/5/97    12/31/09       208,417       192,219      --         154,714
Chartis Insurance Ireland Limited (f/k/a AIG
   Europe (Ireland) Ltd.)                            **  12/15/97                   862,648       469,998      --         245,871
Chartis Select Insurance Company (f/k/a AIG Excess
   Liability Insurance Company Ltd.)                 **   7/29/98                   559,077     3,884,267      --       1,726,293
Chartis Ukraine Insurance Company (f/k/a AIG
   Ukraine)                                          **   10/1/00                     8,732            --      --           5,478
CJSC (f/k/a AIG Russia Insurance Company ZAO)        **   9/15/98     1/30/09       176,017       359,704      --         107,620
First American Czech Insurance Company, A.S.         **   9/15/98     1/30/09       524,861       666,269      --         118,680
La Meridional Compania Argentina de Seguros S.A      **    1/6/98                   235,655        55,855      --          26,952
Landmark Insurance Company                                 3/2/98                    90,437       415,254      --         170,635
New Hampshire Indemnity Company, Inc.               ***  12/15/97     8/31/09        54,946       147,378      --         160,259
                                                                                -----------   -----------     ---      ----------
 TOTAL                                                                          $41,409,741   $25,078,121     $--      $6,234,547
                                                                                ===========   ===========     ===      ==========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. Personal Auto Group, sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group
     (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

C.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $2,690 and $0 of non-admitted balances, respectively, were as follows:

                                                                  AFFILIATE     ACTUAL
                                                                  OWNERSHIP      COST      CARRYING VALUE AT   CHANGE IN CARRYING
AFFILIATED INVESTMENT                                              PERCENT       2009      DECEMBER 31, 2009       VALUE 2009
---------------------------------------------------------         ---------   ----------   -----------------   ------------------
Preferred stocks:
AIG Capital Corporation                                     (c)       0.0%            --               --          (2,000,000)
                                                                              ----------       ----------         -----------
   TOTAL PREFERRED STOCKS - AFFILIATES                                                --               --          (2,000,000)
                                                                              ----------       ----------         -----------
Common stocks:
21st Century Insurance Group                                (a)       0.0%            --               --            (231,483)
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)           100.0%       118,000           55,461             (18,469)
AIG Lodging Opportunities, Inc.                                     100.0%         3,234            1,423                  326
American International Insurance Co.                        (a)     21.0%            --               --             (78,478)
American International Realty, Inc.                                  22.0%         9,911           14,457             (20,969)
Chartis Specialty Insurance Company (formerly American
International Specialty Lines Insurance Company)                     70.0%       154,297          487,974             (20,363)
Eastgreen, Inc.                                                       9.7%         8,976            6,959                 (25)
International Lease Finance Corporation (ILFC)              (b)       0.0%            --               --          (2,406,928)
Lexington Insurance Company                                          70.0%       363,046        3,631,135              647,187
Mt. Mansfield Co. Inc.                                              100.0%        50,433           50,433               50,433
National Union Fire Ins. Company of La.                             100.0%         2,500            7,394                  236
National Union Fire Ins. Company of Vt.                             100.0%        41,000           60,965               32,668
Pine Street Real Estate Holding Corp.                                22.1%         3,139            1,537                   76
AIG Excess Liability Insurance Company Ltd.                         100.0%       435,454        1,726,293              288,378
Spruce Peak Realty LLC                                      (d)       1.0%           224              224                  224
United Guaranty Corporation                                          45.9%       721,505          804,829             (56,361)
                                                                              ----------       ----------         -----------
   TOTAL COMMON STOCKS - AFFILIATES                                            1,911,719        6,849,084          (1,813,548)
                                                                              ----------       ----------         -----------
TOTAL COMMON AND PREFERRED STOCK  - AFFILIATES                                $1,911,719       $6,849,084         $(3,813,548)
                                                                              ==========       ==========         ===========

(a) As referenced in Note 5E, the Company sold its ownership in 21st Century to Farmers Group Inc.

(b) As referenced in Note 5E, the Company sold its ownership of ILFC to AIG Capital Corporation.

(c) As referenced in Note 14, the Company redeemed its investment in AIG Capital Corporation.

(d) Spruce Peak Realty LLC is 99% owned by Mt. Mansfield Co. Inc., which is also an affiliate and 100% owned by the Company. The remaining 1% of Spruce Peak Realty LLC is owned by the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 and 2007
                                 (000'S OMITTED)

                                                                                    CARRYING
                                                         AFFILIATE     ACTUAL       VALUE AT     CHANGE IN
                                                         OWNERSHIP      COST      DECEMBER 31,    CARRYING
AFFILIATED INVESTMENT                                     PERCENT       2008          2008       VALUE 2008
------------------------------------------------         ---------   ----------   ------------   ----------
Preferred stocks:
Everest Broadband Inc                                       0.0%     $       --    $        --   $ (10,247)
AIG Capital Corporation                            (c)    100.0%      2,000,000      2,000,000          --
                                                          -----      ----------    -----------   ---------
   TOTAL PREFERRED STOCKS - AFFILIATES                                2,000,000      2,000,000     (10,247)
                                                                     ----------    -----------   ---------
Common stocks:
21st Century Insurance Group                               32.0%        464,344        231,483      19,526
AIG Domestic Claims                                       100.0%        118,000         73,930         295
AIG Lodging Opportunities, Inc.                           100.0%          3,234          1,097       1,097
AIU Insurance Company                                       0.0%             --             --    (446,078)
American International Insurance Co.                       21.0%         76,283         78,478      78,478
American International Realty, Inc.                        22.0%         26,456         35,426          80
Chartis Specialty Insurance Company (formerly
American International Specialty Lines Insurance
   Company)                                                70.0%        154,297        508,337      58,265
Eastgreen, Inc.                                             9.7%          8,975          6,984         (20)
International Lease Finance Corporation                    32.8%        795,122      2,406,928     203,191
Lexington Insurance Company                                70.0%        363,046      2,983,948    (201,773)
National Union Fire Ins. Company of La.                   100.0%          2,501          7,158       1,066
National Union Fire Ins. Company of Vt.                   100.0%         41,000         28,297      (3,147)
Pine Street Real Estate Holding Corp.                      22.1%          3,139          1,461       1,461
AIG Excess Liability Insurance Company Ltd.               100.0%        435,454      1,437,915     189,839
United Guaranty Corporation                                45.9%        595,622        861,190     406,634
                                                                     ----------    -----------   ---------
   TOTAL COMMON STOCKS - AFFILIATES                                   3,087,473      8,662,632     308,914
                                                                     ----------    -----------   ---------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                        $5,087,473    $10,662,632   $ 298,667
                                                                     ==========    ===========   =========

     The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     Lexington Insurance Company's admitted assets, liabilities and capital and surplus as of December 31, 2009 and 2008 and net income for the years ended December 31, 2009 and 2008 are set forth below:

                                             2009          2008
                                         -----------   -----------
Total admitted assets                    $15,989,207   $15,323,228
Total liabilities                         10,801,871    11,060,446
Total capital and surplus                  5,187,336     4,262,783
Total liabilities, capital and surplus    15,989,207    15,323,228
Net income                                   629,642       208,534

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On December 31, 2009, National Union acquired a 100% interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. Additionally, as part of the transaction Chartis Inc. has commuted to pay a percentage of the positive cash flows Mt. Mansfield to the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $842,176 and $941,485, respectively.

E.   RESTRUCTURING
     -------------

     DOMESTIC OPERATIONS
     -------------------

     The Company sold its 32.77% interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its ILFC common stock and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by the Company at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

          1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million. The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was divided income of $154.8 million and a capital contribution of $54.2 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC., the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

     On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in AIIC to its owners, the Company, Chartis PC and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while Chartis PC and ISOP each recorded their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

     On various dates during 2008, the Company made additional investments in United Guaranty Corporation (UGC) totaling $497,789. The Company's ownership interest did not change.

     AMERICAN HOME CANADIAN BRANCH NOVATION
     --------------------------------------

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada (formerly AIG Commercial Insurance Company of Canada) under which the existing and inforced policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles
     (SSAP) No. 25, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada were approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
--------------------------------------------------------   --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to Chartis Insurance Company of Canada of $691,000. Subsequently, Chartis Insurance Company of Canada contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                             Capital
Company                                                    Contribution
--------------------------------------------------------   ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII
     -------------------------

     In 2007, the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Amended Corporate Structure
     ---------------------------

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding Company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer
     -----------------

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. The Association business is reflected in various insurance accounts within the Company's Statement of Admitted Assets, Liabilities and Capital & Surplus and the Statement of Income. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                               Investment
                                      P VII       in UK
                                    Transfer    Holdings      Total
                                   ---------   ----------   ---------
Participation in the Association   $(404,362)   $(15,464)   $(419,827)
Liabilities                          470,937          --      470,937
Underwriting income                   60,836          --       60,836
Other income                           3,993          --        3,993
Net income (pre-tax)                  92,535          --       92,535
Surplus (pre-tax)                     66,575     (15,464)      51,110

F.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends:

                                                                    ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                       THE COMPANY               THE COMPANY
                                                                 -----------------------   -----------------------
  DATE OF         EXPLANATION OF                  NAME OF        STATEMENT                 STATEMENT
TRANSACTION        TRANSACTION                   AFFILIATE         VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------         -----------------   ---------   -----------   ---------   -----------
07/31/09             Dividend                Chartis U.S. Inc.    $     --       --         $537,000       Cash
07/01/09       Capital contribution    (a)   Chartis U.S. Inc.      54,190     In kind            --         --
12/31/09       Capital contribution    (c)   Chartis U.S. Inc.      70,711     In kind            --         --
09/30/09       Capital contribution    (b)   Chartis U.S. Inc.     952,593     In kind            --         --
Various        Capital contribution          Chartis U.S. Inc.       9,907     In kind            --         --
Various       Additional investments                UGC            125,884     In kind            --         --
Various         Sale of securities                 AHAC            585,381      Cash         594,895       Bond
Various         Sale of securities                  LEX            215,466      Cash         207,921       Bond

(a)  Related to sale of Personal Auto Group (PAG). See Note 5E.

(b)  Sale of ILFC. Refer to Note 5E

(c)  Capital contributions in lieu of tax sharing agreement

LEX: Lexington Insurance Company

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

                                                                       ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                          THE COMPANY               THE COMPANY
                                                                    -----------------------   -----------------------
  DATE OF         EXPLANATION OF                     NAME OF        STATEMENT                 STATEMENT
TRANSACTION        TRANSACTION                      AFFILIATE         VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------            -----------------   ---------   -----------   ---------   -----------
03/31/08            Dividend                    Chartis U.S. Inc.    $     --       --         $275,000      Cash
06/30/08            Dividend           (a)(b)   Chartis U.S. Inc.          --       --          858,760     In kind
06/30/08            Dividend                    Chartis U.S. Inc.          --       --          250,000      Cash
06/30/08            Dividend             (b)           AIUI            84,000     In kind            --       --
09/30/08            Dividend             (a)    Chartis U.S. Inc.          --       --           54,465      Cash
11/03/08            Dividend             (a)    Chartis U.S. Inc.          --       --          299,000      Cash
Various             Dividend                           LEX            210,000       Cash             --       --
Various             Dividend                    AIG Cap Corp Pref     100,000       Cash             --       --
Various             Dividend                           AIUI           128,000       Cash             --       --
06/30/08      Capital contribution              Chartis U.S. Inc.      11,881     In kind            --       --
09/30/08      Capital contribution       (b)    Chartis U.S. Inc.     531,613     In kind            --       --
                                                                                   Cash &
12/31/08      Capital contribution       (c)    Chartis U.S. Inc.     299,000    securities          --       --
Various       Capital contribution       (d)    Chartis U.S. Inc.     416,916     In kind            --       --
Various       Capital contribution              Chartis U.S. Inc.      (3,449)    In kind
Various       Additional investment                     UGC           497,789    Investment     497,789      Cash

LEX: Lexington Insurance Company

(a)  Extraordinary dividend - Refer to Note 11

(b)  Transfer and reorganization of AIUI - Refer to Note 5E

(c) The transfer of AHAC Canadian branch to Chartis Insurance Company of country-regionplaceCanada - Refer to Note 5E

(d)  Capital contributions in lieu of tax sharing agreement - Refer to Note 9

In the ordinary course of business, the Company utilizes AIG Technology, Inc., PineBridge Investment LLC (PineBridge), and Chartis Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                    2009       2008       2007
----------------------------------------------------------------  --------   --------   --------
AIG Technology, Inc.                                              $ 30,323   $ 32,761   $ 30,148
PineBridge Investment LLC (formerly AIG Global Investment Corp.)     6,076      6,700      7,139
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          270,160    268,146    257,540
                                                                  --------   --------   --------
   TOTAL                                                          $306,559   $307,607   $294,827
                                                                  ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,882,260 and $734,525, respectively.

As of December 31, 2009 and 2008, other invested assets included $936,167 and $612,384, respectively, of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Federal and foreign income taxes receivable/payable from/to affiliates as of December 31, 2009 and 2008 amounted to $261,158 and $(167,471), respectively.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------------   -------   -------   -------
Accounts receivable sold   $28,656   $75,661   $56,857
Losses recorded                675     1,945     1,694

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $72,518 and $91,974, respectively, at December 31, 2009 and 2008.

AS OF DECEMBER 31,                                       2009         2008
---------------------------------------------------   ----------   ----------
Balances with pool member companies                   $  194,242   $  257,373
Balances with less than 0.5% of admitted assets        2,245,844      177,430
                                                      ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $2,440,086   $  434,803
                                                      ==========   ==========
Balances with pool member companies                   $  116,222   $1,155,784
Balances with less than 0.5% of admitted assets          212,532      148,998
                                                      ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $  328,754   $1,304,782
                                                      ==========   ==========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 6 - REINSURANCE
--------------------

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

                                              2009                        2008                        2007
                                   -------------------------   -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,     WRITTEN        EARNED       WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $ 6,293,106   $ 6,258,037   $ 6,346,614   $ 5,967,292   $ 5,450,523   $ 5,319,330
Reinsurance premiums assumed:
   Affiliates                       13,353,275    15,180,172    17,910,581    20,121,728    22,972,380    22,951,382
   Non-affiliates                      560,836       632,527       301,155       503,276       528,953       493,411
                                   -----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                20,207,217    22,070,736    24,558,350    26,592,296    28,951,856    28,764,123
                                   -----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       13,322,772    14,735,091    16,925,631    18,259,644    19,911,172    19,869,772
   Non-affiliates                    1,140,940     1,246,179     1,053,565     1,067,568     1,264,103     1,227,602
                                   -----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $ 5,743,505   $ 6,071,466   $ 6,579,154   $ 7,265,084   $ 7,776,581   $ 7,666,749
                                   ===========   ===========   ===========   ===========   ===========   ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                       ASSUMED REINSURANCE        CEDED REINSURANCE               NET
                     -----------------------   -----------------------   ---------------------
                      UNEARNED                  UNEARNED                 UNEARNED
                       PREMIUM    COMMISSION    PREMIUM     COMMISSION    PREMIUM   COMMISSION
                      RESERVES      EQUITY      RESERVES      EQUITY     RESERVES     EQUITY
                     ----------   ----------   ----------   ----------   --------   ----------
DECEMBER 31, 2009:
   Affiliates        $7,795,151   $1,036,216   $7,324,831   $  980,942   $470,320    $ 55,274
   Non affiliates       596,114       79,242      399,445   $   53,492    196,669      25,750
                     ----------   ----------   ----------   ----------   --------    --------
   TOTALS            $8,391,265   $1,115,458   $7,724,276   $1,034,434   $666,989    $ 81,024
                     ==========   ==========   ==========   ==========   ========    ========
DECEMBER 31, 2008:
   Affiliates        $9,216,633   $1,213,853   $8,644,760   $1,132,628   $571,873    $ 81,225
   Non affiliates       667,805       87,952      504,664   $   66,120    163,142      21,832
                     ----------   ----------   ----------   ----------   --------    --------
   TOTALS            $9,884,438   $1,301,805   $9,149,424   $1,198,748   $735,015    $103,057
                     ==========   ==========   ==========   ==========   ========    ========

As of December 31, 2009 and 2008, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED      PAID     RESERVES FOR
                        PREMIUM      LOSSES     LOSSES AND
                        RESERVES    AND LAE         LAE
                       ----------   --------   ------------
DECEMBER 31, 2009:
   Affiliates          $7,324,831   $150,519    $33,903,933
   Non-affiliates         399,445    348,225      3,203,311
                       ----------   --------    -----------
   TOTAL               $7,724,276   $498,744    $37,107,244
                       ==========   ========    ===========
DECEMBER 31, 2008:
   Affiliates          $8,644,760   $288,984    $34,199,712
   Non-affiliates         504,664    390,595      2,482,579
                       ----------   --------    -----------
   TOTAL               $9,149,424   $679,579    $36,682,291
                       ==========   ========    ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                             NAIC Co.
REINSURER                                                      CODE        AMOUNT
----------------------------------------------------------   --------   -----------
Affilliates:
      National Union Pool                                      19380    $39,176,227
      AIU Insurance Company                                                 159,399
      American International Reinsurance Co. Ltd.                 --        308,398
      Chartis Overseas Ltd                                                  437,619
      AIG Global Trade And Political Risk Ins Company          10651        252,319
      United Guaranty Insurance Company                        11715         39,366
      Lexington Insurance Company                              19437         19,204
      American International Life Assurance Co. of NY (US)     60607          5,131
      Chartis Specialty Insurance Company                      26883          7,665
      Chartis Select Insurance Company                         10932          3,674
      Audubon Insurance Company                                19933          1,183
      Ascot Syndicate Lloyd's 1414                                --          2,304
      Chartis Europe SA                                           --         16,501
      Chartis Insurance UK Ltd                                    --          6,439
      Chartis Insurance Company of Canada                         --          5,465
      Landmark Insurance Company                                  --          1,132
      Other affiliates less than $1.0 million                     --          5,290
                                                                        -----------
   TOTAL AFFILIATES                                                     $40,447,316
                                                                        -----------
Non-Affilliates:                                                                 --
                                                                        -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                  $40,447,316
                                                                        ===========

During 2009, 2008, and 2007, the Company reported in its Statements of Income statutory losses (gains) of $11,466, $173, and $(4,270), respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                     2009    2008     2007
---------------------------------------   -------   ----   -------
American International Reinsurance Co.    $10,855   $ --   $    --
Nichido                                        --     --    (4,422)
Other reinsurers less than $1.0 million       611    173       152
                                          -------   ----   -------
TOTAL                                     $11,466   $173   $(4,270)
                                          =======   ====   =======

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $135,255 and $118,898, respectively.

During 2009, 2008 and 2007, the Company wrote-off reinsurance recoverable balances of $9,450, $(5,178) and $14,497, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------   ---------   --------------- --------
Premiums in course of collection                                 $184,440      $26,399      $210,839
Reinsurance payable on paid loss and loss adjustment expenses     209,384       12,491       221,875

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------   ---------   -------------   --------
Premiums in course of collection                                 $428,532       $6,834      $435,366
Reinsurance payable on paid loss and loss adjustment expenses     502,228        6,457       508,685

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and LEX. In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC).

By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                2008
                                                                -----------------   ------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------------------------------------------------------------   -------   -------   --------   -------
Premiums in course of collection                                $45,094   $21,846   $105,692   $92,674
Reinsurance payable on paid loss and loss adjustment expenses    80,087    19,860    122,908    87,616

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to an affiliate, American International Reinsurance Co. (AIRCO), which incepted in 1998 and was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, Consideration Paid or Received and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                  2008
                                               ---------
Reserves transferred                           $(401,754)
Paid losses recovered                           (355,164)
Consideration paid                              (212,172)
Special surplus from retroactive reinsurance     (46,592)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                             2009               2008
                                                       ----------------   ----------------
REINSURER                                              ASSUMED    CEDED   ASSUMED    CEDED
-------------------------------------------------      -------   ------   -------   ------
Chartis Specialty Insurance Co.                         $2,952   $   --   $2,967   $   --
Commerce and Industry Insurance Company of Canada        4,405       --    4,405       --
Lyndon Property Ins. Co.                                    --    1,465       --    1,785
Transatlantic                                               --       --       --    1,380
All other reinsurers less than 1.0 million                  --      675       --    2,014
                                                        ------   ------   ------   ------
   TOTAL                                                $7,357   $2,140   $7,372   $5,179
                                                        ======   ======   ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct             $   --     $ 93,380      $    --        $--
   Assumed                --       95,014       93,433         --
   Ceded               1,684           --           --         --
                      ------     --------      -------        ---
   TOTAL              $1,684     $188,394      $93,433        $--
                      ======     ========      =======        ===

                      DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     --------   ------------------------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $101,097      $    --      $     --
   Assumed                 --       97,668       93,433            --
   Ceded              559,534           --           --       510,960
                     --------     --------      -------      --------
   TOTAL             $559,534     $198,765      $93,433      $510,960
                     ========     ========      =======      ========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                           2009                      2008
                                                 -----------------------   -----------------------
                                                  DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                   ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                 ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                             $ 559,534    $ 198,765    $ 793,216    $ 200,040
   Deposit activity, including loss recoveries    (625,704)      (8,404)    (264,327)          83
   Interest income or expense, net of
      amortization of margin                        25,825       (1,967)      12,739       (1,358)
   Non-admitted asset portion                       42,029           --       17,906           --
                                                 ---------    ---------    ---------    ---------
BALANCE AT DECEMBER 31                           $   1,684    $ 188,394    $ 559,534    $ 198,765
                                                 =========    =========    =========    =========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $93,433     $ 510,960    $ 104,412    $ 734,590
   Contributions                   --           377           --          152
   Withdrawals                     --      (533,982)     (10,979)    (251,335)
   Interest                        --        22,645           --       27,553
                              -------     ---------    ---------    ---------
BALANCE AT DECEMBER 31        $93,433     $      --    $  93,433    $ 510,960
                              =======     =========    =========    =========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $46,273, securities of $2,416, and the release of $303,085 of funds held liabilities for the settlement of deposit assets of $407,410 with a non-admitted portion of $42,029. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $230,897. The net effect of these transactions was to reduce surplus to policyholders by $13,607.

The Company also holds a note from Union Excess in the amount of $39,065. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $49,917 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,584 with European Reinsurance Company Ltd., resulting in a loss of $2,452.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any Sub Group tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement and for future periods, Chartis,
     Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. currently holds tax liabilities related to uncertain tax positions and tax liabilities recorded as the result of agreed upon adjustments with the tax authorities of $265,568 through 2009. In addition, AIG assumed tax of $952,593 and $307,216 relating to qualifying on asset sales in accordance with the Credit Agreement during 2009 and 2008, respectively.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                                                                2009                                2008
                                                 ----------------------------------   -------------------------------
As of December 31,                                ORDINARY     CAPITAL     TOTAL      ORDINARY   CAPITAL     TOTAL
----------------------------------------------   ----------   --------   ----------   --------   -------   ----------
Gross deferred tax assets                        $1,091,055   $211,981   $1,303,036   $928,226   $77,059   $1,105,285
   Less: valuation allowance                             --         --           --         --        --           --
                                                 ----------   --------   ----------   --------   -------   ----------
Adjusted gross DTAs after valuation allowance     1,091,055    211,981    1,303,036    928,226    77,059    1,105,285
Gross deferred tax liabilities                      (81,360)        --      (81,360)   (55,331)   88,452)    (143,783)
                                                 ----------   --------   ----------   --------   -------   ----------
Net deferred tax assets/(liabilities) before
   admissibility test                             1,009,695    211,981    1,221,675    872,895    88,607      961,502
                                                 ==========   ========   ==========   ========   =======   ==========

Admitted pursuant to:
Carried back losses that reverse in subsequent
   calendar year                                         --     99,485       99,485         --        --           --
The lesser of adjusted gross DTAs realizable
   within 12 months or 10% statutory surplus        344,939         --      344,939    363,447        --      363,447
Adjusted gross DTAs that can be offset against
   DTLs                                              81,360         --       81,360     55,331    88,452      143,783

Additional admitted DTAs
Carried back losses that reverse in subsequent
   three calendar year                                          10,756       10,756         --        --           --
The lesser of adjusted gross DTAs realizable
   within 36 months or 15% statutory surplus        232,118         --      232,118         --        --           --
Adjusted gross DTAs that can be offset against
   DTLs                                                  --         --           --         --        --           --
                                                 ----------   --------   ----------   --------   -------   ----------
Total admitted deferred tax asset                   658,417    110,241      768,658    418,778    88,452      507,230
Deferred DTLs                                       (81,360)        --      (81,360)   (55,331)   88,452)    (143,783)
                                                 ----------   --------   ----------   --------   -------   ----------
Net admitted DTAs                                   577,057    110,241      687,298    363,447        --      363,447
Non admitted DTAs                                   432,638    101,740      534,377    598,055        --      598,055
                                                 ----------   --------   ----------   --------   -------   ----------
Total net DTAs                                    1,009,695    211,981    1,221,675    961,502        --      961,502
                                                 ==========   ========   ==========   ========   =======   ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                             CHANGE DURING 2009
                                                                       -----------------------------
                             DESCRIPTION                               ORDINARY   CAPITAL    TOTAL
--------------------------------------------------------------------   --------   -------   -------
Gross deferred tax assets                                               162,829    34,922   197,751
   Less: valuation allowance                                                 --        --        --
                                                                        -------   -------   -------
Adjusted gross DTAs after valuation allowance                           162,829    34,922   197,751
Gross deferred tax liabilities                                          (26,029)   88,452    62,423
                                                                        -------   -------   -------
Net deferred tax assets/(liabilities) before admissibility test         136,800   123,374   260,174
                                                                        =======   =======   =======

Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year                 --    99,485    99,485
The lesser of adjusted gross DTAs realizable within 12 months or 10%
   statutory surplus                                                    (18,508)       --   (18,508)
Adjusted gross DTAs that can be offset against DTLs                      26,029   (88,452)  (62,423)

Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year           --    10,756    10,756
The lesser of adjusted gross DTAs realizable within 36 months or 15%
   statutory surplus                                                    232,118        --   232,118
Adjusted gross DTAs that can be offset against DTLs                          --        --        --
                                                                        -------   -------   -------
Total admitted deferred tax asset                                       239,639    21,789   261,428
Deferred DTLs                                                           (26,029)   88,452    62,423
                                                                        -------   -------   -------
Net admitted DTAs                                                       213,610   110,241   323,851
Non-admitted DTAs                                                       (76,810)   13,133   (63,677)
                                                                        -------   -------   -------
Total net DTAs                                                          136,800   123,374   260,174
                                                                        =======   =======   =======

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

             DESCRIPTION                WITH PARA S 10.A.-C   WITH PARA S 10.E.   DIFFERENCE
-------------------------------------   -------------------   -----------------   ----------
Admitted DTAs                                   444,424             687,298          242,874
Admitted assets                                 525,926             769,731          243,805
Statutory surplus                             1,202,312           1,803,468          601,156
Total adjusted capital                       11,718,096          11,718,096               --
Authorized control level used in 10.d         2,574,862           2,574,862               --

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                          2009       2008       2007
----------------------------------------------------   ---------   --------   --------
Income tax expense/(benefit) on net underwriting and
   investment income                                   ($384,905)  $ 67,928   $424,729
Tax on capital gains/(losses)                            930,452    (13,526)     3,076
Foreign income tax expense                                 6,290         --
Federal income tax adjustment - prior years                1,479    (28,151)    85,892
                                                       ---------   --------   --------
CURRENT INCOME TAX EXPENSE INCURRED                    $ 553,316   $ 26,251   $513,694
                                                       =========   ========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

AS OF DECEMBER 31,                                    2009         2008        CHANGE    CHARACTER
------------------------------------------------   ----------   ----------   ---------   ---------
Deferred tax assets:
   Loss Reserve Discount                           $  353,686   $  378,131   ($ 24,445)     Ord
   Non -Admitted Assets                               224,679      144,894      79,785      Ord
   Unearned Premium Reserve                           247,259      267,944     (20,685)     Ord
   Unrealized Capital Losses                            5,519           --       5,519      Cap
   Partnerships                                            --           --          --      Ord
   Pension Adjustments                                     --           --          --      Ord
   Bad Debt Expense                                    94,049      134,704     (40,655)     Ord
   NOL                                                     --           --          --      Ord
   FTC                                                  2,109           --       2,109      Ord
   RCG                                                352,568      195,427     157,141      Cap
   Other Temporary Differences                         23,167        4,185      18,982      Ord
                                                   ----------   ----------   ---------
      GROSS DEFERRED TAX ASSETS                     1,303,036    1,125,285     177,751
   Non-admitted deferred tax assets                  (534,378)    (598,055)     63,677
                                                   ----------   ----------   ---------
   ADMITTED DEFERRED TAX ASSETS                       768,658      527,230     241,428
                                                   ==========   ==========   =========
Deferred tax liabilities:
   Unrealized capital gains                                $-   $  (88,452)  $  88,452      Ord
   Investments                                             --       (3,981)      3,981
   Depreciation                                            --      (22,091)     22,091
   Bond discount                                           --      (11,610)     11,610
   Other temporary differences                        (81,360)     (17,649)    (63,711)     Cap
                                                   ----------   ----------   ---------
      GROSS DEFERRED TAX LIABILITIES                  (81,360)    (143,783)     62,423
                                                   ----------   ----------   ---------
   NET ADMITTED DEFERRED TAX ASSETS                   687,298      383,447     303,850
                                                   ==========   ==========   =========
Gross deferred tax assets                           1,303,036    1,125,285     177,751
Gross deferred tax liabilities                        (81,360)    (143,783)     62,423
                                                   ----------   ----------   ---------
NET DEFERRED TAX ASSETS                             1,221,676      981,502     240,173
Income tax effect of unrealized capital gains                                   93,971
                                                                             ---------
Total change in deferred tax                                                   146,203
                                                                             =========
Change in deferred tax - current year                                           38,269
Change in deferred tax - prior period correction                               127,934

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate. When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

..    the nature, frequency, and severity of current and cumulative financial reporting losses;

..    transactions completed, including the sale of PAG, and transactions expected to be completed in the near future;

..    the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

..    the application of the amended tax sharing agreement between the Tax Sub
     Group and the Ultimate Parent; and

..    tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,303,036. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                            2009                       2008                      2007
                                                  ------------------------   -----------------------   -----------------------
                                                     AMOUNT     TAX EFFECT     AMOUNT     TAX EFFECT      AMOUNT    TAX EFFECT
                                                  -----------   ----------   ----------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 1,394,300   $ 488,005    $1,395,995   $ 488,598    $1,798,601   $ 629,510
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                                 (379,686)   (132,890)     (479,107)   (167,687)     (766,259)   (268,191)
   Intercompany dividends                            (287,872)   (100,755)     (503,426)   (176,199)     (139,912)    (48,969)
   Subpart F Income, Gross-Up & FTC                        --          --
   Meals and entertainment                                909         318         1,490         522         1,846         646
   Non-deductible penalties                               767         268           803         281         1,592         557
   Change in non-admitted assets                     (227,957)    (79,785)      244,297      85,504       (29,824)    (10,438)
   Federal income tax adjustments - prior years            --      17,098            --       5,332            --      80,466
   Change in tax positions                                 --      50,468            --      27,569            --      38,078
   Audit Adjustments - other adjustments                   --          --            --          --            --          --
   Remediation adjustments                                 --          --            --          --            --          --
   Other                                                   --       3,603            --          --            --          --
   Sale of divested entities                          (27,239)     (9,534)           --          --            --          --
   Sale of ILFC                                       795,000     278,250      (186,625)    (65,319)           --          --
                                                  -----------   ---------    ----------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                  (126,078)     27,042      (922,568)   (289,998)     (932,557)   (207,851)
                                                  -----------   ---------    ----------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              $ 1,268,222   $ 515,047    $  473,427   $ 198,600    $  866,044   $ 421,659
                                                  ===========   =========    ==========   =========    ==========   =========
   Current federal income tax                                    (377,136)                   39,777                   510,618
   Income tax on net realized capital gains                       930,452                   (13,526)                    3,076
   Change in net deferred income taxes                            (38,269)                  172,349                   (92,036)
                                                                ---------                 ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                       515,047                   198,600                   421,658
                                                                =========                 =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   -------
2007     None     343,131   343,131

2008     None      67,927    67,927
2009     None        None      None

As of December 31, 2009, the Company had $2,109 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $102,218 during 2009, $53,271 during 2008, and $304,501 during 2007.

As of December 31, 2009, the Company had no deposits under IRC (S) 6603.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,426 and $9,400.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURISDICTIONS   OPEN TAX YEARS
-----------------------   --------------
UNITED STATES             2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   PENSION PLAN
     ------------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,510
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,476)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $14,701, $7,149 and $5,279 for the years ended December 31, 2009, 2008 and
     2007, respectively. The allocation from the holding company is based on payroll for the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     In March 2009, AIG contributed approximately $420,000 to the AIG US retirement plan.

B.   POSTRETIREMENT BENEFIT PLANS
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated Absences, as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $112, $280 and $328 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTIONS AND DEFERRED COMPENSATION PLAN
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $13,270, $19,161 and $14,808, respectively, of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

A.   CAPITAL AND SURPLUS
     -------------------

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                  2009          2008
                              -----------   -----------
Unrealized gains and losses   $ 5,274,143   $ 5,805,880
Non-admitted asset values      (1,155,586)   (1,188,887)
Provision for reinsurance         (93,549)     (100,847)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $283,790 and $368,817, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                 2009
----------------------------------------   -----------
Unrealized gains, current year             $ 5,274,143
Unrealized gains, previous year              5,805,880
                                           -----------
Change in unrealized gains                    (531,737)

Change in tax on unrealized gains               20,011
Adjustments to beginning surplus                84,902
Amortization of goodwill                        (7,741)
                                           -----------
Change in unrealized, net of taxes         $  (434,565)
                                           ===========

Change in non-admitted asset values            2009
----------------------------------------   -----------
Non-admitted asset values, current year    $(1,155,586)
Non-admitted asset values, previous year    (1,188,887)
                                           -----------
Change in non-admitted assets                   33,301

Change in accounting principles SSAP 10R      (242,874)
Adjustments to beginning surplus                 7,789
                                           -----------
Change in non-admitted assets              $  (201,784)
                                           ===========

B.   RISK-BASED CAPITAL REQUIREMENTS
     -------------------------------

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS
     ---------------------

     Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2009, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2009, the maximum dividend payments, which may be made without prior approval during 2010, is approximately $1,241,507.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to Pennsylvania Insurance Department of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

     During 2009, the Company paid $537,000 in ordinary dividends to Chartis U.S. Inc. During 2008, the Company paid $1,737,225 in dividends to Chartis U.S. Inc. which included $1,212,225 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the Commonwealth of Pennsylvania. Refer to Note 5E for additional information.

NOTE 12 - CONTINGENCIES
-----------------------

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

A.   LEGAL PROCEEDINGS
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES
     ------

     The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $93,579, $91,142 and $42,333 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum aggregate annual rental commitments are as follows:

2010                           $ 97,602
2011                             98,388
2012                             99,685
2013                             85,658
2014                             79,209
Thereafter                      363,062
                               --------
TOTAL MINIMUM LEASE PAYMENTS   $823,604
                               ========

     Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

C.   OTHER CONTINGENCIES
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,678,888 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                     Licensed in
Name of life insurer                           Location   Balances     New York
---------------------------------------------  --------   --------   -----------
American General Life Insurance Company        Texas      $714,150       Yes
American International Life Assurance Company  New York    653,916       Yes
BMO Life Assurance Company                     Canada      248,700        No

     Of the amount of annuities due from American General Life Insurance Company, $604,995 represents amounts assigned to the Company from American Home.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $388,432. The Company expects only a small portion of this additional capital will be called upon during 2010.

     The Company has committed to provide (pound)50,000 in capital to a Lloyd's Syndicate. The Company accrued a loss of (pound)10.8 million ($17.3 million) at December 31, 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote. Refer to Note 4 for Asbestos and Environmental claims.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

     The Company underwrites a significant concentration of its direct business with brokers.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $360 and $130, respectively, and were reported as Other Income in the accompanying statements of income.

     As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
-----------------------------------------   ---------   ---------
Accrued recoverables and other assets       $ 111,154   $ 122,345
Allowance for doubtful accounts              (268,712)   (375,946)
Note receivable - reinsurance commutation      39,065          --
Guaranty funds receivable or on deposit        16,017      19,086
Loss funds on deposit                          64,845      60,882
Paid loss clearing                            318,182     332,286
Retroactive reinsurance recoverable             5,874       6,585
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 286,425   $ 165,238
                                            =========   =========

     Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $40,398 and $54,318, respectively, with related assets for premium tax credits of $16,017 and $19,086, respectively. Of the amount accrued, the Company expects to pay approximately $24,381 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,709 of premium tax offset credits and the associated liability in years two through five. The remaining $6,308 will be realized between years five and ten.

     The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $268,712 and $375,946, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2009, 2008 and 2007, the Company recorded $37,084, $50,530 and $94,880, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                     2009       2008
-----------------------------------------------------------------   --------   --------
Accrued retrospective premiums                                      $ 74,830   $ 59,542
Amounts withheld or retained by company for account of others          5,951      5,957
Deferred commission earnings                                           6,488     11,667
Salvage and subrogation recoverable                                    1,034      8,019
Other liabilities, includes suspense accounts, experience account
   balances and certain accruals                                     145,924     90,290
Remittances and items not allocated                                   44,299     31,821
Retroactive reinsurance payable                                        1,830      7,255
                                                                    --------   --------
   TOTAL OTHER LIABILITIES                                          $280,356   $214,551
                                                                    ========   ========

     EVENTS OCCURRING AT THE AIG LEVEL
     ---------------------------------

     In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

     On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

     On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

     NOTE 14 - SUBSEQUENT EVENTS
     ---------------------------

     Type I - Recognized Subsequent Events:

     Subsequent events have been considered through May 3, 2010 for the statutory statement issued on May 3, 2010.

     The Company, with the approval of the Pennsylvania Insurance Department, has reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 have been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

     Type II - Nonrecognized Subsequent Events:

     Subsequent events have been considered through May 3, 2010 for the statutory statement issued on May 3, 2010.

     On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz Holdings LLC. Quartz Holdings LLC is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S., Inc. The Company does not have a controlling interest in Fieldstone Securitization II LLC. The junior and senior notes have a maturity date of January 25, 2040, have stated interest rates of 11% and 7.75%, respectively and have been self rated. The Department has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes.

     In connection with the issuance of the notes, Graphite Management LLC, a wholly-owned subsidiary of Quartz Holdings LLC, used a portion of the proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties.

     On February 23, 2010, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement,

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, Pa.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                        DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

     together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

     The current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2008 surplus position.

     On March 5, 2010, the Company's board of directors declared a dividend of $170 million to its immediate parent.

     As noted in Note 13, on April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company (formerly AIU Holdings, Inc.), and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

     Effective April 1, 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $839 million, $700 million and $139 million, respectively.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements.

     (1) Audited Financial Statements of Variable Account I of American General Life Insurance Company of Delaware for the year ended December 31, 2009 are included in Part B of the registration statement.

     (2) Audited Financial Statements of American General Life Insurance Company of Delaware for the years ended December 31, 2009, 2008 and 2007 are included in Part B of the registration statement.

     (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2009 are included in Part B of the registration statement.

(b)  Exhibits.

     (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

     (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (9)

     (1)(c) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (7)

     (2)         N/A

     (3)(a) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (23)

     (3)(b)      Form of Selling Group Agreement. (12)

     (4)(a) Form of Individual Variable Annuity Single Purchase Payment Policy (45648 - 4/87). (1)

     (4)(b)      Form of Individual Variable Annuity Policy (11VAN0896). (1)

     (4)(c)      Form of Group Variable Annuity Policy (11VAN0896GP). (1)

     (4)(d)      Form of Variable Annuity Certificate of Coverage (16VAN0896).
                 (1)

     (4)(e) Form of Group Variable Annuity Policy (11GVAN999) and Certificate (16GVAN999). (2)

     (4)(f)      Form of Individual Variable Annuity Policy (11NLVAN100). (3)

     (4)(g)      Form of Group Immediate Variable Annuity Contract. (5)

     (4)(h)      Single Premium Immediate Variable Annuity Certificate. (5)

     (4)(i)      Certificate Schedule and Annuity Options. (5)

     (4)(j)      Form of Group Variable Annuity Policy (16GNSVAN0800). (6)

     (4)(k)      Form of Endorsement - Partial Withdrawal Option (16GVPW0403).
                 (11)

     (4)(l) Form of Endorsement - Initial Allocation of Net Single Premium (16GVMM403). (11)

     (4)(m) Form of Single Premium Group Immediate Variable Annuity Nonparticipating Contract, Form No. 11GVIA1000. (14)

     (4)(n) Form of Single Premium Immediate Variable Annuity Nonparticipating Certificate of Coverage, Form No. 16GVIA1000.
                 (14)

     (4)(o)      Form of Certificate Schedule, Form No. 16GVIA1000. (14)

     (4)(p) Form of Group Immediate Annuity Certificate Non-Participating, Form No. 14EGAN403. (20)

     (4)(q) Form of Endorsement Cancellation Option, Form No. 14GVCO403-Rev(11/05). (20)

     (5)(a)      Form of Variable Annuity Application (14VAN897). (1)

     (5)(b)      Form of Flexible Variable Annuity Application (56778 11/96).
                 (1)

     (5)(c)      Form of Single Variable Annuity Application (52970 11/96). (1)

     (5)(d)      Form of Group Variable Annuity Application (56451 11/96). (1)

     (5)(e) Form of Variable Immediate Annuity Application (14GVIA0403 Rev041906). (18)

     (5)(f) Specimen form of Annuity Service Change Request (RGVCR Rev 06/08). (Filed herewith)

     (6)(a) By-Laws of American General Life Insurance Company of Delaware, restated as of December 7, 2009. (7)

     (6)(b) Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991. (1)

     (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991. (1)

     (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (23)

     (6)(e) Restated Certificate of Incorporation of American General Life Insurance Company of Delaware, dated December 7, 2009. (7)

     (6)(f) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (12)

     (7) Reinsurance Agreement between AIG Life Insurance Company & AXA Corporate Solutions Life Reinsurance Company. (22)

     (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company.
                 (23)

     (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (23)

     (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated
                 February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (23)

     (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (23)

     (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (23)

     (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (12)

     (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated
                 February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (13)

     (8)(b)(i) Form of Participation Agreement between AIG Life Insurance Company and Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd, dated May 15, 1998. (4)

     (8)(b)(ii) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management, Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd,
                 LLP) and AIG Life Insurance Company, dated October 1, 2001.
                 (23)

     (8)(c)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001.
                 (4)

     (8)(c)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (10)

     (8)(c)(iii) Form of Participation Agreement among Vanguard Variable
                 Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (10)

     (8)(d) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and AIG Life Insurance Company. (22)

     (8)(e) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (22)

     (8)(f) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (15)

     (8)(g) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (15)

     (8)(h) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (21)

     (9)(a) Opinion and Consent of Counsel, Kenneth D. Walma, for AIG Life Insurance Company, dated May 1, 2002. (8)

     (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (16)

     (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (16)

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

     (11)        N/A

     (12)        N/A

     (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (17)

     (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and

                 President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (19)

     (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (24)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Initial filing of Form N-4 Registration Statement (File No. 333-93709) of Variable Account I of AIG Life Insurance Company filed on December 28, 1999.

(3) Incorporated by reference to Registrant's Registration Statement on Form N-4 (File No. 333-31972) filed on March 8, 2000.

(4) Incorporated by reference to Post Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(5) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on November 8, 2000.

(6) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File No. 333-49128) filed on November 27, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware filed on May 3, 2010.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on May 1, 2002.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 25, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on May 21, 2003.

(12) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(14) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on September 12, 2003.

(15) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on October 24, 2005.

(17) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on March 24, 2006.

(18) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on May 1, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on June 22, 2006.

(20) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on July 13, 2006.

(21) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(22) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(23) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(24) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Jay S. Wintrob              Director and Chairman of the Board of Directors
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA  90067

Mary Jane B. Fortin         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong          Director, President and Chief Executive Officer -
3600 Route 66               Benefit Solutions
Neptune, NJ 07754-1580

Robert M. Beuerlein         Director, Senior Vice President and Chief and
2727-A Allen Parkway        Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson          Director, Executive Vice President, Chief Service
2929 Allen Parkway          and Information Officer
Houston, TX 77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Don W. Cummings             Director, Senior Vice President and Chief Financial
2727-A Allen Parkway        Officer
Houston, TX 77019

Kyle L. Jennings            Director, Executive Vice President, General Counsel
2929 Allen Parkway          and Secretary
Houston, TX 77019

David W. O'Leary            Director, Executive Vice and Chief Operating Officer
2929 Allen Parkway
Houston, TX  77019

Steven D. Anderson          Senior Vice President - Business Planning and
2929 Allen Parkway          Analysis
Houston, TX 77019

Erik A. Baden               Senior Vice President - Strategic Marketing and
2929 Allen Parkway          Business Development
Houston, TX 77019

Wayne A. Barnard            Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield        Senior Vice President
3600 Route 66
Neptune, NJ 07754

Donna F. Fahey              Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

John Gatesman               Senior Vice President, Specialty Markets
2929 Allen Parkway
Houston, TX 77019

William F. Guterding        Senior Vice President
599 Lexington Avenue
New York, NY 10022

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Glen D. Keller              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy             Senior Vice President, New Business Operations
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy             Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire             Senior Vice President, Customer Service,
2727-A Allen Parkway        Underwriting & Medical
Houston, TX 77019

Laura W. Milazzo            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Barry Pelletteri            Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel            Senior Vice President, Chief Product Officer
2929 Allen Parkway
Houston, TX  77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Dale W. Sachtleben          Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton                 Senior Vice President and Chief Distribution Officer
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele            Senior Vice President, Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Chris Ayers                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel              Vice President
2929 Allen Parkway
Houston, TX 77019

Walter E. Bednarski         Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen           Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden           Vice President, Chief Compliance Officer and Chief
2727-A Allen Parkway        Counsel - Litigation
Houston, TX 77019

David R. Brady              Vice President
599 Lexington Avenue
New York, NY 10022

Stephen J. Brenneman        Vice President
600 King Street
Wilmington, DE 19801

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
James B. Brown              Vice President
2727 Allen Parkway
Houston, TX 77019

Dan Chamberlain             Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs              Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi            Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia             Vice President
3600 Route 66
Neptune, NJ 07754

Timothy M. Donovan          Vice President
2929 Allen Parkway
Houston, TX  77019

Farideh N. Farrokhi         Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Marc Gamsin                 Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA  90067

Frederick J. Garland, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Maike George                Vice President
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Liza Glass                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Daniel J. Gutenberger       Vice President and Medical Director
1200 N. Mayfair Road
Milwaukee, WI 53226

Roger E. Hahn               Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX  77019

Joel H. Hammer              Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington         Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig              Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Donald E. Huffner           Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

Walter P. Irby              Vice President and Chief  Financial Officer -
2929 Allen Parkway          Specialty Markets Group
Houston, TX 77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Karen M. Isaacs             Vice President
3600 Route 66
Neptune, NJ 07754

Robert J. Ley               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett        Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash             Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask               Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Melvin C. McFall            Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew            Vice President and Investment Officer
2929 Allen Parkway
Houston, TX  77019

Beverly A. Meyer            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael          Vice President
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Deanna Osmonson             Vice President
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Greg Outcalt                Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA  90067

Rembert R. Owen, Jr.        Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Lori J. Payne               Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival           Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Terri Robbins               Vice President
175 Water Street
New York, NY 10038

Debbie Runge                Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

Carly Sanchez               Vice President, Human Resources and Chief Diversity
2727-A Allen Parkway        Officer
Houston, TX 77019

Michael Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                 Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
-------------------------   ----------------------------------------------------
Dale Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba           Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh             Vice President
3600 Route 66
Neptune, NJ 07754

Christian D. Weiss          Vice President
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones             Chief Counsel - Business Lines and Assistant
2929 Allen Parkway          Secretary
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001465, filed February 26, 2010. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company of Delaware (Depositor).

CHANGE OF CONTROL OF AMERICAN INTERNATIONAL GROUP, INC.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American

International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. American General Life Insurance Company of Delaware is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 26, 2010, there were fifteen (15) owners of contracts of the class covered by this registration statement, fifteen (15) qualified contracts and zero (0) non-qualified contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account II

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
Variable Account A
Variable Account B

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R

(b) The following information is provided for each director and officer of the principal underwriter:

    NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
     BUSINESS ADDRESS           AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------------   ----------------------------------------------------
Mary Jane B. Fortin         Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX  77019

David W. O'Leary            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire             Director and Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings            Executive Vice President, General Counsel and
2929 Allen Parkway          Secretary
Houston, TX 77019

Larry Blews                 Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson          Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington           Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
     BUSINESS ADDRESS           AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------------   ----------------------------------------------------
Lauren W. Jones             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                    Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming             Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore            Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                         NET
                     UNDERWRITING
NAME OF PRINCIPAL   DISCOUNTS AND    COMPENSATION    BROKERAGE
   UNDERWRITER       COMMISSIONS    ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------------   -------------   -------------   -----------   ------------
American General
Equity Services
Corporation               0               0              0              0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company of Delaware at its principal executive office located at 600 King Street, Wilmington, Delaware 19801 or at American General Life Insurance Company of Delaware's Administrative Office located at 600 King Street
(DPEN), Wilmington, Delaware 19801.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Contracts. The National Union Guarantee will not cover any Contracts with a date of issue later than the Point of Termination.

The National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company of Delaware represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company of Delaware.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company), certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2010.


                                     VARIABLE ACCOUNT I OF AMERICAN GENERAL LIFE
                                     INSURANCE COMPANY OF DELAWARE
                                     (Registrant)

                                 BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     OF DELAWARE
                                     (On behalf of the Registrant and itself)


                                 BY: ROBERT F. HERBERT, JR.
                                     -------------------------------------------
                                     ROBERT F. HERBERT, JR.
                                     SENIOR VICE PRESIDENT,
                                     TREASURER AND CONTROLLER

                                     AGLD-1

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                      Title                       Date
----------------------------   -------------------------   --------------


JAY S. WINTROB                 Director and Chairman       April 30, 2010
----------------------------   of the Board of Directors
JAY S. WINTROB


MARY JANE B. FORTIN            Director, President and     April 30, 2010
----------------------------   Chief Executive Officer
MARY JANE B. FORTIN


DON W. CUMMINGS                Director, Senior            April 30, 2010
----------------------------   Vice President and
DON W. CUMMINGS                Chief Financial Officer


KYLE L. JENNINGS               Director                    April 30, 2010
----------------------------
KYLE L. JENNINGS


DAVID R. ARMSTRONG             Director                    April 30, 2010
----------------------------
DAVID R. ARMSTRONG


ROBERT M. BEUERLEIN            Director                    April 30, 2010
----------------------------
ROBERT M. BEUERLEIN


JEFFREY H. CARLSON             Director                    April 30, 2010
----------------------------
JEFFREY H. CARLSON


DAVID W. O'LEARY               Director                    April 30, 2010
----------------------------
DAVID W. O'LEARY

                                     AGLD-2

                                                                       333-36260
                                                                       811-05301

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2010.


                                            NATIONAL UNION FIRE INSURANCE
                                            COMPANY OF PITTSBURGH, PA.

                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                       Date
------------------------------   -------------------------   --------------


*KRISTIAN P. MOOR                Director and Chairman       April 30, 2010
------------------------------
 KRISTIAN P. MOOR


*JOHN Q. DOYLE                   Director, President and     April 30, 2010
------------------------------   Chief Executive Officer
 JOHN Q. DOYLE


*ROBERT S. SCHIMEK               Director, Chief Financial   April 30, 2010
------------------------------   Officer, Senior Vice
 ROBERT S. SCHIMEK               President, and Treasurer


*DAVID NEIL FIELDS               Director                    April 30, 2010
------------------------------
 DAVID NEIL FIELDS


*DAVID L. HERZOG                 Director                    April 30, 2010
------------------------------
 DAVID L. HERZOG


*ROBERT E. LEWIS                 Director                    April 30, 2010
------------------------------
 ROBERT E. LEWIS


MONIKA MARIA MACHON              Director                    April 30, 2010
------------------------------
MONIKA MARIA MACHON


*NICHOLAS S. TYLER               Director                    April 30, 2010
------------------------------
 NICHOLAS S. TYLER


*NICHOLAS C. WALSH               Director                    April 30, 2010
------------------------------
 NICHOLAS C. WALSH


*MARK TIMOTHY WILLIS             Director                    April 30, 2010
------------------------------
 MARK TIMOTHY WILLIS


* BY: ROBERT S. SCHIMEK
      --------------------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (13) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 24. EXHIBITS

(5)(f) Specimen form of Annuity Service Change Request, Form No. (RGVCR Rev 06/08).

(10)   Consent of Independent Registered Public Accounting Firm,
       PricewaterhouseCoopers LLP.

                                       E-1